      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 7, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1
                                       TO
                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                            ------------------------

                            ATRIA COMMUNITIES, INC.
                                (NAME OF ISSUER)
                            ATRIA COMMUNITIES, INC.
                            VENCOR HOLDINGS, L.L.C.
                                  VENCOR, INC.
                      (NAME OF PERSON(S) FILING STATEMENT)

                     COMMON STOCK, PAR VALUE $.10 PER SHARE
                         (TITLE OF CLASS OF SECURITIES)

                                   049905102
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                            ------------------------

         W. PATRICK MULLOY, II                       W. BRUCE LUNSFORD                         W. BRUCE LUNSFORD
        ATRIA COMMUNITIES, INC.                         VENCOR, INC.                        VENCOR HOLDINGS, L.L.C.
   501 SOUTH FOURTH AVENUE, SUITE 140                3300 AEGON CENTER                         3300 AEGON CENTER
       LOUISVILLE, KENTUCKY 40202                  400 WEST MARKET STREET                    400 WEST MARKET STREET
             (502) 719-1600                      LOUISVILLE, KENTUCKY 40202                LOUISVILLE, KENTUCKY 40202
                                                       (502) 596-7300                            (502) 596-7300

             (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSONS AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON
                                         BEHALF OF THE PERSON(S) FILING STATEMENT)

                            ------------------------

      THE COMMISSION IS REQUESTED TO SEND COPIES OF ALL COMMUNICATIONS TO:

                   J. VAUGHAN CURTIS, ESQ.                                          ROBERT A. HEATH, ESQ.
                      ALSTON & BIRD LLP                                             WYATT, TARRANT & COMBS
                     ONE ATLANTIC CENTER                                                CITIZENS PLAZA
                  1201 WEST PEACHTREE STREET                                   LOUISVILLE, KENTUCKY 40202-2895
                 ATLANTA, GEORGIA 30309-3424                                            (502) 589-5235
                        (404) 881-7000

                            ------------------------

This statement is filed in connection with (check the appropriate box):

a.         /x/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule
           13e-3(c) under the Securities Exchange Act of 1934.
b.         / / The filing of a registration statement under the Securities Act of 1933.
c.         / / A tender offer.
d.         / / None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. /x/

                           CALCULATION OF FILING FEE

                  TRANSACTION VALUATION*                                        AMOUNT OF FILING FEE
                       $482,642,455                                                    $96,530

/x/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


Amount previously paid: $482,642,455                            Filing party: Atria Communities, Inc.
Form or Registration no.: 000-21159                             Date filed: May 21, 1998


------------------------
* For purposes of calculation of the filing fee only. This transaction relates to the proposed merger (the 'Merger') of KA Acquisition Corp. with and into Atria Communities, Inc. (the 'Company'). The 'Transaction Valuation' amount referenced above is based upon (i) the acquisition of 22,150,294 shares of Common Stock, par value $.10 per share (the 'Common Stock'), of the Company at $20.25 per share, the cash price per share of Common Stock to be paid in the Merger, (ii) the cash out of options to purchase 1,672,507 shares of Common Stock, and (iii) the aggregate market value of 1,234,568 shares of Common Stock held by Vencor Holdings, L.L.C., based on the closing price per share of Common Stock of $18.063 on May 18, 1998. In accordance with Rule 0-11(c)(1) under the Securities Exchange Act of 1934, the filing fee is determined by multiplying the sum of the amounts calculated pursuant to the preceding sentence by 1/50th of one percent.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The cross-reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 as promulgated under the Securities Exchange Act of 1934, as amended, and shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item in this Statement are qualified in their entirety by the information contained in the Proxy Statement and the exhibits thereto.


                             CROSS REFERENCE SHEET

     SCHEDULE 13E-3 ITEM:                               LOCATION IN THE PROXY STATEMENT:
------------------------------  ---------------------------------------------------------------------------------
Item 1(a).....................  *

Item 1(b)                       'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval' and
                                'MARKET PRICES FOR THE COMMON STOCK'

Item 1(c).....................  'MARKET PRICES FOR THE COMMON STOCK'

Item 1(d).....................  'DIVIDENDS'

Item 1(e).....................  'UNDERWRITTEN PUBLIC OFFERINGS'

Item 1(f).....................  'PURCHASES OF COMMON STOCK BY CERTAIN PERSONS'

Item 2(a)-(d) and (g).........  'TRANSACTION PARTIES,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and
                                'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING
                                CORPORATION'


Item 2(e)-(f).................  *

Item 3(a)(1)..................  'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC-- Certain Transactions'

Item 3(a)(2)..................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of
                                Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' APPENDIX A--'AGREEMENT
                                AND PLAN OF MERGER,' and APPENDIX B--'SUPPORT AGREEMENT BY AND AMONG PARENT,
                                MERGER SUB AND CERTAIN PREDECESSORS TO VENCOR AND VHLLC'

Item 3(b).....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of
                                Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' 'SECURITY OWNERSHIP OF
                                THE COMPANY' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER'

Item 4(a).....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL
                                FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,'
                                'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER
                                AGREEMENT' and APPENDIX A-- 'AGREEMENT AND PLAN OF MERGER'

Item 4(b).....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL
                                FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,'
                                'SPECIAL FACTORS--Certain Federal Income Tax Consequences of the Merger,'
                                'SPECIAL FACTORS--Plans for the Company After the

                                Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE
                                MERGER AGREEMENT,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A--'AGREEMENT
                                AND PLAN OF MERGER'

Item 5(a)-(g).................  'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Plans for the
                                Company After the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger;
                                Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in
                                the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'THE
                                MERGER AGREEMENT--The Surviving Corporation,' 'DIRECTORS AND EXECUTIVE OFFICERS
                                OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION--Information
                                Concerning Directors and Executive Officers of the Surviving Corporation' and
                                APPENDIX A-- 'AGREEMENT AND PLAN OF MERGER'

Item 6(a)-(c).................  'SOURCE OF FUNDS FOR THE MERGER'

Item 6(d).....................  **

Item 7(a) and (c).............  'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Recommendations of
                                the Special Committee, the Board and Vencor' and 'SPECIAL FACTORS--Purpose and
                                Structure of the Merger; Certain Effects of the Merger'

Item 7(b).....................  'SPECIAL FACTORS--Background of the Merger' and 'SPECIAL FACTORS--Recommendations
                                of the Special Committee, the Board and Vencor'

Item 7(d).....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Certain Federal
                                Income Tax Consequences of the Merger,' 'SPECIAL FACTORS--Accounting Treatment of
                                the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'SPECIAL
                                FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER
                                AGREEMENT--General,' 'THE MERGER AGREEMENT--The Surviving Corporation,' 'THE
                                MERGER AGREEMENT--Consideration to be Received by Stockholders of the Company,'
                                'SOURCE OF FUNDS FOR THE MERGER,' 'SECURITY OWNERSHIP OF THE COMPANY,' 'DIRECTORS
                                AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING
                                CORPORATION--Information Concerning Directors and Executive Officers of the
                                Surviving Corporation' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER'

Item 8(a)-(b).................  'SPECIAL FACTORS--Recommendations of the Special Committee, the Board and Vencor'

Item 8(c).....................  'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' and
                                APPENDIX A--'AGREEMENT AND PLAN OF MERGER'

Item 8(d).....................  'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS-- Opinion of the
                                Company's and Special Committee's Financial Advisor' and APPENDIX F--'OPINION OF
                                BT ALEX. BROWN INCORPORATED.'

Item 8(e).....................  'SPECIAL FACTORS--Background of the Merger' and 'SPECIAL FACTORS--Recommendations
                                of the Special Committee, the Board and Vencor'

Item 8(f).....................  **

Item 9(a)-(c).................  'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS-- Opinion of the
                                Company's and Special Committee's Financial Advisor' and APPENDIX F--'OPINION OF
                                BT ALEX. BROWN INCORPORATED'

Item 10(a)....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of
                                Certain Persons in the Merger,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC'
                                and 'SECURITY OWNERSHIP OF THE COMPANY'

Item 10(b)....................  'PURCHASES OF COMMON STOCK BY CERTAIN PERSONS'

Item 11.......................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Plans for the
                                Company After the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the
                                Merger,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and 'SECURITY
                                OWNERSHIP OF THE COMPANY'

Item 12(a)....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of
                                Certain Persons in the Merger,' 'THE MERGER AGREEMENT--Consideration to be
                                Received by Stockholders of the Company,' 'CERTAIN INFORMATION CONCERNING VENCOR
                                AND VHLLC,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A--'AGREEMENT AND
                                PLAN OF MERGER'

Item 12(b)....................  'SPECIAL FACTORS--Recommendations of the Special Committee, the Board and Vencor'

Item 13(a)....................  'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,'
                                'APPRAISAL RIGHTS' and APPENDIX E-- 'SECTION 262 OF THE DELAWARE GENERAL
                                CORPORATION LAW'

Item 13(b)-(c)................  **

Item 14(a)....................  'INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE,' 'SELECTED HISTORICAL FINANCIAL
                                INFORMATION OF THE COMPANY,' and 'INDEPENDENT AUDITORS'

Item 14(b)....................  UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Item 15(a)....................  'SPECIAL FACTORS--Plans for the Company After the Merger' and 'SOURCE OF FUNDS
                                FOR THE MERGER'

Item 15(b)....................  'INTRODUCTION--Proxies; Proxy Solicitation'

Item 16.......................  The Proxy Statement in its entirety.

Item 17(a)-(f)................  *

------------------
 * Information is contained in this Statement
** Not applicable

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.


     This Rule 13e-3 Transaction Statement (this 'Statement') of Atria Communities, Inc., a Delaware corporation (the 'Company'), Vencor, Inc., a Delaware corporation ('Vencor'), and Vencor Holdings, L.L.C., a Delaware limited liability company and an indirect wholly owned subsidiary of Vencor ('VHLLC'), relates to an Agreement and Plan of Merger dated as of April 19, 1998, as amended (the 'Merger Agreement'), among the Company, Kapson Senior Quarters Corp., a Delaware corporation ('Parent'), and KA Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ('Merger Sub'), pursuant to which, among other things, (a) Merger Sub will be merged with and into the Company (the 'Merger' or the 'Transaction'), with the Company continuing as the surviving corporation (the 'Surviving Corporation'), (b) each outstanding share of common stock, $.10 par value, of the Company (the 'Common Stock') (except (i) 1,234,568 of the 10,000,000 shares of Common Stock held by VHLLC (the 'Retained Shares'), and (ii) those shares of Common Stock held by the Company (as treasury stock), by Parent or by their respective certain subsidiaries) will be converted into the right to receive $20.25 in cash, without interest, (c) each of the Retained Shares, and each share of Common Stock held by any subsidiary of the Company or Parent (but excluding Merger Sub), will be converted into one share of the Surviving Corporation's common stock, $.01 par value per share ('Recapitalized Common Stock'), (d) each outstanding share of Common Stock held by the Company as treasury stock or held by Parent or Merger Sub will be canceled without consideration and (e) each outstanding share of Merger Sub common stock will be converted into 9,135.802 shares of Recapitalized Common Stock. The Merger Agreement and the Merger have already been approved by the board of directors of each of the corporations that are parties to the Merger Agreement and are subject to the approval and adoption of the stockholders of
the Company at a Special Meeting of Stockholders to be held on August   , 1998.
This Statement is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the 'Act'). A copy of the Merger Agreement is filed by the Company as Appendix A to the Company's Proxy Statement (the 'Proxy Statement') and incorporated by reference in Item 17(c) to this Statement.


     (a) The issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction is the Company. The address of the Company's principal executive offices is 501 South Fourth Avenue, Suite 140, Louisville, Kentucky 40202.

     (b) The information set forth in 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval' and 'MARKET PRICES FOR THE COMMON STOCK' in the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in 'MARKET PRICES FOR THE COMMON STOCK' in the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in 'DIVIDENDS' in the Proxy Statement is incorporated herein by reference.

     (e) The information set forth in 'UNDERWRITTEN PUBLIC OFFERINGS' in the Proxy Statement is incorporated herein by reference.

     (f) The information set forth in 'PURCHASES OF COMMON STOCK BY CERTAIN PERSONS' in the Proxy Statement is incorporated herein by reference.

ITEM 2. IDENTITY AND BACKGROUND.

     (a) - (d) and (g) This statement is being filed by the Company, the issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction, by Vencor and by VHLLC. The information set forth in 'TRANSACTION PARTIES,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION' in the Proxy Statement is incorporated herein by reference.

     (e) - (f) None of the Company, Vencor and VHLLC or, to the best of their knowledge, any of the persons listed as directors or executive officers of the Company, Vencor or VHLLC under 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION' in the Proxy Statement, has during the last five years (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a)(1) The information set forth in 'CERTAIN INFORMATION CONCERNING VENCOR and VHLLC-- Certain Transactions' of the Proxy Statement is incorporated herein by reference.

     (a)(2) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' APPENDIX A--'AGREEMENT AND PLAN OF MERGER,' APPENDIX B-- 'SUPPORT AGREEMENT BY AND AMONG PARENT, MERGER SUB AND CERTAIN PREDECESSORS TO VENCOR AND VHLLC' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS-- Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.

     (a) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Certain Federal Income Tax Consequences of the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A-- 'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a) - (g) The information set forth in 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS-- Interests of Certain Persons in the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'THE MERGER AGREEMENT--The Surviving Corporation,' 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR AND VHLLC AND THE SURVIVING CORPORATION-- Information Concerning Directors and Executive Officers of the Surviving Corporation' and APPENDIX A-- 'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a) - (c) The information set forth in 'SOURCE OF FUNDS FOR THE MERGER' of the Proxy Statement is incorporated herein by reference.

     (d) Not applicable.

ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

     (a) and (c) The information set forth in 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board and Vencor' and 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'SPECIAL FACTORS--Background of the Merger' and 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board and Vencor' of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Certain Federal Income Tax Consequences of the Merger,' 'SPECIAL FACTORS--Accounting Treatment of the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT--General,' 'THE MERGER AGREEMENT--The Surviving Corporation,' 'THE MERGER AGREEMENT--Consideration to be Received by Stockholders of the Company,' 'SOURCE OF FUNDS FOR THE MERGER,' 'SECURITY OWNERSHIP OF THE COMPANY,' 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR AND VHLLC AND THE SURVIVING CORPORATION--Information Concerning Directors and Executive Officers of the Surviving Corporation' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION.

     (a) - (b) The information set forth in 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board and Vencor' of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Opinion of the Company's and Special Committee's Financial Advisor' and APPENDIX F-- 'OPINION OF BT ALEX. BROWN INCORPORATED' of the Proxy Statement is incorporated herein by reference.

     (e) The information set forth in 'SPECIAL FACTORS--Background of the Merger' and 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board and Vencor' of the Proxy Statement is incorporated herein by reference.

     (f) Not applicable.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a) - (c) The information set forth in 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Opinion of the Company's and Special Committee's Financial Advisor,' and APPENDIX F-- 'OPINION OF BT ALEX. BROWN INCORPORATED' of the Proxy Statement is incorporated herein by reference.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

     (a) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS-- Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and 'SECURITY OWNERSHIP OF THE COMPANY' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'PURCHASES OF COMMON STOCK BY CERTAIN PERSONS' of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Vote Required for Approval,' 'SPECIAL FACTORS-- Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'SPECIAL FACTORS-- Interests of Certain Persons in the Merger,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and 'SECURITY OWNERSHIP OF THE COMPANY' of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS-- Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT--Consideration to be Received by Stockholders of the Company,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board and Vencor' of the Proxy Statement is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth in 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'APPRAISAL RIGHTS' and APPENDIX E--'SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW' of the Proxy Statement is incorporated herein by reference.

     (b) - (c) Not applicable.

ITEM 14. FINANCIAL INFORMATION.

     (a) The information set forth in 'INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE,' 'SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY,' and 'INDEPENDENT AUDITORS' of the Proxy Statement is incorporated herein by reference. The Company's Consolidated Financial Statements and related Notes contained in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 1997, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998, are also incorporated herein by reference.

     (b) The information set forth in 'UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS' of the Proxy Statement is incorporated herein by reference.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) The information set forth in 'SPECIAL FACTORS--Plans for the Company After the Merger' and 'SOURCE OF FUNDS FOR THE MERGER' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'INTRODUCTION--Proxies; Proxy Solicitation' of the Proxy Statement is incorporated herein by reference.

ITEM 16. ADDITIONAL INFORMATION.

     The information set forth in the Proxy Statement is incorporated herein by reference in its entirety.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.


     (b)(1)*     --  Opinion of BT Alex. Brown Incorporated (attached as Appendix F to the Proxy Statement).

     (b)(2)*     --  BT Alex. Brown Incorporated Presentation to the Board of Directors of the Company, dated April
                     13, 1998.

     (b)(3)*     --  BT Alex. Brown Incorporated Presentation to the Board of Directors of the Company, dated April
                     19, 1998.

     (c)(1)      --  Agreement and Plan of Merger dated as of April 19, 1998 by and among the Company, Parent and
                     Merger Sub, as amended as of May 19, 1998 (attached as Appendix A to the Proxy Statement). The
                     Company will furnish supplementally any schedules or exhibits to the Commission upon request.

     (c)(2)      --  Support Agreement dated as of April 19, 1998 by and among Parent, Merger Sub and certain predecessors to Vencor and VHLLC (attached as Appendix B to the Proxy Statement).

     (c)(3)      --  Support Agreement dated as of April 19, 1998 by and among Parent, Merger Sub and the
                     Stockholders listed on Schedule A thereto (attached as Appendix C to the Proxy Statement).

     (d)(1)      --  Preliminary Proxy Statement dated July   , 1998.

     (d)(2)      --  Notice of Special Meeting of Stockholders (included in Proxy Statement).

     (d)(3)*     --  Proxy Card.

     (d)(4)*     --  Press Release issued by the Company on February 2, 1998.

     (d)(5)*     --  Press Release issued by the Company on February 25, 1998.

     (d)(6)*     --  Press Release issued by the Company on April 20, 1998.

     (d)(7)*     --  Press Release issued by the Company on May 13, 1998.

      (d)(8)     --  Press Release issued by the Company on June 15, 1998.

      (d)(9)     --  Press Release issued by the Company on June 26, 1998.

     (d)(10)*    --  Chief Executive Officer's Letter to Stockholders (included in Proxy Statement).

     (e)*        --  Text of Section 262 of the Delaware General Corporation Law (attached as Appendix E to the
                     Proxy Statement).
     (f)         --  Not Applicable.


------------------

* Previously filed.

                                   SIGNATURE

     AFTER DUE INQUIRY AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, I CERTIFY THAT THE INFORMATION SET FORTH IN THIS STATEMENT IS TRUE, COMPLETE AND CORRECT.

                                          ATRIA COMMUNITIES, INC.

                                          By: /s/ W. PATRICK MULLOY, II
                                             ----------------------------------
                                             Name: W. Patrick Mulloy, II
                                             Title:  President, Chief Executive
                                                     Officer and Director


July 2, 1998

                                   SIGNATURE

     AFTER DUE INQUIRY AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, I CERTIFY THAT THE INFORMATION SET FORTH IN THIS STATEMENT IS TRUE, COMPLETE AND CORRECT.

                                        VENCOR, INC.

                                        By: /s/ JAMES H. GILLENWATER, JR.
                                            --------------------------------
                                            Name: James H. Gillenwater, Jr.
                                            Title: Senior Vice President,
                                                   Planning and Development


July 2, 1998

                                   SIGNATURE

     AFTER DUE INQUIRY AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, I CERTIFY THAT THE INFORMATION SET FORTH IN THIS STATEMENT IS TRUE, COMPLETE AND CORRECT.

                                        VENCOR HOLDINGS, L.L.C.

                                        By: /s/ JAMES H. GILLENWATER, JR.
                                            --------------------------------
                                            Name: James H. Gillenwater, Jr.
                                            Title: Senior Vice President,
                                                   Planning and Development


July 2, 1998

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
     /x/ Preliminary Proxy Statement
     / / Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     / / Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ATRIA COMMUNITIES, INC.
--------------------------------------------------------------------------------

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):     / / No fee required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     /x/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $96,530
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.: 000-21159

--------------------------------------------------------------------------------

(3) Filing Party: Atria Communities, Inc., Vencor, Inc., and Vencor Holdings, L.L.C.
--------------------------------------------------------------------------------

(4) Date Filed: May 21, 1998
--------------------------------------------------------------------------------

                            ATRIA COMMUNITIES, INC.
                            501 SOUTH FOURTH AVENUE
                                   SUITE 140
                           LOUISVILLE, KENTUCKY 40202


                                                                   July   , 1998


Dear Stockholder:


     You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment or postponement thereof, the 'Special Meeting') of Atria Communities, Inc. (the 'Company'), to be held at 9:00 a.m., local time, on
               , August   , 1998, at the Seelbach Hotel, 500 South Fourth
Avenue, Louisville, Kentucky.



     As described in the enclosed Proxy Statement (the 'Proxy Statement'), at the Special Meeting you will be asked to approve and adopt an Agreement and Plan of Merger, dated as of April 19, 1998, as amended (the 'Merger Agreement'), among the Company, Kapson Senior Quarters Corp., a Delaware corporation ('Parent'), and KA Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Kapson ('Merger Sub'), and the Merger (as defined below) and the transactions contemplated thereby. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the 'Merger'), with the Company continuing as the surviving corporation and becoming a subsidiary of Parent (the 'Surviving Corporation').


     Pursuant to the terms of the Merger Agreement, each share of common stock, par value $.10 per share of the Company (the 'Common Stock'), other than (i) those shares held by stockholders who perfect their appraisal rights under applicable Delaware law, (ii) those shares held by the Company (as treasury stock), Parent or their respective subsidiaries, and (iii) 1,234,568 of the 10,000,000 shares of Common Stock held by Vencor Holdings, L.L.C., a Delaware limited liability company ('VHLLC') and an indirect wholly owned subsidiary of Vencor, Inc., a Delaware corporation ('Vencor'), will be converted into the right to receive $20.25 per share in cash, without interest, at the effective time (the 'Effective Time') of the Merger. The receipt of cash for Common Stock pursuant to the Merger will be a taxable transaction for federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign and other tax laws. See 'SPECIAL FACTORS--Certain Federal Income Tax Consequences of the Merger' in the accompanying Proxy Statement. Stockholders seeking to perfect their appraisal rights must submit written notice of such intent to demand payment for their shares of Common Stock prior to the vote at the Special Meeting.

     Following the Merger, approximately 88.1% of the outstanding capital stock of the Surviving Corporation will be beneficially owned by Parent and approximately 11.9% of the outstanding capital stock of the Surviving Corporation will be beneficially owned by VHLLC. With the exception of VHLLC and certain current members of the Company's management who will retain certain options to purchase shares of the Surviving Corporation (the 'Rollover Options'), the present holders of Common Stock and options to purchase Common Stock will no longer have any equity interest in the Company.


     Pursuant to the terms of the Merger Agreement, Parent may elect, by written notice to the Company and Vencor at any time prior to ten calendar days prior to the Special Meeting, to increase its equity ownership in the Surviving Corporation up to approximately 90%. See 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' in the accompanying Proxy
Statement. Present holders of the Common Stock may call 1-800-          to
determine if Parent has made such an election prior to delivering his, her or its proxy card.



     Parent has entered into agreements (collectively, the 'Support Agreements') that require Vencor, VHLLC and certain officers and all of the directors of the
Company (the 'Support Group'), who, as of July   , 1998, beneficially owned an
aggregate of approximately 46.4% of the total issued and outstanding shares of the Common Stock, to vote all of their shares of Common Stock in favor of the Merger Agreement and the Merger. See 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval' and 'SPECIAL FACTORS-- Interests of Certain Persons in the Merger' in the accompanying Proxy Statement.


     The Company's Board of Directors appointed a Special Committee on February 6, 1998, consisting of three directors of the Company who are not employees of the Company, Vencor, VHLLC or their respective subsidiaries or affiliates (the 'Special Committee'). The Special Committee has, among other things, reviewed and considered the proposed Merger and negotiated the terms of the Merger Agreement with Parent. THE

COMPANY'S BOARD OF DIRECTORS ACTING ON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, HAS UNANIMOUSLY APPROVED THE MERGER AS BEING IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS OF THE COMPANY. ACCORDINGLY, THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER. See 'SPECIAL FACTORS-- Recommendations of the Special Committee, the Board and Vencor,' '--Opinion of the Company's and the Special Committee's Financial Advisor' and '--Interests of Certain Persons in the Merger' in the accompanying Proxy Statement.


     Pursuant to the terms of the Merger Agreement, the Board of Directors of the Company may terminate the Merger Agreement prior to the approval of the Merger Agreement and the Merger by the stockholders of the Company if the Board of Directors has received a 'takeover proposal' (as defined in the Merger Agreement) and the Board of Directors determines that it should nullify or withdraw its approval of the Merger or the Merger Agreement in order to comply with its fiduciary duty to the Company's stockholders under applicable law, and if the Company complies with certain notice and other procedures specified in the Merger Agreement (including the payment of a termination fee). In determining whether to accept such a takeover proposal, the Board of Directors would consider a number of factors, some of which are not foreseeable at the present time, including the price offered (including the impact thereon of the termination fee), the certainty of closure of the proposed transaction and the then current financial condition of the Company.


     Attached is a Notice of Special Meeting of Stockholders and a Proxy Statement containing a discussion of the Merger. We urge you to read this material carefully. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE AS SOON AS POSSIBLE. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.


     If the Merger Agreement and the transactions contemplated thereby are adopted and approved by the holders of the Common Stock and all of the conditions to each of the parties' obligations to effect the Merger are satisfied, the Company anticipates that the closing of the Merger will occur within five business days of such stockholder approval.


     YOUR VOTE IS IMPORTANT FOR THE APPROVAL OF THE MERGER. A MAJORITY OF THE SHARES OF COMMON STOCK HELD BY ALL STOCKHOLDERS MUST BE PRESENT AT THE SPECIAL MEETING, IN PERSON OR BY PROXY, IN ORDER FOR A QUORUM TO BE PRESENT. DELAWARE LAW AND THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY REQUIRES THE AFFIRMATIVE APPROVAL OF THE MERGER AGREEMENT BY A MAJORITY OF ALL SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING. VENCOR, VHLLC AND CERTAIN OFFICERS AND DIRECTORS OF THE COMPANY (WHO BENEFICIALLY OWN AN AGGREGATE OF 46.4% OF THE CURRENTLY OUTSTANDING COMMON STOCK) HAVE AGREED TO VOTE THEIR SHARES IN FAVOR OF THE MERGER AGREEMENT AND THE MERGER.

     YOUR PROMPT COOPERATION WILL BE GREATLY APPRECIATED.

                                             Sincerely yours,
                                             W. Patrick Mulloy, II
                                             Chief Executive Officer,
                                             President and Director

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                            ATRIA COMMUNITIES, INC.
                            501 SOUTH FOURTH AVENUE
                                   SUITE 140
                           LOUISVILLE, KENTUCKY 40202

                            ------------------------


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST   , 1998

                            ------------------------

To the Stockholders of ATRIA COMMUNITIES, INC.:


     The Special Meeting of Stockholders of Atria Communities, Inc. (the
'Company'), will be held on               , August   , 1998 at the Seelbach
Hotel, 500 South Fourth Avenue, Louisville, Kentucky, at 9:00 a.m. local time, for the following purposes:



          1. To consider and vote upon a proposal to approve and adopt: (A) the Agreement and Plan of Merger, dated as of April 19, 1998, as amended (the 'Merger Agreement'), among the Company, Kapson Senior Quarters Corp., a Delaware corporation ('Parent') and KA Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ('Merger Sub'), pursuant to which, among other things, (a) Merger Sub will be merged with and into the Company (the 'Merger'), with the Company continuing as the surviving corporation (the 'Surviving Corporation') and pursuant to which the separate existence of Merger Sub will cease, (b) each outstanding share of the Company's common stock, par value $.10 per share (the 'Common Stock'), except (i) shares of Common Stock held by the Company (as treasury stock), Parent or their respective subsidiaries, (ii) 1,234,568 shares (the 'Retained Shares') of the 10,000,000 shares of Common Stock held by Vencor Holdings, L.L.C. ('VHLLC'), a Delaware limited liability company and an indirect wholly owned subsidiary of Vencor, Inc., a Delaware corporation ('Vencor'), and (iii) shares beneficially owned by persons who perfect their appraisal rights under applicable Delaware law, will be converted into the right to receive $20.25 in cash, without interest, (c) each outstanding share of Common Stock held by the Company (as treasury stock), Parent or Merger Sub will be canceled without consideration, (d) each of the Retained Shares held by VHLLC and each of the other shares of Common Stock held by subsidiaries of the Company or Parent (excluding Merger Sub) will be converted into and become one share of Common Stock, par value $.01 per share, of the Surviving Corporation (the 'Recapitalized Common Stock'), and (e) each of the 1,000 outstanding shares of Merger Sub common stock, par value $.01 per share, will be converted into 9,135.802 shares of Recapitalized Common Stock; and
             (B) the Merger and the other transactions contemplated by the Merger Agreement.

          2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     A copy of the Merger Agreement is included as Appendix A to the accompanying Proxy Statement. Only holders of Common Stock of record at the
close of business on July   , 1998 (the 'Record Date'), will be entitled to
notice of and to vote at the Special Meeting (the 'Voting Shares'). The Special Meeting may be adjourned from time to time without notice other than announcement at the Special Meeting, and any business for which notice of the Special Meeting is hereby given may be transacted at any such adjournment. A complete list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders of the Company at the offices of the Company for a period of ten days prior to the Special Meeting.


     Parent and Merger Sub have entered into agreements that require Vencor, VHLLC and certain officers and directors of the Company (collectively, the 'Support Agreements'), who, as of the Record Date, owned an aggregate of approximately 46.4% of the total Voting Shares, to vote their shares in favor of the Merger Agreement and the Merger. See 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval' and 'SPECIAL FACTORS--Interest of Certain Persons in the Merger' in the accompanying Proxy Statement.


     The presence at the Special Meeting, in person or by proxy, of a majority of the Voting Shares held by all stockholders of the Company are necessary for a quorum to exist at the Special Meeting. If a quorum is present, then, pursuant to the Delaware General Corporation Law (the 'DGCL') and the Restated Certificate of Incorporation, approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding Voting Shares. See 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval' in the accompanying Proxy Statement.

     If the Merger is consummated, holders of Common Stock who do not vote in favor of the Merger Agreement and the Merger and who perfect their statutory appraisal rights under Section 262 of the DGCL will have the right to seek payment for their shares of Common Stock. See 'APPRAISAL RIGHTS' in the accompanying Proxy Statement for a statement of the rights of dissenting stockholders and a description of the procedures required to be followed by such stockholders to obtain appraisal of their shares of Common Stock.

     PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          J. TIMOTHY WESLEY
                                          Secretary


Louisville, Kentucky
July   , 1998


     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING IN PERSON, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE AS SOON AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

     THE COMPANY'S BOARD OF DIRECTORS, ACTING ON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS (CONSISTING OF THREE DIRECTORS OF THE COMPANY WHO ARE NOT EMPLOYEES OF ANY OF THE COMPANY, VENCOR, VHLLC OR THEIR RESPECTIVE AFFILIATES), UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

                               TABLE OF CONTENTS


                                                                                                             PAGE
                                                                                                             ----
INTRODUCTION..............................................................................................      1
  Proposal to be Considered at the Special Meeting........................................................      1
  Record Date; Voting Rights; Votes Required for Approval.................................................      2
  Proxies; Proxy Solicitation.............................................................................      3
AVAILABLE INFORMATION.....................................................................................      3
SUMMARY...................................................................................................      4
TRANSACTION PARTIES.......................................................................................     11
  The Company.............................................................................................     11
  Vencor and VHLLC........................................................................................     11
  Parent and Merger Sub...................................................................................     11
SPECIAL FACTORS...........................................................................................     13
  Background of the Merger................................................................................     13
  Recommendations of the Special Committee, the Board and Vencor..........................................     20
  Opinion of the Company's and the Special Committee's Financial Advisor..................................     23
  Purpose and Structure of the Merger; Certain Effects of the Merger......................................     26
  Certain Federal Income Tax Consequences of the Merger...................................................     27
  Accounting Treatment of the Merger......................................................................     29
  Plans for the Company After the Merger..................................................................     29
  Interests of Certain Persons in the Merger..............................................................     29
  Litigation Relating to the Merger.......................................................................     34
THE MERGER AGREEMENT......................................................................................     35
  General.................................................................................................     35
  Effective Time of the Merger............................................................................     35
  The Surviving Corporation...............................................................................     35
  Consideration to be Received by Stockholders of the Company.............................................     35
  Company Stock Options...................................................................................     36
  Convertible Subordinated Notes..........................................................................     37
  Representations and Warranties..........................................................................     37
  Covenants Relating to Conduct of the Company's Business.................................................     38
  Non-Solicitation........................................................................................     38
  Cooperation and Reasonable Efforts......................................................................     39
  Rollover Options........................................................................................     40
  Benefit Plans and Other Arrangements....................................................................     40
  Indemnification.........................................................................................     41
  Fees and Expenses.......................................................................................     41
  Transfer Taxes..........................................................................................     42
  Headquarters............................................................................................     42
  Conditions to Closing...................................................................................     42
  Termination.............................................................................................     43
  Amendment...............................................................................................     44
  Regulatory Requirements.................................................................................     44

APPRAISAL RIGHTS..........................................................................................     45
  Delaware Statutory Appraisal Rights.....................................................................     45
SOURCE OF FUNDS FOR THE MERGER............................................................................     48
  Financing of the Transaction............................................................................     48
  Fees and Expenses.......................................................................................     48
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.....................................................     49
SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY..................................................     57
MARKET PRICES FOR THE COMMON STOCK........................................................................     59
DIVIDENDS.................................................................................................     60
CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC...........................................................     60
  Vencor..................................................................................................     60
  VHLLC...................................................................................................     60
  General.................................................................................................     60
  Certain Transactions....................................................................................     60
  DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION............     63
  Information Concerning Directors and Executive Officers of the Company..................................     63
  Information Concerning Directors and Executive Officers of Vencor and VHLLC.............................     64
  Information Concerning Directors and Executive Officers of the Surviving Corporation....................     66
SECURITY OWNERSHIP OF THE COMPANY.........................................................................     67
PURCHASES OF COMMON STOCK BY CERTAIN PERSONS..............................................................     70
UNDERWRITTEN PUBLIC OFFERINGS.............................................................................     71
TRANSACTION OF OTHER BUSINESS.............................................................................     71
INDEPENDENT AUDITORS......................................................................................     71
STOCKHOLDER PROPOSALS.....................................................................................     72
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...........................................................     72

APPENDIX A-- Agreement and Plan of Merger, as amended

APPENDIX B-- Support Agreement among Parent, Merger Sub, Vencor and a predecessor to VHLLC

APPENDIX C-- Support Agreement among Parent, Merger Sub and Certain of the Officers and all of the
            Directors of the Company

APPENDIX D-- Form of Shareholder and Registration Rights Agreement

APPENDIX E-- Section 262 of the Delaware General Corporation Law

APPENDIX F-- Opinion of BT Alex. Brown Incorporated

                            ATRIA COMMUNITIES, INC.
                            501 SOUTH FOURTH AVENUE
                                   SUITE 140
                           LOUISVILLE, KENTUCKY 40202

                            ------------------------


                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST   , 1998
                                  INTRODUCTION



     The Special Meeting of Stockholders (including any adjournment or postponement thereof, the 'Special Meeting') of Atria Communities, Inc. (the
'Company') will be held at 9:00 a.m., local time, on                , August   ,
1998, at the Seelbach Hotel, 500 South Fourth Avenue, Louisville, Kentucky. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Special Meeting. This Proxy Statement and the attached Notice of Special Meeting of Stockholders and the proxy card are first being mailed to stockholders of the
Company on or about July   , 1998. The date of this Proxy Statement is July   ,
1998.


PROPOSAL TO BE CONSIDERED AT THE SPECIAL MEETING


     At the Special Meeting, the stockholders of the Company will consider and vote upon a proposal to approve and adopt (A) an Agreement and Plan of Merger dated as of April 19, 1998, as amended (the 'Merger Agreement'), among the Company, Kapson Senior Quarters Corp., a Delaware corporation ('Parent'), and KA Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ('Merger Sub'), and (B) the transactions contemplated thereby. Merger Sub was organized by Parent solely to facilitate the proposed transaction. See 'TRANSACTION PARTIES.' The Company's largest stockholder is Vencor Holdings, L.L.C. ('VHLLC'), a Delaware limited liability company and an indirect wholly owned subsidiary of Vencor, Inc., a Delaware corporation ('Vencor'). VHLLC is currently the owner of approximately 42.8% of the Company's outstanding common stock, par value $.10 per share (the 'Common Stock').



     The Merger Agreement provides for the merger of Merger Sub with and into the Company (the 'Merger'), with the Company continuing as the surviving corporation (the 'Surviving Corporation'). Following the Merger, the Company will be a subsidiary of Parent. Pursuant to the Merger, (i) each outstanding share of Common Stock (other than (x) shares held by the Company (as treasury stock), Parent or their respective subsidiaries, (y) 1,234,568 shares (the 'Retained Shares') of the 10,000,000 shares of Common Stock held by VHLLC, and
(z) shares owned by stockholders who do not vote in favor of the Merger Agreement and the Merger and who perfect their appraisal rights under Section 262 of the Delaware General Corporation Law ('DGCL')) will receive $20.25 per share in cash, without interest (the 'Merger Consideration'), (ii) each outstanding share of Common Stock owned by Parent, Merger Sub or held by the Company (as treasury stock) will be canceled without consideration, (iii) each of the 1,000 outstanding shares of Merger Sub common stock will be converted into 9,135.802 shares of common stock of the Surviving Corporation par value $.01 per share (the 'Recapitalized Common Stock'), and (iv) each of the Retained Shares held by VHLLC and each of the other shares of Common Stock held by subsidiaries of the Company or Parent (excluding Merger Sub) will be converted into and become one share of Recapitalized Common Stock. The closing of the Merger is conditioned upon the approval of the Merger Agreement and the transactions contemplated thereby by the stockholders of the Company and certain other conditions described below under 'THE MERGER AGREEMENT--Conditions to Closing.' A copy of the Merger Agreement is included as Appendix A to this Proxy Statement.



     The aggregate consideration required in order to consummate the transactions contemplated by the Merger Agreement is estimated to be approximately $624.0 million (including payment for the outstanding shares of Common Stock, the cash-out of certain stock options, the repurchase of certain convertible subordinated notes and the payment of certain fees and expenses). See 'SOURCES OF FUNDS OF THE MERGER--Financing of the Transaction.' Pursuant to the Merger Agreement, Parent will pay $20.25 per share in cash, without interest, for each outstanding share of Common Stock (other than the Retained
Shares). On July   , 1998, the most recent
practicable date before the printing of this Proxy Statement, the closing price per share for the Common Stock, as reported by the Nasdaq National Market
System, was $           .


     Following the Merger, approximately 88.1% of the outstanding Recapitalized Common Stock will be beneficially owned by Parent and approximately 11.9% of the outstanding Recapitalized Common Stock will be beneficially owned by VHLLC. With the exception of VHLLC and certain current members of the Company's management who will retain certain options to purchase Recapitalized Common Stock (the 'Rollover Options'), the present holders of Common Stock and options to purchase Common Stock will no longer have any equity interest in the Company. See 'SPECIAL FACTORS--Interests of Certain Persons in the Merger.'

     THE COMPANY'S BOARD OF DIRECTORS, ACTING ON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

RECORD DATE; VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL


     The Board of Directors of the Company has fixed the close of business on
July   , 1998 (the 'Record Date'), as the date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on that date will be entitled to notice of and to vote at the Special Meeting (the 'Voting Shares'). At the close of business on the Record Date,
there were            shares of Common Stock (held by        stockholders of
record) outstanding and entitled to vote at the Special Meeting.


     Each holder of Voting Shares is entitled to cast one vote per share in person or by proxy at the Special Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, at the Special Meeting of the holders of a majority of the Voting Shares entitled to vote at the Special Meeting are necessary for a quorum to exist at the Special Meeting. Abstentions and broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) will be counted as shares present for purposes of determining the presence of a quorum.

     Pursuant to the DGCL and the Restated Certificate of Incorporation of the Company, the Merger Agreement must be approved and adopted by the holders of at least a majority of the outstanding Voting Shares. The Merger Agreement does not require the approval of the Merger Agreement and the Merger by the holders of a majority of the outstanding Voting Shares who are unaffiliated with Vencor. For purposes of determining whether a proposal has received sufficient votes for adoption, abstentions and broker non-votes will have the effect of a vote against the Merger Agreement and the Merger.


     Parent and Merger Sub have entered into agreements (collectively, the 'Support Agreements') with predecessors of Vencor and VHLLC and with certain officers and directors of the Company. Such officers and directors, along with
(i) Vencor, and (ii) VHLLC, are referred to herein as the 'Support Group.' See 'TRANSACTION PARTIES--Vencor and VHLLC' and 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC-- Vencor.' Pursuant to the Support Agreements, each member of the Support Group has agreed to vote all of his, her or its Voting Shares in favor of the Merger Agreement and the Merger, such Voting Shares representing, as of the Record Date, an aggregate of approximately 46.4% of the total outstanding Voting Shares, and has granted a proxy to affiliates of Parent for purposes of voting on the Merger Agreement and the transactions contemplated thereby. A copy of the Support Agreement entered into among Parent, Merger Sub and certain predecessors to Vencor and VHLLC is included as Appendix B to this Proxy Statement, and a copy of the Support Agreement entered into between Parent, Merger Sub and certain of the officers and all of the directors of the Company is included as Appendix C to this Proxy Statement, and all such copies are incorporated herein by reference. The discussion of the Support Agreements contained in this Proxy Statement is qualified in its entirety by reference to the complete text of such Support Agreements.


     Holders of Common Stock who do not want to accept the Merger Consideration, who do not vote in favor of (or who abstain from voting on) the Merger Agreement and the Merger, and who perfect their appraisal rights by complying with the provisions of Section 262 of the DGCL, will have the right to receive cash payment for the 'fair value' of their Common Stock. Any stockholder contemplating the exercise of appraisal rights should carefully review Section 262 of the DGCL, particularly the procedural steps required to perfect appraisal rights, a description of which is provided herein under 'APPRAISAL RIGHTS.' A stockholder who fails to comply with such procedural requirements will forfeit such holder's appraisal rights and, upon consummation of the Merger, such holder's shares of Common Stock will be converted into the right to receive the Merger Consideration. See 'APPRAISAL RIGHTS' and Appendix E--'Section 262 of the Delaware General Corporation Law.'

PROXIES; PROXY SOLICITATION


     All Voting Shares represented by properly executed proxies received prior to or at the Special Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, and in the discretion of the persons named in the proxy on such other matters as may properly be presented at the Special Meeting.


     A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated and signed proxy or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.

     The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies by telephone, telegram or by personal interviews. Such persons will receive no additional compensation for such services. The Company has retained Corporate Communications, Inc. to assist in
the solicitation of proxies at a cost of approximately $        . The Company
will reimburse brokers, fiduciaries, custodians and other nominees for their charges and expenses in forwarding proxy material to the beneficial owners of Voting Shares.

                             AVAILABLE INFORMATION

     The Company, Vencor and VHLLC have filed with the Securities and Exchange Commission (the 'Commission'), a Schedule 13E-3 Transaction Statement (including any amendments thereto, the 'Schedule 13E-3'), under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), with respect to the Merger. This Proxy Statement does not contain all the information set forth in the Schedule 13E-3 and the exhibits thereto, certain parts of which are omitted in accordance with the rules and regulations of the Commission.

     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Commission.


     The Schedule 13E-3 and the respective exhibits thereto, as well as such reports, proxy statements and other information filed by the Company with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; and at the Commission's Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048, and Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants such as the Company that file electronically with the Commission. The address of such site is http://www.sec.gov. The Common Stock is traded on the Nasdaq National Market System and certain of the Company's reports, proxy materials and other information are available at the offices of the Nasdaq National Market System, 1735 K Street, N.W., Washington, D.C. 20006.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement. The following summary is not intended to be a complete description of the matters covered in this Proxy Statement and is subject to and qualified in its entirety by reference to the more detailed information contained elsewhere in this Proxy Statement, including the Appendices hereto. Stockholders are urged to read carefully the entire Proxy Statement, including the Appendices.

TRANSACTION PARTIES


The Company...............................  Atria Communities, Inc. (the 'Company') is a Delaware corporation that provides assisted and independent living services for the elderly. The Company's principal offices are located at 501 South
                                            Fourth Avenue, Suite 140, Louisville, Kentucky 40202. See
                                            'TRANSACTION PARTIES--The Company' and 'SELECTED HISTORICAL FINANCIAL
                                            INFORMATION OF THE COMPANY.'

Vencor and VHLLC..........................  Vencor, Inc. ('Vencor') is a Delaware corporation that provides a variety of long-term health care services. Vencor's principal executive offices are located at 3300 Aegon Center, 400 West Market
                                            Street, Louisville, Kentucky 40202. Vencor Holdings, L.L.C. ('VHLLC')
                                            is a Delaware limited liability company and an indirect wholly owned subsidiary of Vencor, and at the Record Date owned 10,000,000 shares of Common Stock (approximately 42.8% of the then outstanding shares of Common Stock). See 'TRANSACTION PARTIES--Vencor and VHLLC' and
                                            'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC.'

Parent and Merger Sub.....................  Kapson Senior Quarters Corp. ('Parent') is a Delaware corporation that provides assisted living services in the northeastern region of the United States, and has owned, managed and/or operated assisted living facilities since 1972. Parent's principal executive offices are located at 125 Froehlich Farm Boulevard, Woodbury, New York
                                            11797. KA Acquisition Corp ('Merger Sub'), a Delaware corporation and a wholly owned subsidiary of Parent, was organized by Parent for the purpose of effecting the Merger.

                                            Parent is an indirect wholly owned subsidiary of LF Strategic Realty
                                            Investors II, L.P., a Delaware limited partnership (the 'Fund'). The
                                            Fund primarily engages in the business of investing in real estate related companies, such as Parent, ARV Assisted Living Inc., The
                                            Fortress Group, Inc., The Rubenstein Company, L.P., American
                                            Apartment Communities III, Inc. and FAC Realty Trust.

                                            Lazard Freres Real Estate Investors L.L.C. ('LFREI'), a New York
                                            limited liability company, is the general partner of the Fund.
                                            LFREI's activities consist principally of acting as the general partner of several real estate limited partnerships that are affiliated with Lazard Freres & Co. LLC ('Lazard'). Lazard is an investment bank that provides general investment banking, investment advisory, financial and other advisory services. See 'TRANSACTION
                                            PARTIES-- Parent and Merger Sub.'

THE SPECIAL MEETING

Time, Place and Date of the Special
  Meeting.................................  The Special Meeting of Stockholders of the Company will be held at the Seelbach Hotel, 500 South Fourth Avenue, Louisville, Kentucky, on
                                                           , August   , 1998, at 9:00 a.m., local time.

Record Date...............................  Holders of record of Common Stock at the close of business on July
                                              , 1998 (the 'Record Date'), are entitled to notice of and to vote at the Special Meeting. On such Record Date, there were
                                            shares of Common Stock outstanding (the 'Voting Shares'), with each such Voting Share entitled to cast one vote with respect to the
                                            Merger Agreement and the Merger at the Special Meeting. See
                                            'INTRODUCTION--Record Date; Voting Rights; Votes Required for
                                            Approval.'

Purpose of the Special Meeting; Quorum;
  Vote Required...........................  At the Special Meeting, stockholders will consider and vote upon a proposal to approve and adopt the Merger Agreement, a copy of which is included as Appendix A to this Proxy Statement, and the transactions contemplated thereby. See 'INTRODUCTION--Proposal to be
                                            Considered at the Special Meeting.' The presence at the Special
                                            Meeting, in person or by proxy, of a majority of the Voting Shares held by all stockholders of the Company is necessary for a quorum to exist at the Special Meeting. Pursuant to the DGCL and the Restated
                                            Certificate of Incorporation of the Company, approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding Voting Shares. There is no requirement that the Merger Agreement and the Merger be approved by a majority of the holders of shares of Common Stock held by persons not affiliated with Vencor. Members of the Support Group, who, as of the Record Date
                                            beneficially owned an aggregate of approximately 46.4% of the Voting
                                            Shares, have agreed to vote their Voting Shares in favor of the
                                            Merger Agreement and the transactions contemplated thereby.

                                            A stockholder who has given a proxy pursuant to this solicitation may revoke it at any time prior to the Special Meeting by delivering an instrument revoking the proxy or a duly executed proxy bearing a later date. In addition, a stockholder may revoke his or her proxy at the Special Meeting by giving notice of his or her intention to vote in person. Failure to return an executed proxy or vote in person at the Special Meeting or a vote to abstain will constitute, in effect, a vote against the approval and adoption of the Merger Agreement,
                                            Pursuant to the Merger Agreement, if a majority of the outstanding shares of Common Stock do not vote in favor of the approval and adoption of the Merger Agreement, Parent or the Company may terminate the Merger Agreement. In the event that the Merger Agreement is so terminated and any person has made an alternative 'takeover proposal'
                                            (as defined in the Merger Agreement) which has not been withdrawn prior to ten (10) days before the date of the Special Meeting (August
                                            __, 1998), the Company shall pay to Parent upon demand a termination fee of $18,209,496 (the 'Termination Fee') plus certain expenses. See
                                            'INTRODUCTION-- Record Date; Voting Rights; Votes Required for
                                            Approval' and 'THE MERGER AGREEMENT--Fees and Expenses.'

THE MERGER; SPECIAL FACTORS

Structure of the Merger...................  Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation and becoming a subsidiary of Parent. Each outstanding share of Common
                                            Stock (except 1,234,568 shares (the 'Retained Shares') of the
                                            10,000,000 shares of Common Stock held by VHLLC) will be converted into the right to receive $20.25 in cash, without interest. Each of the 1,000 outstanding shares of common stock, par value $.01 per share, of Merger Sub will be converted into

                                            9,135.802 shares of common stock, $.01 par value, of the Surviving
                                            Corporation (the 'Recapitalized Common Stock'). Each of the Retained
                                            Shares held by VHLLC will be converted into one share of
                                            Recapitalized Common Stock. See 'SPECIAL FACTORS--Purpose and
                                            Structure of the Merger; Certain Effects of the Merger,' '--Interests
                                            of Certain Persons in the Merger' and 'THE MERGER AGREEMENT.'

Determination of Special Committee;
  Recommendation of Company's Board of
  Directors...............................  A special committee of the Board of Directors, consisting of three directors of the Company who are not and have not been employed by or affiliated with the Company or Vencor (except in their capacity as directors of the Company), or Parent or Merger Sub, or any of their subsidiaries or affiliates, and who do not hold and will not acquire in connection with the Merger Agreement and the transactions contemplated thereby, any equity interest in Parent or Merger Sub
                                            (the 'Special Committee'), has unanimously determined that the Merger and Merger Consideration are fair to, and in the best interests of, the stockholders of the Company and has recommended approval of the
                                            Merger Agreement and the Merger by the Board of Directors and
                                            stockholders of the Company. After considering the recommendation of the Special Committee, the Board of Directors unanimously approved the Merger Agreement and the Merger and recommends that stockholders vote FOR the proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby. See 'SPECIAL FACTORS--
                                            Background of the Merger,' '--Recommendations of the Special
                                            Committee, the Board and Vencor' and '--Interests of Certain Persons
                                            in the Merger.'

Opinion of Financial Advisor to the
  Company and the Special
  Committee...............................  BT Alex. Brown Incorporated ('BT Alex. Brown') has delivered to the
                                            Company's Board of Directors a written opinion dated April 19, 1998, to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the Merger Consideration was fair, from a financial point of view, to the holders of Common
                                            Stock (other than VHLLC and the holders of Rollover Options, as to which BT Alex. Brown was not requested to express an opinion). The full text of the written opinion of BT Alex. Brown dated April 19,
                                            1998, which sets forth the assumptions made, matters considered and limitations on the review undertaken, is attached as Appendix F to this Proxy Statement and should be read carefully in its entirety.
                                            THE OPINION OF BT ALEX. BROWN IS DIRECTED TO THE BOARD OF DIRECTORS
                                            OF THE COMPANY, ADDRESSES ONLY THE FAIRNESS OF THE MERGER
                                            CONSIDERATION FROM A FINANCIAL POINT OF VIEW, AND DOES NOT CONSTITUTE
                                            A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD
                                            VOTE AT THE SPECIAL MEETING. See 'SPECIAL FACTORS--Opinion of the
                                            Company's and the Special Committee's Financial Advisor.'

Plans for the Company After the Merger....  After the Merger, the Company will become a subsidiary of Parent, with Parent owning approximately 88.1% of the outstanding
                                            Recapitalized Common Stock, and VHLLC owning approximately 11.9% of the outstanding Recapitalized Common Stock. Except as otherwise described in this Proxy Statement, Parent has advised the Company and
                                            Vencor that it expects that the Company will be operated

                                            after the Merger in a manner substantially the same as its current operations. See 'SPECIAL FACTORS--Interests of Certain Persons in the
                                            Merger' and '--Plans for the Company After the Merger.'

Certain Effects of the Merger.............  Following the Merger, the present holders of Common Stock (other than
                                            VHLLC, which will own approximately 11.9% of the outstanding
                                            Recapitalized Common Stock immediately after the Effective Time of the Merger) will no longer have an equity interest in the Company.
                                            Instead, each such holder of Common Stock will have only the right to receive the Merger Consideration for each share of Common Stock held or to seek appraisal rights as described under the caption 'APPRAISAL
                                            RIGHTS.' The Special Committee and the Board of Directors of the
                                            Company has concluded that the purchase price of $20.25 per share of
                                            Common Stock provided for in the Merger Agreement is fair and in the best interests of the stockholders of the Company. Upon the consummation of the Merger, however, the current holders of Common
                                            Stock other than VHLLC (with respect to the 1,234,568 Retained
                                            Shares) will not share in neither any future earnings or losses of the Company nor have the risks associated with such earnings or losses after the Merger. There can be no assurance that the future value of a share of Recapitalized Common Stock will at any time be greater or less than $20.25 per share.

                                            Parent has informed the Company that if the Merger is consummated that it intends to apply to the Commission for the deregistration of the Common Stock under the Exchange Act and, upon deregistration, (i)
                                            the Company will be relieved of its obligation to file reports, proxy statements and other information with the Commission, and (ii) the
                                            Common Stock will no longer be quoted on the Nasdaq National Market
                                            System. See 'SPECIAL FACTORS--Purpose and Structure of the Merger;
                                            Certain Effects of the Merger.'

Interests of Certain Persons in the
  Merger..................................  Certain executive officers and directors of the Company have interests in connection with the Merger that are in addition to or different from the interests of the stockholders of the Company generally. The Special Committee and the Board of Directors of the
                                            Company were aware of such interests and considered them in addition to other matters described under 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board and Vencor.'

                                            In connection with shares of Common Stock and options to purchase shares of Common Stock held by executive officers and directors of the Company, each of the executive officers and directors will receive the same consideration in the Merger received by other holders of Common Stock and options to purchase Common Stock under the Merger Agreement, except for options to purchase 232,439, 235,000 and 109,750 shares of Common Stock currently held by W. Patrick
                                            Mulloy, II, President, Chief Executive Officer and a Director of the
                                            Company, Andy L. Schoepf, Chief Operating Officer and a Director of
                                            the Company, and J. Timothy Wesley, Chief Financial Officer, Vice
                                            President of Development and Secretary of the Company, respectively
                                            (the 'Rollover Options'), which will, subject to certain potential adjustments, become options to purchase shares of Recapitalized
                                            Common Stock as of the Effective Time of the Merger. In addition,
                                            Parent intends to cause the Surviving Corporation to enter into employment agreements with Messrs. Mulloy, Schoepf and Wesley after the Effective Time

                                            of the Merger. Mr. W. Bruce Lunsford, Chairman of the Board of the
                                            Company, and Mr. R. Gene Smith, a Director of the Company, also serve as directors and/or officers of Vencor, which is the indirect parent of the Company's largest stockholder, VHLLC. Mr. Thomas T. Ladt, a
                                            Director of the Company, was an officer of Vencor until April 30,
                                            1998, and currently serves as a director and an officer of Ventas,
                                            Inc., an affiliate of Vencor and VHLLC. For a description of the foregoing and other interests of the executive officers and directors in connection with the Merger Agreement and the Merger, see 'SPECIAL
                                            FACTORS--Interests of Certain Persons in the Merger.'

                                            At the Effective Time of the Merger, VHLLC will receive (i) the right to receive the Merger Consideration in connection with each of
                                            8,765,432 of its 10,000,000 shares of Common Stock, or $177,499,998 in the aggregate, and (ii) one share of Recapitalized Common Stock in exchange for each of its 1,234,568 remaining shares of Common Stock
                                            ('Retained Shares'), or 1,234,568 shares of Recapitalized Common
                                            Stock in the aggregate. Parent has informed the Company that it currently expects that the portion of the Merger Consideration that will be funded by an equity contribution from Parent will be approximately $185.0 million, for which Parent will receive 9,135,802 shares of Recapitalized Common Stock at $20.25 per share in the
                                            Merger. Pursuant to the Merger Agreement, Parent may elect under certain circumstances to increase its equity contribution up to
                                            $225.0 million by increasing the aggregate number of shares of
                                            Recapitalized Common Stock into which the capital stock of Merger Sub will be converted upon consummation of the Merger up to 11,111,111 shares in aggregate at $20.25 per share. See 'SOURCE OF FUNDS FOR THE
                                            MERGER' and 'SPECIAL FACTORS--Interests of Certain Persons in the
                                            Merger.'

                                            Each of Parent, VHLLC, Vencor and the holders of the Rollover Options have agreed to enter into a Shareholders and Registration Rights
                                            Agreement (the 'Shareholders Agreement') as of the Effective Time of
                                            the Merger governing certain aspects of such parties' equity interests in the Surviving Corporation and the Surviving
                                            Corporation's corporate governance. The Shareholders Agreement provides that the parties thereto will vote their shares to cause the election of one member of the Surviving Corporation's Board of
                                            Directors to be designated by Vencor. In addition, the Shareholders
                                            Agreement contains restrictions on transfer, registration rights and other provisions customarily contained in shareholders agreements of privately held corporations. See 'SPECIAL FACTORS--Interests of
                                            Certain Persons in the Merger.'

Federal Income Tax Consequences...........  The receipt of cash for Common Stock pursuant to the Merger will be a taxable transaction for federal income tax purposes under the
                                            Internal Revenue Code of 1986, as amended (the 'Code'). See 'SPECIAL
                                            FACTORS--Certain Federal Income Tax Consequences of the Merger.'

Accounting Treatment......................  It is intended that the Merger will be treated as a recapitalization for accounting purposes. See 'SPECIAL FACTORS--Accounting Treatment of the Merger.'

THE MERGER AGREEMENT

Effective Time of the Merger..............  The closing of the Merger will occur no later than five business days after all conditions to the Merger contained in the Merger Agreement have been satisfied or waived. The Company anticipates that the
                                            Merger will be consummated as promptly as practicable following the

                                            Special Meeting. See 'THE MERGER AGREEMENT--Effective Time of the
                                            Merger.'

Conditions to Consummation of the
  Merger..................................  The respective obligations of the Company, on the one hand, and/or
                                            Parent and Merger Sub, on the other hand, to consummate the Merger are subject to the satisfaction or waiver at or prior to the
                                            Effective Time of the Merger of the following conditions, among others: (i) approval and adoption of the Merger Agreement and the transactions contemplated thereby by a majority of the outstanding shares of Common Stock at a stockholders meeting; (ii) the termination or expiration of any waiting period applicable to the
                                            Merger under the Hart-Scott-Rodino Act; (iii) the absence of any order or injunction preventing the consummation of the Merger, and the absence of certain suits, actions or proceedings (that have a reasonable likelihood of success) challenging the Merger or which otherwise have a material adverse effect on the Company; (iv) the receipt of all material authorizations, consents, approvals and permits of governmental authorities required to be obtained by the
                                            Company prior to the Effective Time of the Merger; (v) the material accuracy of all representations and warranties of the parties to the
                                            Merger Agreement; (vi) the material compliance by all parties with their obligations under the Merger Agreement; and (vii) the receipt by the Company of a solvency letter as to the solvency of the
                                            Surviving Corporation. See 'THE MERGER AGREEMENT--Conditions to
                                            Closing.' In the event that the Company waives any conditions to consummate the Merger that would have a material adverse effect on the Merger Consideration to be received by the stockholders at the
                                            Effective Time of the Merger, the Company will resolicit proxies from the holders of Common Stock.

Termination of the Merger.................  The Merger Agreement may be terminated (i) by written consent, (ii)
                                            by either Parent or the Company if the stockholders of the Company fail to approve and adopt the Merger Agreement at the Special
                                            Meeting, (iii) by either Parent or the Company if the Merger is not consummated by October 31, 1998, provided, however, that the passage of such period shall be tolled for any part thereof during which any party shall be subject to a nonfinal order or decree enjoining or otherwise prohibiting the consummation of the Merger, (iv) by either
                                            Parent or the Company if a governmental entity issues a final nonappealable order, decree or ruling, or takes any other action, permanently prohibiting the consummation of the Merger, (v) by Parent or the Company if, under certain circumstances, one of its respective closing conditions under the Merger Agreement is not satisfied, (vi)
                                            by either Parent or the Company upon certain material breaches of the terms and conditions of the Merger Agreement by the other party,
                                            (vii) by Parent or (under certain circumstances) the Company in the event the Board of Directors of the Company withdraws or modifies its approval of the Merger Agreement or the Merger, or (viii) by Parent if the Board of Directors of the Company fails under certain circumstances to reaffirm publicly its recommendation to the
                                            Company's stockholders that they approve the Merger Agreement and the
                                            Merger. Certain of the foregoing termination events are subject to notice and other procedures and requirements described under the heading 'THE MERGER AGREEMENT--Termination.'

Termination Fee; Fees
  and Expenses............................  All fees, costs and expenses incurred by all parties in connection with the Merger Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses regardless of whether or not the Merger is consummated, except as set forth under the heading 'THE MERGER AGREEMENT--Fees and Expenses.' If the Merger
                                            is not consummated as a result of certain actions of the Company or in certain circumstances if any person makes an alternative 'takeover proposal' (as defined in the Merger Agreement), the Company shall pay to Parent upon demand the Termination Fee and any reasonable out-of-pocket expenses incurred by Parent in connection with the
                                            Merger Agreement and the transactions contemplated thereby. Parent shall reimburse all reasonable out-of-pocket expenses of the Company upon demand if the Merger Agreement is terminated by the Company pursuant to Parent's or Merger Sub's breach or failure to perform in any material respect of any of its representations, warranties or covenants in the Merger Agreement. See 'THE MERGER AGREEMENT--Fees
                                            and Expenses.'

                                            The Termination Fee provisions of the Merger Agreement may deter unaffiliated third parties from seeking to acquire the Company at a price per share higher than $20.25. The Special Committee agreed to the insertion of termination fee provisions in the Merger Agreement, which are this type, in order to secure the inclusion of a right of termination by the Company in the Merger Agreement if the Board of
                                            Directors of the Company determines it should withdraw or nullify its approval or recommendation of the Merger or the Merger Agreement in order accept an acquisition proposal from a third party if required by its fiduciary duties under applicable law. See 'THE MERGER
                                            AGREEMENT--Termination.'

Appraisal Rights..........................  Holders of Common Stock entitled to vote on approval and adoption of the Merger Agreement and the transactions contemplated thereby have the right to dissent from the Merger and, upon consummation of the
                                            Merger and the satisfaction of certain specified procedures and conditions, to receive the 'fair value' of such holders' shares of
                                            Common Stock in accordance with the applicable provisions of the
                                            DGCL. Stockholders seeking to perfect such rights must submit written notice of such intent to demand payment for their shares of Common
                                            Stock prior to the vote at the Special Meeting. The procedures to be followed by dissenting stockholders are summarized under 'APPRAISAL
                                            RIGHTS' and the applicable provisions of the DGCL are reproduced as
                                            Appendix E--'Section 262 of the Delaware General Corporation Law.'

Source of Funds...........................  It is estimated that the total funds required to consummate the transactions contemplated by the Merger Agreement and to pay related fees and expenses will be approximately $624.0 million. For a description of the expected sources of such funds, see 'SOURCE OF
                                            FUNDS FOR THE MERGER.' The Merger is not subject to a financing condition.

Financial Data............................  Certain financial data relating to the Company is set forth herein under the headings 'UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                                            STATEMENTS' and 'SELECTED HISTORICAL FINANCIAL INFORMATION OF THE
                                            COMPANY.' Additional financial information is incorporated by reference in this Proxy Statement. See 'INCORPORATION OF CERTAIN
                                            DOCUMENTS BY REFERENCE.'

                              TRANSACTION PARTIES

THE COMPANY

     Atria Communities, Inc. (the 'Company'), is a leading national provider of assisted and independent living services for the elderly. The assisted and independent living industries serve the long-term care needs of the elderly who do not require the more extensive medical services available in skilled nursing facilities, yet who are no longer capable of, or no longer desire, a totally independent lifestyle. At May 1, 1998, the Company operated 52 assisted and independent living communities in 19 states with a total of 4,961 units and two nursing centers with a total of 332 beds. The Company had 46 assisted living communities under development at May 1, 1998.

     The Company was incorporated in Delaware on May 1, 1996, as a wholly owned subsidiary of Vencor. Prior to the Company's initial public offering of its Common Stock in August 1996 (the 'IPO'), Vencor contributed to the Company substantially all of Vencor's assisted and independent living communities in exchange for shares of the Common Stock, and the Company assumed certain liabilities related to such communities. See '--VENCOR AND VHLLC' AND 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC.'

     The Company's principal executive offices are located at 501 South Fourth Avenue, Suite 140, Louisville, Kentucky 40202. The telephone number of the Company is (502) 719-1600.

VENCOR AND VHLLC

     Vencor, Inc., a Delaware corporation ('Vencor'), operates an integrated network of health care services primarily focusing on the elderly. Vencor is a successor to the operations of Ventas, Inc., a Delaware corporation ('Ventas'), pursuant to the terms of a reorganization consummated on April 30, 1998 (the 'Reorganization Date'). Prior to the Reorganization Date, the corporate name of Ventas was 'Vencor, Inc.' and all of the current operations of Vencor and its subsidiaries were conducted by Ventas and its subsidiaries. All references in this Proxy Statement to 'Vencor' with respect to any time period prior to the Reorganization Date shall be deemed to refer to Ventas unless the context requires otherwise. Vencor Holdings, L.L.C., an indirect wholly owned subsidiary of Vencor ('VHLLC'), is a Delaware limited liability company. See 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC--VENCOR.'

     On the Reorganization Date, the rights and obligations of Ventas under the Support Agreement executed as of April 19, 1998, were assigned to Vencor, which immediately assigned those rights to Vencor Operating, Inc., a Delaware corporation and a direct wholly owned subsidiary of Vencor ('Vencor Operating'). In turn, Vencor Operating immediately assigned its rights under the Support Agreement to VHLLC. VHLLC is wholly owned by Vencor Operating.

     The business address of Vencor, Vencor Operating and VHLLC is 3300 Aegon Center, 400 West Market Street, Louisville, Kentucky 40202. The telephone number of Vencor, Vencor Operating and VHLLC is (502) 596-7300.

PARENT AND MERGER SUB

     Kapson Senior Quarters Corp. ('Parent') is a Delaware corporation that provides assisted living services in the northeastern region of the United States, and has owned, managed and/or operated assisted living facilities since 1972. At May 1, 1998, Parent, directly or through controlled subsidiaries, owned (in whole or in part), managed and/or operated 23 assisted living facilities with an aggregate of 2,557 units located in New York, New Jersey, Connecticut, Pennsylvania and California. In addition, as of May 1, 1998, Parent had under construction or pre-construction development a total of 27 assisted living facilities with an expected aggregate of 3,208 units in its current markets as well as in North Carolina, South Carolina and Virginia. Parent's principal executive offices are located at 125 Froehlich Farm Boulevard, Woodbury, New York 11797. KA Acquisition Corp. ('Merger Sub'), a Delaware corporation and a wholly owned subsidiary of Parent, was organized by Parent for the purpose of effecting the Merger.

     In April 1998, Parent was acquired by LF Strategic Realty Investors II, L.P., a Delaware limited partnership (the 'Fund'). The Fund, a limited partnership comprised of institutional investors, has commitments from its partners to provide the Fund with aggregate capital contributions of approximately $1.5 billion, of which approximately $800 million has been invested or committed to investment and approximately $700 million remains uncommitted. The Fund primarily engages in the business of investing in real estate related companies, such as Parent, ARV Assisted Living Inc., The Fortress Group, Inc., The Rubenstein Company, L.P., American Apartment Communities III, Inc. and FAC Realty Trust.


     Lazard Freres Real Estate Investors L.L.C., a New York limited liability company ('LFREI'), is the general partner of the Fund. LFREI's activities consist principally of acting as the general partner of several real estate limited partnerships that are affiliated with Lazard Freres & Co. LLC ('Lazard'). Lazard is an investment bank that provides general investment banking, investment advisory, financial and other advisory services. LFREI, through the partnerships for which it acts as a general partner, manages approximately $3.0 billion in capital targeting equity and debt investments. Since LFREI began operations in 1991, it has committed on behalf of the partnerships for which it acts as a general partner an aggregate of $1.5 billion in 11 equity transactions and $0.4 billion in 13 mezzanine debt and commercial mortgage-backed securities transactions.

                                SPECIAL FACTORS

BACKGROUND OF THE MERGER


     W. Bruce Lunsford, Chief Executive Officer, President and Chairman of the Board of Vencor, and Chairman of the Board of the Company, first informed W. Patrick Mulloy, II, Chief Executive Officer, President and a Director of the Company, that Vencor was considering the potential sale of the 10,000,000 shares of Common Stock currently owned by VHLLC (the 'Vencor Shares'), in November 1997. During such conversation, Mr. Lunsford informed Mr. Mulloy that Vencor was considering a variety of alternatives in connection with a potential restructuring. Mr. Lunsford also explicitly stated that no decision with respect to the Vencor Shares had been made at that time. Messrs. Lunsford and Mulloy did not discuss a possible sale of the Vencor Shares again until January 2, 1998.



     In December 1997, Vencor decided to seek a purchaser for the Vencor Shares in order to generate cash to pay down indebtedness. On January 2, 1998, Mr. Lunsford informed Mr. Mulloy of Vencor's decision to sell the Vencor Shares.


     During January 1998, Mr. Mulloy met with representatives of BT Alex. Brown Incorporated ('BT Alex. Brown') and with Mr. Lunsford to discuss potential alternatives involving a sale of the Vencor Shares. In addition, in January 1998, Alston & Bird LLP ('Alston & Bird') was engaged to advise the Board of Directors of the Company in connection with any proposed transaction involving the Vencor Shares.

     On February 1, 1998, Vencor publicly announced that it contemplated engaging in a restructuring of its business. On February 2, 1998, the Company announced that Vencor would be seeking a strategic investor to purchase the Vencor Shares as part of Vencor's proposed restructuring. At that time, the Company was interested in locating a suitable strategic investor and providing for an orderly disposition of the Vencor Shares, and was not seeking any transaction involving a sale of the Company.

     In order to assist in an orderly marketing of the Vencor Shares, between February 2, 1998 and February 13, 1998, meetings were held between potential purchasers of the Vencor Shares and Mr. Mulloy and J. Timothy Wesley, Chief Financial Officer, Vice President of Development and Secretary of the Company, in New York and Boston. During this period, Messrs. Mulloy and Wesley and representatives of BT Alex. Brown met with 27 potential purchasers of the Vencor Shares.


     At a meeting of the Board of Directors of the Company held on February 6, 1998, at which all directors, Mr. Wesley and representatives of Alston & Bird and BT Alex. Brown were present, on the advice of Alston & Bird, the Board of Directors created a Special Committee of the Independent Directors of the Board of Directors (the 'Special Committee'). The Special Committee was comprised of William C. Ballard, Jr., as Chairman, Peter J. Grua and Sandra Harden Austin, none of whom are officers or employees of the Company, VHLLC, Vencor or their respective subsidiaries or affiliates. The purpose of the Special Committee was to consider, evaluate and authorize the Company's participation in any proposed transaction with a potential purchaser of the Vencor Shares.



     At a special meeting of Board of Directors of the Company held on February 12, 1998, at which all of the directors, Mr. Wesley and representatives of Alston & Bird and BT Alex. Brown were present, representatives of BT Alex. Brown updated the Board of Directors regarding the discussions to date with potential purchasers of the Vencor Shares. In addition, the Board of Directors adopted resolutions empowering the Special Committee to take all such actions as, in the reasonable judgment of the Special Committee, were necessary and advisable in connection with a possible transaction involving, solely or as part of any other transaction, the Vencor Shares. The Special Committee was also empowered by the Board of Directors to engage such counsel and financial advisors as the Special Committee deemed appropriate.


     Another Special Committee meeting was held on February 15, 1998, at which all of its members were present, as well as representatives of Alston & Bird and BT Alex. Brown, which the Special Committee selected as its legal and financial advisors, respectively. At the meeting, representatives of Alston & Bird and members of the Special Committee discussed the potential for a change in control of the Company to occur in connection with a sale of the Vencor Shares. In particular, the Special Committee was concerned that a third party could gain control of the Company by acquiring the Vencor Shares and executing a limited number of open market purchases of Common Stock without the Board of Directors being able to negotiate adequate protections on behalf of the Company's stockholders. To avoid abusive takeover tactics and to ensure that the Company's Board of Directors was involved in any discussions regarding a change in control of the Company, the Special Committee adopted and approved the Shareholder Protection Rights Agreement dated as of February 15, 1998 (as amended, the 'Rights Agreement'), between the Company and National City Bank and declared a dividend of one right payable February 28, 1998, for each share of Common Stock held of record at the close of business on February 28, 1998. The Rights Agreement did not prohibit Vencor from selling all of the Vencor Shares to a single purchaser, provided that such purchaser did not acquire any additional shares of Common Stock.


     Pursuant to the Rights Agreement, one preferred stock purchase right was distributed as a dividend on each outstanding share of Common Stock that entitled holders of each share of Common Stock to purchase one one-hundredth of a share of a new series of junior participating preferred stock of the Company at an exercise price of $100. The rights will be exercisable only if a person or group makes, or announces an intention to make an, acquisition of 15% or more of the Common Stock, and, if triggered, then each right not owned by such person or group entitles the holder thereof to purchase, at the right's then current exercise price, a number of shares of Common Stock having a value of twice the right's exercise price. In addition, if, following an event that triggers the rights, the Company is involved in a merger or business combination transaction with another person or group in which the Company is not the surviving corporation, each right that has not previously been exercised will entitle the holder thereof to purchase, at the right's then-current exercise price, common shares of such other person having a value of twice the right's exercise price. The terms of the Rights Agreement are described in more detail in the Company's Current Report on Form 8-K dated February 15, 1998, as amended by the Company's Current Report on Form 8K/A filed on February 25, 1998. See 'INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.'



     The Special Committee also met on February 16, 1998. This meeting was attended by Mr. Grua and Ms. Austin, together with representatives of the Special Committee's legal and financial advisors. Mr. Mulloy also attended the meeting at the request of the Special Committee. BT Alex. Brown and Mr. Mulloy updated the Special Committee regarding the discussions held to date with potential purchasers of the Vencor Shares. At this time, the Special Committee was informed that certain parties had expressed interest in acquiring all of the outstanding equity of the Company. The Special Committee reaffirmed that no decision had been made to sell the Company and that discussions should continue regarding a sale of the Vencor Shares.



     On February 20, 1998, at a special meeting of the Board of Directors of the Company attended by all of the directors, together with Mr. Wesley and representatives of Alston & Bird, BT Alex. Brown and Vencor, Mr. Ballard updated members of the Board of Directors generally about efforts to market the Vencor Shares. Mr. Lunsford asked several technical questions about the Rights Agreement, including whether officers of Vencor could inadvertently trigger the Rights Agreement as affiliates of Vencor. After a general discussion, the Board of Directors recommended that the Special Committee consider a clarifying amendment to the Rights Agreement to avoid an inadvertent triggering of the rights. After representatives of Vencor who were not directors of the Company were excused, representatives of BT Alex. Brown provided a review of discussions with potential purchasers of the Vencor Shares and also discussed with the Board of Directors four alternatives in connection with a potential sale of such shares: (i) do nothing; (ii) cooperate with and assist Vencor in a sale, or underwritten public offering, of the Vencor Shares; (iii) redeem the Vencor Shares; or (iv) explore a transaction involving the entire Company.



     Also on February 20, 1998, a meeting of the Special Committee was held and attended by all members of the Special Committee, as well as representatives of the Special Committee's legal and financial advisors. Upon advice of counsel, the Special Committee agreed to adopt certain technical amendments to the Rights Agreement. The Special Committee then discussed various alternatives involving the sale of the Vencor Shares and the desirability of an orderly transaction. Mr. Ballard then instructed BT Alex. Brown to contact the potential investors approached between February 2, 1998 and February 13, 1998 to solicit indications of interests only for a sale of the Vencor Shares. The Special Committee did not pursue a redemption of the Vencor Shares because of, among other things, the costs associated with raising the funds necessary to purchase such a large block of shares of Common Stock.

     Following the Special Committee meeting on February 20, 1998, indications of interest were sought from the various potential purchasers of the Vencor Shares approached between February 2, 1998 and February 13, 1998. One informal indication of interest in purchasing the Vencor Shares was received. However, between February 20 and 23, 1998, five informal indications of interest in an enterprise transaction were received.

     The Special Committee next met on February 24, 1998, with all members of the Special Committee and representatives of the Special Committee's legal and financial advisors in attendance. At the invitation of the Special Committee, Messrs. Mulloy and Wesley, and Andy L. Schoepf, Chief Operating Officer, and a Director, of the Company, were also in attendance. BT Alex. Brown updated the Special Committee as to the indications of interest received in respect of the Vencor Shares, including two proposals from potential purchasers that indicated both the financial capacity and level of interest necessary to consummate an enterprise transaction with the Company. Lazard Freres Real Estate Investors, L.L.C. ('LFREI') made a preliminary offer of $23.50 per share for an enterprise transaction, and had been the sole party to submit an offer to purchase just the Vencor Shares at $21.50 per share. The other preliminary proposal was orally submitted by an affiliate of another nationally recognized investment banking firm (the 'Second Bidder'). The Second Bidder's oral proposal was for the purchase of all of the outstanding shares of Common Stock at a purchase price of $22.00 to $23.00 per share in cash.


     The Special Committee discussed the LFREI and the Second Bidder proposals with members of management who had met with representatives of both parties. The Special Committee also discussed with management the Company's future as an independent company. Members of management of the Company were then excused and members of the Special Committee continued their discussion of possible alternatives. In particular it was noted that only LFREI had submitted an offer to purchase the Vencor Shares in a stand-alone transaction, and that such proposal was potentially unfavorable to the Company's public stockholders because it (i) contemplated a future merger of the Company through which the remaining shares of Common Stock would be acquired by LFREI on terms to be determined in the future, and (ii) would require the Company to grant LFREI certain contractual protections, such as mandatory seats on the Company's Board of Directors and certain antidilution protections. In addition, it was noted that the current per share trading price of the Common Stock reflected the high price/earnings multiples for the assisted living industry. Members of the Special Committee expressed concern that such price/earnings multiples might not be sustainable in the future. Based on those concerns, and the continuing concern that Vencor could proceed to transfer the Vencor Shares to a potentially hostile bidder, the Special Committee unanimously agreed that it should explore an enterprise transaction (although it expressly did not make any decision at that time as to whether any such transaction was in the best interest of the stockholders of the Company). Based upon its earlier discussions with management and its financial advisor, and LFREI's proposed per share price, the Special Committee unanimously determined to pursue exclusive negotiations with LFREI for a period of two weeks and to provide LFREI the opportunity to conduct due diligence regarding the Company. The Special Committee also authorized its legal and financial advisors to negotiate with LFREI and its counsel and present a potential transaction to the Special Committee for its consideration.


     On February 25, 1998, the Company issued a press release stating that it had received several informal proposals regarding a possible business combination with per share prices in the low $20s, and that the Special Committee had been formed to consider strategic alternatives for the Company.


     On February 27, 1998, LFREI and the Company executed an exclusivity agreement in accordance with terms approved by the Special Committee. Between February 27, 1998 and March 12, 1998, representatives of LFREI engaged in due diligence on the Company in Louisville, Kentucky. On March 3, 1998, Cravath, Swaine & Moore, counsel to LFREI, provided an initial draft of a merger agreement to the Company and Alston & Bird. Such merger agreement contemplated a cash tender offer for at least a majority of the outstanding the Common Stock to be followed by a merger of the Company such that all remaining minority stockholders of the Company would receive the same price per share for their shares of Common Stock. Alston & Bird forwarded the draft merger agreement to Vencor and its counsel for review.


     During the week of March 2, 1998, representatives of LFREI engaged in conversations with certain members of management of the Company, including Messrs. Mulloy, Wesley and Schoepf, regarding their potential employment by the Company upon the consummation of a purchase of the Company by LFREI or one of its affiliates. See '--Interests of Certain Persons in the Merger.' In addition, on March 5, 1998, the members of the Special Committee, Mr. Mulloy, and representatives of BT Alex. Brown and LFREI discussed LFREI's and Lazard's history and future plans for the Company.


     Only limited negotiations between the parties occurred at this time, however, because by March 6, 1998, representatives of LFREI had informed management of the Company and the Special Committee's legal and financial advisors that based on certain due diligence matters (including concerns regarding (i) the Company's current infrastructure and capital expenditure level given the Company's growth plans, and (ii) the time periods required to achieve desired occupancy levels in the Company's new communities), it would no longer pay $23.50 per share of Common Stock. In addition, representatives of LFREI stated that LFREI wanted to consider transaction structures other than the cash tender offer/merger structure, such as a leveraged recapitalization.

     During the week of March 9, 1998, representatives of LFREI and the Special Committee's legal and financial advisors discussed alternative transaction structures. On March 11, 1998, representatives of LFREI proposed that a potential transaction involving LFREI and the Company be structured as a recapitalization of the Company pursuant to a reverse triangular merger whereby Vencor and its affiliates would retain approximately 10% of the equity of the Company. This recapitalization structure is reflected in the Merger Agreement being presented for the approval and adoption of the stockholders of the Company in this Proxy Statement. See '--Purpose and Structure of the Merger; Certain Effects of the Merger' and '-- Accounting Treatment of the Merger.' However, in addition to suggesting a restructuring of the transaction, representatives of LFREI indicated that LFREI was no longer able to offer more than $21.00 per share of Common Stock.

     On Friday March 13, 1998, the Special Committee held a meeting attended by all members of the Special Committee and the Special Committee's legal and financial advisors. Representatives of Alston & Bird and BT Alex. Brown updated the Special Committee on the negotiations with LFREI. In addition, the Special Committee discussed the Company's receipt, on February 27, 1998, of an unsolicited written offer from the Second Bidder in which it offered to acquire all of the outstanding equity of the Company for at least $24.00 per share in cash. The Special Committee unanimously determined that, because of the LFREI price reduction and in light of the Second Bidder's written offer, the Special Committee should pursue discussions with the Second Bidder before making any final decision about an enterprise transaction. Accordingly, the Special Committee instructed BT Alex. Brown to contact all parties that previously had expressed interest in an enterprise transaction and inquire whether they were still interested and, if so, at what price. Also, representatives of Alston & Bird were authorized to continue to attempt to finalize documentation with Cravath, Swaine & Moore in connection with LFREI's revised proposal; however, the Special Committee requested that provisions be added to such documentation to allow a 'market check' of the lower price per share offered by LFREI by allowing the Company to terminate the agreement with LFREI without payment of any termination fee if the Special Committee or the Board of Directors of the Company received another proposal that the Special Committee or the Board of Directors determined it was required to accept pursuant to its fiduciary duties under applicable law.

     On March 17, 1998, the Special Committee's legal and financial advisors, LFREI and Cravath, Swaine & Moore, along with Mr. Ballard, participated in a conference call regarding the status of current drafts of the proposed definitive merger documents. During that call and a later call the same day between representatives of Alston & Bird and Cravath, Swaine & Moore, several issues were resolved, including issues involving the Company's ability to engage in a 'market check' of LFREI's current offer.

     Also on March 17, 1998, three additional indications of interest for an enterprise transaction involving the Company were received. The Second Bidder submitted a letter indicating that it would be able to 'deliver both a higher price and a greater assurance of completing the transaction' than other bidders. The Company also received an indication of interest from a privately held assisted living company with a price per share of Common Stock of $20.00 to $22.00 (contingent on financing). Finally, an indication of interest was received from another assisted living company for a price of up to $22.50 per share in cash (the 'Third Bidder').

     The Special Committee held a meeting on March 18, 1998, attended by all members of the Special Committee and the Special Committee's legal and financial advisors. At the meeting, representatives of BT Alex. Brown reviewed the three proposals that had been received and informed the Special Committee that in oral discussions the Second Bidder indicated that its current bid price was $22.00 to $24.00 per share in cash. After discussion, the Special Committee determined not to pursue the indication of interest from the privately held assisted living company with a price per share of $20.00 to $22.00, primarily because of its financing contingency. At this point during the meeting, the Special Committee contacted a representative of the Second Bidder to discuss various aspects of a potential transaction between the Company and the Second Bidder. During this call, a representative of the Second Bidder confirmed that its current bid (subject to due diligence and negotiation of a final agreement) was $22.00 to $24.00 per share of Common Stock in cash, without any financing contingency.

     After the telephone call with the Second Bidder, the Special Committee unanimously determined that, subject to receiving a written indication of interest from the Second Bidder at $22.00 to $24.00 per share of Common Stock in cash without a financing contingency, representatives of the Special Committee should attempt to negotiate a potential transaction with the Second Bidder involving all of the equity of the Company instead of pursuing an agreement with LFREI with a 'market out' provision. In addition, the Special Committee authorized the officers of the Company to enter into an agreement with the Second Bidder with terms providing that the Company would not execute a definitive agreement with any other party, or agree to reimburse any third party's expenses, for a period of two weeks. This agreement with the Second Bidder did not prohibit the Company from simultaneously conducting discussions with other interested parties. Finally, the Special Committee also authorized its representatives to negotiate with the Third Bidder (and give such bidder due diligence access to the Company).


     Later on March 18, 1998, the Second Bidder submitted a written expression of interest stating its then current bid of $22.00 to $24.00 per share of Common Stock in cash. In addition, on March 19, 1998, the Company executed an agreement with the Second Bidder in which the Company agreed that it would not execute a definitive agreement with any third party or agree to pay any other party's expenses for two weeks.



     Between March 22, 1998 and April 5, 1998, both the Second Bidder and Third Bidder conducted due diligence on the Company in Louisville, Kentucky. In addition, Alston & Bird provided draft merger agreements to both the Second Bidder and the Third Bidder. Copies of such agreements were also provided to Vencor and its counsel for review.



     On April 7, 1998, the Second Bidder and the Third Bidder submitted updated indications of interest. The Second Bidder renewed its indication of interest to purchase the entire outstanding equity of the Company in a tender offer/merger transaction, but at a purchase price per share of Common Stock of $19.00 in cash without any financing contingency. The Third Bidder indicated that it was interested only in purchasing the Vencor Shares at a purchase price between $20.00 and $21.00 in cash, subject to numerous contingencies including a financing contingency and additional ancillary agreements involving the Company. Also on April 7, 1998, representatives of LFREI indicated to representatives of BT Alex. Brown that LFREI still might be interested in an enterprise transaction with the Company at a price per share between $20.00 and $21.00.



     On April 8, 1998, the Special Committee held a meeting attended by all members of the Special Committee and representatives of the Special Committee's legal and financial advisors. The Special Committee reviewed with BT Alex. Brown the indications of interest received from the Second Bidder and the Third Bidder. Disappointed by the Second Bidder's significant reduction in purchase price per share, the members of the Special Committee engaged in extensive discussions regarding the consequences and benefits of not pursuing a transaction. The Special Committee also considered alternatives that Vencor would likely pursue if the Special Committee did not pursue any transaction at that time. In particular, the Special Committee discussed the possibility that Vencor (i) would transfer the Vencor Shares in a transaction not approved by the Special Committee or the Company's Board of Directors, or (ii) would seek the Company's assistance in a public offering of all of the Vencor Shares. At this point in the meeting, the Special Committee telephoned Messrs. Mulloy and Wesley to discuss the recent bids and the Company's future prospects. In particular, the Special Committee questioned members of management regarding the current trading value of the Common Stock. Management agreed with the Special Committee that the high price/earnings multiples of the Company and other companies in the assisted living industry were high and might not be sustainable over the long term. Messrs. Mulloy and Wesley were then excused from the meeting. After more discussion, the Special Committee instructed representatives of BT Alex. Brown to contact LFREI and the Second Bidder (without disclosing the prices bid by either party) to inform them that the Special Committee was prepared to make a final decision as to whether or not to proceed with a transaction and wanted to determine the final price of each bidder. The Special

Committee also determined that it would not pursue any transaction with the Third Bidder because of the Special Committee's uncertainty that a transaction could be consummated with the Third Bidder as a result of financing and other contingencies contained in its indication of interest.


     Later on April 8, 1998, BT Alex. Brown contacted representatives of both LFREI and the Second Bidder as requested by the Special Committee. The Second Bidder indicated that it was not prepared to increase its bid of $19.00 per share in cash at that time. LFREI indicated that it still might be interested in pursuing a transaction with the Company at a purchase price per share of Common Stock of $20.00 in cash if it could be structured as a recapitalization under generally accepted accounting principles.



     On April 9, 1998, the Special Committee held a meeting attended by all members of the Special Committee and representatives of the Special Committee's legal and financial advisors. The Special Committee reviewed with BT Alex. Brown the further indications of interest that had been received from LFREI and the Second Bidder. The Special Committee again discussed the possibility of not pursuing any transaction. The Special Committee considered the possibility of a secondary public offering by the Company of the Vencor Shares. Because of the large number of Vencor Shares, the Special Committee was concerned that any such public offering would be at a price below the market value of such shares and would likely reduce the price per share of Common Stock for all of the Company's stockholders. The members of the Special Committee rejected the option of not pursuing a transaction because of concerns that Vencor might proceed to dispose of the Vencor Shares to a single hostile purchaser. See '--Recommendations of the Special Committee, the Board and Vencor.' Thereafter, the Special Committee authorized its representatives to negotiate a final transaction with LFREI for the sale of all of the equity of the Company. Later on April 9, 1998, representatives of LFREI informed representatives of BT Alex. Brown that LFREI would be willing to pay $20.25 per share of Common Stock in cash in connection with a recapitalization transaction involving all the outstanding equity securities of the Company, except for the Retained Shares.



     Between April 9, 1998 and April 13, 1998, representatives of the Special Committee's legal and financial advisors negotiated with representatives of LFREI and substantially finalized a draft merger agreement. In addition, representatives of LFREI negotiated directly with representatives of Vencor regarding the terms of the Merger Agreement, Support Agreement to be executed by Vencor and Registration Rights and Shareholders Agreement (the 'Shareholders Agreement') providing for certain aspects of corporate governance of the Surviving Corporation, and for certain restrictions on the transfer of equity interests in the Surviving Corporation. See '-- Interests of Certain Persons in the Merger.' On April 13, 1998, a meeting of the Special Committee was held at which all members of the Special Committee were in attendance, as well as representatives of the Special Committee's legal and financial advisors. Representatives of Alston & Bird outlined the terms and conditions of the draft Merger Agreement and representatives of BT Alex. Brown discussed the valuation methodologies utilized by BT Alex. Brown in connection with its evaluation of the Merger Consideration. After discussion, the Special Committee then unanimously agreed to recommend to the Board of Directors that it approve and adopt the Merger and draft version of the Merger Agreement.



     Later on April 13, 1998, the full Board of Directors met to consider the recommendation of the Special Committee. All members of the Board of Directors were in attendance except Mr. Thomas T. Ladt. The Special Committee's legal and financial advisors were also in attendance. Representatives of Alston & Bird reviewed the terms of the draft Merger Agreement submitted to the Board of Directors and representatives of BT Alex. Brown reviewed the financial analyses performed by BT Alex. Brown in connection with its evaluation of the Merger Consideration and rendered to the Board of Directors an oral opinion to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the Merger Consideration was fair from a financial point of view to the holders of Common Stock (other than the holders of the Vencor Shares and Rollover Options, as to which BT Alex. Brown was not requested to render an opinion). After discussion of the terms and conditions of the proposed Merger, all of the members of the Board of Directors present at the meeting adopted resolutions approving the Merger Agreement and the Merger as fair and in the best interests of the stockholders of the Company.


     The Board of Directors of Vencor approved the terms of the Merger Agreement and Support Agreement to be executed by Vencor and an affiliate and the form of Shareholders Agreement pursuant to a unanimous written consent resolution dated as of April 14, 1998.

     On April 14, 1998, however, representatives of LFREI approached the Special Committee's legal and financial advisors and informed them that LFREI desired to discuss alternative recapitalization structures. LFREI proposed a restructure of the Merger Agreement to provide that the public stockholders of the Company, at the election of Parent, would receive approximately $10 million to $15 million of their aggregate consideration in the form of shares of Recapitalized Common Stock. LFREI proposed alternative recapitalization structures in an effort to reach an agreement with Vencor regarding the number of shares of Recapitalized Common Stock for which the Retained Shares would be exchanged by Vencor after the Merger and to increase the likelihood that the transaction would qualify for recapitalization accounting treatment. Representatives of the Special Committee's legal and financial advisors informed representatives of LFREI that such a change in consideration was material and would have to be reapproved by the Special Committee and resubmitted to the Board of Directors of the Company.



     On April 14, 1998, all of the members of the Special Committee attended a special meeting to consider LFREI's new proposal. Such meeting was also attended by representatives of the Special Committee's legal and financial advisors. At the invitation of the Special Committee, Messrs. Mulloy, Wesley and Schoepf were also in attendance. At the meeting, the members of the Special Committee expressed concern that shares of Recapitalized Common Stock received by the public stockholders would be difficult to transfer and would represent a reduction in purchase price from the $20.25 per share in cash to which all parties previously agreed. Accordingly, after excusing members of management from the meeting, the Special Committee instructed representatives of BT Alex. Brown to inform LFREI that the Special Committee would not recommend any transaction with Parent that required any public stockholder to receive any shares of Recapitalized Common Stock instead of cash.


     On April 15, 1998, LFREI proposed an alternative structure that would require Vencor to double the number of Retained Shares contemplated by the current Merger Agreement. However, Vencor declined to increase the number of Retained Shares beyond 1,234,568.

     Finally, on April 16 and 17, 1998, representatives of LFREI agreed that none of the public stockholders of the Company would be required to receive any shares of Recapitalized Common Stock in the Merger; provided, that prior to the distribution of this Proxy Statement, Parent could, in its discretion, require the Merger Agreement to be restructured such that the public stockholders were given the option to elect to receive shares of Recapitalized Common Stock (valued at $20.25 per share) as part of their Merger Consideration. In no event, however, would any public stockholder be required to elect to receive any shares of Recapitalized Common Stock.


     From April 16, 1998 to April 19, 1998, representatives of Vencor, the Company and LFREI finalized the terms of the Merger Agreement, Support Agreements and Shareholders Agreement. On April 19, 1998, all of the members of the Special Committee met with representatives of the Special Committee's legal and financial advisors in a special meeting of the Special Committee, and, after discussion, the Special Committee recommended to the Board of Directors of the Company the approval and adoption of the Merger and the Merger Agreement. Immediately following such meeting of the Special Committee, the full Board of Directors of the Company met to consider the Special Committee's recommendation. All of the members of the Board of Directors of the Company were in attendance except for Mr. Thomas Ladt. Representatives of Alston & Bird and BT Alex. Brown were also in attendance. At this meeting, representatives of Alston & Bird outlined the terms and conditions of the Merger Agreement and representatives of BT Alex. Brown updated the Board of Directors with respect to the financial analyses performed by BT Alex. Brown in connection with its evaluation of the Merger Consideration and confirmed that, as of such date and based upon and subject to certain matters discussed with the Board of Directors, the Merger Consideration was fair, from a financial point of view, to the holders of Common Stock (other than holders of the Vencor Shares and Rollover Options, as to which BT Alex. Brown was not requested to express an opinion). See '--Opinion of the Company's and the Special Committee's Financial Advisor.' After such presentations, and after further discussion, all of the members of the Board of Directors of the Company present at the meeting approved the Merger and the Merger Agreement and determined that the transactions contemplated by the Merger Agreement were in the best interests, and fair to, the stockholders of the Company and resolved to recommend the Merger and the Merger Agreement to the stockholders of the Company. In addition, the Board of Directors amended the Rights Agreement such that the Merger Agreement and transactions contemplated thereby would not trigger any provisions of the Rights Agreement. After such meeting, the Merger Agreement and the Support Agreements were executed. The Company and Parent issued a press release regarding the execution of the Merger Agreement on the morning of April 20, 1998. All of the members of the Board of Directors later executed written consent resolutions approving the Merger Agreement and the Merger as of April 19, 1998.



     The Company, Parent and Merger Sub entered into an amendment to the Merger Agreement on May 19, 1998 (the 'Amendment'). The Amendment provided, among other things, that Parent may elect, by written notice to the Company and Vencor at any time prior to ten calendar days prior to the Special Meeting, to increase its equity contribution from $185.0 million up to $225.0 million by increasing the aggregate number of shares of Recapitalized Common Stock into which the capital stock of Merger Sub will be converted upon consummation of the Merger from 9,135,802 up to 11,111,111. See 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger' and '--Interests of Certain Persons in the Merger.' The terms of the Amendment are included in Appendix A to this Proxy Statement and are incorporated herein by this reference.


RECOMMENDATIONS OF THE SPECIAL COMMITTEE, THE BOARD AND VENCOR

     The Special Committee. In February 1998, the Company's Board of Directors created the Special Committee, which consists of three of the Company's directors who are not employed by or affiliated with the Company, Parent, Vencor or any of their subsidiaries or affiliates (except in their capacity as directors of the Company), to consider, evaluate and authorize the Company's participation in any proposed transaction involving, solely or as part of any other transaction, the sale of the Vencor Shares. At a meeting of the Special Committee on April 19, 1998, the Special Committee approved the Merger price of $20.25 in cash per share. On April 19, 1998, the Special Committee determined that the Merger and the Merger Consideration are fair to, and in the best interests of, the stockholders and recommended to the Board of Directors that it approve the Merger Agreement. Based on the recommendation of the Special Committee and the factors considered by the Special Committee arriving at such recommendation, and after receiving the written opinion of BT Alex. Brown (See '--Opinion of the Company's and the Special Committee's Financial Advisor'), the Board of Directors of the Company:

          (i) unanimously determined that the Merger is fair to, and in the best interests of, the stockholders;

          (ii) unanimously approved and adopted the Merger Agreement and the Merger and authorized the execution, delivery and performance thereof by the Company; and


          (iii) unanimously resolved to recommend that the stockholders of the Company approve the Merger Agreement and the transactions contemplated thereby.


     The Board of Directors of the Company believes that the terms of the Merger Agreement are fair to, and in the best interests of, the Company and the stockholders. In reaching its conclusion, the Board of Directors of the Company adopted the recommendation of the Special Committee as set forth below. See '--Interests of Certain Persons in the Merger.'


     The Special Committee, in reaching its conclusion that the Merger is fair to, and in the best interests of, the stockholders, and in determining to recommend approval of the Merger Agreement and the Merger to the Board of Directors of the Company, the following material factors:


     1. The Special Committee's belief that if the Company did not engage in an enterprise transaction, Vencor would cause the Vencor Shares to be sold to a single purchaser in a transaction not approved by the Special Committee or the Company's Board of Directors. The Special Committee believed that any such sale could have been detrimental to the interests of the stockholders of the Company because it could have resulted in a decline in market price of the Common Stock if (i) the market reacted adversely to the replacement of the founding stockholder of the Company with a hostile or less cooperative stockholder, or
(ii) the purchaser, through use of the significant voting power of the Vencor Shares, caused the election of its director representatives and generally attempted to assert control over the Company.


     2. The Special Committee's belief that (i) based on discussions with 27 potential purchasers, including discussions with five parties willing to submit indications of interest to the Company, (a) the only two indications of interest the Company had received with respect to purchasing just the Vencor Shares would have required the Company to grant contractual protections to the purchasers to the detriment of the Company's public stockholders, and (b) LFREI and Parent were willing to pay the highest price per share to the public stockholders of the Company of any potential purchaser of the Company in an enterprise transaction, and (ii) based on the

Special Committee's substantial negotiations with LFREI and Parent in an attempt to obtain the highest possible price for the Common Stock, the Merger Consideration represented the highest price that LFREI and Parent would be willing to pay in acquiring the Common Stock held by the stockholders of the Company.


     3. The Special Committee's knowledge of the business, financial condition, results of operations and prospects of the Company. The members of the Special Committee were generally familiar with and knowledgeable about the Company's affairs, including the present and possible future economic and competitive environment in which the Company operates its assisted living facility business. The Special Committee also noted that the Company's status as a publicly held company imposed additional regulatory burdens and expenses on the Company, as well as potential liability associated with public disclosure requirements applicable to publicly held companies generally.

     4. The historical trading prices of the Common Stock and the high price/earnings ratio of the Common Stock reflected in a $20.25 per share purchase price.

     5. The financial presentations of BT Alex. Brown to the Special Committee on April 13, 1998 and April 19, 1998 and to the full Board of Directors of the Company on April 13, 1998 and April 19, 1998 and the written opinion of BT Alex. Brown dated April 19, 1998 to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the Merger Consideration was fair, from a financial point of view, to the holders of Common Stock (other than the holders of the Vencor Shares and Rollover Options, as to which BT Alex. Brown was not requested to express an opinion). See '--Opinion of the Company's and the Special Committee's Financial Advisor.'

     6. The terms of the Merger Agreement, including without limitation, the amount and form of consideration; the nature of the parties' representations, warranties, covenants and agreements; and the conditions to the obligations of Parent and the Company. The Special Committee also viewed favorably the fact that the Merger Agreement contained a limited number of conditions to consummation of the Merger, thus making consummation of the transaction more likely than one in the which the agreement imposed more significant conditions to consummation.


     In addition to the foregoing, the Special Committee considered the following negative factors of the Merger Agreement and Merger:



     1. At times, the Common Stock has traded above the amount of the Merger Consideration. See 'THE MERGER AGREEMENT--Market Prices for the Common Stock.' In particular, after the announcement of Vencor's intent to sell the Vencor Shares on February 2, 1998, the price per share of Common Stock rose as high as $22.00, reflecting the market's speculation about possible transactions involving the Company. The Special Committee was concerned, however, that the high price/earnings ratios of the Company and of competitors in the assisted living industry might not be sustainable in the future. The market price of the Common Stock has declined from the $19.75 per share price on April 17, 1998 (the
last trading date before the announcement of the Merger) to $         on July
  , 1998.



     2. The Merger Agreement contains provisions requiring the Company to pay Parent a termination fee of $18,209,496 (the 'Termination Fee'), plus expenses if the Merger is not consummated as a result of certain actions of the Company or in certain circumstances if any person makes a 'takeover proposal' (as defined in the Merger Agreement). See 'THE MERGER AGREEMENT--Fees and Expenses.' The Termination Fee provisions of the Merger Agreement may deter unaffiliated third parties from seeking to acquire the Company at a price per share higher than $20.25. The Special Committee believes, however, based on discussions with its advisors, that termination fee provisions are customary in transactions of this type, and are necessary in order to secure the inclusion of a termination right for the Company if the Board of Directors of the Company, acting in accordance with its fiduciary obligations under applicable law, determines it should withdraw or nullify its approval or recommendation of the Merger or the Merger Agreement in order to accept an acquisition proposal from a third party. See 'THE MERGER AGREEMENT--Termination.'



     3. After the Effective Time of the Merger, the current public stockholders of the Company will no longer participate in the future earnings and growth of the Company.

     In view of the number and disparate nature of the factors considered by the Special Committee, the Special Committee did not assign relative weight to the factors considered in reaching its conclusions.

     Instead, the Special Committee made qualitative judgments as to the significance and relevance of each factor.



     In considering the Merger and Merger Agreement, the Special Committee took note of the treatment of Vencor and VHLLC under the Merger Agreement, and, in particular, VHLLC's receipt of the Retained Shares (on a one for one basis) in exchange for 1,234,568 shares of Common Stock as of the Effective Time of the Merger. Initially, LFREI had offered to purchase all of the shares of Common Stock outstanding (including the 10,000,000 Vencor Shares); however, when LFREI restructured its offer to purchase the Company as a recapitalization, LFREI required VHLLC to forego the Merger Consideration with respect to some of its shares of Common Stock and convert those shares on a one for one basis into shares of Recapitalized Common Stock.



     The Special Committee took special note of this treatment when LFREI and Parent requested on April 14, 1998 that the Merger be restructured to require, at Parent's election, that the public stockholders of the Company accept $10.0 million to $15.0 million of the aggregate consideration in the Merger in the form of shares of Recapitalized Common Stock to be valued at $20.25 per share. The Special Committee concluded that the value of a share of Recapitalized Common Stock would be less than $20.25 per share in cash because of Parent's significant equity ownership in the Surviving Corporation, the likelihood that the capital structure of the Surviving Corporation would be significantly altered as a result of LFREI's and Parent's financing of the payment obligations under the Merger Agreement, and the limited volume of trading that would likely occur in such shares. For the same reasons, the Special Committee concluded that VHLLC's receipt of an aggregate of 1,234,568 shares of Recapitalized Common Stock in exchange for the 1,234,568 Retained Shares as part of the Merger is fair to the other stockholders of the Company.



     In considering the Merger and Merger Agreement, the Special Committee also took note of the treatment of Messrs. Mulloy, Schoepf and Wesley under the terms of the Merger Agreement. See '--Interests of Certain Persons in the Merger.' Based on discussions with its advisors, the Special Committee concluded that the compensation to be paid such members of management in connection with the Merger did not adversely affect to any significant extent the Special Committee's negotiation with LFREI of the amount of the Merger Consideration.



     The Members of the Special Committee (as well as the other directors of the Company) are indemnified by the Company under the Company's Restated Certificate of Incorporation and the applicable provisions of the DGCL, and are exculpated from certain liabilities under the Company's Restated Certificate of Incorporation, with respect to their actions in connection with the Merger. The members of the Special Committee are also covered by directors and officers liability insurance maintained by the Company.



     The Board of Directors. The Board of Directors of the Company has unanimously concluded that the Merger and the Merger Consideration are fair to the stockholders and unanimously recommends that the stockholders vote in favor of the Merger Agreement and the transactions contemplated thereby based upon the conclusions of the Special Committee and the factors referred to above as having been taken into account by the Special Committee. In view of the wide variety of factors considered in connection with its evaluation of the Merger and the Merger Consideration, the Board of Directors did not find it practicable to assign relative weight to the factors considered in reaching its decision and, therefore, the Board of Directors did not quantify or otherwise attach relative weight to the specific factors considered by the Board.



     Vencor. The Board of Directors of Vencor determined that the Merger Consideration was fair to Vencor as evidenced by Vencor's execution of a Support Agreement and its acceptance of the Merger Consideration as consideration for each of 8,765,432 of the Vencor Shares. In addition, the Board of Directors of Vencor believes that the Merger and the Merger Consideration are fair to, and in the best interests of, the other stockholders of the Company. The Board of Directors of Vencor based this conclusion on the following facts: (i) the fact that the Special Committee consisted solely of independent directors and was appointed to represent the interests of the stockholders, (ii) the fact that the Special Committee was advised by independent financial and legal advisors, (iii) the fact that the Board of Directors of the Company, acting upon unanimous recommendation of the Special Committee, and the Special Committee, based on the factors considered by the Special Committee set forth above, concluded that the Merger and the Merger Consideration are fair to and in the best interests of the Company and the Company's stockholders and (iv) the fact that the Board of Directors of the Company (through the Special Committee), with independent financial and legal advisors, negotiated the terms of the Merger and the Merger Agreement on an arm's length basis over a period of time. The Board of Directors of Vencor reviewed the factors considered by the Special Committee in support of its decision described above and had no basis to question its consideration of or reliance on those factors. The Board of Directors of Vencor did not find it practicable to, and did not, assign relative weights to the individual factors discussed above in reaching their conclusion as to fairness. See '--Interests of Certain Persons in the Merger.'


OPINION OF THE COMPANY'S AND THE SPECIAL COMMITTEE'S FINANCIAL ADVISOR

     The Company engaged BT Alex. Brown to act as its exclusive financial advisor in connection with the Merger. On April 19, 1998, at a meeting of the Company's Board of Directors held to evaluate the proposed Merger, BT Alex. Brown rendered to the Board of Directors an oral opinion (which opinion was subsequently confirmed by delivery of a written opinion dated April 19, 1998) to the effect that, as of such date and based upon and subject to certain matters stated in such opinion, the Merger Consideration was fair, from a financial point of view, to the holders of Common Stock (other than holders of the Vencor Shares and Rollover Options, as to which BT Alex. Brown was not requested to express an opinion).

     The full text of the written opinion of BT Alex. Brown dated April 19, 1998, which sets forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Appendix F to this Proxy Statement and is incorporated herein by reference. BT ALEX. BROWN'S OPINION IS DIRECTED TO THE COMPANY'S BOARD OF DIRECTORS, ADDRESSES ONLY THE FAIRNESS OF THE MERGER CONSIDERATION FROM A FINANCIAL POINT OF VIEW, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE SPECIAL MEETING. The summary of the opinion of BT Alex. Brown in this Proxy Statement is qualified in its entirety by reference to and should be read in conjunction with the full text of such opinion.


     In connection with its opinion, BT Alex. Brown reviewed and analyzed certain publicly available financial information and other information concerning the Company and certain internal analyses and other information furnished to BT Alex. Brown by the Company. BT Alex. Brown also held discussions with members of the senior management of the Company and representatives of LFREI regarding the business and prospects of the Company. In addition, BT Alex. Brown (i) reviewed the reported prices and trading activity for the Common Stock, (ii) compared certain financial and stock market information for the Company with similar information for certain other publicly traded companies,
(iii) reviewed the financial terms of certain recent business combinations which BT Alex. Brown deemed comparable in whole or in part, (iv) reviewed the terms of the Merger Agreement (prior to its amendment), and (v) performed such other studies and analyses and considered such other factors as BT Alex. Brown deemed appropriate.



     As described in its opinion, BT Alex. Brown assumed and relied upon, without independent verification, the accuracy, completeness and fairness of the information furnished to or otherwise reviewed by or discussed with BT Alex. Brown for purposes of its opinion. With respect to the information relating to the prospects of the Company, BT Alex. Brown assumed that such information reflected the best currently available judgments and estimates of the management of the Company as to the likely future financial performance of the Company. In addition, BT Alex. Brown did not make nor was it provided with an independent evaluation or appraisal of the assets or liabilities of the Company. BT Alex. Brown's opinion was based on market, economic and other conditions as they existed and could be evaluated as of the date of its opinion. Although BT Alex. Brown evaluated the Merger Consideration from a financial point of view, the type and amount of consideration payable in the Merger was determined through negotiation between the Special Committee and LFREI. No other limitations were imposed by the Company upon BT Alex. Brown with respect to the investigations made or the procedures followed by it in rendering its opinion.


     The following is a summary of the material analyses performed and factors considered by BT Alex. Brown in connection with its opinion to the Company's Board of Directors dated April 19, 1998:


     Analysis of Recent Mergers and Acquisitions. BT Alex. Brown reviewed the purchase price and implied transaction multiples in the following four selected merger and acquisition transactions announced in the assisted living health care industry (target/acquiror): Sterling House Corporation/Alternative Living Services, Inc.; Kapson Senior Quarters Corp./Prometheus Senior Quarters, LLC; Integrated Living Communities, Inc./Whitehall Street Real Estate Investors, LLC; and ARV Assisted Living, Inc./Prometheus Assisted Living LLC (the 'Selected Transactions'). All multiples were based on publicly available information at the time of announcement of such transactions. Applying (i) implied equity market value multiples for the Selected Transactions of latest 12 months, one-year and two-year forward net income of 45.0x, 28.3x to 47.2x (with a mean of 37.7x) and 22.0x, respectively, (ii) implied adjusted equity market value multiples for the Selected Transactions of latest 12 months revenues and earnings before interest, taxes, depreciation, amortization and rents ('EBITDAR') of 4.0x to 9.0x (with a mean of 6.2x) and 14.9x to 46.3x (with a mean of 32.5x), respectively, and (iii) an implied reference range for owned, leased and managed beds or units ('Beds') for the Selected Transactions of approximately $47,600 to $113,400 per Bed (with a mean of $72,000) to corresponding financial data for the Company resulted in an implied equity reference range for the Company of approximately $7.53 to $35.61 per share, as compared to the Merger Consideration of $20.25 per share.



     Discounted Cash Flow Analysis. BT Alex. Brown performed a discounted cash flow analysis of the Company to estimate the present value of the stand-alone, unlevered, after-tax free cash flows that the Company could generate over the period March 31, 1998 through December 31, 2002, based on internal estimates of the management of the Company. The stand-alone discounted cash flow analysis of the Company was determined by (i) adding (x) the present value at March 31, 1998 of the projected free cash flows of the Company over the fiscal years 1998 through 2002 and (y) the present value at March 31, 1998 of the estimated terminal values of the Company in fiscal year 2002 and (ii) subtracting the current net debt and capitalized leases of the Company at March 31, 1998. The range of estimated terminal values for the Company was calculated by applying terminal value multiples ranging from 10.0x to 12.0x to the projected fiscal year 2002 EBITDAR of the Company. The cash flows and terminal values of the Company were discounted to present value using discount rates ranging from 12.5% to 17.5%. This analysis yielded an implied equity reference range for the Company of approximately $12.64 to $25.25 per share, as compared to the Merger Consideration of $20.25 per share.



     Analysis of Selected Public Companies. BT Alex. Brown compared certain financial and stock market information for the following selected publicly held companies in the assisted living health care industry: American Retirement Corporation; Alternative Living Services, Inc.; Assisted Living Concepts, Inc.; ARV Assisted Living, Inc.; Brookdale Living Communities, Inc.; Emeritus Corporation; CareMatrix Corporation; and Sunrise Assisted Living, Inc. (the 'Selected Companies'). BT Alex. Brown calculated implied equity market values as a multiple of estimated calendar years 1998 and 1999 net income, and implied adjusted market values (equity market value, plus debt, capitalized leases and rents, less cash) as multiples of latest 12 months revenues and EBITDAR, and compared implied per Bed values of the Selected Companies and the Company. All multiples were based on closing stock prices on April 17, 1998. Net income estimates for the Selected Companies were based on analysts' estimates as reported by I/B/E/S, a market research database, and net income estimates for the Company were based on internal estimates of the management of the Company. Applying (i) implied equity market value multiples for the Selected Companies of estimated calendar 1998 and 1999 net income of 29.5x to 44.7x (with a mean of 36.1x) and 21.9x to 30.9x (with a mean of 25.2x), respectively, (ii) implied adjusted equity market value multiples for the Selected Companies of latest 12 months revenues and EBITDAR of 4.8x to 13.8x (with a mean of 8.1x) and 16.7x to 60.4x (with a mean of 31.0x), respectively, and (iii) an implied per Bed reference range for the Selected Companies of approximately $55,900 to $215,900 (with a mean of $120,100) to corresponding financial data for the Company resulted in an implied equity reference range for the Company of approximately $9.41 to $46.98 per share, as compared to the Merger Consideration of $20.25 per share.



     Premiums Analysis. BT Alex. Brown compared the implied premium payable in the Merger with the premiums paid in selected transactions. For purposes of such analysis, BT Alex. Brown analyzed, among other things, the (i) premiums paid in approximately 115 transactions having transaction values of between $400 million and $800 million which indicated a range of premiums, based on the target company's stock price one day and one month prior to public announcement of the transaction, of approximately (10.3)% to 80.0% (with a mean of 25.0%) and (9.1)% to 98.4% (with a mean of 38.8%), respectively, (ii) premiums paid in 18 health care transactions having transaction values of between $400 million and $800 million which indicated a range of premiums, based on the target company's stock price one day and one month prior to public announcement of the transaction, of approximately (10.3)% to 64.9% (with a mean of 21.1%) and (9.1)% to 87.2% (with a mean of 35.9%), respectively, (iii) premiums paid in approximately eight health care services transactions having transaction values of between $400 million and $800 million which indicated a range of premiums, based on the target company's stock price one day and one month prior to public announcement of the transaction, of approximately 4.0% to 64.9% (with a mean of 28.4%) and 16.0% to 87.2% (with a mean of 42.0%), respectively, and (iv) premiums paid in approximately four assisted living transactions which indicated a range of premiums, based on the target company's stock price one day and one month prior to public announcement of the transaction, of approximately 9.4% to 30.3% (with a mean of 22.4%) and 23.1% to 67.3% (with a mean of 40.3%), respectively. The premiums payable in the Merger based on the closing prices of Common Stock (i) one day and one month prior to public announcement on February 2, 1998 of Vencor's intention to sell its equity interest in the Company were approximately 11.7% and 15.7%, respectively, (ii) one day and one month prior to public announcement by the Company on February 25, 1998 that it had received several business combination proposals were approximately (3.0)% and 17.8%, respectively, and (iii) one day and one month prior to public announcement of the Merger on April 20, 1998 were approximately 2.5% and (4.1)%, respectively.


     Other Factors. In rendering its opinion, BT Alex. Brown also reviewed and considered, among other things: (i) indications of interests from third parties other than LFREI and Parent; (ii) historical and projected financial data for the Company; (iii) historical market prices and trading volumes for the Common Stock; (iv) the relationship between movements in Common Stock, movements in the Selected Companies and movements in the S&P 500 Index; and (v) selected analysts' reports on the Company, including EPS and growth rate estimates of such analysts for the Company.


     The summary set forth above does not purport to be a complete description of the opinion of BT Alex. Brown to the Board of Directors of the Company or the financial analyses performed and factors considered by BT Alex. Brown in connection with its opinion. Copies of BT Alex. Brown's written presentations to the Board of Directors of the Company dated April 13, 1998 and April 19, 1998 with respect to its opinion have been filed as exhibits to the Schedule 13E-3 and will be available for inspection and copying at the principal executive offices of the Company during regular business hours by any interested stockholder of the Company or representative of such stockholder who has been designated in writing and may be inspected, copied and obtained by mail, from the Commission. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. BT Alex. Brown believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or selecting portions of the above summary, without considering all factors and analyses, could create a misleading or incomplete view of the processes underlying such analyses and opinion. In performing its analyses, BT Alex. Brown made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company. No company, transaction or business used in such analyses as a comparison is identical to the Company or the proposed Merger, nor is an evaluation of the results of such analyses entirely mathematical; rather, such analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions being analyzed. The estimates contained in such analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. BT Alex. Brown's opinion and financial analyses were only one of many factors considered by the Company's Board of Directors in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board of Directors or management of the Company with respect to the Merger Consideration or the Merger.

     BT Alex. Brown is an internationally recognized investment banking firm and, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. The Company selected BT Alex. Brown based on BT Alex. Brown's reputation, expertise and familiarity with the Company and its business. BT Alex. Brown previously acted as lead managing underwriter and as lead placement agent in connection with various financings relating to the securities of the Company, for which services BT Alex. Brown has received compensation. With the consent of the Board of Directors, BT

Alex. Brown and/or affiliates thereof may participate in the financing of the Merger, for which services BT Alex. Brown would receive compensation. As of the date hereof, the Fund is in discussions with several lenders, including affiliates of BT Alex. Brown, with respect to the debt financing for the Merger. See 'SOURCE OF FUNDS FOR THE MERGER.' BT Alex. Brown maintains a market in the Common Stock and regularly publishes research reports regarding the health care industry and the businesses and securities of the Company and other publicly owned companies in the health care industry. In the ordinary course of business, BT Alex. Brown may actively trade the securities of the Company for its own account and the account of its customers and, accordingly, may at any time hold a long or short position in securities of the Company.


     Pursuant to the terms of BT Alex. Brown's engagement, the Company has agreed to pay BT Alex. Brown upon consummation of the Merger an aggregate financial advisory fee equal to 0.85% of the total consideration (including liabilities assumed) payable in the Merger. Pursuant to the terms of BT Alex. Brown's engagement, it is currently anticipated that the aggregate financial advisory fee payable to BT Alex. Brown will be approximately $6,635,000. In addition, the Company has agreed to reimburse BT Alex. Brown for its reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, and to indemnify BT Alex. Brown and certain related parties against certain liabilities, including certain liabilities under the federal securities laws, relating to, or arising out of, its engagement.


PURPOSE AND STRUCTURE OF THE MERGER; CERTAIN EFFECTS OF THE MERGER


     The Merger has been structured so as to enable Parent to acquire the controlling equity interest in the Company while maximizing stockholder value for the Company's stockholders. The Merger will terminate all equity interests in the Company of the holders of Common Stock and options to purchase Common Stock, other than (i) the Rollover Options of certain members of management, and
(ii) the Retained Shares held by VHLLC which will convert on a one-for-one basis into an aggregate of 1,234,568 shares of Recapitalized Common Stock. See '--Interests of Certain Persons in the Merger.' Accordingly, the holders of Common Stock and options to purchase Common Stock, (other than management with respect to the Rollover Options and VHLLC with respect to its shares of Recapitalized Common Stock) will share in neither future earnings and growth of the Company nor the risks associated with achieving such earnings and growth following the Merger. The Merger will enable the Company's stockholders to receive a cash payment of $20.25 per share of Common Stock pursuant to a transaction which has been determined by the Special Committee and the Board of Directors of the Company, as discussed above, to be fair to such stockholders, or to seek appraisal rights as described under 'APPRAISAL RIGHTS.' The Merger Consideration was the result of arms' length, good faith negotiations between representatives of LFREI, Parent and the Special Committee and their respective advisors following a proposal by LFREI. See '--Background of the Merger' and '--Opinion of the Company's and the Special Committee's Financial Advisor.' Following the Merger, Parent, VHLLC and the Company's current management will be the primary beneficiaries of any future earnings and growth of the Company and will have the ability to benefit from any corporate opportunities that may be pursued by the Company in the future.



     Pursuant to the Merger Agreement, upon consummation of the Merger, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation. Pursuant to the Merger Agreement, each outstanding share of Common Stock (except those shares of Common Stock (i) held by the Company (as treasury stock), Parent, or their respective subsidiaries, (ii) held by VHLLC as Retained Shares or (iii) held by stockholders who perfect their appraisal rights under the DGCL) will be converted into the right to receive $20.25 in cash, without interest. The Company does not hold any shares of Common Stock as treasury stock. In addition, neither Parent nor Merger Sub, nor any subsidiaries of the Company or Parent hold any outstanding shares of Common Stock. LFREI and its affiliates are subject to the terms of certain standstill provisions contained in a confidentiality agreement executed by the Company and LFREI that prevent Parent and its subsidiaries from acquiring shares of Common Stock except as contemplated by the Merger Agreement. Each of the 1,000 outstanding shares of Merger Sub common stock (all of which shares are beneficially owned by Parent) will be converted into 9,135.802 shares of Recapitalized Common Stock, or 9,135,802 shares in the aggregate. Each Retained Share will be converted into one share of Recapitalized Common Stock. Immediately after the Effective Time of the Merger, approximately 88.1% of the then outstanding Recapitalized Common Stock will be beneficially owned by Parent and approximately 11.9% of the then outstanding Recapitalized Common Stock will be beneficially owned by Vencor.

     Pursuant to the Merger Agreement, Parent may elect, by written notice to the Company and Vencor at any time prior to ten calendar days prior to the Special Meeting, to increase its equity combination up to $225.0 million by increasing the aggregate number of shares of Recapitalized Common Stock into which the capital stock of Merger Sub will be converted upon consummation of the Merger up to 11,111,111; provided, however, that regardless of the number of shares of Recapitalized Common Stock to be received by Parent in the Merger, the portion of the Merger Consideration that is funded by an equity contribution from Parent shall be $20.25 per share of Recapitalized Common Stock to be received by Parent in the Merger. See 'SOURCE OF FUNDS FOR THE MERGER.' In the event that Parent elects to receive 11,111,111 shares of Recapitalized Common Stock, immediately after the Effective Time of the Merger, Parent will own approximately 90% of the outstanding shares of Recapitalized Common Stock, and VHLLC will own approximately 10% of the outstanding shares of Recapitalized Common Stock.



     Pursuant to the DGCL and the Restated Certificate of Incorporation of the Company, approval and adoption of the Merger Agreement and the transactions contemplated thereby requires the approval of the Board of Directors of each of the Company, Parent and Merger Sub, and all of such Boards have granted such approvals. Also pursuant to the DGCL, approval of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding Voting Shares. As of the Record Date, the Support Group beneficially owned an aggregate of 10,860,327 Voting Shares (representing approximately 46.4% of the Voting Shares outstanding), and each member of the Support Group has agreed to vote all of such shares in favor of the Merger Agreement. The Merger Agreement does not require the approval of at least the majority of the unaffiliated holders of Common Stock in order to approve the Merger Agreement and the Merger. See 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval.' Accordingly, only approximately 3.6% of the Voting Shares in addition to the Voting Shares held by the Support Group need to vote in favor of the Merger Agreement and the transactions contemplated thereby for their approval.


     Holders of Common Stock who do not want to accept the Merger Consideration of $20.25 per share in cash, who do not vote in favor of (or who abstain from voting on) the Merger Agreement and who perfect their appraisal rights by complying with the provisions of Section 262 of the DGCL, will have the right to receive cash payment for the 'fair value' of their Common Stock. Any stockholder contemplating the exercise of appraisal rights should carefully review Section 262 of the DGCL, particularly the procedural steps required to perfect appraisal rights, a description of which is provided herein under 'APPRAISAL RIGHTS.' A stockholder who fails to comply with such procedural requirements will forfeit such holder's appraisal rights and, upon consummation of the Merger, such holder's shares of Common Stock will be converted into the right to receive the Merger Consideration of $20.25 per share in cash. See 'APPRAISAL RIGHTS' and Appendix E--'Section 262 of the Delaware General Corporation Law.'

     The Company will, as a result of the Merger, become a subsidiary of Parent and there will cease to be any public market for the Common Stock. Upon such event, the Surviving Corporation is expected to apply to the Commission for the deregistration of the Common Stock under the Exchange Act and, upon deregistration, the Surviving Corporation will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act; its officers, directors and beneficial owners of more than 10% of the Common Stock will be relieved of the reporting requirements and restrictions on insider trading under Section 16 of the Exchange Act; and the Common Stock will cease to be quoted on the Nasdaq National Market System. Further, the Company will no longer be subject to the periodic reporting requirements of the Exchange Act, and will not be required to file, among other things, quarterly reports on Form 10-Q and annual reports on Form 10-K. Accordingly, substantially less information will be required to be made publicly available about the Surviving Corporation than is currently the case with respect to the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER


     The Merger will not be treated as a merger for U.S. federal income tax purposes. Except to the extent that Parent provides cash to pay Merger Consideration for any shares of Common Stock (as discussed below), the Merger will be taxable for the Company's stockholders (excluding VHLLC in connection with the Retained Shares) under the Internal Revenue Code of 1986, as amended (the 'Code'), for federal income tax purposes as a redemption by the Company of its Common Stock to the extent of any cash provided by the Company, subject to the provisions and limitations of Section 302 of the Code. To the extent such redemption is treated as a sale or exchange under Section 302 of the Code with respect to a stockholder, the stockholder generally will recognize either capital gain or loss in an amount equal to the difference between the stockholder's adjusted tax basis in such stockholder's Common Stock and the amount of cash received in exchange therefor.

     Under Section 302 of the Code, a redemption of Common Stock pursuant to the Merger will, as a general rule, be treated as a sale or exchange if such redemption results in a 'complete redemption' of the stockholder's interest in the Company. This will likely be true for almost all of the stockholders because, as a result of the Merger, they will no longer hold any interest in the Company. In determining whether there is a complete redemption, however, stockholders must take into account not only the Common Stock they actually own, but also any Common Stock they are deemed to own under the constructive ownership rules set forth in Section 318 of the Code. Under these rules, any stockholder of the Company who is related to the equity holders of Parent or VHLLC, or who is otherwise considered to own equity of Parent or VHLLC, may be deemed to constructively own the Recapitalized Common Stock that is owned by Parent or VHLLC following the Merger. Such persons should consult their tax advisors regarding the federal income tax effect of the Merger.

     To the extent any cash to pay the Merger Consideration for any share of Common Stock is provided by Parent, a stockholder of the Company (excluding VHLLC in connection with the Retained Shares) will be treated for federal income tax purposes as if the stockholder sold such stockholder's Common Stock to Parent in a taxable exchange and will generally recognize capital gain or loss in an amount equal to the difference between the stockholder's adjusted tax basis in such stockholder's Common Stock and the amount of cash received in exchange therefor.

     Any dissenting stockholder who objects to the Merger and perfects such stockholder's rights of appraisal under the DGCL generally will recognize either capital gain or loss in an amount equal to the difference between the stockholder's adjusted tax basis in such stockholder's Common Stock and the amount of cash received in exchange therefor, subject to the provisions and limitations of Section 302 of the Code.

     In general, the maximum rate of tax on net capital gain recognized by individuals, trusts and estates from the sale or exchange of capital assets held for more than 18 months is 20% (as compared with a maximum rate of 39.6% on ordinary income). For 15% bracket taxpayers, the maximum rate on net capital gains is ten percent. The maximum rate of capital gains tax for capital assets held more than one year but not more than 18 months is 28%. Corporate stockholders generally are subject to tax at a maximum rate of 35% on both capital gains and ordinary income. The distinction between capital gain and ordinary income may be relevant for certain other purposes, including a taxpayer's ability to utilize capital loss carryovers to offset any gain recognized.

     The foregoing discussion is based on current law and only applies to stockholders who hold their Common Stock as a capital asset within the meaning of Section 1221 of the Code. It does not purport to consider all aspects of U.S. federal income taxation that may be relevant to particular stockholders, some of whom may be subject to special rules not discussed (including, but not limited to, tax-exempt entities, financial institutions, insurance companies, broker dealers, persons that hold Common Stock as part of a 'straddle,' or 'conversion transaction'), and the foregoing discussion may not be applicable to stockholders who acquired their Common Stock pursuant to the exercise of options or other compensation arrangements or who are not citizens or residents of the U.S. The foregoing description is not binding on the Internal Revenue Service ('IRS'), and no ruling from the IRS has been sought or will be sought with respect to such tax consequences. In addition, the foregoing discussion does not consider the effect of any applicable foreign, state, local or other tax laws.

     THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IS BASED ON EXISTING TAX LAW AS OF THE DATE OF THIS PROXY STATEMENT, WHICH MAY DIFFER ON THE DATE OF THE EFFECTIVE TIME OF THE MERGER. EACH STOCKHOLDER IS URGED TO CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT OF THE MERGER

     It is intended that the Merger will be treated as a recapitalization for accounting and financial reporting purposes. Accordingly, the historical basis of the Company's assets and liabilities will not be impacted by the Merger.

PLANS FOR THE COMPANY AFTER THE MERGER

     Pursuant to the Merger Agreement, the Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time of the Merger, shall be amended as of the Effective Time of the Merger as provided in the Merger Agreement. The By-laws of Merger Sub in effect at the Effective Time of the Merger shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     Concurrently with the consummation of the Merger, Parent, Vencor, VHLLC and certain executive officers of the Company will enter into a Shareholders and Registration Rights Agreement, pursuant to which Vencor will have the right to designate one member of the Board of Directors of the Company and Parent will have the right to designate the remaining directors. See '--Interests of Certain Persons in the Merger.'

     Pursuant to the terms of the Merger Agreement, the directors of Merger Sub at the Effective Time of the Merger shall serve as the directors of the Surviving Corporation, and the officers of the Company at the Effective Time of the Merger shall serve as the officers of the Surviving Corporation after the Merger. See 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION--Information Concerning Directors and Executive Officers of the Surviving Corporation.'

     Except as otherwise described in this Proxy Statement, Parent has advised the Company and Vencor that it expects that the Company will be operated after the Merger in a manner substantially the same as its current operations.

INTERESTS OF CERTAIN PERSONS IN THE MERGER


     Vencor; Ownership of Surviving Corporation; Shareholders Agreement. At the Effective Time of the Merger, VHLLC will receive (i) the right to receive the Merger Consideration in connection with each of 8,765,432 of its 10,000,000 shares of Common Stock, or $177,499,998 in the aggregate, and (ii) one share of Recapitalized Common Stock in exchange for each of its 1,234,568 Retained Shares, or 1,234,568 shares of Recapitalized Common Stock in the aggregate. Parent has informed the Company that it currently expects that the portion of the Merger Consideration that will be funded by an equity contribution from Parent will be approximately $185.0 million, for which Parent will receive 9,135,802 shares of Recapitalized Common Stock at $20.25 per share in the Merger. Pursuant to the Merger Agreement, Parent may elect, by written notice to the Company and Vencor at any time prior to ten calendar days prior to the Special Meeting, to increase its equity combination up to $225.0 million by increasing the aggregate number of shares into which the capital stock of Merger Sub will be converted upon consummation of the Merger to up to 11,111,111; provided, however, that, regardless of the number of shares of Recapitalized Common Stock to be received by Parent in the Merger, the portion of the Merger Consideration that is funded by an equity contribution from Parent shall not be less than $20.25 per share of Recapitalized Common Stock to be received by Parent in the Merger. See 'SOURCE OF FUNDS FOR THE MERGER.'


     Immediately after the consummation of the Merger, Parent will own 9,135,802 shares of Recapitalized Common Stock (approximately 88.1% of the total outstanding), and VHLLC will own 1,234,568 shares of Recapitalized Common Stock (the remaining approximately 11.9% of the total outstanding). In the event that Parent elects to receive 11,111,111 shares of Recapitalized Common Stock, after the Effective Time of the Merger, Parent would own approximately 90% of the outstanding shares of Recapitalized Common Stock, and VHLLC would own approximately 10% of the outstanding shares of Recapitalized Common Stock.


     Certain options to purchase shares of Common Stock held by Messrs. Mulloy, Schoepf, and Wesley (the 'Rollover Options') will be converted, as of the Effective Time of the Merger, into options to purchase shares of Recapitalized Common Stock. The Rollover Options consist of options to purchase 232,439, 235,000 and 109,750 shares of Common Stock held by Messrs. Mulloy, Schoepf and Wesley, respectively. All of the Rollover

Options were originally granted under the Atria Communities, Inc. 1996 Stock Ownership Incentive Plan as part of such officers' compensation. Pursuant to their original terms, upon consummation of the Merger the vesting schedule of these options would have been accelerated and each such option would have been cashed out for an amount equal to (i) the excess (if any) of the Merger Consideration over the applicable exercise price per share of such option, multiplied by (ii) the number of shares of Common Stock subject to such option. Parent and LFREI, in connection with negotiating the Merger Agreement, required that these officers 'rollover' a certain number of their previously existing stock options and forego the cashout payments to which they would otherwise be entitled with respect to such options in order to induce them to continue to work for the advancement of the Surviving Corporation's interests after the Effective Time of the Merger.


     Pursuant to the terms of the Merger Agreement, the Board of Directors of the Surviving Corporation shall equitably adjust the number of shares of Recapitalized Common Stock and the exercise price with respect to the Rollover Options after the Effective Time of the Merger in a manner that preserves the aggregate spread with respect to each Rollover Option. Under the terms of the Merger Agreement, the aggregate 'spread' with respect to each Rollover Option immediately prior to the Effective Time of the Merger shall be equal to the product of (x) the number of shares of Common Stock covered by such Rollover Option and (y) the excess of the Merger Consideration over the exercise price of such Rollover Option. Based on the foregoing formula, the aggregate spread for Messrs. Mulloy, Schoepf and Wesley immediately prior to the Effective Time of the Merger will be $1,250,000, $1,140,625 and $500,000, respectively.


     The Merger Agreement also provides that the aggregate 'spread' with respect to each Rollover Option immediately following the Effective Time of the Merger shall be equal to the product of (x) the number of shares of Recapitalized Common Stock covered by such Rollover Option and (y) the excess of the fair market value of one share of Recapitalized Common Stock over the exercise price of the Rollover Option. The fair market value of a share of Recapitalized Common Stock shall be determined by the Board of Directors of the Surviving Corporation in good faith, provided that if Parent purchases any shares of Recapitalized Common Stock at or immediately after the Effective Time of the Merger, such fair market value shall be deemed to be equal to the price per share paid by Parent. Parent, pursuant to its financing of the Merger, will purchase shares of Recapitalized Common Stock at $20.25 per share as of the Effective Time of the Merger. See 'MERGER AGREEMENT--Rollover Options' and 'SOURCE OF FUNDS FOR THE MERGER.'


     Each of Parent, VHLLC, Vencor and the holders of the Rollover Options (the 'Management Stockholders') have agreed to enter into a Shareholders and Registration Rights Agreement (the 'Shareholders Agreement'). The following discussion of the Shareholders Agreement is qualified in its entirety by reference to the complete text of the form of Shareholders Agreement to be executed as of the Effective Time of the Merger, which is included in this Proxy Statement as Appendix D and is incorporated herein by reference.

     The Shareholders Agreement provides certain rights and restrictions with respect to certain of the equity securities of the Surviving Corporation owned by Parent, Vencor, VHLLC and the Management Stockholders (collectively, the 'Surviving Corporation Stockholders'). The Surviving Corporation Stockholders have agreed to vote their shares of Recapitalized Common Stock to cause one member of the Board of Directors of the Surviving Corporation to be designated by Vencor who is reasonably acceptable to Parent. Parent has agreed to not to cause the Surviving Corporation to engage in any business other than the Custodial Care/Healthcare Business (as defined in the Shareholders Agreement) and not to merge or consolidate with any entity not in the Custodial Care/Healthcare Business without the consent of VHLLC, subject to certain buyout options of Parent.

     The Surviving Corporation Stockholders have granted a right of first refusal to Parent with respect to any shares of Recapitalized Common Stock held by them. The Shareholders Agreement grants to Vencor, VHLLC and the Management Stockholders certain 'tag-along' rights, allowing such Surviving Corporation Stockholders to participate in certain of Parent's sales of Recapitalized Common Stock, and grants to the Parent certain 'drag-along' rights, requiring such Surviving Corporation Stockholders to participate in certain of the Parent's sales of Recapitalized Common Stock. The Shareholders Agreement also provides VHLLC with demand registration rights and provides all of the Surviving Corporation Stockholders with certain piggy back registration rights. Pursuant to the Shareholders Agreement, Vencor will agree to continue to provide the Company the same administrative and support services relating to employee benefits as are currently being provided through December 31, 1998, unless the Company elects to terminate such services prior to such date.

     Merger Consideration; Options and Restricted Shares. As of the Record Date, and excluding the 10,000,000 shares of Common Stock held of record by VHLLC, directors and executive officers of the Company owned of record 860,327 shares of Common Stock. Each share of Common Stock held by such directors and executive officers at the Effective Time of the Merger will be converted into the right to receive the Merger Consideration on the same terms as any other stockholder of the Company. See 'SECURITY OWNERSHIP OF THE COMPANY.'

     As of the Record Date, certain of the shares of Common Stock owned by the directors and executive officers of the Company were issued as restricted stock awards pursuant to the Atria Communities, Inc. 1996 Stock Ownership Incentive Plan and the Atria Communities, Inc. Non-Employee Directors 1996 Stock Incentive Plan (collectively, as amended, the 'Plans'). Pursuant to the terms of the Plans and the applicable restricted stock award agreements, as amended, such shares will vest automatically at the Effective Time of the Merger. The following table sets forth information as of the Record Date, with respect to shares of restricted stock held by each director and executive officer of the Company and the aggregate consideration to be received by each officer and director for such restricted shares in the Merger:

                       RESTRICTED SHARES OF COMMON STOCK

NAME OF DIRECTOR OR                                               NUMBER OF RESTRICTED    AGGREGATE CONSIDERATION TO BE
EXECUTIVE OFFICER                                                        SHARES           RECEIVED FOR RESTRICTED SHARES
---------------------------------------------------------------   --------------------    ------------------------------
W. Patrick Mulloy, II..........................................          15,000                      $303,750
W. Bruce Lunsford..............................................          10,000                       202,500
Sandra Harden Austin...........................................           2,500                        50,625
William C. Ballard Jr..........................................           2,500                        50,625
Peter J. Grua..................................................           2,500                        50,625
Thomas T. Ladt.................................................           2,500                        50,625
R. Gene Smith..................................................           2,500                        50,625
J. Timothy Wesley..............................................           2,500                        50,625


     Also, as of Record Date and excluding the Rollover Options, directors and executive officers of the Company held options to purchase an aggregate of 132,500 shares of Common Stock issuable pursuant to options that were then immediately exercisable. In addition, as of the Record Date and excluding the Rollover Options, the directors and the executive officers of the Company held additional options to purchase an aggregate of 425,311 shares of Common Stock issuable pursuant to options that will accelerate and automatically vest and become exercisable at the Effective Time of the Merger pursuant to their terms and the term of the Plans. Pursuant to the terms of the Merger Agreement and the Plans and relevant option agreements, each such person will be entitled to receive from the Company as of the Effective Time of the Merger an amount of cash for each such option (excluding the Rollover Options) equal to the difference between $20.25 and the applicable option exercise price, on the same terms and conditions as any other option holder of the Company. See 'THE MERGER AGREEMENT--Company Stock Options.' The following table sets forth information as of the Record Date, with respect to the number of vested and unvested stock options held by each director and executive officer of the

Company and the aggregate consideration to be received by each executive officer and director for vested and unvested stock options in of the Merger:

                                 STOCK OPTIONS

                                               NUMBER OF
                                                SHARES                                               CONSIDERATION
                                 NUMBER         SUBJECT      WEIGHTED AVERAGE      CONSIDERATION         TO BE
                               OF SHARES          TO         EXERCISE PRICE OF     TO BE RECEIVED     RECEIVED FOR
NAME OF DIRECTOR OR            SUBJECT TO      UNVESTED     VESTED AND UNVESTED      FOR VESTED         UNVESTED
EXECUTIVE OFFICER            VESTED OPTIONS     OPTIONS           OPTIONS             OPTIONS           OPTIONS
--------------------------   --------------    ---------    -------------------    --------------    --------------
W. Patrick Mulloy, II.....        80,000        187,561 (1)       $ 12.27            $  820,000       $   1,922,500
J. Timothy Wesley.........        20,000        105,250 (2)         14.06               205,000             749,375
W. Bruce Lunsford.........        20,000         70,000             10.58               205,000             665,000
Sandra Harden Austin......         2,500         12,500             11.75                25,625             101,875
William C. Ballard Jr.....         2,500         12,500             11.75                25,625             101,875
Peter J. Grua.............         2,500         12,500             11.75                25,625             101,875
Thomas T. Ladt............         2,500         12,500             11.75                25,625             101,875
R. Gene Smith.............         2,500         12,500             11.75                25,625             101,875
Andy L. Schoepf...........        -     (3)       -     (3)       -                     -                  -


                              AGGREGATE
                            CONSIDERATION
                                TO BE
NAME OF DIRECTOR OR          RECEIVED FOR
EXECUTIVE OFFICER              OPTIONS
--------------------------  --------------
W. Patrick Mulloy, II.....   $   2,742,500
J. Timothy Wesley.........         954,375
W. Bruce Lunsford.........         870,000
Sandra Harden Austin......         127,500
William C. Ballard Jr.....         127,500
Peter J. Grua.............         127,500
Thomas T. Ladt............         127,500
R. Gene Smith.............         127,500
Andy L. Schoepf...........        -


------------------
(1) Does not include unvested options to purchase 232,439 shares of Common Stock that will convert into options to purchase shares of Recapitalized Common Stock at the Effective Time of the Merger. See 'THE MERGER
    AGREEMENT--Rollover Options.'

(2) Does not include unvested options to purchase 109,750 shares of Common Stock that will convert into options to purchase shares of Recapitalized Common Stock at the Effective Time of the Merger. See 'THE MERGER
    AGREEMENT--Rollover Options.'

(3) Does not include unvested options to purchase 228,750 shares of Common Stock, and vested options to purchase 6,250 shares of Common Stock, that will convert into options to purchase shares of Recapitalized Common Stock at the Effective Time of the Merger. See 'THE MERGER AGREEMENT--Rollover Options.'


     Indemnification of Directors and Officers. Parent has agreed that all rights to indemnification arising at or prior to the effectiveness of the Merger in favor of the directors or officers of the Company (including the members of the Special Committee) as provided in the Company's Restated Certificate of Incorporation and
By-laws, as in effect on the date of the Merger Agreement, and director and officer liability insurance currently in effect and covering directors and officers of the Company, will, for a period of not less than six years, survive the Merger and continue in full force and effect. See 'THE MERGER AGREEMENT--Indemnification.'


     Fees to Members of the Special Committee. As compensation for service on the Special Committee, each member of the Special Committee will receive from the Company $250 for each meeting of the Special Committee attended by such member. Such compensation is in addition to the compensation payable to all directors of the Company and is the compensation received by any member of any committee of the Company's Board of Directors for attendance at committee meetings.

     Proposed Employment Agreements. Parent has advised the Company that, upon the consummation of the Merger, it proposes to cause the Surviving Corporation to enter into Employment Agreements (the 'Proposed Employment Agreements') with each of the following executive officers of the Company (the 'Executives'): (1)
W. Patrick Mulloy, II, as Chief Executive Officer and President; (2) Andy L. Schoepf, as Chief Operating Officer; and (3) J. Timothy Wesley, as Chief Financial Officer, Vice President of Development and Secretary. The annual base salary under the Proposed Employment Agreements of Messrs. Mulloy, Schoepf and Wesley will be $310,000, $275,000 and $200,000, respectively.

     Each of the Executives will be entitled to receive a target bonus, based upon the Surviving Corporation's achievement of certain operating and/or financial goals, equal to a specified percentage of each Executive's then current annual base salary (up to 60% in the case of Mr. Mulloy, up to 50% in the case of Mr. Schoepf, and up to 45% in the case of Mr. Wesley). In addition, each Executive will be entitled to receive a transition incentive bonus. The amount of the transition incentive bonus payable to each Executive will be determined at the

Effective Time of the Merger and will be payable six months after the Effective Time of the Merger so long as the Executive does not voluntarily terminate his employment with the Surviving Corporation within such six month period. The Executives will also participate in the Surviving Corporation's proposed Equity Participation Plan described below.

     The Surviving Corporation will provide the Executives with term life insurance for the benefit of their heirs with a policy coverage of four times the Executive's annual cash compensation, which will include base salary and target bonus. In addition, each of the Executives will be eligible to participate in all benefit plans and receive all fringe benefits available generally to other executives of the Surviving Corporation and its affiliate companies, including medical and disability insurance coverage, to the extent that each Executive's individual arrangements are not intended to replace such plans and benefits.


     The initial term of each Proposed Employment Agreement will be for three years commencing at the Effective Time of the Merger, which term will be automatically extended for an additional year at the end of the second year and on each anniversary date thereof, unless either party gives written notice at least 90 days prior to the renewal date. If an Executive's employment with the Surviving Corporation is terminated (i) by the Surviving Corporation other than for Cause (as defined in the Proposed Employment Agreements), death or disability or (ii) by the Executive with Good Reason (as defined in the Proposed Employment Agreements), the Proposed Employment Agreement will provide that the Surviving Corporation will pay to the Executive within ten days after the date of termination, an amount equal to three times the sum of the Executive's annual base salary and the average annual bonus paid to the Executive during the term of his Proposed Employment Agreement. In addition, the Surviving Corporation will continue such Executive's benefits for the remainder of the term under the Proposed Employment Agreement to the extent permissible under law. Upon termination of the Executive's employment for any reason, the Executive shall receive a cash payment equal to the fair market value of the shares of Recapitalized Common Stock received in connection with all vested Rollover Options on the date of termination minus the exercise price of such vested Rollover Options. Upon termination of the Executive's employment for any reason and subsequent vesting of any unvested Rollover Options, the Executive shall receive a cash payment equal to the fair market value of the shares of Recapitalized Common Stock received in connection with vesting Rollover Option on such date minus the exercise price of such vesting Rollover Option. The Surviving Corporation shall indemnify each Executive and make him whole on an after-tax basis for the effects of any excise tax imposed on such Executive under Section 4999 of the Code in connection with the Merger or a change in control of the Surviving Corporation or Parent.


     Pursuant to non-competition covenants to be contained in the Proposed Employment Agreements, each of the Executives will agree that he will not, during the term of his employment, directly or indirectly, engage or participate in the business of developing, owning, managing or operating any assisted living, independent living, skilled nursing or continuing care retirement facility (a 'Competitive Business') within the United States; provided, however, that, if the Executive's employment with the Surviving Corporation is terminated by the Surviving Corporation without Cause or by the Executive with Good Reason, the foregoing restriction will extend for a period of one year after the date of termination.

     Proposed Equity Participation Plan.

     Parent has advised the Company that, upon the consummation of the Merger, it proposes to cause the Surviving Corporation to adopt an Equity Participation Plan (the 'Equity Plan'). The initial participants in the Equity Plan will be Messrs. Mulloy, Schoepf and Wesley. The Equity Plan will provide an incentive for management employees to maximize the annualized internal rate of return ('IRR') on Parent's investment in Recapitalized Common Stock that would be realized upon a sale of the Surviving Corporation or an initial public offering of the Surviving Corporation's capital stock (a 'Realization Event').

     The amount of the awards payable under the Equity Plan will represent a percentage of the amounts realized above certain IRR thresholds upon the occurrence of a Realization Event. For an IRR of 15% or less, no award payments will be made. The aggregate award amounts will be: (i) 10% of the amount realized in excess of an IRR of 15% to 20%, plus (ii) 15% of the amount realized in excess of an IRR of 20% to 25%, plus (iii) 20% of the amount realized in excess of an IRR above 25%. It is currently contemplated that the aggregate awards will be allocated as follows: Mr. Mulloy 37.5%, Mr. Schoepf 37.5% and Mr. Wesley 25%.

     The Executives and the Parent have informed the Company that they intend to negotiate in good faith the percentage of awards under the Equity Plan that will be paid in cash versus shares of Recapitalized Common Stock (or shares of any successor to the Surviving Corporation). Parent and the Executives have agreed that the Equity Plan will include provisions for the vesting and payment of awards upon the death, disability or termination of employment of the participant without Cause or for Good Reason (as defined in the Proposed Employment Agreements). Notwithstanding the foregoing, Parent and the Executives have agreed that in all events and under all circumstances at least one-half of the awards earned under the Equity Plan will become vested upon the occurrence of the Realization Event, with the remaining one-half to become vested in equal installments on the first and second anniversaries of the Realization Event unless the Executive terminates his employment voluntarily or is terminated for Cause prior to such dates.


LITIGATION RELATING TO THE MERGER



     On May 12, 1998, ARV, Assisted Living, Inc. ('ARV') commenced litigation against Parent, LFREI and the Company seeking, among other things, to enjoin LFREI from acquiring the Company through Parent. ARV alleges that pursuant to certain contractual arrangements between ARV and LFREI, ARV has certain rights with respect to the acquisition of Atria by LFREI and Parent, including the right to consent to the Merger. The Complaint alleges that Atria is named as a defendant 'solely because it is arguably a necessary party to any action seeking to enjoin consummation of agreements to which it is a party.' After expedited discovery, the Superior Court of Orange County, California, on June 25, 1998, ruled that pending the outcome of a trial set to commence on August 3, 1998, Parent and LFREI should be preliminarily enjoined from closing the Merger. The Court, however, specifically declined to enjoin the parties from taking all other steps necessary in preparation for consummation of the Merger. Therefore, pending the outcome of the trial on the merits, the parties intend to proceed toward satisfying the various conditions to closing the Merger, including holding the Special Meeting. The Company, LFREI and Parent believe that the allegations contained in the complaint are without merit and intend to defend vigorously against them. However, the lawsuit is in its early stages and there can be no assurance that this litigation will ultimately be resolved on terms that will permit the parties to close the Merger.

                              THE MERGER AGREEMENT

GENERAL

     The Merger Agreement provides for the merger of Merger Sub with and into the Company. The Company will continue as the Surviving Corporation of the Merger and, as a result of the Merger, Parent will own approximately 88.1% of the outstanding Recapitalized Common Stock and VHLLC will own the remaining approximately 11.9% of such outstanding Recapitalized Common Stock. See 'SPECIAL FACTORS--Interests of Certain Persons in the Merger.' In the Merger, the stockholders of the Company will receive the Merger Consideration, as described below. See 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger.' The following discussion of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is included in this Proxy Statement as Appendix A and is incorporated herein by reference.

EFFECTIVE TIME OF THE MERGER

     The Effective Time of the Merger will occur upon the filing of a certificate of merger (the 'Certificate of Merger') with the Secretary of State of the State of Delaware as required by the DGCL or at such later time as is agreed by the parties to the Merger Agreement and specified in the Certificate of Merger. It is anticipated by the Company that the Certificate of Merger will be filed as promptly as practicable after approval of the Merger Agreement by the stockholders of the Company at the Special Meeting. Such filing will be made, however, no earlier than five business days after satisfaction or waiver of all conditions to the Merger contained in the Merger Agreement.

THE SURVIVING CORPORATION


     Pursuant to the Merger Agreement, the Restated Certificate of Incorporation of the Company, as in effect immediately prior to the effectiveness of the Merger, shall be amended as of the Effective Time of the Merger as provided in the Merger Agreement. The By-laws of Merger Sub as in effect at the Effective Time of the Merger shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. The officers of the Company at the Effective Time of the Merger shall serve as the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be, and the directors of the Merger Sub will serve as the directors of the Surviving Corporation. See 'SPECIAL FACTORS--Plans for the Company After the Merger' and 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION--Information Concerning Directors and Executive Officers of the Surviving Corporation.'


CONSIDERATION TO BE RECEIVED BY STOCKHOLDERS OF THE COMPANY


     Pursuant to the Merger Agreement, at the Effective Time of the Merger, each outstanding share of Common Stock (except (i) shares held by the Company (as treasury stock), Parent or their subsidiaries, (ii) the 1,234,568 shares held by VHLLC as Retained Shares or (iii) shares held by stockholders who perfect their appraisal rights under the DGCL) will be converted into the right to receive the Merger Consideration of $20.25 in cash, without interest. With respect to the Retained Shares, see 'SPECIAL FACTORS--Interests of Certain Persons in the Merger.' The Company does not hold any shares of Common Stock as treasury stock. In addition, neither Parent nor Merger Sub, nor any subsidiaries of the Company or Parent hold any outstanding shares of Common Stock. LFREI and its affiliates are subject to the terms of certain standstill provisions contained in a confidentiality agreement executed by the Company and LFREI that prevent Parent and its subsidiaries from acquiring shares of Common Stock except as contemplated by the Merger Agreement.


     Prior to the Effective Time of the Merger, Parent shall select a bank or trust company reasonably satisfactory to the Company to act as paying agent (the 'Paying Agent'), for payment of the Merger Consideration. Parent has informed the Company that it currently contemplates selecting National City Bank (the Company's current transfer agent), as the Paying Agent and paying the Paying Agent customary fees for its services. At the Effective Time of the Merger, Parent shall transfer funds or provide for the transfer of funds to Merger Sub in an amount sufficient to pay the Merger Consideration for every share of Common Stock to be converted at the Effective Time of the Merger into Merger Consideration (the 'Aggregate Merger Consideration'), and Parent represents and warrants to the Company in the Merger Agreement that the Surviving Corporation will have all such funds at the Effective Time of the Merger. See 'SOURCE OF FUNDS FOR THE MERGER.' After the Effective Time of the Merger, the Surviving Corporation will provide the Paying Agent on a timely basis, as and when needed, the funds necessary to pay the Aggregate Merger Consideration. All interest earned on funds made available to the Paying Agent in accordance with the Merger Agreement shall be turned over to Parent.


     If the Merger is consummated, instructions with regard to the surrender of certificates formerly representing shares of Common Stock, together with the letter of transmittal to be used for that purpose, will be mailed by the Paying Agent to stockholders of record of the Company as soon as reasonably practicable after the Effective Time of the Merger. The Paying Agent, upon receipt from a stockholder of a duly executed letter of transmittal, together with certificates formerly representing Common Stock and any other items reasonably requested by the Paying Agent, shall pay to such stockholder the Merger Consideration, without interest, multiplied by the number of shares of Common Stock represented by such certificates. If payment is to be made to a person other than the person in whose name a certificate surrendered is registered, it will be a condition of payment that the certificate so surrendered be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment pay to the Paying Agent any transfer or other taxes required by reason of such payment to a person other than the registered holder thereof or establish to the satisfaction of the Surviving Corporation that such taxes have been paid or are not applicable.


     STOCKHOLDERS SHOULD NOT SUBMIT ANY STOCK CERTIFICATES FOR COMMON STOCK AT THE PRESENT TIME.

     If the Merger is consummated, after the Effective Time of the Merger a holder of a certificate formerly representing Common Stock shall cease to have any rights as a stockholder of the Company, and such holder's sole right will be to receive the Merger Consideration to which such holder is entitled, or in the case of a stockholder exercising appraisal rights under Section 262 of the DGCL, the 'fair value' of such stockholder's shares determined in accordance with the provisions of the DGCL. See 'APPRAISAL RIGHTS.'

     Parent, Merger Sub, the Company and the Paying Agent shall not be liable to any person as a result of any amount paid to a public official pursuant to applicable abandoned property, escheat or similar laws. If any certificates of Common Stock have not been surrendered by holders of Common Stock seven years after the Effective Time of the Merger (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity), all of the amounts that would have been payable in respect of such certificates under the Merger Agreement shall, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of any claims or interest of any person previously entitled thereto. All cash paid upon the surrender of such certificates in accordance with the terms of the Merger Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to such certificates.

     No transfer of shares of Common Stock outstanding immediately prior to the Effective Time of the Merger will be made on the stock transfer books of the Surviving Corporation after the Effective Time of the Merger. Certificates formerly representing Common Stock presented to the Surviving Corporation after the Effective Time of the Merger will be canceled in exchange for the Merger Consideration as set forth above.

COMPANY STOCK OPTIONS

     The Company and Parent have agreed that each outstanding option to purchase Common Stock, whether or not then exercisable (a 'Company Stock Option'), with the exception of the Rollover Options, shall be converted into the right to receive from the Surviving Corporation at the Effective Time of the Merger an amount in cash determined by multiplying (i) the excess, if any, of the Merger Consideration over the applicable exercise price per share of the Company Stock Option by (ii) the number of shares of Common Stock such holder could have purchased had such holder exercised such Company Stock Option in full immediately prior to the Effective Time of the Merger, and each such Company Stock Option shall thereafter be canceled and cease to be exercisable as to any shares of capital stock of the Surviving Corporation. See 'SPECIAL FACTORS--Interests of Certain Persons in the Merger.'

CONVERTIBLE SUBORDINATED NOTES

     Prior to the Effective Time of the Merger, the Company and PNC Bank, Kentucky, Inc., as trustee (the 'Trustee'), shall enter into a supplemental indenture (the 'Supplemental Indenture') to the Indenture dated as of October 16, 1997, between the Company and the Trustee (the 'Indenture'), pursuant to
Section 15.6 of the Indenture, which must be reviewed and approved by Parent and which shall become effective upon the Effective Time of the Merger. The Supplemental Indenture shall provide that, from and after the Effective Time of the Merger, each of the Company's outstanding 5.0% Convertible Subordinated Notes due 2002 (the 'Convertible Sub Notes') shall cease to be convertible into shares of Common Stock, but shall be convertible solely into an amount of cash, without interest, equal to the product of (x) the number of shares of Common Stock into which such Note was convertible immediately prior to the Effective Time of the Merger and (y) the Merger Consideration. Pursuant to the terms of the Indenture, after the Effective Time of the Merger, each holder of Convertible Sub Notes shall have the right (pursuant to procedures set forth in the Indenture) to require the Surviving Corporation to repurchase all of such holder's Convertible Sub Notes (or any portion thereof that is an integral multiple of $1,000) at a purchase price equal to 100% of the principal amount of such notes, plus interest accrued and unpaid thereon to (but excluding) the date of repurchase. See 'SOURCE OF FUNDS FOR THE MERGER.'

REPRESENTATIONS AND WARRANTIES


     The Merger Agreement contains various representations and warranties of the Company to Parent and Merger Sub, including with respect to the following matters: (i) the due organization, good standing and corporate power of the Company and its subsidiaries and similar corporate matters; (ii) the capitalization of the Company; (iii) the due authorization, execution and delivery of the Merger Agreement by the Company and its binding effect on the Company, the absence of required consents, approvals and governmental filings, except for certain specified required regulatory filings and approvals in connection therewith, and the absence of conflicts between the Merger Agreement and the transactions contemplated thereby, and the Company's Restated Certificate of Incorporation or Amended and Restated By-laws, certain contracts applicable to the Company and its subsidiaries, or any law, rule, regulation, order, writ, injunction or decree applicable to the Company or its subsidiaries;
(iv) the accuracy of the Company's filings with the Commission and financial statements; (v) the accuracy of the information provided by the Company for inclusion in this Proxy Statement and the Schedule 13E-3; (vi) the absence of certain changes regarding, or undisclosed liabilities of, the Company and its subsidiaries; (vii) certain litigation matters; (viii) the absence of certain changes in the Company's benefit plans; (ix) compliance by the Company and its subsidiaries (and their respective benefit plans) with provisions of applicable law, including the Employee Retirement Income Security Act of 1974, as amended;
(x) certain tax matters; (xi) severance and other payments; (xii) voting requirements and necessary approvals for consummation of the Merger; (xiii) certain actions taken by the Board of Directors of the Company, the inapplicability of state anti-takeover statutes and the receipt by the Board of Directors of the Company of a fairness opinion from the Company's and the Special Committee's financial advisor; (xiv) certain actions taken with respect to the Rights Agreement; (xv) compliance with laws; (xvi) material contracts of the Company and its subsidiaries; (xvii) certain transactions with affiliates of the Company; (xviii) the properties and developments of the Company and its subsidiaries; (xix) environmental matters; (xx) labor matters; (xxi) the absence of certain broker's fees and expenses; and (xxii) compliance with law as to certain healthcare matters. Such representations and warranties are subject, in certain cases, to specified exceptions and qualifications.



     The Merger Agreement also contains various representations and warranties of Parent and Merger Sub to the Company, including those with respect to the following matters: (i) the due organization, good standing and corporate power of each of Parent and Merger Sub and similar corporate matters; (ii) the due authorization, execution and delivery of the Merger Agreement by Parent and Merger Sub, and its binding effect on them, the absence of required consents, approvals and governmental filings, except for certain specified required regulatory filings and approvals in connection therewith, and the absence of conflicts between the Merger Agreement and the transactions contemplated thereby, and the Certificates of Incorporation of Parent and Merger Sub, By-laws of Parent and Merger Sub, certain contracts applicable to Parent and Merger Sub, or any law, rule, regulation, order, writ, injunction or decree applicable to any of such parties; (iii) the accuracy of the information supplied by Parent and Merger Sub for inclusion in this Proxy Statement and the Schedule 13E-3;
(iv) the absence of certain broker's fees and expenses; (v) Parent's and Merger Sub's access to cash funds sufficient to consummate the transactions contemplated by the Merger Agreement; (vi) the terms of agreements entered into between Parent and Merger Sub and certain members of the Company's management; (vii) the accuracy of Parent's financial statements;
(viii) the formation, capitalization and absence of prior activities of Merger Sub; and (ix) the absence of certain actions by Parent. Such representations and warranties are subject, in certain cases, to specified exceptions and qualifications.


COVENANTS RELATING TO CONDUCT OF THE COMPANY'S BUSINESS

     The Company has agreed in the Merger Agreement that, until the Effective Time of the Merger, the Company and its subsidiaries will conduct their businesses in the ordinary course consistent with past practice and will use their reasonable efforts to preserve their current business organization and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, the Company has agreed that, until the Effective Time of the Merger, the Company will not, and will not permit any of its subsidiaries to: (i) declare or pay any dividends or other distribution; (ii) split, combine or reclassify the Common Stock or any other capital stock; (iii) redeem, purchase or otherwise acquire any of its capital stock; (iv) issue, sell, transfer, pledge or otherwise encumber any capital stock or securities convertible into capital stock (except upon the exercise of Company Stock Options or the Convertible Sub Notes); (v) amend its Certificate of Incorporation or By-laws or comparable organizational documents; (vi) enter into any contract relating to the acquisition of another business or entity, or material assets other than inventory in the ordinary course of business and consistent with past practices;
(vii) grant any increase in the compensation payable to any executive, officer or director, except in the ordinary course of business consistent with prior practice, or grant any increase in severance or termination pay, in either case except to the extent required under any agreement in effect as of December 31, 1997; (viii) enter into any employment, consulting, indemnification, severance or termination agreement with any employee having an annual salary in excess of $75,000, or any officer or director; (ix) establish, adopt, enter into, amend, otherwise increase or accelerate the payment or vesting of material amounts payable under any benefit plan or collective bargaining agreement; (x) change any material accounting methods except as required by generally accepted accounting principles or applicable law; (xi) sell, lease, mortgage or otherwise encumber or subject to any lien, any assets having a fair market value in excess of $50,000, other than sales in the ordinary course of business; (xii) incur any indebtedness for borrowed money (whether by issuance of debt securities or otherwise) in excess of $50,000; (xiii) make loans to or guarantee the obligations of any other person, in excess of $50,000, other than guarantees of indebtedness of Elder Healthcare Developers, LLC in an aggregate amount not to exceed $10,000,000; (xiv) make any new capital expenditure or expenditures which individually exceeds $500,000 or in the aggregate exceeds $5,000,000; (xv) make any material tax election, amend any material tax return or settle or compromise any material tax liability or refund; (xvi) pay, discharge or satisfy any material claims, liabilities or obligations, other than in the ordinary course of business and certain other required payments as disclosed; (xvii) enter into any transaction or agreement with Vencor or its affiliates other than as contemplated by the Merger Agreement; or (xviii) agree or commit to do any of the foregoing.

     The Company has also agreed not to take any action, nor to permit its subsidiaries to take any action, that would, or that could reasonably be expected to, result in: (i) any of the representations and warranties of the Company set forth in the Merger Agreement that are qualified as to materiality becoming untrue; (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect; or (iii) any of the conditions to the consummation of the Merger not being satisfied. The Company has further agreed to advise promptly Parent orally and in writing of any change or event having, or which, insofar as could reasonably be foreseen, would have, a material adverse effect on the Company.

NON-SOLICITATION

     The Merger Agreement provides that the Company will not, nor will it permit any of its subsidiaries, officers, directors, employees, investment bankers, attorneys or other advisors or representatives to: (i) solicit, initiate, or encourage the submission of, any takeover proposal; (ii) enter into any agreement with respect to any takeover proposal; or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal; provided, however, that, prior to the adoption of the Merger Agreement by the stockholders of the Company, to the extent required by the fiduciary obligations of the Board of Directors of the Company, the Company may (x) in response to an unsolicited request therefor, participate in discussions or negotiations with, or furnish information with respect to the Company pursuant to a customary confidentiality agreement to, any person in connection with any takeover proposal or potential takeover proposal or (y) issue a press release or other public announcement disclosing the receipt by the Company of any takeover proposal. The Merger Agreement requires the Company to advise Parent orally and in writing within 24 hours of receipt of any takeover proposal or inquiry which could reasonably be expected to lead to a takeover proposal.


     For purposes of the Merger Agreement and this Proxy Statement, a 'takeover proposal' means any proposal for a merger or other business combination involving the Company or any of its significant subsidiaries, any proposal for the issuance by the Company of additional equity securities equal to 20% or more of the outstanding equity securities of the Company as consideration for the assets or securities of another person or any proposal or offer to acquire in any manner, directly or indirectly, additional equity securities equal to 20% or more of the outstanding equity securities of the Company, or 20% or more of the assets of the Company (and, with respect to assets, its subsidiaries, taken as a whole), other than the transactions contemplated by the Merger Agreement.

     The Merger Agreement provides that the Board of Directors of the Company will not (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Merger Sub, the approval or recommendation by the Board of Directors of the Merger Agreement or the Merger or (ii) approve or recommend, or propose to approve or recommend, any takeover proposal. However, the Merger Agreement also provides that the Board of Directors of the Company, to the extent required by its fiduciary obligations, may approve or recommend (and, in connection therewith, withdraw or modify its approval or recommendation of the Merger Agreement and the Merger) another takeover proposal; provided, however that the Board of Directors of the Company may not approve or recommend another takeover proposal, or withdraw or modify its approval or recommendation of the Merger Agreement and the Merger until 48 hours after Parent shall have received written notice of such takeover proposal.

COOPERATION AND REASONABLE EFFORTS

     The Company has agreed to afford to Parent, and to Parent's officers, employees and other representatives, reasonable access during normal business hours during the period prior to the Effective Time of the Merger to its properties, books and records and, during such period, the Company will, and will cause each of its subsidiaries to, furnish promptly to Parent (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities laws and (b) all other information concerning its business, properties and personnel as Parent may reasonably request.

     Unless the Board of Directors of the Company approves or recommends another takeover proposal, Parent, Merger Sub and Company have agreed to use their reasonable efforts to take all actions, and to do and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger, including: (i) obtaining of all necessary consents and approvals from governmental entities and the making of all necessary notifications, registrations and filings with any governmental entity; (ii) obtaining of all necessary consents, approvals or waivers from third parties; (iii) defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the Merger; and (iv) executing and delivering of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of the Merger Agreement and certain other documents contemplated thereby. In connection with and without limiting the foregoing, the Company and the Board of Directors of the Company have agreed to take all reasonable action necessary to ensure that no state anti-takeover or similar statute or regulation becomes applicable to the Merger Agreement or the Merger and to take all reasonable action necessary to minimize the effect of any state anti-takeover or similar statute or regulation if such statute or regulation becomes applicable thereto. Notwithstanding the foregoing, the Board of Directors of the Company (or any committee thereof) shall not be prohibited from taking any action permitted by the Merger Agreement with respect to another takeover proposal.

     The Company has agreed to give prompt notice to Parent, and Parent or Merger Sub have agreed to give prompt notice to the Company, of (i) any representation or warranty made by it contained in the Merger Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under the Merger Agreement.

     Parent and Merger Sub, on the one hand, and the Company, on the other hand, have agreed to consult with each other before issuing, to provide each other the opportunity to review and comment upon any press release or other public statements with respect to the Merger and to refrain from issuing any such press release or making any such public statement prior to such consultation.

     Except as otherwise provided in the Merger Agreement, the Board of Directors of the Company will not amend the Rights Agreement or take any action with respect to, or make any determination under, the Rights Agreement unless the Board of Directors approves or recommends a takeover proposal, in which case the Company may take any action to render the rights issued under the Rights Agreement inapplicable to such takeover proposal. See 'SPECIAL FACTORS--Background of the Merger.'

ROLLOVER OPTIONS

     The Merger Agreement provides that Messrs. Mulloy, Schoepf and Wesley will convert Company Stock Options to purchase 232,439, 235,000, and 109,750 shares, respectively, that would otherwise be exercisable into shares of Common Stock at the Effective Time of the Merger into options to acquire shares of the Recapitalized Common Stock of Surviving Corporation (the 'Rollover Options'). The Board of Directors of the Surviving Corporation will equitably adjust the number of shares and the exercise price with respect to the Rollover Options to preserve the aggregate spread with respect to each Rollover Option. Under the terms of the Merger Agreement, (i) the aggregate 'spread' with respect to each Rollover Option immediately prior to the Effective Time of the Merger shall be equal to the product of (x) the number of shares covered by such Rollover Option and (y) the excess of the Merger Consideration over the exercise price of such Rollover Option. Accordingly, the aggregate spread for Messrs. Mulloy, Schoepf and Wesley will be $1,250,000, $1,140,625, and $500,000, respectively.


     The Merger Agreement also provides that the aggregate 'spread' with respect to each Rollover Option immediately following the Effective Time of the Merger shall be equal to the product of (x) the number of shares covered by such Rollover Option and (y) the excess of the fair market value of one share of Recapitalized Common Stock over the exercise price of the Rollover Option. The fair market value of a share of Recapitalized Common Stock shall be determined by the Board of Directors of the Surviving Corporation, provided that if Parent purchases any shares of Recapitalized Common Stock at or immediately after the Effective Time of the Merger, such fair market value shall be deemed to be equal to the price per share paid by Parent. Parent, pursuant to its financing of the Merger, will purchase shares of Recapitalized Common Stock at $20.25 per share as of the Effective Time of the Merger. See 'SPECIAL FACTORS--Interests of Certain Persons in the Merger' and 'SOURCE OF FUNDS FOR THE MERGER.'


BENEFIT PLANS AND OTHER ARRANGEMENTS

     Parent has agreed to cause the Surviving Corporation to maintain for the period from the Effective Time of the Merger through December 31, 1998, the benefit plans of the Company and its subsidiaries in effect on the date of the Merger Agreement or to provide benefits to employees of the Company and its subsidiaries that are not materially less favorable in the aggregate to such employees than those in effect on the date of the Merger Agreement. Parent has agreed to cause the Surviving Corporation and its subsidiaries to honor in accordance with their terms all employment, severance, consulting and other arrangements disclosed in all documents filed with the Commission or in any schedule to the Merger Agreement, between any of the Company or any of its subsidiaries and any current or former director, officer or employee thereof, and all provisions for vested benefits or other vested amounts earned or accrued through the Effective Time of the Merger under such plans and arrangements.

INDEMNIFICATION

     Parent and Merger Sub agree that all rights to indemnification for acts or omissions occurring prior to the Effective Time of the Merger now existing in favor of the current or former directors or officers of the Company and its subsidiaries as provided in their respective certificates of incorporation or by-laws, or similar organizational documents, shall survive the Merger and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Time of the Merger. Parent will cause to be maintained for a period of not less than six years from the Effective Time of the Merger the Company's current directors' and officers' insurance and indemnification policy to the extent that it provides coverage for events occurring prior to the Effective Time of the Merger for all persons who are directors and officers of the Company on the date of the Merger Agreement, so long as the annual premium therefor would not be in excess of 200% of the last annual premium paid prior to the date of the Merger Agreement (the 'Maximum Premium'). If such insurance and indemnification policy expires, is terminated or canceled during such six-year period, Parent has agreed to use all reasonable efforts to cause to be obtained as much directors' and officers' insurance and indemnification as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium, on terms and conditions no less advantageous than the existing directors' and officers' insurance and indemnification policy of the Company. The Company has represented to Parent that the Maximum Premium is $240,720. See 'SPECIAL FACTORS--Interests of Certain Persons in the Merger.'

FEES AND EXPENSES

     Except for financial printing fees and expenses (which shall be paid by Parent) and as otherwise set forth below, all fees and expenses incurred in connection with the Merger, the Merger Agreement and the transactions contemplated thereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

     The Company has agreed to pay to Parent upon demand a fee of $18,209,496 (the 'Termination Fee') plus all reasonable out-of-pocket expenses of Parent or any of its affiliates, if: (i) the Company terminates the Merger Agreement pursuant to its right to accept an alternative takeover proposal; (ii) Parent terminates the Merger Agreement pursuant to its right to terminate if the Company breaches or fails to perform in any material respect any of its representations, warranties or covenants, provided that the breach or failure to perform by the Company giving rise to such right to terminate must be a deliberate breach or failure to perform with the intent of frustrating the consummation of the Merger; (iii) Parent terminates the Merger Agreement pursuant to the withdrawal of the approval of the Board of Directors of the Company of, or such Board's failure to recommend (or reaffirm its recommendation) that the stockholders of the Company approve, the Merger Agreement; (iv) any person makes a takeover proposal that was not withdrawn more than ten days prior to the date of a Company stockholders meeting and thereafter the Merger Agreement is terminated pursuant to Parent's right to terminate if the stockholders of the Company, upon a vote, do not approve the Merger Agreement and the Merger; or (v) any person makes a takeover proposal that was not withdrawn on the date 60 days prior to the October 31, 1998 and the Company's stockholders do not approve the Merger Agreement and the Merger prior to termination of the Merger Agreement.


     The Termination Fee provisions of the Merger Agreement may deter unaffiliated third parties from seeking to acquire the Company at a price per share higher than $20.25. The Special Committee agreed to the insertion of Termination Fee provisions in the Merger Agreement, which are customary in transactions of this type, in order to secure the inclusion of a right of termination by the Company in the Merger Agreement if the Board of Directors of the Company, acting in accordance with its fiduciary duties under applicable law, determines it should withdraw or nullify its approval or recommendation of the Merger or the Merger Agreement in order to accept an acquisition proposal from a third party. See '--Termination.'



     The final amount of the Termination Fee was determined through direct negotiations between representatives of the Special Committee and LFREI, and is significantly lower than the original Termination Fee suggested by LFREI in draft Merger Agreements in March 1998.


     Parent shall reimburse all reasonable out-of-pocket expenses of the Company incurred or paid by or on behalf of the Company in connection with the Merger, the Merger Agreement and the transactions contemplated thereby, upon demand if the Merger Agreement is terminated by the Company pursuant to Parent's or Merger Sub's breach or failure to perform in any material respect of any of its representations, warranties or covenants.

TRANSFER TAXES

     Parent and Merger Sub have agreed to pay any state, local, foreign or provincial sales, use, real property transfer, stock, transfer, stock or similar tax (including any interest or penalties with respect thereto) payable in connection with the consummation of the Merger. The Company has agreed to cooperate with Parent or Merger Sub, as the case may be, in the filing of any returns with respect to such taxes.

HEADQUARTERS

     Parent, Merger Sub and Surviving Corporation have agreed that for three years after the Effective Time of the Merger, the corporate headquarters and principal offices of the Surviving Corporation shall remain in the Louisville, Kentucky, metropolitan area.

CONDITIONS TO CLOSING


     The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions: (i) approval and adoption of the Merger Agreement and the transactions contemplated thereby by the holders of a majority of the outstanding shares of Common Stock at a meeting of stockholders of the Company, (ii) the termination of any applicable waiting period under the Hart-Scott-Rodino Act, and (iii) the absence of a temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger.


     The obligations of Parent and Merger Sub to consummate the Merger are further subject to the satisfaction or waiver of certain conditions including, among others: (i) there shall not exist inaccuracies in the representations and warranties of the Company set forth in the Merger Agreement such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a material adverse effect on the Company or material adverse impact on the ability of the Company to perform its obligations under the Merger Agreement or to consummate the Merger (disregarding for purposes of such determination any exceptions for 'materiality' or 'material adverse effect' contained in such representations and warranties); (ii) the Company's performance in all material respects of all obligations required to be performed by it under the Merger Agreement; (iii) the absence of any suit, action or proceeding by any governmental entity or any other person, or before any court or governmental authority, agency or tribunal, domestic or foreign, that has a reasonable likelihood of success, (A) challenging the acquisition by Parent or Merger Sub of any shares of Common Stock, seeking to restrain or prohibit the consummation of the Merger, or seeking to obtain from the Company, Parent or Merger Sub any damages that are material in relation to the Company and its subsidiaries taken as a whole, (B) seeking to prohibit or limit the ownership or operation by the Company, Parent or any of their respective subsidiaries of any material portion of the business or assets of the Company, Parent or any of their respective subsidiaries, or to compel the Company, Parent or any of their respective subsidiaries to dispose of or hold separate any material portion of the business or assets of the Company, Parent or any of their respective subsidiaries, as a result of the Merger, (C) seeking to impose limitations on the ability of Parent or Merger Sub to acquire or hold, or exercise full rights of ownership of, any shares of Common Stock, (D) seeking to prohibit Parent or any of its subsidiaries from effectively controlling in any material respect the business or operations of the Company or its subsidiaries, or (E) which otherwise having a material adverse effect on the Company; (iv) the completion of all material filings and notifications required to be made to any governmental entity in connection with the Merger; and (v) the receipt of all material consents, approvals, authorizations and permits required to be obtained by the Company and its subsidiaries from any governmental entity at or prior to the Effective Time of the Merger.

     The obligation of the Company to effect the Merger is subject to the following conditions, among others: (i) the performance by Parent and Merger Sub in all material respects of all obligations to be performed by them under the Merger Agreement, (ii) the absence of inaccuracies in the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement, such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a (A) material adverse effect on Parent or (B) material adverse impact on the ability of

Parent or Merger Sub, respectively, to perform their respective obligations under the Merger Agreement or in the case of Parent and Merger Sub, to consummate the Merger (disregarding for purposes of such determination any exceptions for 'materiality' or 'material adverse effect' contained in such representations and warranties), and (iii) the receipt by the Company of a solvency letter from a nationally recognized evaluation firm (in form and substance reasonably satisfactory to the Company) as to the solvency of the Surviving Corporation after the Effective Time of the Merger.


     In the event that the Company waives any of its conditions to consummate the Merger that would have a material adverse effect on the consideration to be received by the stockholders at the Effective Time of the Merger, the Company will resolicit proxies from the holders of Common Stock.


TERMINATION


     The Agreement may be terminated by mutual written consent of Parent, Merger Sub and the Company at any time prior to the Effective Time of the Merger. The Merger Agreement may be terminated by either Parent or the Company: (i) if, upon a stockholder vote, approval and adoption of the majority of the stockholders of the Company of the Merger Agreement and the transactions contemplated thereby shall not have been obtained; (ii) if the Merger is not consummated on or before October 31, 1998, unless the failure to consummate the Merger is the result of a willful and material breach of the Merger Agreement by the party seeking to terminate the Merger Agreement, and provided the period for consummation of the Merger has not been tolled in connection with certain nonfinal orders, decrees, rulings or actions as provided in the Merger Agreement; (iii) if any governmental entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; or (iv) if any condition to the obligation of such party to consummate the Merger set forth in the Merger Agreement becomes incapable of satisfaction prior to October 31, 1998 (provided that the terminating party is not then in willful and material breach of any representation, warranty or covenant).



     The Merger Agreement may be terminated by Parent: (i) if the Company breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the Merger Agreement, which breach or failure to perform would give rise to the failure of certain conditions to the Merger and cannot be or has not been cured within 30 days after the giving of written notice to the Company of such breach (provided that Parent is not then in willful and material breach of any representation, warranty or covenant contained in the Merger Agreement); (ii) if the Board of Directors of the Company or any committee thereof withdraws or modifies in a manner adverse to Parent its approval of recommendation of the Merger Agreement or fails to recommend to the Company's stockholders that they approve and adopt the Merger Agreement and the transactions contemplated thereby, or such Board of Directors resolves to take any of the foregoing actions; or (iii) if the Board of Directors of the Company fails to reaffirm publicly and unconditionally its recommendation to the Company's stockholders that they approve and adopt the Merger Agreement and the transactions contemplated thereby within five business days of Parent's written request to do so (which request may be made at any time following public disclosure of a takeover proposal).



     The Merger Agreement may be terminated by the Company if: (i) either Parent or Merger Sub breaches or fails to perform in any material respect of any of its representations, warranties or covenants contained in the Merger Agreement, which breach or failure to perform would give rise to the failure of certain conditions to the Merger and cannot be or has not been cured within 30 days after the giving of written notice to Parent of such breach (provided that the Company is not then in willful and material breach of any representation, warranty or covenant in the Merger Agreement); or (ii) if, prior to the approval and adoption of the Merger Agreement and the transactions contemplated thereby by the stockholders of the Company, the Board of Directors has received a takeover proposal and determines that the Board of Directors should withdraw or nullify its approval or recommendation of the Merger or the Merger Agreement in order to comply with its fiduciary duty under applicable law, and the Company complies with certain notice and other procedures specified in the Merger Agreement (including payment of the Termination Fee).

AMENDMENT


     The Merger Agreement may be amended by a written instrument signed by Parent, Merger Sub and the Company at any time before or after receipt of approval and adoption of the Merger Agreement and the transactions contemplated thereby by the Company's stockholders; provided, however, that after such approval, no amendment may be made that by law requires further approval by the Company's stockholders without the further approval of such stockholders. Notwithstanding the foregoing, without the written consent of VHLLC, the parties shall not make any amendment to the Merger Agreement that (i) reduces the Merger Consideration or changes the form of the Merger Consideration provided herein,
(ii) changes the number of Retained Shares or the number of shares of Recapitalized Common Stock into which the Retained Shares shall be converted or
(iii) amends certain provisions of the Merger Agreement concerning acceleration and cash-out of the Company Stock Options.


REGULATORY REQUIREMENTS

     The Company's communities are subject to regulation, licensing, certificate of need requirements and permitting by state and local health and social service agencies and other regulatory authorities. The Merger will effect a change in control of the Company that triggers certain notice and/or relicensing requirements in some of the states in which the Company operates. The Company has made all of the required notice filings and license applications in such states and currently has no reason to believe that it will not receive all required permits, consents and licenses required to be received from such state regulatory authorities in a timely fashion that will not materially delay the Effective Time of the Merger.


     The Company and Parent believe that the Merger is exempt from the filing requirements of the Hart-Scott-Rodino Act. Accordingly, except as set forth above and except for the filing of a merger certificate with the Secretary of State of the State of Delaware after approval and adoption of the Merger Agreement and the transactions contemplated thereby, and compliance with federal and state securities laws, the Company is not aware of any federal, state or foreign governmental regulatory requirement necessary to be obtained in connection with the Merger Agreement or the Merger.

                                APPRAISAL RIGHTS

DELAWARE STATUTORY APPRAISAL RIGHTS

     Holders of Voting Shares are entitled to appraisal rights under Section 262 of the DGCL ('Section 262'). A person having a beneficial interest in Voting Shares held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever appraisal rights the beneficial owner may have.

     THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262, WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX E TO THIS PROXY STATEMENT. All references in Section 262 and in this summary to a 'stockholder' are to the record holder of the Voting Shares as to which appraisal rights are asserted.

     Under the DGCL, holders of Voting Shares who do not wish to accept the Merger Consideration provided for in the Merger Agreement and who follow the procedures set forth in Section 262 will be entitled to have their Voting Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the 'fair value' of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court.

     Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, as in the case of the Special Meeting, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that such appraisal rights are available and include in such notice a copy of Section 262. This Proxy Statement shall constitute such notice to the holders of Voting Shares and the applicable statutory provisions of the DGCL are attached to this Proxy Statement as Appendix E. Any stockholder who wishes to exercise such appraisal rights, or who wishes to preserve his or her right to do so, should review the following discussion and Appendix E carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.


     A holder of Voting Shares wishing to exercise his or her appraisal rights must deliver to the Secretary of the Company, before the vote on the Merger Agreement and the transactions contemplated thereby at the Special Meeting, a written demand for appraisal of his or her Voting Shares and must not vote his or her shares of stock in favor of approval and adoption of the Merger Agreement and the transactions contemplated thereby. Because a proxy that does not contain voting instructions will, unless revoked, be voted for approval and adoption of the Merger Agreement and the transactions contemplated thereby, a holder of Voting Shares who votes by proxy and who wishes to exercise his or her appraisal rights must (i) vote against approval and adoption of the Merger Agreement and the transactions contemplated thereby or (ii) abstain from voting on approval and adoption of the Merger Agreement and the transactions contemplated thereby. Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby will constitute a written demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any such proxy or vote. In addition, a holder of Voting Shares wishing to exercise his or her appraisal rights must hold of record such shares on the date the written demand for appraisal is made and must continue to hold such shares until the Effective Time of the Merger.


     Only a holder of record of Voting Shares is entitled to assert appraisal rights for the Voting Shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as his or her name appears on the stock certificates. If the Voting Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Voting Shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Voting Shares as nominee for several beneficial owners may exercise appraisal rights with respect to the Voting Shares held for one or more beneficial owners while not exercising such rights with respect to the Voting Shares held for other beneficial owners; in such case, the written demand should set forth the number of Voting Shares as to which appraisal is sought and when no number of Voting Shares is expressly mentioned the demand will be presumed to cover all Voting Shares held in the name of the record owner. Stockholders who hold their Voting Shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee. All written demands for appraisal should be delivered to J. Timothy Wesley, Secretary of the Company, either in person or by mail (certified mail, return receipt requested, being the recommended form of transmittal) addressed to him at Atria Communities, Inc., 501 South Fourth Avenue, Suite 140, Louisville, Kentucky 40202.



     Within ten days after the Effective Time of the Merger, the Surviving Corporation must send a notice as to the effectiveness of the Merger to each former stockholder of the Company who has made such a written demand for appraisal and who has not voted in favor of approval and adoption of the Merger Agreement and the transactions contemplated thereby. Within 120 days after the Effective Time of the Merger, but not thereafter, the Surviving Corporation, or any stockholder who is entitled to appraisal rights under Section 262 and has complied with the requirements of Section 262, may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Voting Shares. The Surviving Corporation is under no obligation to and has no present intention to file a petition in respect to the appraisal of the fair value of the Voting Shares. Accordingly, it is the obligation of the stockholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262.



     Within 120 days after the Effective Time of the Merger, any stockholder who has complied with the requirements under Section 262 for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Voting Shares with respect to which demands for appraisal have been received and which have not voted in favor of approval and adoption of the Merger Agreement and the transactions contemplated thereby, and the aggregate number of holders of such shares. Such statements must be mailed within ten days after a written request therefor has been received by the Surviving Corporation.


     If a petition for appraisal is duly filed by a holder of Voting Shares and a copy thereof is delivered to the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all holders of Voting Shares who have demanded appraisal of their shares.

     After notice to such holders of Voting Shares, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition to determine those holders of Voting Shares who have complied with Section 262 and who have become entitled to appraisal rights under that section. The Delaware Court of Chancery may require the holders of Voting Shares who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for a notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder.


     After determining the stockholders entitled to an appraisal, the Delaware Court of Chancery will appraise the 'fair value' of their Voting Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their Voting Shares as determined under Section 262 could be more than, the same as or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Voting Shares and that investment banking opinions as to fairness from a financial point of view are not opinions as to fair value under Section 262. The Delaware Supreme Court has stated that 'proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court' should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. The Delaware Court of Chancery also will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Voting Shares have been appraised. The costs of the action may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable. The Delaware Court of Chancery also may order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the Voting Shares entitled to appraisal.

     Any holder of shares who has duly demanded an appraisal in compliance with
Section 262 will not be entitled, after the Effective Time of the Merger, to vote the Voting Shares subject to the appraisal demand for any purpose or be entitled to the payment of dividends or other distributions on those shares (except dividends or other distributions, other than the Merger Consideration, payable to holders of record of Voting Shares as of a date prior to the Effective Time of the Merger).

     If any stockholder who demands appraisal of his Voting Shares under Section 262 fails to perfect, or effectively withdraws or loses, his or her right to appraisal as provided in the DGCL, the Voting Shares of such stockholder will be converted into the right to receive the Merger Consideration in accordance with the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw, his or her right to appraisal if he or she votes for approval and adoption of the Merger Agreement (or submits a proxy without voting instructions) or if no petition for appraisal is filed within 120 days after the Effective Time of the Merger or if the stockholder delivers to the Company (or, after the Effective Time, to the Surviving Corporation) a written withdrawal of his or her demand for appraisal and an acceptance of the Merger, except that any such attempt to withdraw made more than 60 days after the Effective Time of the Merger will require the written approval of the Surviving Corporation.


     FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DGCL FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.


     IN VIEW OF THE COMPLEXITIES OF SECTION 262 OF THE DGCL, THE MATERIAL PROVISIONS OF WHICH ARE BRIEFLY SUMMARIZED ABOVE, STOCKHOLDERS OF THE COMPANY WHO CONSIDER PURSUING APPRAISAL RIGHTS ARE URGED TO CONSULT WITH LEGAL COUNSEL. THE ABOVE SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTION 262 OF THE DGCL, INCLUDED AS APPENDIX E TO THIS PROXY STATEMENT.

                         SOURCE OF FUNDS FOR THE MERGER

FINANCING OF THE TRANSACTION

     The total amount of funds required to consummate the transactions contemplated by the Merger Agreement and to pay related fees and expenses is estimated to be approximately $624.0 million, consisting of (i) approximately $460.3 million to pay the Aggregate Merger Consideration and to cash-out outstanding Company Stock Options, (ii) approximately $143.8 million to repurchase the Convertible Sub Notes following the Merger as described under 'THE MERGER AGREEMENT--Convertible Subordinated Notes,' and (iii) approximately $19.9 million in legal, accounting and other fees and expenses payable by the Company, Parent and Merger Sub (which are described in more detail below under '--Fees and Expenses').

     Parent and Merger Sub have advised the Company that they expect to obtain such funds from the following sources: (i) approximately $185.0 million will be provided to the Surviving Corporation as an equity contribution from Parent, which will obtain such funds from the Fund (which in turn will obtain such funds from capital contributions from its partners); and (ii) approximately $439.0 million will be provided to the Surviving Corporation from the proceeds of debt financing by the Surviving Corporation. As of the date hereof, the Fund is in discussion with several lenders with respect to such debt financing. However, the Fund has not entered into any agreement with any such lenders and the actual amount of funds that will be provided by equity financing and debt financing will depend on prevailing interest rates and other financial and market conditions. The Merger is not subject to a financing condition.

FEES AND EXPENSES

     The Merger Agreement provides that all costs and expenses incurred in connection with the Merger Agreement and the Merger will be paid by the party incurring such expenses except as described under the heading 'THE MERGER AGREEMENT--Fees and Expenses.' Estimated fees and expenses to be incurred by the Company, Parent and Merger Sub in connection with the Merger are as follows:

Financing and commitment costs...........................................................   $ 5,300,000
Legal, accounting and professional fees..................................................     4,500,000
Financial advisory fees..................................................................     9,000,000
Filing fees..............................................................................       100,000
Printing and mailing costs...............................................................       500,000
Miscellaneous............................................................................       500,000
                                                                                            -----------
Total....................................................................................   $19,900,000
                                                                                            -----------
                                                                                            -----------

     The fees and expenses described above do not include an estimated aggregate of $50,000 in legal, accounting and other fees and expenses payable by Vencor.

     For a discussion of BT Alex. Brown's financial advisory fees, see 'SPECIAL FACTORS--Opinion of the Company's and the Special Committee's Financial Advisor.'

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma consolidated financial statements (the 'Pro Forma Financial Statements') have been derived by the application of pro forma adjustments to the Company's historical consolidated financial statements incorporated by reference in this Proxy Statement. The pro forma consolidated statements of operations for the three months ended March 31, 1998 and for the 12 months ended December 31, 1997, give effect to the Merger as if such transaction was consummated as of January 1, 1997. The pro forma consolidated balance sheet gives effect to the Merger as if such transaction had occurred as of March 31, 1998. The adjustments are described in the accompanying notes. The Pro Forma Financial Statements should not be considered indicative of actual results that would have been achieved had the Merger been consummated on the date or for the periods indicated and do not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The Pro Forma Financial Statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto incorporated by reference in this Proxy Statement.

     The pro forma adjustments were applied to the respective historical consolidated financial statements to reflect and account for the Merger as a recapitalization. Accordingly, the historical basis of the Company's assets and liabilities has not been impacted by the Merger.

     For purposes of preparing the Pro Forma Financial Statements, financing certain assumptions have been made regarding an acquisition financing facility of the Surviving Corporation (the 'Acquisition Facility'), including a financing fee with respect to such facility of $1.0 million, an annual interest rate of 8.5% and a term of three months or less. Parent anticipates replacing the Acquisition Facility with a permanent financing structure (the 'Permanent Financing') some time after the close of the Merger which may or may not resemble the terms of the Acquisition Facility. However, Parent has assumed that the Permanent Financing will bear interest at 8.5% over its term for purposes of these Pro Forma Financial Statements.

                            ATRIA COMMUNITIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        HISTORICAL         PRO FORMA
                                                                      MARCH 31, 1998     ADJUSTMENTS(A)    PRO FORMA
                                                                     -----------------   --------------    ---------
                              ASSETS
Current assets:
  Cash and cash equivalents........................................      $  76,508         $   (3,294)(k)  $  73,214
  Short-term investments...........................................         68,707            --              68,707
  Resident accounts receivable less allowance for loss of $216.....          1,132            --               1,132
  Nursing center accounts receivable...............................          1,070            --               1,070
  Income taxes.....................................................          1,312            --               1,312
  Other............................................................          6,523            --               6,523
                                                                     -----------------   --------------    ---------
     Total current assets..........................................        155,252             (3,294)       151,958
Property and equipment, net........................................        293,304            --             293,304
Intangible assets less accumulated amortization of $2,713
  (historical).....................................................         13,912             (5,420)(j)     13,792
                                                                                                5,300(d)      --
Notes receivable...................................................         10,275            --              10,275
Other..............................................................         10,966            --              10,966
                                                                     -----------------   --------------    ---------
     Total assets..................................................      $ 483,709         $   (3,414)     $ 480,295
                                                                     -----------------   --------------    ---------
                                                                     -----------------   --------------    ---------
          LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable.................................................      $   4,925         $  --           $   4,925
  Salaries, wages and other compensation...........................          1,646            --               1,646
  Accrued interest.................................................          4,351             (3,294)(k)      1,057
  Other accrued liabilities........................................          5,084            --               5,084
  Long-term debt due within one year...............................            994            --                 994(g)
                                                                     -----------------   --------------    ---------
     Total current liabilities.....................................         17,000             (3,294)        13,706
Long-term debt.....................................................        259,082           (143,750)(e)    115,332(g)
Acquisition Facility...............................................       --                  438,993(a)     438,993
Deferred credits and other liabilities.............................         12,055            --              12,055
                                                                     -----------------   --------------    ---------
     Total liabilities.............................................        288,137            291,949        580,086
                                                                     -----------------   --------------    ---------
Shareholders' equity:
  Common stock, $0.10 par value; authorized 50,000 shares; 23,381 issued and outstanding (historical) and 10,370 issued and
     outstanding (pro forma).......................................          2,338             (2,215)(f)      1,037
                                                                                                  914(h)
  Capital in excess of par value...................................        181,776           (181,776)(i)    184,086
                                                                                              184,086(h)
  Retained earnings (deficit)......................................         11,458           (276,352)(f)   (284,914)
                                                                                              (14,600)(c)
                                                                                               (5,420)(j)
                                                                     -----------------   --------------    ---------
     Total shareholders' equity (deficit)..........................        195,572           (295,363)       (99,791)
                                                                     -----------------   --------------    ---------
     Total liabilities and shareholders' equity (deficit)..........      $ 483,709         $   (3,414)     $ 480,295
                                                                     -----------------   --------------    ---------
                                                                     -----------------   --------------    ---------
                  BOOK VALUE PER SHARE (DEFICIT)
Book value (deficit) per share.....................................      $    8.36                         $   (9.62)
                                                                     -----------------                     ---------
                                                                     -----------------                     ---------

   The accompanying notes are an integral part of this pro forma consolidated balance sheet.
                                       50

            UNAUDITED NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

     The pro forma consolidated balance sheet has been derived by the application of pro forma adjustments to the Company's historical consolidated balance sheet at March 31, 1998. The Merger will be accounted for as a recapitalization which will have no impact on the historical basis of assets and liabilities. The pro forma consolidated balance sheet assumes that there are no dissenting stockholders to the Merger.

 a. The Merger Agreement provides for, among other things, the merger of Merger Sub, a wholly owned subsidiary of Parent, with and into the Company, with the Company continuing as the Surviving Corporation. Merger Sub was formed solely for the purpose of consummating the Merger and carrying out related transactions and has not been engaged in any other transactions other than those associated with the consummation of the Merger. It is expected that Parent, which is an indirect wholly owned subsidiary of the Fund, will receive a capital contribution of $185.0 million by the Fund. Parent in turn will make an equity contribution to Merger Sub of $185.0 million for the purpose of effecting the Merger.


   At the Effective Time of the Merger, each share of the Common Stock, other than (i) those shares held by the Company (with respect to treasury stock), Parent or their respective subsidiaries, (ii) those shares held by stockholders of the Company who perfect their appraisal rights under the DGCL, and (iii) the Retained Shares held by VHLLC, will be converted into the right to receive $20.25 per share in cash. Also at the Effective Time of the Merger, (a) each outstanding share of Common Stock held by the Company (as treasury stock) and Parent or Merger Sub will be canceled without consideration, (b) each of the Retained Shares held by VHLLC will be converted into and become one share of Recapitalized Common Stock, and (c) each of the 1,000 outstanding shares of Merger Sub common stock held by the Parent (representing all shares of capital stock of Merger Sub outstanding) will be converted into 9,135.802 shares of the Recapitalized Common Stock. At the Effective Time of the Merger, Parent will own approximately 88.1% of the outstanding shares of Recapitalized Common Stock and VHLLC will retain approximately 11.9% of the outstanding shares of Recapitalized Common Stock.


   Also in connection with the Merger, the Company expects to enter into a Supplemental Indenture with the Trustee that will become effective at the Effective Time of the Merger and provide that each of the Company's Convertible Sub Notes will cease to be convertible into shares of Common Stock but will be convertible solely into an amount of cash, without interest, equal to the product of (x) the number of shares of Common Stock into which such Convertible Sub Note was convertible immediately prior to the Effective Time of the Merger and (y) $20.25. The Indenture governing the Convertible Sub Notes provides that if a change of control of the Company occurs, each holder of Convertible Sub Notes shall have the right to require the Company to repurchase all of such holder's Convertible Sub Notes for cash at a price equal to 100% of the principal amount together with accrued and unpaid interest. The Company expects that substantially all Convertible Sub Note holders will exercise their rights to require the Company to repurchase all outstanding Convertible Sub Notes after the Effective Time of the Merger, although there can be no assurance that any holder of the Convertible Sub Notes will exercise such rights.

   Parent has informed the Company that it currently expects that the portion of the Merger Consideration that will be funded by an equity contribution from Parent will be approximately $185.0 million, for which Parent will receive 9,135,802 shares of Recapitalized Common Stock at $20.25 per share in the Merger. Pursuant to the Merger Agreement, Parent may elect, by written notice to the Company and Vencor at any time prior to ten calendar days prior to the Special Meeting, to increase the aggregate number of shares of Recapitalized Common Stock into which the capital stock of Merger Sub will be converted upon consummation of the Merger up to 11,111,111; provided, however, that, regardless of the number of shares of Recapitalized Common Stock to be received by Parent in the Merger, the portion of the Merger Consideration that is funded by an equity contribution from Parent shall be $20.25 per share of Recapitalized Common Stock to be received by Parent in the Merger. In the event that Parent elects to increase its equity contribution up to $225.0 million and receive 11,111,111 shares of Recapitalized Common Stock, after the Effective Time of the Merger, Parent will own approximately 90% of the outstanding shares of Recapitalization Common Stock, and VHLLC will own approximately 10% of the outstanding shares of Recapitalized Common Stock.

   The Merger provides and utilizes the following sources and uses of funds (in thousands, except share amounts):


SOURCE OF FUNDS
Acquisition Facility at 8.5% and due within three months after issuance.................  $      438,993
Equity contribution from Parent.........................................................         185,000
                                                                                          --------------
Total Sources...........................................................................  $      623,993
                                                                                          --------------
                                                                                          --------------
USES OF FUNDS
Payment for historical Common Stock, $.10 par value per share, for $20.25 per share (See
  Footnote (b) below)...................................................................  $      448,543
Payment for outstanding Company Stock Options (See Footnote (b) below)..................          11,800
Repurchase of Convertible Sub Notes at their face value.................................         143,750
Deferred financing fees:
  Acquisition Facility..................................................................           1,000
  Permanent Financing...................................................................           4,300
Estimated transaction costs.............................................................          14,600
                                                                                          --------------
Total uses..............................................................................  $      623,993
                                                                                          --------------
                                                                                          --------------


 b. The amount associated with the repurchase of the Common Stock is calculated as follows:


     Total shares outstanding...........................................................      23,384,862
     Less Retained Shares held by VHLLC.................................................      (1,234,568)
                                                                                          --------------
                                                                                              22,150,294

     Cash purchase price per share......................................................  $        20.25
                                                                                          --------------
     Total..............................................................................  $  448,543,454
                                                                                          --------------
                                                                                          --------------
     Holders of Company Stock Options (excluding the Rollover Options) will receive the excess of $20.25 over the exercise price of the Company Stock Options multiplied by the total number of shares of
     Common Stock subject to such options. The total cash consideration to be paid to holders of the
     Company Stock Options will be approximately $11.8 million.


 c. Estimated costs associated with the Merger are detailed below (in thousands):

Financial advisory fees.................................................................  $        9,000
Legal and accounting fees...............................................................           4,500
Other...................................................................................           1,100
                                                                                          --------------
                                                                                          $       14,600
                                                                                          --------------
                                                                                          --------------

 d. To reflect the estimated financing fees associated with the Acquisition Facility and Permanent Financing.

 e. Reflects the repurchase of the Convertible Sub Notes at their face value of $143,750,000.

 f. To reflect the Company's payment for 22,732,988 shares of Common Stock at $20.25 in accordance with the Merger Agreement (in thousands):

Payment for Common Stock (including consideration for Company Stock Options)............  $      460,343
Book value at March 31, 1998............................................................         175,705
                                                                                          --------------
Repurchase price premium................................................................  $      284,638
                                                                                          --------------
                                                                                          --------------

  The repurchase price premium is charged to capital in excess of par value and retained deficit as follows (in thousands):

Capital in excess of par value..........................................................  $        8,286
Retained deficit........................................................................         276,352
                                                                                          --------------
                                                                                          $      284,638
                                                                                          --------------
                                                                                          --------------

 g. Historical long term debt at March 31, 1998 remaining after the expected repurchase of the Convertible Sub Notes is made up of the following (in thousands):

Industrial revenue bonds................................................................  $       61,290
Non-interest bearing resident mortgage bonds............................................          33,492
Mortgage notes payable..................................................................          15,367
Other...................................................................................           6,177
Less current portion....................................................................            (994)
                                                                                          --------------
                                                                                          $      115,332
                                                                                          --------------
                                                                                          --------------

 h. Parent will make an equity contribution to Merger Sub in the amount of $185.0 million and will receive 9,135,802 shares of Recapitalized Common Stock (See Footnote (a) above).

 i. To reflect the elimination of capital in excess of par value associated with the shares of Common Stock purchased ($173,490,000) and the portion of the shares of Common Stock repurchase price premium charged to capital in excess of par value ($8,286,000).

 j. To reflect the write-off of $5.4 million of deferred financing costs associated with the repurchase of the Convertible Sub Notes and the termination of the bank credit facility.

 k. To reflect the payment of accrued interest associated with the repurchase of the Convertible Sub Notes.

                            ATRIA COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1998
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            PRO FORMA
                                                                             HISTORICAL    ADJUSTMENTS    PRO FORMA(A)
                                                                             ----------    -----------    ------------
Revenues..................................................................    $ 25,448      $  -            $ 25,448
                                                                             ----------    -----------    ------------
Operating expenses:
  Salaries, wages and benefits............................................      11,024         -              11,024
  Supplies................................................................       2,436         -               2,436
  Rent....................................................................         766         -                 766
  Depreciation and amortization...........................................       2,618           (216)(g)      2,251
                                                                                                 (151)(h)
  Other operating expenses................................................       4,514         -               4,514
                                                                             ----------    -----------    ------------
Total operating expenses..................................................      21,358           (367)        20,991
                                                                             ----------    -----------    ------------
Operating income..........................................................       4,090            367          4,457
Interest expense..........................................................       2,268          9,483(b)       9,954
                                                                                               (1,797)(f)
Investment income.........................................................      (2,279)        -              (2,279)
                                                                             ----------    -----------    ------------
Income (loss) before income taxes.........................................       4,101         (7,319)        (3,218)
  Provision for income taxes..............................................       1,534         (1,534)(e)     -
                                                                             ----------    -----------    ------------
Net income (loss).........................................................    $  2,567      $  (5,785)      $ (3,218)
                                                                             ----------    -----------    ------------
                                                                             ----------    -----------    ------------

Earnings per common share:
  Basic:
     Net income (loss)....................................................    $   0.11                      $  (0.31)
                                                                             ----------                   ------------
                                                                             ----------                   ------------
  Diluted:
     Net income (loss)....................................................    $   0.11                      $  (0.31)
                                                                             ----------                   ------------
                                                                             ----------                   ------------
Shares used in computing earnings per common share:
  Basic...................................................................      23,378         10,370(d)      10,370
                                                                                              (23,378)(c)
  Diluted.................................................................      23,934         10,370(d)      10,370
                                                                                              (23,934)(c)
Ratio of earnings to fixed charges........................................        1.88x                          .63x

  The accompanying notes are an integral part of these pro forma statements of operations.

                            ATRIA COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                            PRO FORMA
                                                                             HISTORICAL    ADJUSTMENTS    PRO FORMA(A)
                                                                             ----------    -----------    ------------
Revenues..................................................................    $ 68,878      $  -            $ 68,878
                                                                             ----------    -----------    ------------
Operating expenses:
  Salaries, wages and benefits............................................      28,152         -              28,152
  Supplies................................................................       6,332         -               6,332
  Rent....................................................................         615         -                 615
  Depreciation and amortization...........................................       7,399           (194)(g)      6,615
                                                                                                 (590)(h)
  Other operating expenses................................................      13,752         -              13,752
                                                                             ----------    -----------    ------------
Total operating expenses..................................................      56,250           (784)        55,466
                                                                             ----------    -----------    ------------
Operating income..........................................................      12,628            784         13,412
Interest expense..........................................................       5,409         38,929(b)      42,841
                                                                                               (1,497)(f)
Investment income.........................................................      (4,579)        -              (4,579)
                                                                             ----------    -----------    ------------
Income (loss) before income taxes and extraordinary loss..................      11,798        (36,648)       (24,850)
Provision for income taxes................................................       4,413         (4,413)(e)     -
                                                                             ----------    -----------    ------------
Income (loss) before extraordinary loss...................................       7,385        (32,235)       (24,850)
Extraordinary loss on extinguishment of debt, net of income tax benefit of
  $134 in 1997............................................................        (199)        -                (199)
                                                                             ----------    -----------    ------------
Net income (loss).........................................................    $  7,186      $ (32,235)      $(25,049)
                                                                             ----------    -----------    ------------
                                                                             ----------    -----------    ------------
Earnings per common share:
  Basic:
     Income (loss) before extraordinary loss..............................    $   0.37                      $  (2.40)
     Extraordinary loss on extinguishment of debt.........................       (0.01)                        (0.02)
                                                                             ----------                   ------------
       Net income (loss)..................................................    $   0.36                      $  (2.42)
                                                                             ----------                   ------------
                                                                             ----------                   ------------
  Diluted:
     Income (loss) before extraordinary loss..............................    $   0.37                      $  (2.40)
     Extraordinary loss on extinguishment of debt.........................       (0.01)                        (0.02)
                                                                             ----------                   ------------
       Net income (loss)..................................................    $   0.36                      $  (2.42)
                                                                             ----------                   ------------
                                                                             ----------                   ------------
Shares used in computing earnings per common share:
  Basic...................................................................      19,720         10,370(d)      10,370
                                                                                              (19,720)(c)
  Diluted.................................................................      20,054         10,370(d)      10,370
                                                                                              (20,054)(c)
Ratio of earnings to fixed charges........................................        2.34x                          .41x


  The accompanying notes are an integral part of these pro forma statements of operations.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

     The unaudited pro forma consolidated statements of operations have been derived by the application of pro forma adjustments to the Company's historical consolidated financial statements for the periods noted. It is expected that the Merger will be accounted for as a recapitalization, which will have no impact on the historical basis of assets and liabilities. The pro forma consolidated statements of operations assumes that there are no dissenting stockholders to the Merger.

     a. The pro forma adjustments exclude the $14.6 million of estimated Merger transaction fees and expenses to be incurred in connection with the Merger and the write-off of $5.4 million of deferred financing costs associated with the repurchase of the Convertible Sub Notes and the termination of the Company's bank credit facility. Such amounts represent non-recurring expenses which the Company anticipates will be reflected in the consolidated statement of operations for the period including the Merger.

     b. The pro forma adjustment to interest expense reflects the following:

                                                                                       THREE
                                                            FISCAL YEAR ENDED       MONTHS ENDED
                                                            -----------------      --------------
                                                            DECEMBER 31, 1997      MARCH 31, 1998
                                                            -----------------      --------------
                                                                       (IN THOUSANDS)
Interest expense on Acquisition Facility at 8.5%.........        $ 9,329               $--
Interest expense on Permanent Financing at 8.5%..........         27,986                9,329
Amortization of deferred financing fees:
  Acquisition Facility...................................          1,000               --
  Permanent Financing (seven years)......................            614                  154
                                                            -----------------         -------
     Total adjustment....................................        $38,929               $9,483
                                                            -----------------         -------
                                                            -----------------         -------

     c. Reflects the elimination of the historical weighted average shares of Common Stock outstanding.

     d. Reflects the new shares of Recapitalized Common Stock to be issued as a result of the Merger.

     e. Reflects the elimination of the historical income tax provision. No income tax benefit is given to the pro forma loss due to the highly leveraged nature of the Merger.

     f. Reflects the elimination of the historical interest expense associated with the Convertible Sub Notes.

     g. Reflects the elimination of the historical deferred financing amortization expense associated with the Convertible Sub Notes.

     h. Reflects the elimination of the historical deferred financing amortization expense associated with the Company's bank credit facility.

            SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY

     The following table sets forth selected consolidated financial and statistical data of the Company as of and for each of the prior five fiscal years in the period ended December 31, 1997 that has been derived, with respect to data prior to the initial public offering of the Common Stock ('IPO'), from the consolidated financial statements of Vencor, and is presented as if the Company had been operated as a separate entity prior to the IPO. The financial statements for the Company for the years ended December 31, 1993, 1994, 1995, 1996 and 1997 have been audited by Ernst & Young LLP, independent auditors. The selected consolidated financial and statistical data for the three months ended March 31, 1997 and 1998 were derived from the unaudited consolidated financial statements of the Company and include all adjustments which management considers necessary for a fair presentation of financial position and results of operations. The following financial and statistical data should be read in conjunction with 'MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS' and the Consolidated Financial Statements and related Notes contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998, which are incorporated herein by reference. See 'INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.'


                                                    QUARTERS ENDED
                                                      MARCH 31,
                                                     (UNAUDITED)                     YEARS ENDING DECEMBER 31,
                                                  ------------------    ----------------------------------------------------
                                                   1998       1997        1997       1996       1995       1994       1993
                                                  -------    -------    --------    -------    -------    -------    -------
                                                           (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND STATISTICS)
Operations:
  Revenues.....................................   $25,448(e) $14,217    $ 68,878(f) $51,846    $47,976(g) $39,758    $35,870
                                                  -------    -------    --------    -------    -------    -------    -------
  Salaries, wages and benefits.................    11,024      5,660      28,152     19,861     17,455     14,638     14,735
  Supplies.....................................     2,436      1,290       6,332      5,024      4,860      4,023      4,360
  Rent.........................................       766         39         615        353        383        333        351
  Depreciation and amortization................     2,618      1,388       7,399      5,060      5,113      4,541      4,503
  Non-recurring transactions...................        --         --          --      1,050(h)     600(i)  (1,675)(j)    (266)(k)
  Other operating expenses.....................     4,514      2,786      13,752     10,594      9,465      8,347      8,031
                                                  -------    -------    --------    -------    -------    -------    -------
                                                   21,358     11,163      56,250     41,942     37,876     30,207     31,714
                                                  -------    -------    --------    -------    -------    -------    -------
  Operating income.............................     4,090      3,054      12,628      9,904     10,100      9,551      4,156
  Interest expense.............................     2,268      1,182       5,409      4,287      4,322      3,538      3,499
  Investment income............................    (2,279)      (753)     (4,579)    (1,439)      (147)      (330)      (346)
                                                  -------    -------    --------    -------    -------    -------    -------
  Income before income taxes and extraordinary
    loss.......................................     4,101      2,625      11,798      7,056      5,925      6,343      1,003
  Provision for income taxes...................     1,534      1,047       4,413      2,787      2,341      2,506        396
                                                  -------    -------    --------    -------    -------    -------    -------
  Income before extraordinary loss.............     2,567      1,578       7,385      4,269      3,584      3,837        607
  Extraordinary loss on extinguishment of debt,
    net of income tax benefit..................        --         --        (199)        --       (146)        --       (103)
                                                  -------    -------    --------    -------    -------    -------    -------
  Net income...................................   $ 2,567    $ 1,578    $  7,186    $ 4,269    $ 3,438    $ 3,837    $   504
                                                  -------    -------    --------    -------    -------    -------    -------
                                                  -------    -------    --------    -------    -------    -------    -------
  Earnings per common share (a):
  Basic:
    Income before extraordinary loss...........   $  0.11    $  0.10    $   0.37    $  0.35    $  0.36
    Extraordinary loss on extinguishment of
      debt.....................................        --         --       (0.01)        --      (0.02)
                                                  -------    -------    --------    -------    -------
    Net income.................................   $  0.11    $  0.10    $   0.36    $  0.35    $  0.34
                                                  -------    -------    --------    -------    -------
                                                  -------    -------    --------    -------    -------
  Diluted:
    Income before extraordinary loss...........   $  0.11    $  0.10    $   0.37    $  0.35    $  0.36
    Extraordinary loss on extinguishment of
      debt.....................................        --         --       (0.01)        --      (0.02)
                                                  -------    -------    --------    -------    -------
    Net income.................................   $  0.11    $  0.10    $   0.36    $  0.35    $  0.34
                                                  -------    -------    --------    -------    -------
                                                  -------    -------    --------    -------    -------
  Shares used in computing earnings per common
    share:
    Basic......................................    23,378     15,830      19,720     12,140     10,095
    Diluted....................................    23,934     15,987      20,054     12,226     10,095
  Ratio of earnings to fixed charges(b):.......       1.9        2.7         2.3        2.5        2.3        2.7        1.3
Statistical Data:
  Average occupancy(c).........................     83.8%      94.6%       89.5%      96.1%      94.5%      93.8%      90.8%
  Number of communities(d):
    Owned and leased...........................        51(l)      23          39         19         20         19         19
    Managed....................................         2          2           2          2          2          2          2
                                                  -------    -------    --------    -------    -------    -------    -------
    Total......................................        53         25          41         21         22         21         21
                                                  -------    -------    --------    -------    -------    -------    -------
                                                  -------    -------    --------    -------    -------    -------    -------
  Number of units(d):
    Owned and leased...........................     4,827(l)   2,807       3,791      2,523      2,603      2,531      2,574
    Managed....................................       420        419         379        419        419        419        419
                                                  -------    -------    --------    -------    -------    -------    -------
    Total......................................     5,247      3,226       4,170      2,942      3,022      2,950      2,993
                                                  -------    -------    --------    -------    -------    -------    -------
                                                  -------    -------    --------    -------    -------    -------    -------
Balance Sheet Data:
  Cash and cash equivalents....................   $76,508    $50,004    $152,724    $65,238    $ 2,819    $ 1,497    $ 1,695
  Assets.......................................   483,709    217,099     475,463    209,782    140,917    133,016    137,308
  Long-term debt, including amounts due within
    one year...................................   260,076    113,642     256,847    110,032    105,350     91,193     91,744
  Stockholders' equity.........................   195,572     90,626     192,839     88,946     28,447     31,835     34,959
  Book value per share.........................      8.37       5.72        9.78       7.33


                                                        (Footnotes on next page)

(Footnotes from previous page)

------------------
(a) Share and per share amounts for periods prior to the IPO are presented on a pro forma basis.

(b) The ratio of fixed earnings to fixed charges is calculated by dividing income before income taxes and extraordinary loss plus fixed charges (excluding capitalized interest) by fixed charges (including capitalized interest). Fixed charges consist of interest expense, including amortization of financing costs, and that portion of rental expense deemed to be representative of the interest component of rental expense less any applicable sublease income.


(c) Average occupancy is calculated on a daily basis by dividing the number of occupied units by the total number of available units.


(d)  At end of period.


(e) Increase in revenue is principally due to acquisitions, including American Elderserve, ($7.2 million) and newly constructed facilities ($1,588,000).


(f) Increase in revenue is due to the acquisition of American Elderserve ($6,921,000) and newly constructed facilities ($1,980,000) as well as price increases.


(g) Increase in revenues is principally due to the Company purchasing controlling interest in two entities and completion of newly constructed facilities.


(h) Settlement of certain litigation which reduced pre-tax income by $1,050,000.


(i)  Relates to a write-down associated with certain undeveloped property.


(j) Includes settlement of certain litigation which increased pre-tax income by approximately $1.3 million and a gain on sale of property aggregating $425,000.


(k) Settlement of certain litigation which increased pre-tax income by $266,000.


(l)  Includes two nursing centers with 332 beds.

                       MARKET PRICES FOR THE COMMON STOCK

     The Common Stock is listed and traded on the Nasdaq National Market System under the symbol 'ATRC.' The following table sets forth the high and low sales prices per share of Common Stock, as reported by the Nasdaq National Market System for the fiscal periods indicated:


                                                                               HIGH      LOW
                                                                              ------    ------
Year ended December 31, 1996:
  Third Quarter*...........................................................   $13.50    $10.00
  Fourth Quarter...........................................................    14.50      9.25
Year ended December 31, 1997:
  First Quarter............................................................    13.75      9.88
  Second Quarter...........................................................    15.50     10.25
  Third Quarter............................................................    19.50     14.25
  Fourth Quarter...........................................................    19.00     15.13
Year ending December 31, 1998:
  First Quarter............................................................    22.00     16.00
  Second Quarter ..........................................................    19.94     17.06
  Third Quarter (through July   )..........................................    17.44     16.63
                                                                              ------    ------


------------------

     * The Common Stock commenced trading on August 20, 1996.

     On January 30, 1998, the trading date before the public announcement that Vencor was seeking a strategic investor to purchase all of the 10,000,000 shares of Common Stock beneficially owned by Vencor, the high and low sales prices per share for the Common Stock were $18.13 and $17.75, respectively.

     On February 24, 1998, the trading day before the public announcement that the Company had received several informal proposals regarding a possible business combination, the high and low sales prices per share of Common Stock were $20.88 and $20.13, respectively.

     On April 17, 1998, the trading day before the public announcement of the agreement in principle as to the Merger price of $20.25 per share, the high and low sales prices per share for the Common Stock were $19.75 and $19.13, respectively.


     On July   , 1998, the most recent practicable date before the printing of this Proxy Statement the high and low sales prices per share for the Common
Stock were $      and $      , respectively, and              shares of Common
Stock were issued and outstanding among       record holders.


HOLDERS OF COMMON STOCK ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE COMMON STOCK.

                                   DIVIDENDS

     The Company has never paid regular cash dividends on the Common Stock, and the current Board of Directors plans to continue this policy, retaining future earnings to support growth and expansion of the Company's business. The Company's credit facility prohibits the Company from paying cash dividends.

                CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC

VENCOR


     Vencor, Inc., a Delaware corporation ('Vencor'), is the owner of all of the issued and outstanding capital stock of Vencor Operating, Inc., a Delaware corporation ('Vencor Operating'). Vencor Operating is the owner of the entire interest in VHLLC. Vencor is a successor to the operations of Ventas, Inc., a Delaware corporation ('Ventas'), pursuant to the terms of a reorganization consummated on April 30, 1998 (the 'Reorganization Date'). Prior to the Reorganization Date, the corporate name of Ventas was 'Vencor, Inc.' and all of the current operations of Vencor and its subsidiaries were conducted by Ventas and its subsidiaries. All references in this Proxy Statement to 'Vencor' with respect to any time period prior to the Reorganization Date shall be deemed to refer to Ventas, unless the context requires otherwise. On the Reorganization Date, the rights and obligations of Ventas under the Support Agreement executed as of April 19, 1998, were assigned to Vencor, which immediately assigned those rights to Vencor Operating. In turn, Vencor Operating immediately assigned its right under the Support Agreement to VHLLC.



     Vencor is one of the largest providers of long-term health care services in the United States. At March 31, 1998, Vencor's operations included 62 long-term acute care hospitals containing 5,313 licensed beds, 305 nursing centers containing 39,960 licensed beds, and the Vencare contract services business which provides respiratory and rehabilitation therapies and medical and pharmacy management services to approximately 2,900 healthcare facilities. Healthcare services provided through this network include long-term hospital care, nursing care, contract respiratory therapy services, subacute and post-operative care, in-patient and out-patient rehabilitation therapy, specialized care for Alzheimer's disease and pharmacy services. As of the date of this Proxy Statement, the directors and executive officers of Vencor are as set forth under 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION--Information Concerning Directors and Executive Officers of Vencor and VHLLC.' The directors of Vencor have approved the transactions described in the Merger Agreement.


VHLLC

     Vencor Holdings, L.L.C., an indirect wholly owned subsidiary of Vencor ('VHLLC'), is a Delaware limited liability company that does not engage in any business activities other than holding securities in other entities, including the Company. As of the date of this Proxy Statement, the directors and executive officers of VHLLC are as set forth under 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION--Information Concerning Directors and Executive Officers of Vencor and VHLLC.'

GENERAL

     The business address of Vencor and VHLLC is 3300 Aegon Center, 400 West Market Street, Louisville, Kentucky 40202. The telephone number of Vencor and VHLLC is (502) 596-7300.

CERTAIN TRANSACTIONS

     In May 1996, the Company was incorporated as a wholly owned subsidiary of Vencor. In connection with the Company's initial public offering on August 20, 1996 (the 'IPO'), the Company and Vencor entered into the following agreements to provide for the transition of the Company from a wholly owned subsidiary of Vencor to a separate company. Except for the contracts that otherwise expired or terminated prior to the Reorganization Date, all of the following contracts were assigned to Vencor Operating as of the Reorganization Date.

     Incorporation Agreement. Prior to the completion of the IPO, Vencor transferred to the Company, or caused its respective subsidiaries or affiliates to transfer to the Company, their respective interests in various communities pursuant to the terms of an Incorporation Agreement. The Company assumed all the communities' liabilities in accordance with the Incorporation Agreement. Except as expressly set forth in the Incorporation Agreement, no party made any representation or warranty as to the assets, businesses or liabilities transferred or assumed as part of the separation, as to any consents or approvals required in connection therewith, as to the value or freedom from counterclaim with respect to any claim of any party, or as to the legal sufficiency of any assignment, document or instrument delivered to convey title to any asset transferred. Except as expressly set forth in the Incorporation Agreement, all assets were transferred on an 'as is,' 'where is' basis, and the Company agreed to bear the economic and legal risks that the conveyance was insufficient to vest in the Company good and marketable title, free and clear of any security interest or adverse claim.

     The Company has indemnified Vencor and its subsidiaries against certain losses, claims, damages or liabilities including those arising out of: (i) any inaccurate representation or breach of warranty under the Incorporation Agreement; and (ii) any indebtedness, lease, contract or other obligation referred to in the Incorporation Agreement. The Company also indemnified Vencor, as a controlling person, against any loss, claim, damage or liability arising out of the IPO, except for losses, claims, damages or liabilities arising from information supplied in writing by Vencor for inclusion in the prospectus used for the IPO. Vencor indemnified the Company and its subsidiaries with respect to any inaccurate representation or breach of warranty under the Incorporation Agreement.

     Administrative Services Agreement. The Company and Vencor entered into an administrative services agreement (the '1996 Administrative Services Agreement') pursuant to which Vencor provided certain administrative services to the Company. The 1996 Administrative Services Agreement expired in August 1997. Some of the services provided to the Company by Vencor included finance and accounting, human resources, risk management, legal, marketing and information systems support. During 1997, the Company paid Vencor approximately $32,000 per month pursuant to the 1996 Administrative Services Agreement. Upon the expiration of the 1996 Administrative Services Agreement, the Company and Vencor entered into another administrative services agreement (the 'New Administrative Services Agreement') relating to the provision of marketing, human resources and information systems support for a monthly fee of $17,033. The New Administrative Services Agreement expired on December 31, 1997.

     Services Agreements and Sublease Agreement. The Company and subsidiaries of Vencor entered into services agreements relating to seven communities which are contiguous to Vencor facilities (the 'Services Agreements'). The Services Agreements pertained to the sharing of costs relating to maintenance and lawn services, marketing, food services, general office, housekeeping and emergency call systems. These Services Agreements could have been canceled by either party upon 90 days' prior written notice. The maximum amount that the Company paid Vencor in connection with the Services Agreements was $150,000 per year. The Services Agreements expired in August 1997. The Company and Vencor also entered into a two-year Sublease Agreement covering approximately 4,000 square feet of office space used for the Company's headquarters located in Louisville, Kentucky at an annual rental of $48,300. This Sublease Agreement expired in January 1998.

     New Pond Lease. New Pond Village Associates, a partnership owned by subsidiaries of Vencor ('New Pond'), leases the New Pond Village Retirement Center to the Company pursuant to the terms of a lease which is categorized as a finance lease for financial and tax accounting purposes. The lease has a term of 99 years, unless earlier terminated. Under the lease, the Company pays no rent as such, but is obligated to pay all ad valorem property taxes, insurance, utilities and all payments required to be made on the indebtedness secured by the leased property. New Pond is obligated to use its reasonable best efforts to obtain the requisite zoning and consent of the holder of the mortgage on the leased property to the conveyance of the leased property to the Company. At such time as such conveyance occurs, the Company will assume the indebtedness secured by the mortgage on the leased property.

     Guaranty Fee Agreement. Vencor and the Company entered into a guaranty fee agreement ('Guaranty Fee Agreement') prior to completion of the IPO. The Guaranty Fee Agreement provides that the Company will pay to Vencor a fee equal to 1.5% of the average outstanding sum of the principal balance of all debts, letters of credit or obligations of the Company which are guaranteed by Vencor. In connection with the Company's credit facility, Vencor was obligated to guarantee up to $100.0 million in the first year following the IPO, declining to $75.0 million, $50.0 million and $25.0 million in each respective year thereafter. During 1997, the Company did not incur any costs related to Vencor's guarantee. Prior to May 1, 1998, the Company incurred approximately $38,000 in costs related to Vencor's guarantee during 1998.

     Redding Lease. During part of 1996 and 1997 the Company leased certain real estate in Redding, California from Vencor pursuant to a lease categorized as a finance lease for financial and tax accounting purposes. The lease had a term of 99 years, unless earlier terminated. Under the lease, the Company paid $1.00 per year rent and was obligated to pay all ad valorem property taxes, insurance and utilities relating to the leased property. The lease also required Vencor to use its reasonable best efforts to obtain the requisite approval for the subdivision of a larger parcel of which the leased property was a part. Upon receipt of such approval, Vencor conveyed the property to the Company for $1.00, and the lease terminated.

     Registration Rights Agreement. The Company granted demand and incidental registration rights to Vencor for the registration of shares of Common Stock owned by Vencor under the Securities Act of 1933, as amended. Four demand registrations are permitted. The Company will pay the fees and expenses of two demand registrations and the incidental registrations, while Vencor will pay all underwriting discounts and commissions. The registration rights expire five years from the completion of the IPO and are subject to certain conditions and limitations, including the right of underwriters to limit the number of shares owned by Vencor included in such registration.

     Voting Agreement. Vencor entered into a voting agreement ('Voting Agreement') pursuant to which it agreed to vote all of its shares of Common Stock at any meeting at which directors are elected in favor of the election of independent directors so that after such election, if such persons are elected, there will be at least two independent directors. The Voting Agreement will continue in effect for five years from the date of the IPO so long as Vencor beneficially owns 30.0% or more of the outstanding Common Stock.

     Tax Sharing Agreement. Vencor and the Company entered into a tax sharing agreement ('Tax Sharing Agreement') which generally provides for the manner in which the parties will bear taxes for the period between the Company's organization and the sale by the Company of the Common Stock pursuant to the IPO, and income tax deficiencies/refunds resulting from future audit adjustments. The Company will be required to pay Vencor an amount equal to the excess of the income tax liability which the Company would have for the short period over the amount which the Company has previously paid (or been charged with by Vencor) with respect to such taxes.

     If additional taxes must be paid by the Company or Vencor as a result of an adjustment made by a tax regulatory authority and as a result of that adjustment the other party would obtain an offsetting tax benefit, the party obtaining the tax benefit pays an amount equal to the additional tax to the party whose income tax liability was increased. Likewise, if income taxes are reduced as a result of an adjustment made by a tax regulatory authority and as a result of that adjustment the other party would suffer an offsetting tax detriment, the party whose taxes were reduced pays that amount to the other party. The Tax Sharing Agreement also contains provisions dealing with challenging adjustments made by tax regulatory authorities, who will bear the expenses of any such challenge and cooperation between the parties.

     Borrowing From Vencor. A subsidiary of the Company was indebted to Vencor in the amount of $14.0 million as of both December 31, 1996 and June 30, 1997. The indebtedness was evidenced by a promissory note in favor of Vencor, bearing interest at a rate equal to the floating prime rate of National City Bank, Kentucky plus 1.0%. The Company repaid this note in July 1997. The interest costs incurred by the Company in connection with the promissory note aggregated $697,000 and $482,000 for 1997 and 1996, respectively.

     Additional Capital Contribution by Vencor. In connection with the Company's credit facility, Vencor contributed $4.3 million in cash to the Company before the completion of the IPO.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY,
                  VENCOR, VHLLC AND THE SURVIVING CORPORATION

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table and summaries set forth the name of each director and executive officer of the Company and a description of his or her positions and offices with the Company, if any; a brief description of his or her principal occupation and business experience during at least the last five years; certain directorships presently held by him or her in companies other than the Company; and certain other information including his or her age (as of January 1, 1998). Unless otherwise indicated, the address of each director and executive officer of the Company is that of the Company at 501 South Fourth Avenue, Suite 140, Louisville, Kentucky 40202. Each person listed below is a citizen of the United States.

DIRECTOR NAME                                                                         AGE    DIRECTOR SINCE
-----------------------------------------------------------------------------------   ---    --------------
Sandra Harden Austin...............................................................   50     1996
William C. Ballard Jr..............................................................   57     1996
Peter J. Grua......................................................................   43     1996
Thomas T. Ladt.....................................................................   47     1996
W. Bruce Lunsford..................................................................   50     1996
W. Patrick Mulloy, II*.............................................................   44     1996
Andy L. Schoepf*...................................................................   49     1997
R. Gene Smith......................................................................   63     1996

EXECUTIVE OFFICER NAME                                                                AGE
-----------------------------------------------------------------------------------   ---
J. Timothy Wesley..................................................................   38

------------------
*Also an executive officer of the Company.

     The following is a summary of the principal business associations of the Company's directors and executive officers.

     Sandra Harden Austin has served as a Director of the Company since May 1996. Ms. Austin has served as President and Chief Executive Officer of Sedona Healthcare Group, Inc., a physician practice management company, since 1997. From 1994 to 1996, Ms. Austin was a Division President of Caremark International, a provider of health care products and services. Ms. Austin served as President and Chief Operating Officer of University of Chicago Hospitals from 1990 to 1993. Ms. Austin is a director of National City Corporation, a bank holding company, and Ferro Corporation, a multi-specialty chemical manufacturer.

     William C. Ballard Jr. has served as a Director of the Company since May 1996. Since 1992, Mr. Ballard has been of counsel to the law firm of Greenebaum Doll & McDonald PLLC. Mr. Ballard is a director of Mid-America Bancorp, United Health Care Corp., LG&E Energy Corp., Health Care REIT, Inc., Healthcare Recoveries, Inc., and American Safety Razor Inc.

     Peter J. Grua has served as a Director of the Company since August 1996. Since 1992, Mr. Grua has been a principal of HLM Management, an investment management company specializing in entrepreneurial and growth companies.


     Thomas T. Ladt has served as a Director of the Company since May 1996. On May 1, 1998, Mr. Ladt was named President and Chief Operating Officer and a director of Ventas. From February 1996 until his appointment, Mr. Ladt served as Executive Vice President, Operations of Vencor. From November 1995 to February 1996, he served as President of Vencor's Hospital Division. Mr. Ladt was Vice President of Vencor's Hospital Division from 1993 to November 1995. From 1989 to 1993, Mr. Ladt was a Regional Director of Operations for Vencor.



     W. Bruce Lunsford has served as a Director and Chairman of the Board of the Company since May 1996. Mr. Lunsford has served as Chairman of the Board and Chief Executive Officer of Ventas since it commenced operations in 1985 and as President until April 30, 1998. On April 30, 1998, Mr. Lunsford was named Chairman of the Board, Chief Executive Officer and President of Vencor. He is also the Chairman of the Board, President and Chief Executive Officer of Vencor. He is a director of National City Corporation, Churchill Downs

Incorporated, and Res-Care, Inc., a provider of residential training and support services for persons with developmental disabilities and certain vocational training services.

     W. Patrick Mulloy, II, has served as the Chief Executive Officer, President and a Director of the Company since May 1996. From 1994 to 1996, Mr. Mulloy was a member and of counsel to the law firm of Greenebaum Doll & McDonald PLLC. From 1992 to 1994, Mr. Mulloy served as the Secretary of the Finance and Administration Cabinet for the Commonwealth of Kentucky. Mr. Mulloy is on the Board of Directors of the Assisted Living Federation of America and the American Seniors Housing Association. Mr. Mulloy has also been actively involved in commercial and multi-family real estate acquisitions and developments.

     Andy L. Schoepf has been the Company's Chief Operating Officer since April 1997 and a Director of the Company since May 1997. For over nine years prior to that time, Mr. Schoepf served as President and Chief Executive Officer of American ElderServe Corporation, an operator of assisted living communities. He was a board member of the Senior Living Association of Georgia and the Executive Vice President and founding board member of the Assisted Living Association of Georgia.

     R. Gene Smith has served as a Director of the Company since May 1996. Mr. Smith has been Vice Chairman of the Board of Ventas since 1987 and is a director of Vencor. From 1987 to 1995, Mr. Smith was President of New Jersey Blockbuster, Ltd., which held the Blockbuster Video franchise for northern New Jersey. Since 1988, Mr. Smith has been Chairman of the Board of Taco Tico, Inc., an operator of Mexican fast-food restaurants. Since 1993, Mr. Smith has been Managing General Partner of Direct Program Services, which was a marketer of direct broadcast satellite television services. In addition, he has been President and owner of R. Gene Smith, Inc., a private investment firm, since 1980. Mr. Smith is a director of Ventas.

     J. Timothy Wesley has been the Chief Financial Officer, Vice President of Development and Secretary of the Company since May 1996. From 1994 to May 1996, Mr. Wesley was Director and Manager of Development of Vencor. From 1992 to 1994, Mr. Wesley was Vice President of Strategic Planning for HomeCare Affiliates, Inc.

     The information given in this Proxy Statement concerning the directors and executive officers of the Company is based upon statements made or confirmed to the Company by or on behalf of such directors, except to the extent certain information appears in its records.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF VENCOR AND VHLLC

     Set forth below is the name of each director and executive officer of Vencor and VHLLC and, unless disclosed elsewhere in this Proxy Statement, the present principal occupation or employment of each such person; a brief description of his principal occupation and business experience during at least the last five years; and other information including his or her age (as of January 1, 1998). Unless as otherwise indicated, the address of each director and executive officer of Vencor and VHLLC is that of Vencor at 3300 Aegon Center, 400 West Market Street, Louisville, Kentucky 40202. Each person listed below is a citizen of the United States.

VENCOR DIRECTORS                                                                           AGE
----------------------------------------------------------------------------------------   ---
Michael R. Barr+........................................................................   48
Ulysses L. Bridgeman, Jr................................................................   44
Elaine L. Chao..........................................................................   44
Donna R. Ecton..........................................................................   50
William H. Lomicka......................................................................   60
W. Bruce Lunsford*+.....................................................................   50
W. Earl Reed, III+......................................................................   46
R. Gene Smith*..........................................................................   63


VENCOR EXECUTIVE OFFICERS++                                                                AGE
----------------------------------------------------------------------------------------   ---
Richard E. Chapman......................................................................   48
Jill L. Force...........................................................................   45
James H. Gillenwater, Jr................................................................   40
Richard A. Lechleiter...................................................................   39

                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------
* Descriptions of the occupations and business experience of Messrs. Lunsford and Smith are located under the heading '--INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY.'

+ Also an executive officer of Vencor and VHLLC. Each individual holds the same office with VHLLC as he holds with Vencor.

++ Each individual holds the same office with VHLLC as he or she holds with Vencor.

     All references below to 'Vencor' with respect to any time prior to the Reorganization Date shall be deemed to refer to Ventas unless the context requires otherwise.

     Michael R. Barr has served as Chief Operating Officer and Executive Vice President of Vencor since February 1996. From November 1995 to February 1996, he was Executive Vice President of Vencor and Chief Executive Officer of Vencor's Hospital Division. Mr. Barr served as Vencor's Vice President, Operations from 1985 to November 1995. Mr. Barr is a director of Colorado MEDtech, Inc., a medical products and equipment company.

     Ulysses L. Bridgeman, Jr. has been President of Bridgeman Foods, Inc., a franchisee of 51 Wendy's Old Fashioned Hamburger Restaurants since 1988.

     Elaine L. Chao is a Distinguished Fellow of The Heritage Foundation in Washington, D.C. From 1992 to 1996, Ms. Chao was President and Chief Executive Officer of the United Way of America. Ms. Chao is a director of Dole Food Company, Inc., NASD, Inc. and Protective Life Corporation.

     Donna R. Ecton has been Chief Operating Officer of PETsMART, Inc., a pet supplies retailer since December 1996. From 1995 to 1996, she was Chairman, President and Chief Executive Officer of Business Mail Express, Inc., an expedited print and mail services company. From 1991 to 1994, she was President and Chief Executive Officer of Van Houten North America, Inc. and Andes Candies Inc., confectionery products businesses. Ms. Ecton is a director of Barnes Group, Inc., a diversified manufacturing, aerospace and distribution company, PETsMART, Inc. and H&R Block, Inc.

     William H. Lomicka has served as President of Mayfair Capital, Inc., a private investment firm since 1989. Mr. Lomicka serves as a director of Regal Cinemas, Inc., a regional motion picture exhibitor, and Sabratek Corporation, a company that designs, produces and markets medical products for the alternative site healthcare marketplace.

     W. Earl Reed, III, has been Chief Financial Officer and Executive Vice President of Vencor since 1995. From 1987 to November 1995, Mr. Reed served as Vice President, Finance and Development of Vencor.

     Richard E. Chapman has served as Senior Vice President and Chief Information Officer of Vencor since October 1997. From March 1993 to October 1997, Mr. Chapman was Senior Vice President of Information Systems of Columbia/HCA Healthcare Corp., Vice President of Galen Health Care, Inc. from March 1993 to August 1993, and of Humana Inc. from September 1990 to February 1993.

     Jill L. Force has served as Senior Vice President, General Counsel and Assistant Secretary of Vencor since December 1996. From November 1995 through December 1996, she served as Vice President, General Counsel and Corporate Secretary of Vencor. From 1989 to 1995, she was General Counsel and Corporate Secretary of Vencor. Ms. Force is a director of Healthcare Recoveries, Inc., a provider of health insurance subrogation and related recovery services.

     James H. Gillenwater, Jr., has served as Senior Vice President, Planning and Development of Vencor since December 1996. From November 1995 through December 1996, he served as Vice President, Planning and Development of Vencor. From 1989 to November 1995, he was Director of Planning and Development of Vencor.

     Richard A. Lechleiter has served as Vice President, Finance and Corporate Controller of Vencor since November 1995. From June 1995 to November 1995, he was Director of Finance of Vencor. Mr. Lechleiter was

Vice President and Controller of Columbia/HCA Healthcare Corp. from September 1993 to May 1995, of Galen Health Care, Inc. from March 1993 to August 1993, and of Humana Inc. from September 1990 to February 1993.

     VHLLC Directors. The directors of VHLLC are Messrs. Barr, Lunsford and Reed. Descriptions of the occupations and business experience of Messrs. Barr, Lunsford and Reed are located under the heading '--INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY' and under the subheading for Vencor under the heading '--INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF VENCOR AND VHLLC.'

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE SURVIVING CORPORATION

     In accordance with the terms of the Merger Agreement, the directors of the Surviving Corporation will be the current directors of Merger Sub. The executive officers of the Company will continue to serve as officers of the Surviving Corporation. Set forth below is the name of each director of Merger Sub and the present principal occupation or employment of each person; a brief description of his principal occupation and business experience during at least the last five years; and other information including his or her age (as of January 1, 1998). The business address for Evan A. Kaplan, Glenn Kaplan and Raymond DioGuardi is 125 Froehlich Farm Boulevard, Woodbury, New York 11797. The business address for Robert P. Freeman and Murry N. Gunty is 30 Rockefeller Plaza, 63rd Floor, New York, New York 10020. Each person listed below is a citizen of the United States.

     Raymond DioGuardi, 42, is a director of Merger Sub and has been the Chief Financial Officer of Parent since January 1997. From November 1994 to January 1997, Mr. DioGuardi was Senior Vice President of Finance and Chief Financial Officer of Dataflex Corporation, a public company that sells computer hardware and related services. From December 1989 to October 1994, Mr. DioGuardi was Vice President of Finance, Chief Financial Officer and Secretary of Nathan's Famous, Inc. From 1977 to 1989, Mr. DioGuardi was employed by the accounting firm of Price Waterhouse, where he became a senior manager with responsibility for planning, coordinating and executing financial audits and special projects for major corporate clients. Mr. DioGuardi is a certified public accountant and received a B.A. degree in Business from Rutgers University.

     Robert P. Freeman, 52, is the Treasurer and a director of Merger Sub and a director of Parent. Mr. Freeman has been a General Member of Lazard Freres & Co. LLC since January 1998 and a Principal of LFREI since January 1993. Mr. Freeman received a J.D. degree from Harvard Law School and a B.A. degree from Stanford University. He is currently a director of American Apartment Communities II, Inc., American Apartment Communities III, Inc., Atlantic American Properties Trust, Commonwealth Atlantic Properties, ARV Assisted Living Inc., The Rubenstein Company, L.P. and The Fortress Group, Inc.

     Murry N. Gunty, 30, is the Secretary and a director of Merger Sub and a director of Parent. Mr. Gunty is a Principal of LFREI, which he joined in 1995. From 1995 to 1996, Mr. Gunty was a Vice President of LFREI. From 1993 to 1995, he was associated with J.E. Robert Company, a real estate investment company. He is currently a director of Atlantic American Properties Trust, ARV Assisted Living Inc., The Rubenstein Company, L.P. and The Fortress Group, Inc. Mr. Gunty received an M.B.A. degree from Harvard Business School and an A.B. degree from Harvard College.

     Evan A. Kaplan, 38, is the President and a director of Merger Sub, and the President, Chief Operating Officer and a director of Parent. Prior to June 1996, Mr. Kaplan was a partner and co-founder of The Kapson Group. Mr. Kaplan received a B.A. degree in Psychology from Syracuse University.


     Glenn Kaplan, 45, is a director of Merger Sub and the Chairman of the Board of Directors and the Chief Executive Officer of Parent. Prior to June 1996, he was a partner and co-founder of The Kapson Group. Mr. Kaplan received a B.S. degree in Accounting from the University of Bridgeport.



     In addition to the above listed directors, Vencor will have the right pursuant to the Shareholders Agreement to name one director to the Board of Directors of the Surviving Corporation. See 'SPECIAL FACTORS--Interests of Certain Persons in the Merger.'

                       SECURITY OWNERSHIP OF THE COMPANY

     Except as set forth in the table below, none of the directors of executive officers of Vencor or VHLLC are the beneficial owners of any shares of Common Stock. The following table sets forth information as of the Record Date, with respect to the beneficial ownership of each person who is known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock, and each director and executive officer of the Company and all of the Company's directors and executive officers as a group:

                        PRE-MERGER BENEFICIAL OWNERSHIP


                                                                                    COMMON STOCK
                                                                                    BENEFICIALLY         PERCENT
NAME OF INDIVIDUAL OR NUMBER IN GROUP                                                 OWNED(1)           OF CLASS
-------------------------------------------------------------------------------     ------------         --------
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
Sandra Harden Austin...........................................................           7,500 (2)         *
William C. Ballard Jr..........................................................          23,000 (3)         *
Peter J. Grua..................................................................           9,500 (2)         *
Thomas T. Ladt.................................................................          25,535 (4)         *
W. Bruce Lunsford..............................................................      10,080,000 (5)        43.1%
W. Patrick Mulloy, II..........................................................         116,635 (6)         *
Andy L. Schoepf................................................................         642,737 (7)         2.7%
R. Gene Smith..................................................................          67,500 (2)         *
J. Timothy Wesley..............................................................          26,500 (8)         *
All executive officers and directors of the Company as a group (9 persons).....      10,998,907 (9)        47.0%

DIRECTORS AND EXECUTIVE OFFICERS OF VENCOR AND VHLLC
Michael R. Barr................................................................          21,250 (10)        *
Jill L. Force..................................................................           2,250 (10)        *
James H. Gillenwater...........................................................           5,750 (10)        *
Richard A. Lechleiter..........................................................             625 (11)        *
W. Earl Reed, III..............................................................           1,250 (10)        *

FIVE PERCENT BENEFICIAL OWNERS
Vencor, Inc....................................................................      10,000,000 (12)       42.8%
Dresdner RCM Global Investors, LLC.............................................       1,835,500 (13)        7.8%
Wellington Management Company, LLP.............................................       1,704,600 (14)        7.3%
Travelers Group Inc............................................................       1,532,656 (15)        6.3%


------------------

 (*) Less than 1.0%
 (1) Beneficial ownership of shares for purposes of this Proxy Statement, as determined in accordance with the applicable rules and regulations of the Commission, includes shares as to which a person has or shares voting power or investment power or which the person has the right to acquire beneficial ownership within 60 days. Except as set forth in the accompanying footnotes, the named persons have sole voting power and sole investment power over the shares beneficially owned by them. Beneficial ownership is given as of the Record Date, except as otherwise noted below.
 (2) Includes 2,500 restricted shares of Common Stock with restrictions lapsing on August 20, 1998 and 2,500 shares subject to options exercisable within 60 days.
 (3) Includes 7,000 shares held in trust for Mr. Ballard's spouse, 4,000 shares held in trust for his children, 2,500 restricted shares of Common Stock with restrictions lapsing on August 20, 1998, and 2,500 shares subject to options exercisable within 60 days.
 (4) Includes 2,000 shares held by a partnership of which Mr. Ladt is the managing general partner and 6,000 shares held in an estate of which Mr. Ladt is executor. This amount also includes 35 shares held as custodian for his son, 2,500 restricted shares of Common Stock with restrictions lapsing on August 20, 1998 and 2,500 shares subject to options exercisable within 60 days.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

 (5) Includes 10,000,000 shares held by Vencor. Mr. Lunsford is Chairman of the Board, President and Chief Executive Officer of Vencor. Because Mr. Lunsford has authority to direct the voting and disposition of such shares, he may be deemed to beneficially own these shares. Mr. Lunsford disclaims beneficial ownership of these shares. This amount also includes 10,000 restricted shares of Common Stock with restrictions lapsing on August 20, 1998 and 20,000 shares subject to options exercisable within 60 days. Excludes 10,000 shares held in trust for the benefit of his children. Mr. Lunsford's address is 3300 Aegon Center, 400 West Market Street, Louisville, Kentucky 40202.
 (6) Includes 1,830 shares held by his spouse, 380 shares held as custodian for his minor children, 80,000 shares subject to options exercisable within 60 days and 15,000 restricted shares of Common Stock with restrictions lapsing on August 20, 1998.
 (7) Includes 6,250 shares subject to options exercisable within 60 days.
 (8) Includes 2,500 restricted shares of Common Stock with restrictions lapsing on August 20, 1998 and 20,000 shares subject to options exercisable within 60 days.
 (9) Includes 40,000 restricted shares of Common Stock with restrictions lapsing on August 20, 1998 and 138,750 shares subject to options exercisable within 60 days held by all directors and executive officers.
(10) Includes 1,250 shares subject to options exercisable within 60 days.
(11) Includes 625 shares subject to options exercisable within 60 days.

(12) The ownership given for Vencor is based on information contained in the
     Schedule 13D dated April 30, 1998 filed by Vencor with the Securities and Exchange Commission. All of these shares are held of record by VHLLC. The address of Vencor is 3300 Aegon Center, 400 West Market Street, Louisville, Kentucky 40202.


(13) As reported by Dresdner RCM Global Investors, LLL ('Dresdner RCM') as of December 31, 1997, in a Schedule 13G filed with the Commission on February 6, 1998, Dresdner had sole voting power with respect to 1,529,500 shares, sole dispositive power with respect to 1,761,500 shares, and shared dispositive power with respect to 74,000 shares. RCM Limited L.P. is the Managing Agent of Dresdner RCM, and RCM General Corporation is the General Partner of RCM Limited L.P. Dresdner RCM is an investment advisor under
     Section 203 of the Investment Advisors Act of 1940. As reported by Dresdner Bank AG ('Dresdner') in a Schedule 13G filed with the Commission on February 6, 1998, Dresdner RCM is a wholly owned subsidiary of Dresdner, an international banking organization headquartered in Frankfurt, Germany. The address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.

(14) As reported by Wellington Management Company, LLP ('WMC') as of December 31, 1997, in a Schedule 13G filed with the Commission on February 10, 1998, WMC has shared voting power with respect to 1,341,500 shares and shared dispositive power with respect to all of the shares beneficially owned by WMC. The address of WMC is 75 State Street, Boston, Massachusetts 02109.

(15) As reported by Travelers Group Inc. ('Travelers') as of May 7, 1998, in a
     Schedule 13D filed with the Commission on May 26, 1998. All of these shares are beneficially owned by subsidiaries of Travelers. The address of Travelers is 388 Greenwich Street, New York, New York 10013.


        POST-MERGER OWNERSHIP OF OUTSTANDING RECAPITALIZED COMMON STOCK


     The following table sets forth certain information regarding the beneficial ownership of Recapitalized Common Stock immediately following the Merger.



                                                                                COMMON STOCK
                                                                                BENEFICIALLY        PERCENT
NAME OF INVESTOR                                                             OWNED (# OF SHARES)    OF CLASS
--------------------------------------------------------------------------   -------------------    --------
Kapson Senior Quarters Corp...............................................        9,135,802(1)        83.4%
Vencor, Inc. (held of record by VHLLC)....................................        1,234,568           11.2%
W. Patrick Mulloy, II.....................................................          232,439(2)         2.1%
Andy L. Schoepf...........................................................          235,000(2)         2.1%
J. Timothy Wesley.........................................................          109,750(2)         1.0%


                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------

(1) Parent may, under certain circumstances, elect to receive up to 11,111,111 shares of the Recapitalized Common Stock as of the Effective Time of the Merger. See 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger.'



(2) All of these shares are issuable upon the exercise of the Rollover Options which are exercisable within sixty (60) days after the Effective Time of the Merger. Assumes that the number of shares of Recapitalized Common Stock received in connection with the Rollover Options is not adjusted by the Surviving Corporation's Board of Directors. See 'THE MERGER AGREEMENT--Rollover Options.'

                  PURCHASES OF COMMON STOCK BY CERTAIN PERSONS


     Concurrently with the consummation of the Company's initial public offering of Common Stock in August 1996, the Company issued 10,000,000 shares of Common Stock to Vencor in exchange for its transfer of certain assisted and independent living communities previously operated by Vencor and its affiliates. Except as provided in the foregoing sentence, neither the Company, Vencor nor VHLLC have purchased any shares of Common Stock since August 20, 1996 (the date that the Common Stock commenced trading on the Nasdaq National Market System). The following table sets forth certain information concerning purchases of Common Stock since August 20, 1996 by the directors and executive officers of the Company, Vencor and VHLLC:


                                                                              NUMBER                   WHERE AND HOW
                                                                             OF SHARES    PRICE PER     TRANSACTION
                          NAME                                  DATE         PURCHASED    SHARE($)        EFFECTED
--------------------------------------------------------   --------------    ---------    ---------    --------------
Sandra Harden Austin                                        Aug. 20, 1996       5,000        --             (1)
William C. Ballard Jr.                                      Aug. 20, 1996       5,000        --             (1)
                                                            Aug. 20, 1996       4,500      10.00         Nasdaq
                                                            Aug. 21, 1996       1,000      11.00         Nasdaq(2)
                                                             Dec. 3, 1996       5,000       9.75         Nasdaq(3)
                                                             Dec. 3, 1996       5,000       9.875        Nasdaq(3)
Michael R. Barr                                             Sep. 24, 1997       8,000      18.25          Nasdaq
                                                            Sep. 24, 1997       2,000      18.125         Nasdaq
                                                            Oct. 21, 1997       5,000      17.25          Nasdaq
                                                             Oct. 23 1997       5,000      17.25          Nasdaq
Jill L. Force                                               Aug. 20, 1996       8,000      10.00          Nasdaq
James H. Gillenwater, Jr                                    Aug. 20, 1996       4,500      10.00          Nasdaq
Peter J. Grua                                               Aug. 20, 1996       5,000        --             (1)
                                                             May 14, 1997       2,000      12.375         Nasdaq
Thomas T. Ladt                                              Aug. 20, 1996       5,000        --             (1)
                                                            Aug. 20, 1996      10,000      10.00          Nasdaq
                                                           Sept. 15, 1996          35      12.00         Nasdaq(4)
Richard A. Lechleiter                                       Aug. 20, 1996       5,200      10.00          Nasdaq
W. Bruce Lunsford                                           Aug. 20, 1996      20,000        --             (1)
                                                            Aug. 20, 1996      50,000      10.00         Nasdaq(5)
W. Patrick Mulloy, II                                       Aug. 20, 1996      30,000        --             (1)
                                                            Aug. 20, 1996       4,550      10.00         Nasdaq(6)
                                                            Oct. 30, 1996         360      12.76         Nasdaq(7)
                                                            Dec. 24, 1996         180      10.625        Nasdaq(8)
                                                            April 4, 1997       1,000      10.875        Nasdaq(7)
                                                             May 12, 1997         425      11.625         Nasdaq
W. Earl Reed, III                                           Aug. 20, 1996      10,000      10.00          Nasdaq
Andy L. Schoepf                                              Apr. 1, 1997     636,487       (9)             (9)
R. Gene Smith                                               Aug. 20, 1996       5,000        --             (1)
                                                            Aug. 20, 1996      50,000      10.00          Nasdaq
                                                             Apr. 3, 1997       3,000      11.00          Nasdaq
                                                             Apr. 4, 1997       7,000      11.00          Nasdaq
J. Timothy Wesley                                           Aug. 20, 1996       5,000        --             (1)
                                                            Aug. 20, 1996         500      10.00          Nasdaq
                                                             Dec. 3, 1996       1,000       9.50          Nasdaq

                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------

(1) Restricted stock grant.

(2) Shares purchased in trust for Mr. Ballard's spouse.

(3) Includes 3,000 shares purchased in trust for Mr. Ballard's spouse, and 2,000 shares purchased in trust for Mr. Ballard's children.

(4) Shares purchased in trust for Mr. Ladt's children.

(5) Includes 40,000 shares of Common Stock purchased directly and 10,000 shares purchased in trust for Mr. Lunsford's children.

(6) Includes 4,000 shares of Common Stock purchased directly, 350 shares purchased by Mr. Mulloy's spouse, and 200 shares purchased in trust for Mr. Mulloy's children.

(7) Shares purchased by Mr. Mulloy's spouse.

(8) Shares purchased in trust for Mr. Mulloy's children.

(9) All 636,487 shares of Common Stock acquired in connection with the Company's acquisition of American ElderServe Corporation. Mr. Schoepf was a 50% shareholder, President and Chief Executive Officer of American ElderServe Corporation upon its acquisition by the Company.

                         UNDERWRITTEN PUBLIC OFFERINGS


     From and since August 20, 1996 (the commencement of the Company's initial public offering of Common Stock), the Company has engaged in the following underwritten public offerings of Common Stock for cash:


                     COMMENCEMENT
                   DATE OF OFFERING                      NUMBER OF SHARES    PRICE PER SHARE($)    AGGREGATE PROCEEDS($)
------------------------------------------------------   ----------------    ------------------    ---------------------
August 20, 1996.......................................       5,750,000              10.00                 53,475,000(1)
July 2, 1997..........................................       6,900,000              14.00                 91,528,500(2)

------------------

(1) After deducting underwriting discounts and commissions of $4,025,000, but before deducting expenses of the offering.

(2) After deducting underwriting discounts and commissions of $5,071,500, but before deducting expenses of the offering.

                         TRANSACTION OF OTHER BUSINESS

     The Board of Directors of the Company knows of no other matters that may be presented at the Special Meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote, pursuant to their discretionary authority, according to their best judgment in the interest of the Company.

                              INDEPENDENT AUDITORS

     The consolidated financial statements of the Company at December 31, 1996 and December 31, 1997, and for each of the three years in the period ended December 31, 1997, incorporated by reference, have been audited by Ernst & Young LLP, independent auditors ('Ernst & Young'), as indicated in their report thereon. Representatives of Ernst & Young will be present at the Special Meeting and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS


     If the Merger is not consummated for any reason, proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive offices on or prior to January 4, 1999 to be eligible for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Stockholders should mail any proposals by certified mail, return receipt requested.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed with the Commission by the Company (File No. 0-21159) pursuant to the Exchange Act are incorporated by reference in this Proxy Statement:


          1. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended by the Company's Annual Report on Form 10-K filed on April 30, 1998;


          2. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998;

          3. The Company's Current Report on Form 8-K dated February 1, 1998, as amended by the Company's Current Report on Form 8-K/A filed on March 23, 1998;


          4. The Company's Current Report on Form 8-K dated February 15, 1998, as amended by the Company's Current Report on Form 8-K/A filed on February 25, 1998; and



          5. The Company's Registration Statement on Form 8-A12(g) dated February 17, 1998, as amended by the Company Registration Statement on Form 8-A12(g)/A filed on February 25, 1998.



          6. The Company's Current Report on Form 8-K dated April 19, 1998, as amended by the Company's Current Report on Form 8-K/A filed on Mary 29, 1998.


     All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded. All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including the notes thereto) appearing in the documents incorporated by reference.

     THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS (OTHER THAN CERTAIN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE TO SUCH DOCUMENTS) ARE AVAILABLE, WITHOUT CHARGE, TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST, IN THE CASE OF DOCUMENTS RELATING TO THE COMPANY, FROM ATRIA COMMUNITIES, INC., 501 SOUTH FOURTH AVENUE, SUITE 140, LOUISVILLE, KENTUCKY 40202, ATTENTION: CORPORATE SECRETARY, TELEPHONE: (502) 719-1600.

                                          By order of the Board of Directors,
                                          J. TIMOTHY WESLEY
                                          Secretary


Louisville, Kentucky
July   , 1998


PLEASE COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                                                  CONFORMED COPY
                                                                    CONFIDENTIAL
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                           DATED AS OF APRIL 19, 1998
                                     AMONG
                         KAPSON SENIOR QUARTERS CORP.,
                             KA ACQUISITION CORP.,
                                      AND
                            ATRIA COMMUNITIES, INC.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
Definitions and Usage.....................................................................................    A-1

                                   ARTICLE I
                            [Intentionally Omitted]
                                   ARTICLE II
                                   The Merger

SECTION 2.01.  The Merger.................................................................................    A-2
SECTION 2.02.  Closing....................................................................................    A-2
SECTION 2.03.  Effective Time.............................................................................    A-2
SECTION 2.04.  Effects of the Merger......................................................................    A-2
SECTION 2.05.  Certificate of Incorporation and By-laws...................................................    A-2
SECTION 2.06.  Directors..................................................................................    A-2
SECTION 2.07.  Officers...................................................................................    A-2
SECTION 2.08.  Supplemental Indenture.....................................................................    A-2
SECTION 2.09.  Parent's Election to Modify the Terms of the Merger........................................    A-2

                                  ARTICLE III
                Effect of the Merger on the Capital Stock of the
               Constituent Corporations; Exchange of Certificates

SECTION 3.01.  Effect on Capital Stock....................................................................    A-3
SECTION 3.02.  Exchange of Certificates...................................................................    A-4

                                   ARTICLE IV
                         Representations and Warranties

SECTION 4.01.  Representations and Warranties of the Company..............................................    A-5
SECTION 4.02.  Representations and Warranties of Parent and Sub...........................................   A-13

                                   ARTICLE V
                   Covenants Relating to Conduct of Business

SECTION 5.01.  Conduct of Business........................................................................   A-16
SECTION 5.02.  No Solicitation............................................................................   A-17

                                   ARTICLE VI
                             Additional Agreements

SECTION 6.01.  Preparation of Proxy Materials.............................................................   A-18
SECTION 6.02.  Access to Information; Confidentiality.....................................................   A-19
SECTION 6.03.  Reasonable Efforts; Notification...........................................................   A-19
SECTION 6.04.  Rights Agreement...........................................................................   A-20
SECTION 6.05.  Stock Options..............................................................................   A-20
SECTION 6.06.  Benefit Plans..............................................................................   A-21
SECTION 6.07.  Indemnification............................................................................   A-21
SECTION 6.08.  Fees and Expenses..........................................................................   A-21
SECTION 6.09.  Public Announcements.......................................................................   A-22

                                                                                                             PAGE
                                                                                                             ----
SECTION 6.10.  Transfer Taxes.............................................................................   A-22
SECTION 6.11.  Support Agreements.........................................................................   A-22
SECTION 6.12.  Headquarters...............................................................................   A-22

                                  ARTICLE VII
                              Conditions Precedent

SECTION 7.01.  Conditions to Each Party's Obligation To Effect the Merger.................................   A-22
SECTION 7.02.  Conditions to Obligations of Parent and Sub................................................   A-23
SECTION 7.03.  Condition to Obligation of the Company.....................................................   A-23

                                  ARTICLE VIII
                       Termination, Amendment and Waiver

SECTION 8.01.  Termination................................................................................   A-24
SECTION 8.02.  Effect of Termination......................................................................   A-24
SECTION 8.03.  Amendment..................................................................................   A-25
SECTION 8.04.  Extension; Waiver..........................................................................   A-25
SECTION 8.05.  Procedure for Termination, Amendment, Extension or Waiver..................................   A-25

                                   ARTICLE IX
                               General Provisions

SECTION 9.01.  Nonsurvival of Representations and Warranties..............................................   A-26
SECTION 9.02.  Notices....................................................................................   A-26
SECTION 9.03.  Definitions................................................................................   A-27
SECTION 9.04.  Interpretation.............................................................................   A-28
SECTION 9.05.  Counterparts...............................................................................   A-28
SECTION 9.06.  Entire Agreement; No Third-Party Beneficiaries.............................................   A-28
SECTION 9.07.  Governing Law..............................................................................   A-28
SECTION 9.08.  Assignment.................................................................................   A-28
SECTION 9.09.  Enforcement................................................................................   A-28

                                    EXHIBITS

Exhibit A               Form of Press Release Announcing the Transactions
Exhibit B-1             Form of Support Agreement with V Corp.
Exhibit B-2             Form of Support Agreement with Management Stockholders
Exhibit C               Form of Shareholders and Registration Rights Agreement
Exhibit D               Form of Certificate of Incorporation of Surviving Corporation

                                   SCHEDULES

Schedule 4.01(a)        Organization, Standing and Corporate Power
Schedule 4.01(d)        Consents
Schedule 4.01(g)        Absence of Certain Changes or Events
Schedule 4.01(j)        ERISA Compliance
Schedule 4.01(k)        Taxes
Schedule 4.01(l)        Excess Parachute Payments
Schedule 4.01(r)        Transactions with Affiliates

Schedule 4.01(s)(i)     Company Properties; Liens
Schedule 4.01(s)(ii)    Title Policies
Schedule 4.01(s)(iii)   Material Noncompliance
Schedule 4.01(s)(iv)    Material Demands
Schedule 4.01(s)(v)     The Projects
Schedule 4.01(t)        Environmental Matters
Schedule 4.01(u)        Labor Matters
Schedule 4.01(w)        Permits
Schedule 6.05(a)        Stock Plans
Schedule 6.05(d)        Rollover Options

     AGREEMENT AND PLAN OF MERGER dated as of April 19, 1998, among KAPSON SENIOR QUARTERS CORP, a Delaware corporation ('Parent'), KA ACQUISITION CORP., a Delaware corporation ('Sub') and a wholly owned subsidiary of Parent, and ATRIA COMMUNITIES, INC., a Delaware corporation (the 'Company').

     WHEREAS, the respective Boards of Directors of Parent, Sub and the Company have approved the acquisition of the Company by Parent on the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, the respective Boards of Directors of Parent, Sub and the Company have approved the merger (the 'Merger') of Sub into the Company on the terms and subject to the conditions set forth in this Agreement, whereby each issued share of common stock, par value $0.10 per share, of the Company (the 'Common Stock'), including the associated Rights (as defined in Section 4.01(c)) (except shares
(i) owned directly or indirectly by Parent or the Company, (ii) 1,234,568 shares (the 'V Corp. Retained Shares') of Common Stock owned by V CORP. ('V Corp.') and its wholly owned subsidiaries, and (iii) shares held by Dissenting Stockholders (as defined below)), shall be converted into the right to receive $20.25 in cash;

     WHEREAS, concurrently with the execution and delivery of this Agreement, Parent and Sub are entering into (i) a Support Agreement with V Corp., in the form of Exhibit B-1 hereto, and (ii) a Support Agreement with certain officers and directors of the Company (collectively, the 'Management Stockholders'), in the form of Exhibit B-2 hereto, pursuant to which V Corp. and such officers and directors shall agree to take certain actions to support the transactions contemplated by this Agreement (the 'Support Agreements');

     WHEREAS, the respective Board of Directors of the Company, Parent and V Corp. have approved the execution and delivery at the Closing (as defined below) of the Shareholders and Registration Rights Agreement (the 'Shareholders Agreement' and together with this Agreement and the Support Agreements, the 'Operative Agreements') among the Company, Parent, V Corp. and the Management Stockholders, in the form of Exhibit C;

     WHEREAS, Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows (certain terms used herein have the meanings assigned to them in Section 9.03):

                                   ARTICLE I
                            [Intentionally Omitted]

                                   ARTICLE II
                                   The Merger

     SECTION 2.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the 'DGCL'), Sub shall be merged with and into the Company at the Effective Time of the Merger (as hereinafter defined). Following the Merger, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the 'Surviving Corporation') and shall succeed to and assume all the rights and obligations of Sub in accordance with the DGCL. At the election of Parent, any affiliate of Parent may be substituted for Sub as a constituent corporation in the Merger. In such event, the parties agree to execute an appropriate amendment to this Agreement in order to reflect the foregoing. The Merger and the other transactions contemplated by the Operative Agreements are referred to in this Agreement collectively as the 'Transactions'.

     SECTION 2.02. Closing. The closing of the Merger (the 'Closing') will take place at 10:00 a.m. on a date to be specified by the parties, which (subject to satisfaction or waiver of the conditions set forth in Sections 7.02 and 7.03) shall be no later than the fifth business day after satisfaction or waiver of the conditions set forth in Section 7.01 and no earlier than July 15, 1998 (the 'Closing Date'), at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, N.Y. 10019, unless another date or place is agreed to in writing by the parties hereto.

     SECTION 2.03. Effective Time. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article VII, the parties shall file a certificate of merger or other appropriate documents (in any such case, the 'Certificate of Merger') executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary of State, or at such other time as Sub and the Company shall agree and specify in the Certificate of Merger (the time the Merger becomes effective being the 'Effective Time of the Merger').

     SECTION 2.04. Effects of the Merger. The Merger shall have the effects set forth in Section 259 of the DGCL.

     SECTION 2.05. Certificate of Incorporation and By-laws. (a) The Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time of the Merger, shall be amended as of the Effective Time of the Merger to read in the form of Exhibit D and, as so amended, such Certificate of Incorporation shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     (b) The By-laws of Sub as in effect at the Effective Time of the Merger shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     SECTION 2.06. Directors. The directors of Sub at the Effective Time of the Merger shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     SECTION 2.07. Officers. The officers of the Company at the Effective Time of the Merger shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     SECTION 2.08. Supplemental Indenture. Prior to the Effective Time of the Merger, the Company and the Trustee (as defined below) shall enter into a supplemental indenture (the 'Supplemental Indenture') to the Indenture dated as of October 16, 1997 (the 'Indenture'), between the Company and PNC Bank, Kentucky, Inc., as trustee (the 'Trustee'), pursuant to Section 15.6 of the Indenture, which shall (i) become effective upon the Effective Time of the Merger and (ii) provide that, from and after the Effective Time of the Merger, each of the Company's outstanding 5.0% Convertible Subordinated Notes due 2002 (the 'Convertible Sub Notes') shall cease to be convertible into shares of Common Stock, but shall be convertible solely into an amount of cash, without interest, equal to the product of (x) the number of shares of Common Stock into which such Note was convertible immediately prior to the Effective Time of the Merger and (y) the Merger Consideration (as defined below). The Company shall give Parent a reasonable opportunity to comment on the form of the Supplemental Indenture prior to the execution thereof, and shall not enter into the Supplemental Indenture if Parent reasonably objects thereto.

     SECTION 2.09. Parent's Election to Modify the Terms of the Merger. (a) If, at any time following the date of this Agreement and prior to the initial mailing of the Proxy Materials to the Company's stockholders, Parent shall determine, in its sole discretion, that the Surviving Corporation would not be entitled to treat the Merger as a recapitalization under GAAP, Parent shall have the right to modify the terms of the Merger as set forth in clauses (i) and (ii) below:

          (i) each holder of any issued and outstanding shares of Common Stock of the Company (other than shares to be canceled or converted in accordance with Sections 3.01(b) and 3.01(c)) and other than V Corp. or any of its subsidiaries (the 'Public Stockholders') will have right to elect to receive the Merger Consideration in the form of cash and/or shares of Common Stock of the Surviving Corporation ('New Public Shares'), valuing each such share at $20.25 per share, up to a maximum of 1,234,568 New Public Shares (or, at the option of Parent, 2,469,136 New Public Shares); provided, however, that (A) such elections shall be subject to proration (based on the number of shares subject to election) if the Public Stockholders elect to receive more than 1,234,568 New Public Shares (or, at the option of Parent, 2,469,136 New Public Shares) and (B) at the option of Parent, no New Public Shares will be issued (and the Public Stockholders will receive Merger Consideration consisting solely of cash) if the Public Stockholders elect to receive less than 617,284 New Public Shares; and

          (ii) the number of V Corp. Retained Shares shall be reduced on share-for-share basis by the total number of New Public Shares issued to the Public Stockholders in the Merger (but not below zero).

     (b) If Parent elects to modify the terms of the Merger as set forth in paragraph (a) above, the parties agree to execute an appropriate amendment to this Agreement in order to reflect such modification, which amendment shall include (i) an extension of the Outside Date to December 31, 1998, (ii) provisions relating to the preparation and filing by the Company with the SEC of a Registration Statement on Form S-4, in which the proxy statement (including any appropriate amendment to reflect the modified terms of the Merger) will be included as a prospectus and (iii) such other provisions regarding the mechanics and timing of the Merger as are customary for cash-election mergers.

     (c) Parent and the Company each represents and warrants to the other party that its Board of Directors has approved the Merger on the modified terms set forth in this Section 2.09; provided, however, that each party acknowledges that, notwithstanding any other provision of this Agreement, the Board of Directors of the Company has not, and is not obligated to, approve or recommend any election by any stockholder of the Company to receive any Merger Consideration in the form of New Public Shares.

                                  ARTICLE III
                Effect of the Merger on the Capital Stock of the
               Constituent Corporations; Exchange of Certificates

     SECTION 3.01. Effect on Capital Stock. As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holder of any shares of Common Stock or any shares of capital stock of Sub:

     (a) Capital Stock of Sub. Each issued and outstanding share of the capital stock of Sub shall be converted into and become 11,111.111 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Surviving Corporation.

     (b) Treasury Stock and Parent Owned Stock. Each share of Common Stock that is owned by the Company and each share of Common Stock that is owned by Parent or Sub (together, in each case, with the associated Right) shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor. Each share of Common Stock that is owned by any subsidiary of the Company or Parent (other than Sub), together, in each case, with the associated Right, shall automatically be converted into and become one fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation.

     (c) V Corp. Retained Shares. Each V Corp. Retained Share, together with the associated Right, shall automatically be converted into and become a one fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation.

     (d) Conversion of Common Stock. Subject to Section 3.01(e), each issued and outstanding share of Common Stock (other than shares to be canceled or converted in accordance with Sections 3.01(b) and 3.01(c)), together with the associated Right, shall be converted into the right to receive $20.25 in cash (the 'Merger Consideration'). As of the Effective Time of the Merger, all such shares of Common Stock (and the associated Rights) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Common Stock (and the associated Rights) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest.

     (e) Shares of Dissenting Stockholders. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock that are outstanding immediately prior to the Effective Time of the Merger and that are held by any person who objects to the Merger and complies with Section 262 of the DGCL concerning the right of holders of Common Stock to dissent from the Merger and require appraisal of their shares of Common Stock (a 'Dissenting Stockholder') shall not be converted as described in Section 3.01(d) but, as of the Effective Time of the Merger, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist and shall become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the laws of the State of Delaware; provided, however, that the shares of Common Stock

(together with the associated Rights) outstanding immediately prior to the Effective Time of the Merger and held by a Dissenting Stockholder who shall, after the Effective Time of the Merger, withdraw his demand for appraisal or lose his right of appraisal, in either case pursuant to the DGCL, shall be deemed to be converted as of the Effective Time of the Merger into the right to receive the Merger Consideration. The Company shall give Parent (i) prompt notice of any written demands for appraisal of shares of Common Stock received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to any such demands. The Company shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.

     SECTION 3.02. Exchange of Certificates. (a) Paying Agent. Prior to the Effective Time of the Merger, Parent shall select a bank or trust company reasonably satisfactory to the Company to act as paying agent (the 'Paying Agent') for the payment of the Merger Consideration upon surrender of certificates representing Common Stock. At the Effective Time, Parent shall transfer funds (or provide for the transfer of funds) to Sub in an amount sufficient to pay the Merger Consideration for every share of Common Stock to be converted at the Effective Time into the Merger Consideration, and Parent hereby represents and warrants to the Company that the Surviving Corporation will have all such funds at the Effective Time.

     (b) Surviving Corporation To Provide Funds. The Surviving Corporation will provide to the Paying Agent on a timely basis, as and when needed after the Effective Time of the Merger, funds necessary to pay for the shares of Common Stock pursuant to Section 3.01, it being understood that any and all interest earned on funds made available to the Paying Agent in accordance with this Agreement shall be turned over to Parent.

     (c) Exchange Procedure. As soon as reasonably practicable after the Effective Time of the Merger, the Paying Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time of the Merger represented outstanding shares of Common Stock (the 'Certificates') whose shares were converted into the right to receive the Merger Consideration pursuant to Section 3.01, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in a form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancelation to the Paying Agent or to such other agent or agents as may be appointed by the Parent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash into which the shares of Common Stock theretofore represented by such Certificate shall have been converted pursuant to Section 3.01, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Common Stock which is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.02, each Certificate shall be deemed at any time after the Effective Time of the Merger to represent only the right to receive upon such surrender the amount of cash, without interest, into which the shares of Common Stock theretofore represented by such Certificate shall have been converted pursuant to Section 3.01. No interest will be paid or will accrue on the cash payable upon the surrender of any Certificate.

     (d) No Further Ownership Rights in Common Stock. All cash paid upon the surrender of Certificates in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Common Stock theretofore represented by such Certificates, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Common Stock which were outstanding immediately prior to the Effective Time of the Merger. If, after the Effective Time of the Merger, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article III.

     (e) No Liability. None of Parent, Sub, the Company or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates shall not have been surrendered prior to seven years after the Effective Time of the

Merger (or immediately prior to such earlier date on which any payment pursuant to this Article III would otherwise escheat to or become the property of any Governmental Entity (as defined in Section 4.01(d))), the payment in respect of such Certificate shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

     (f) Withholding Rights. Parent or Sub, as the case may be, shall be entitled to deduct and withhold from the consideration otherwise payable to any holder of Common Stock pursuant to this Agreement only such amounts as are required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the 'Code'), or under any provision of state, local or foreign tax law.

                                   ARTICLE IV
                         Representations and Warranties

     SECTION 4.01. Representations and Warranties of the Company. The Company represents and warrants to Parent and Sub as follows:

     (a) Organization, Standing and Corporate Power. The Company and each of its subsidiaries is the type of entity listed on Schedule 4.01(a), duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite power and authority to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a Material Adverse Effect on the Company. The Company has delivered to Parent complete and correct copies of its Certificate of Incorporation and By-laws and the certificates of incorporation and by-laws (or comparable charter or organizational documents) of its Significant Subsidiaries, in each case as amended to the date of this Agreement. For purposes of this Agreement, a 'Significant Subsidiary' means any subsidiary of the Company that constitutes a significant subsidiary within the meaning of Rule 1-02 of Regulation S-X of the SEC.

     (b) Subsidiaries. Schedule 4.01(a) lists each subsidiary of the Company. All the outstanding shares of capital stock or other equity interests of each such subsidiary have been validly issued and are fully paid and nonassessable and, except as set forth in Schedule 4.01(a), are owned by the Company and/or one or more other subsidiaries of the Company, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, 'Liens'). Except for the capital stock or other equity interests of its subsidiaries and except for the ownership interests set forth in Schedule 4.01(a), the Company does not own, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, joint venture or other entity.

     (c) Capital Structure. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $0.10 per share, and 5,000,000 shares of preferred stock, par value $1.00 per share. At the close of business on April 16, 1998, (i) 23,381,362 shares of Common Stock were issued and outstanding, of which 80,000 shares were shares of restricted stock granted to employees of the Company pursuant to the Stock Plans ('Restricted Shares');
(ii) no shares of preferred stock were issued and outstanding; (iii) no shares of Common Stock were held by the Company in its treasury; (iv) the outstanding Convertible Sub Notes were convertible into 6,889,858 shares of Common Stock (without giving effect to fractional shares) pursuant to the terms of the Indenture governing the Convertible Sub Notes; (v) Company Stock Options covering 2,255,875 shares of Common Stock were issued and outstanding, of which
(x) Company Stock Options covering 223,374 shares of Common Stock are currently exercisable and (y) Company Stock Options covering 2,032,501 shares of Common Stock are currently not exercisable; and (vi) sufficient shares of Common Stock were reserved for issuance pursuant to the Convertible Sub Notes and the Company Stock Options and sufficient shares of preferred stock were reserved for issuance pursuant to the rights (the 'Rights') to purchase shares of Common Stock issued pursuant to the Rights Agreement dated as of February 15, 1998 (as amended from time to time, the 'Rights Agreement'), between the Company and National City Bank, as Rights Agent (the 'Rights Agent'). Except as set forth above, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding. There are no outstanding stock appreciation rights granted under any Stock Plan. All outstanding shares of capital stock of the Company are, and all shares which may be issued pursuant to the Stock Plans will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except for the Convertible Sub Notes, there are not any bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except for the Rights, securities issued under the Stock Plans, the Convertible Sub Notes and as otherwise set forth above, as of the date of this Agreement, there are not any securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any of its subsidiaries is a party or by which any of them is bound obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company or of any of its subsidiaries or obligating the Company or any of its subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. As of the date of this Agreement, there are not any outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its subsidiaries. The Company has delivered to Parent a complete and correct copy of the Rights Agreement as amended and supplemented to the date of this Agreement.

     (d) Authority; Noncontravention. The Company has the requisite corporate power and authority to enter into this Agreement and, subject to receipt of Company Stockholder Approval (as defined in Section 4.01(m)), to consummate the Transactions. The execution and delivery by the Company of the Operative Agreements to which it is a party and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, subject to receipt of Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or in law). The execution and delivery by the Company of the Operative Agreements to which it is a party do not, and the consummation by the Company of the Transactions and compliance with the provisions of the Operative Agreements to which it is a party will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its subsidiaries under, (i) the Certificate of Incorporation or By-laws of the Company or the comparable charter or organizational documents of any of its subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its subsidiaries or their respective properties or assets or (iii) except for the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or their respective properties or assets, other than, (A) in the case of clause (ii) and
(iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a Material Adverse Effect on the Company, (B) with respect to the Company's obligation to repurchase the Convertible Sub Notes at the election of the holders thereof upon a 'Change of Control' in accordance with the terms of the Indenture and (C) with respect to the Credit Agreement dated as of August 15, 1996, as amended, by and among the Company and the financial institutions listed therein (the 'Credit Agreement'). No consent, approval, order or authorization of, or registration, declaration or filing with, any Federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a 'Governmental Entity'), is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery by the Company of the Operative Agreements to which it is a party or the consummation by the Company of the Transactions, except for (i) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the 'HSR Act'), (ii) the filing with the SEC of (x) a proxy or information statement relating to the adoption by the Company's stockholders of this Agreement (as amended or supplemented from time to time, the 'Proxy Statement') and (y) such reports under Section 13 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), as may be required in connection with this Agreement and the Transactions, (iii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (iv) such filings as may be required in connection with the taxes described in Section 6.10, (v) such filings as may be required under applicable state licensing and certificate of need laws, (vi) such other consents, approvals, notices, orders, authorizations, registrations, declarations and filings as are set forth on Schedule 4.01(d), and (vii) any such consent, approval, order or authorization, registration, declaration or filing that, if not obtained or made, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

     (e) SEC Documents; Undisclosed Liabilities. The Company has filed all required reports, schedules, forms, statements and other documents with the SEC since January 1, 1997 (the 'SEC Documents'). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933 (the 'Securities Act'), or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Filed SEC Documents (as defined below), neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which, individually or in the aggregate, would have a Material Adverse Effect on the Company.

     (f) Information Supplied.  None of the Proxy Materials (as defined in
Section 6.01), taken as a whole, will, at the respective times they are first published, sent or given to the Company's stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub for inclusion or incorporation by reference therein. The Proxy Materials will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

     (g) Absence of Certain Changes or Events. Except as disclosed in Schedule 4.01(g) or in the SEC Documents filed and publicly available prior to the date of this Agreement (the 'Filed SEC Documents'), since the date of the most recent financial statements included in the SEC Documents, the Company has conducted its business only in the ordinary course, and there has not been (i) any Material Adverse Change in the Company and its subsidiaries taken as a whole,
(ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to, or any repurchase for value by the Company of, any of the Company's capital stock,
(iii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iv)
(x) any granting by the Company or any of its subsidiaries to any director, employee or officer of the Company or any of its subsidiaries of any increase in compensation, except in the ordinary course of business consistent with prior practice or as was required under employment agreements in effect as of the date of the most recent financial statements included in the Filed SEC Documents, (y) any granting by the Company or any of its subsidiaries to any such director, employee or officer of any increase in severance or termination pay, except as was required under any employment, severance or termination agreements in effect as of the date of the most recent financial statements included in the Filed SEC Documents or (z) any entry by the Company or any of its subsidiaries into any employment or termination agreement with any such director, employee or officer,
(v) any damage, destruction or loss, whether or not covered by insurance, that has a Material Adverse Effect on the Company or (vi) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities or results of operations, except insofar as may have been required by a change in GAAP or other applicable law or regulation. The foregoing representation and warranty shall not be deemed to be inaccurate as of the Closing Date solely by reason of any action described in clauses (i)-(xiii) of Section 5.01 that is taken by the Company or any of its subsidiaries after the date of this Agreement with the consent of Parent.

     (h) Litigation. Except as disclosed in the Filed SEC Documents, there is no suit, action or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries (and the Company is not aware of any basis for any such suit, action or proceeding that is considered by the Company probable of assertion and which if asserted would have a reasonable probability of an unfavorable outcome) that, individually or in the aggregate, would (i) have a Material Adverse Effect on the Company, (ii) materially impair the ability of the Company to perform its obligations under this Agreement or (iii) prevent the consummation of any of the Transactions, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company or any of its subsidiaries having any such effect.

     (i) Absence of Changes in Benefit Plans. Except as disclosed in the Filed SEC Documents, since the date of the most recent financial statements included in the Filed SEC Documents, there has not been any adoption or amendment in any material respect by the Company or any of its subsidiaries of any collective bargaining agreement, employment agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of the Company or any of its subsidiaries (collectively, 'Benefit Plans'). Except as disclosed in the Filed SEC Documents, there exist no material employment, consulting, severance, termination or indemnification agreements, arrangements or understandings between the Company or any of its subsidiaries and any current or former employee, officer or director of the Company or any of its subsidiaries.

     (j) ERISA Compliance. (i) Schedule 4.01(j) contains a list and brief description of all 'employee pension benefit plans' (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ('ERISA')) (sometimes referred to herein as 'Pension Plans'), 'employee welfare benefit plans' (as defined in Section 3(1) of ERISA) and all other Benefit Plans maintained, or contributed to, by the Company or any of its subsidiaries for the benefit of any current or former employees, officers or directors of the Company or any of its subsidiaries. The Company has made available to Parent true, complete and correct copies of (v) each Benefit Plan (or, in the case of any unwritten Benefit Plans, descriptions thereof), (w) the most recent annual report on Form 5500 filed with the Internal Revenue Service with respect to each Benefit Plan (if any such report was required), (x) the most recent summary plan description for each Benefit Plan for which such summary plan description is required, (y) each trust agreement and group annuity contract relating to any Benefit Plan and (z) the most recent actuarial or financial valuation prepared with respect to any Benefit Plan.

          (ii) Except as disclosed in Schedule 4.01(j), all Pension Plans have been the subject of determination letters from the Internal Revenue Service to the effect that such Pension Plans are qualified and exempt from Federal income taxes under Sections 401(a) and 501(a), respectively, of the Internal Revenue Code of 1986, as amended (the 'Code'), and no such determination letter has been revoked nor, to the knowledge of the Company, has revocation been threatened, nor has any such Pension Plan been amended since the date of its most recent determination letter or application therefor in any respect that would adversely affect its qualification or materially increase its costs. Each Benefit Plan has been operated in material compliance with the provisions of all applicable laws, including ERISA and the Code.

          (iii) No Pension Plan that the Company or any of its subsidiaries maintains, or to which the Company or any of its subsidiaries is obligated to contribute, other than any Pension Plan that is a 'multiemployer plan' (as such term is defined in Section 4001(a)(3) of ERISA) (collectively, the 'Multiemployer Pension Plans'), had, as of the respective last annual valuation date for each such Pension Plan, an 'unfunded benefit liability' (as such term is defined in Section 4001(a)(18) of ERISA), based on actuarial assumptions which have been furnished to Parent. None of the Pension Plans has an 'accumulated funding deficiency' (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived. None of the Company, any of its subsidiaries, any officer of the Company or any of its subsidiaries, any trustee of any trust created under any of the Benefit Plans or any other fiduciary with responsibilities with respect to such trusts has engaged in a 'prohibited transaction' (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) involving a Benefit Plan that is subject to ERISA (including the Pension Plans) or any other breach of fiduciary responsibility that could subject the Company, any of its subsidiaries or any officer of the Company or any of its subsidiaries to the tax or penalty on prohibited transactions imposed by such Section 4975 or to any liability under Section 502(i) or (l) of ERISA. Neither any of such Benefit Plans nor any trusts created thereunder has been terminated, nor has there been any 'reportable event' (as that term is defined in Section 4043 of ERISA) with respect thereto, during the last five years. Neither the Company nor any of its subsidiaries has suffered or otherwise caused a 'complete withdrawal' or a 'partial withdrawal' (as such terms are defined in Section 4203 and Section 4205, respectively, of ERISA) since the effective date of such Sections 4203 and 4205 with respect to any of the Multiemployer Pension Plans.

          (iv) There are no pending claims or suits, or to the knowledge of the Company, investigations or threatened claims, suits or investigations regarding the Benefit Plans (other than claims for benefits in the ordinary course).

          (v) Except as disclosed in Schedule 4.01(j), the consummation of the Transactions (either alone or with any other event) shall not entitle any director or employee of the Company or any of its subsidiaries to additional compensation or benefits or accelerate the vesting, payment or funding of any compensation or benefits.

          (vi) Neither the Company nor any entity required to be treated with the Company as a single employer under Section 414 of the Code has any material unsatisfied liability under Title IV of ERISA.

          (vii) With respect to any Benefit Plan that is an employee welfare benefit plan, except as disclosed in Schedule 4.01(j), (x) each such Benefit Plan that is a 'group health plan', as such term is defined in
     Section 5000(b)(1) of the Code, complies in all material respects with the applicable requirements of Section 4980B(f) of the Code and (y) each such Benefit Plan (including any such Plan covering retirees or other former employees) may be amended or terminated without material liability to the Company or any of its subsidiaries on or at any time after the consummation of the Merger upon not more than 30 days' notice to the participants in such Benefit Plan.

     (k) Taxes. Except as set forth on Schedule 4.01(k), (i) each of the Company and each of its subsidiaries has timely filed all material tax returns and reports required to be filed by it, and as of the time of filing, each such return was true, complete and correct in all material respects; (ii) each of the Company and each of its subsidiaries has timely paid (or the Company has paid on its behalf) all material taxes in respect of such tax returns and all other material taxes; (iii) the most recent financial statements contained in the Filed SEC Documents reflect an adequate reserve (other than a reserve for deferred income taxes established to reflect differences between book basis and tax basis of assets and liabilities) for all material taxes payable by the Company and its subsidiaries for all taxable periods and portions thereof through the date of such financial statements; (iv) no deficiencies for any taxes have been proposed, asserted or assessed against the Company or any of its subsidiaries, and no requests for waivers of the time to assess any such taxes are pending; (v) to the knowledge of the Company, the Federal income tax returns of V Corp. and each of its subsidiaries consolidated in such returns have been examined by and settled with the United States Internal Revenue Service for all years through 1993; (vi) to the knowledge of the Company, all material assessments for taxes due with respect to such completed and settled examinations or any concluded litigation have been fully and timely paid; (vii) there are no material Liens for taxes (other than for current taxes not yet due and payable) on the assets of the Company or any of its subsidiaries; (viii) no Federal or state income tax returns of the Company or any of its subsidiaries with respect to a taxable period beginning on or after August 20, 1996 have ever been (and no such returns are currently being) examined by the United States Internal Revenue Service or any state taxing authority; and (ix) neither the Company nor any of its subsidiaries is bound by any agreement or arrangement with respect to taxes, other than the Tax Sharing Agreement dated August 20, 1996 (the 'Tax Sharing Agreement'), by and between V Corp. and the Company. As used in this Agreement, 'taxes' shall include all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, foreign, Federal or other body, or in connection with any agreement with respect to taxes, including all interest, penalties and additions imposed with respect to such amounts, and 'tax return' shall mean all Federal, state, local, provincial and foreign tax returns, forms and information returns and any amended tax return relating to taxes.

     (l) No Excess Parachute Payments; Waiver of Severance and Other
Payments.  (i) Other than payments that may be made to the persons listed on
Schedule 4.01(l) (the 'Primary Executives'), any amount that could be received (whether in cash or property or the vesting of property) as a result of any of the Transactions by any employee, officer or director of the Company or any of its affiliates who is a 'disqualified individual' (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any employment, severance or termination agreement, other compensation arrangement or Benefit Plan currently in effect would not be characterized as an 'excess parachute payment' (as such term is defined in Section 280G(b)(1) of the Code). Set forth in
Schedule 4.01(l) is (i) the maximum amount that could be paid to each Primary Executive as a result of the Transactions under all employment, severance and termination agreements, other compensation arrangements and Benefit Plans currently in effect and (ii) the 'base amount' (as such term is defined in Section 280G(b)(3) of the Code) for each Primary Executive calculated as of the date of this Agreement.

          (ii) No director or officer of the Company has any right to receive any severance or other payment as a result of the Transactions under any employment, severance or termination agreement, other compensation arrangement or benefit plan currently in effect, except that upon the consummation of the Merger (i) all outstanding Company Stock Options (other than Rollover Options (as defined in Section 6.05(d)) will become immediately exercisable and (ii) all restrictions applicable to outstanding Restricted Shares will immediately lapse.

     (m) Voting Requirements. (i) The affirmative vote of the holders of a majority of the outstanding shares of Common Stock approving this Agreement (the 'Company Stockholder Approval') is the only vote of the holders of any class or series of the Company's capital stock necessary to approve this Agreement and the Transactions.

     (n) Approval by Board; State Takeover Statutes; Opinion of the Company's Financial Advisor. The Board of Directors of the Company, at a meeting duly called and held, acting on the recommendation of the special committee of disinterested directors of such Board of Directors (the 'Special Committee'), duly adopted resolutions (i) approving this Agreement, the Merger and the other Transactions, (ii) determining that the terms of the Merger and the other Transactions are fair to and in the best interests of the Company and its stockholders and (iii) recommending that the Company's stockholders adopt this Agreement. Such resolutions are sufficient to render inapplicable to this Agreement and the other Operative Agreements, the Merger and the other Transactions the provisions of Section 203 of the DGCL. To the Company's knowledge, no other state takeover statute or similar statute or regulation applies or purports to apply to the Company with respect to this Agreement and the other Operative Agreements, the Merger or the Transactions. The Company hereby represents that the Board of Directors of the Company has received the opinion of BT Alex. Brown Incorporated, dated the date of this Agreement, to the effect that, as of such date, the Merger Consideration to be received in the Merger by the holders of Common Stock (other than certain affiliates of the Company who will be continuing stockholders) is fair to such holders from a financial point of view, and a complete and correct signed copy of such opinion will be delivered by the Company to Parent promptly after receipt thereof by the Company.

     (o) Rights Agreement. The Company has taken all necessary action to (i) render the Rights inapplicable to the Merger and the other Transactions and (ii) ensure that (y) neither Parent nor any of its affiliates is or becomes an Acquiring Person (as defined in the Rights Agreement) as a result of the execution and delivery of this Agreement or the announcement or consummation of the Merger or any of the other Transactions and (z) the Separation Time (as defined in the Rights Agreement) does not occur by reason of the execution and delivery of this Agreement or the announcement or consummation of the Merger or any of the other Transactions.

     (p) Compliance with Laws. Neither the Company nor any of its subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity applicable to its business or operations, including, without limitation, with respect to any services reimbursable under the Medicare, Medicaid, or any other Federal or state funded health care program, except for violations and failures to comply that would not, individually or in the aggregate, result in a Material Adverse Effect on the Company.

     (q) Contracts. Except as disclosed in the Filed SEC Documents, there are no contracts or agreements that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole. Neither the Company nor any of its subsidiaries is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other contract, agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect on the Company.

     (r) Transactions with Affiliates. As of the date hereof, except in connection with the Transactions or as disclosed on Schedule 4.01(r) or in the Filed SEC Documents, (i) there are no material outstanding amounts payable to or receivable from, or material advances by the Company or any of its subsidiaries to, and neither the Company nor any of its subsidiaries is otherwise a material creditor of or debtor to, V Corp. or any of its affiliates or any officer, director or employee of the Company and (ii) neither the Company nor any of its subsidiaries is a party to any transaction, agreement, arrangement or understanding with V Corp. or any of its affiliates or any officer, director or employee of the Company, other than, with respect to clauses (i) and (ii), in the case of officers, directors and employees, items arising out of the ordinary course of employment with the Company.

     (s) Properties. (i) Schedule 4.01(s)(i) sets forth a complete and accurate list and the address of all material real property and interests in real property owned in fee by the Company and the subsidiaries (individually, an 'Owned Property'). Schedule 4.01(s)(i) also sets forth a complete list of all material real property and interests in real property leased by the Company and the subsidiaries (individually, a 'Leased Property'). An Owned Property or Leased Property is sometimes referred to herein, individually, as a 'Company Property' and, collectively, as 'Company Properties'.

          (ii) The Company or one of its subsidiaries has good and insurable fee title to the Owned Properties, subject to (i) Permitted Liens, (ii) all matters of record and all matters which would be shown by a current survey or inspection of Owned Properties, (iii) all matters disclosed in the Filed SEC Documents and (iv) all other matters which, in the case of clauses
     (ii)-(iv) above, do not, individually or in the aggregate, (x) interfere materially with the ordinary conduct of any Owned Property or the business of the Company and its subsidiaries as a whole or (y) detract materially from the value or usefulness of the Owned Properties to which they apply. Set forth on Schedule 4.01(s)(ii) is a list of all title insurance policies which the Company has in its possession for the Owned Properties. To the knowledge of the Company, such title insurance policies reflect material title exceptions and other matters relating to the Owned Properties as of the effective date of the policies and surveys. Since May 1, 1996, the Company has not created or consented to the creation of any title matters for the Owned Properties which it believes does or will materially and adversely affect the current use of the Owned Properties, other than Permitted Liens or as disclosed in the Filed SEC Documents or on Schedule 4.01(s)(ii). With respect to the Leased Properties in which a leasehold estate is created under applicable law, the Company or one of its subsidiaries is the holder of good and valid title to such leasehold estate (or, with respect to any other Leased Properties, has the interest of the lessee under the applicable leases), and such party has not assigned, transferred, or encumbered its interest in the leases in any material way, except for (i) Permitted Liens, (ii) all matters of record and all matters which would be shown by a current survey or inspection of the Leased Properties, (iii) all matters disclosed in the Filed SEC Documents, and
     (iv) all other matters which, in the case of clauses (ii)-(iv) above, do not, individually or in the aggregate, (x) interfere materially with the ordinary conduct of any Leased Property or the business of the Company and its subsidiaries as a whole or (y) detract materially from the value or usefulness of the Leased Properties to which they apply. To the knowledge of the Company, the uses currently existing with respect to the Company Properties are permitted under applicable zoning laws. The Company has made available to Parent for its review originals or copies of all title insurance policies, material exceptions referenced in such policies, surveys and title reports which the Company has in its possession for the Owned Properties.

          (iii) Schedule 4.01(s)(iii) contains a complete and accurate description of any noncompliance by any Company Property, to the Company's knowledge, with any law, ordinance, code, health and safety regulation or insurance requirement other than such noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

          (iv) Except as set forth in Schedule 4.01(s)(iv), there are no outstanding or, to the Company's knowledge, threatened requirements by any insurance company which has issued an insurance policy covering any Company Property, or by any board of fire underwriters or other body exercising similar functions, requiring any repairs or alterations to be made to any Company Property that would, individually or in the aggregate, (x) interfere materially with the ordinary conduct of any Company Property or the business of the Company and its subsidiaries as a whole or (y) detract materially from the value or usefulness of the Company Properties to which they apply.

          (v) Schedule 4.01(s)(v) contains a list of each Company Property which consists of or includes undeveloped land or which is in the process of being developed or redeveloped (collectively, the 'Development Properties') and a brief description of the development or redevelopment intended by the Company or any subsidiary to be carried out or completed thereon (collectively, the 'Projects'). The Company has made available to Parent all feasibility studies, soil tests, due diligence reports and other studies, tests or reports performed by or for the Company at any time since the Company's initial public offering which relate to the Development Properties or the Projects.

          (vi) The Company and each of its subsidiaries have good and marketable title to all the personal and non-real properties and assets reflected in their books and records as being owned by them, free and clear of all Liens, except for (i) Permitted Liens, (ii) Liens created in connection with the Credit Agreement and described in Schedule 4.01(s)(i), (iii) all matters disclosed in the Filed SEC Documents, and (iv) all other matters which, in the case of clauses (iii) and (iv) above, do not, individually or in the aggregate, interfere materially with the ability of the Company and its subsidiaries to conduct their businesses, taken as a whole, as currently conducted.

     (t) Environmental Matters. (i) Except as set forth in the Filed SEC Documents or as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, neither the Company nor any of its subsidiaries has (x) placed, held, located, released, transported or disposed of any Hazardous Substances (as defined below) on, under, from or at any of the Company Properties or any other properties, (y) any knowledge of the presence of any Hazardous Substances on, under or at any of the Company Properties or any other property but arising from the Company Properties, or (z) during the preceding five years, received any written notice (A) of any violation of any statute, law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity relating to any matter of pollution, protection of the environment, environmental regulation or control or regarding Hazardous Substances on or under any of the Company Properties or any other properties (collectively, 'Environmental Laws'), (B) of the institution or pendency of any suit, action, claim, proceeding or investigation by any Governmental Entity or any third party in connection with any such violation (collectively, 'Environmental Claims'),
(C) requiring the response to or remediation of Hazardous Substances at or arising from any of the Company Properties or any other properties, or (D) demanding payment for response to or remediation of Hazardous Substances at or arising from any of the Company Properties or any other properties, except in each case for the notices set forth in Schedule 4.01(t). For purposes of this Agreement, the term 'Hazardous Substance' shall mean any toxic or hazardous materials or substances, including asbestos, buried contaminants, chemicals, flammable explosives, radioactive materials, petroleum and petroleum products and any substances defined as, or included in the definition of, 'hazardous substances', 'hazardous wastes', 'hazardous materials' or 'toxic substances' under any Environmental Law.

          (ii) Except as set forth in the Filed SEC Documents or Schedule 4.01(t), no Environmental Law imposes any obligation upon the Company or its subsidiaries arising out of or as a condition to any transaction contemplated by this Agreement, including, without limitation, any requirement to modify or to transfer any permit or license, any requirement to file any notice or other submission with any Governmental Entity, the placement of any notice, acknowledgment or covenant in any land records, or the modification of or provision of notice under any agreement, consent order or consent decree, except for obligations that, individually or in the aggregate, would not have a Material Adverse Effect on the Company. Except as set forth in the Filed SEC Documents, or Liens that, individually or in the aggregate, would not have a Material Adverse Effect on the Company, no Lien has been placed upon any of the Company's or its subsidiaries' properties under any Environmental Law.

     (u) Labor Matters. Except as set forth in Schedule 4.01(u), there are no collective bargaining or other labor union agreements to which the Company or any of its subsidiaries is a party or by which any of them is bound. To the knowledge of the Company, since January 1, 1993, neither the Company nor any of its subsidiaries has encountered any labor union organizing activity, or had any actual or threatened employee strikes, work stoppages, slowdowns or lockouts. There are no pending or, to the knowledge of the Company, threatened, claims, suits, grievances or investigations regarding the compliance by the Company or its subsidiaries with any federal, state or local labor or wage law or regulations, except for any claims, suits, grievances or investigations that, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

     (v) Brokers. No broker, investment banker, financial advisor or other person, other than BT Alex. Brown Incorporated, the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company. The Company has furnished to Parent a true and complete copy of all agreements between the Company and BT Alex. Brown Incorporated relating to the Merger and the other Transactions.

     (w) Compliance with Law.

          (i) Licenses and Permits. The Company and each of its subsidiaries has obtained, maintains in force, and has provided copies to Parent of all material licenses, permits, certificates of authority, orders and waivers required from any Governmental Entity ('Permits') to operate or manage, as the case may be, their respective businesses in the manner in which they are currently operated and to occupy, operate and use any buildings, improvements, fixtures and equipment owned or leased in connection with the operation of all operational assisted living facilities, independent living facilities, home health agencies and skilled nursing facilities of the Company and its subsidiaries. Except as specified in Schedule 4.01(w), all of the Permits referenced in the foregoing sentence have been issued in the name of the Company or the applicable subsidiary having an ownership, leasehold, management or operational interest in the facilities referenced therein. No such permits of the Company or any of its subsidiaries have been suspended, canceled or terminated and, to the knowledge of the Company, no suspension, cancelation or termination of any such Permit is threatened or imminent. To the knowledge of the Company, each employee of the Company and each of its subsidiaries has obtained and maintains in force all licenses, permits or similar authorizations required to authorize such employee to perform his or her duties on behalf of the Company and its subsidiaries with only such exceptions that individually and in the aggregate would not have a Material Adverse Effect on the Company.

          (ii) Billing. The Company and each of its subsidiaries has complied in all material respects with all applicable Medicare and all other third party billing policies, procedures, limitations and restrictions, and there is no pending or, to the knowledge of the Company, threatened recoupment or penalty action or proceeding against the Company or any of its subsidiaries under the Medicare program or any other third party payor program except for such noncompliance, actions or proceedings that individually or in the aggregate would not have a Material Adverse Effect on the Company.

          (iii) No Kickbacks. Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer or employee of the Company or any of its subsidiaries acting for or on behalf of the Company or any of its subsidiaries, has paid or caused to be paid, directly or indirectly, in connection with the business of the Company or any of its subsidiaries, (i) any bribe, kickback or other similar payment to any Governmental Entity or any agent of any supplier or customer, except for payments to V. Corp and its affiliates that were in compliance with applicable law, or (ii) any contribution to any political party or candidate (other than from personal funds of directors, officers or employees not reimbursed by their respective employers or in compliance with applicable law).

          (iv) No Investigations. To the knowledge of the Company, neither the Company nor any of its subsidiaries is the subject of any investigation, proceeding or other action, nor has any investigation, proceeding or other action been threatened by any Governmental Entity or other person, regarding noncompliance with any law, and no reasonable basis exists for any such investigation or prosecution which would have a Material Adverse Effect on the Company.

     SECTION 4.02. Representations and Warranties of Parent and Sub. Parent and Sub represent and warrant to the Company as follows:

     (a) Organization, Standing and Corporate Power. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to carry on its business as now being conducted.

     (b) Authority; Noncontravention. Parent and Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the Transactions. The execution and delivery by Parent and Sub of the Operative Agreements to which they are parties and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Sub. This Agreement has been duly executed and delivered by Parent and Sub and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or in law). The execution and delivery by Parent and Sub of the Operative Agreements to which they are parties do not, and the consummation of the Transactions and compliance with the provisions of the Operative Agreements will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent or Sub under, (i) the certificate of incorporation or by-laws (or other comparable organizational documents) of Parent or Sub, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent or Sub or their respective properties or assets or (iii) except for the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or Sub, other than, in the case of clauses (ii) or (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a Material Adverse Effect on Parent, (y) materially impair the ability of Parent and Sub to perform their respective obligations under this Agreement or (z) prevent or materially delay the consummation of any of the Transactions. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or Sub in connection with the execution and delivery by Parent or Sub of the Operative Agreements to which they are parties or the consummation by Parent or Sub, as the case may be, of any of the Transactions, except for (i) the filing of a premerger notification and report form under the HSR Act, (ii) the filing with the SEC of the Proxy Materials and such reports under Sections 13 and 16(a) of the Exchange Act as may be required in connection with the Operative Agreements and the Transactions, (iii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business,
(iv) such filings as may be required in connection with the taxes described in
Section 6.10 and (v) such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the 'takeover' or 'blue sky' laws of various states.

     (c) Information Supplied. None of the information supplied or to be supplied by Parent or Sub for inclusion or incorporation by reference in the Proxy Materials will, at the respective times they are first published, sent or given to the Company's stockholders, or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     (d) Brokers. No broker, investment banker, financial advisor or other person, other than Lazard Freres & Co. LLC, the fees and expenses of which will be paid by Parent, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent or Sub.

     (e) Financing. At the Effective Time of the Merger, Parent and Sub will have available all of the funds necessary for the acquisition of all shares of Common Stock pursuant to the Merger, and to perform their respective obligations under this Agreement.

     (f) Management Arrangements. Parent has provided the Board of Directors of the Company with a summary of the terms of all contracts, agreements and other arrangements proposed to be entered into between the Surviving Corporation (or any of its affiliates) and any of the officers, directors and employees of the Company (or any of its affiliates), and the Surviving Corporation shall not enter into any such contracts, agreements or arrangements on terms that are more favorable to such officers, directors and employees than those set forth in such summary.

     (g) Financial Statements.

          (i) To the knowledge of Parent, (A) the financial statements of Parent for the year ended December 31, 1997 previously delivered to the Company by Parent ('Parent Financial Statements') comply as to form in all material respects with applicable accounting requirements and (if applicable) the published rules of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Parent and its subsidiaries, as of the dates thereof and the consolidated financial position of Parent and its subsidiaries, as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, and (B) except as set forth in the Parent Financial Statements, Parent and its subsidiaries had no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) at December 31, 1997 required by GAAP to be set forth on a consolidated balance sheet of the Parent and its consolidated subsidiaries or in the notes thereto and which have a Material Adverse Effect on Parent.

          (ii) Concurrently with the acquisition of Parent by Prometheus Senior Quarters LLC ('Prometheus'), Prometheus contributed in excess of $175 million to the equity capital of Prometheus Acquisition Corp., which merged with and into Parent on April 7, 1998 (the 'Equity Contribution'). To the knowledge of Parent, between December 31, 1997 and the time of such contribution (the 'Contribution Date'), Parent did not suffer any Material Adverse Change or incur any liability or obligation required by GAAP to be set forth on a consolidated balance sheet of Parent and its consolidated subsidiaries or in the notes thereto which would have a Material Adverse Effect on Parent, other than (i) liabilities and obligations for transaction-related expenses incurred in connection with the acquisition of Parent by Prometheus and (ii) other liabilities and obligations in an aggregate amount not in excess of $25 million.

          (iii) Between the Contribution Date and the date of this Agreement, Parent (A) did not (a) suffer any Material Adverse Change or (b) incur any liability or obligation required by GAAP to be set forth on a consolidated balance sheet of Parent and its consolidated subsidiaries or in the notes thereto which would have a Material Adverse Effect on Parent (other than (x) liabilities and obligations for transaction-related expenses incurred in connection with the acquisition of Parent by Prometheus and (y) other liabilities and obligations in an aggregate amount not in excess of $25 million), or (B)(y) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock or other equity interests (including any distribution of any portion of the Equity Contribution to any person), or (z) purchase, redeem or otherwise acquire any shares of capital stock of Parent or any of its subsidiaries or any other securities thereof any rights, warrants or options to acquire any such shares or other securities or interests.

     (h) Sub; No Prior Activities. Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement. As of the date hereof and the Effective Time of the Merger, except for obligations or liabilities incurred in connection with its organization or to be incurred in connection with the consummation of the Transactions, Sub has not incurred any obligations or liabilities or engaged in any business activity of any type of any kind whatsoever or entered into agreements or arrangements with any person, other than the Operative Agreements.

     (i) Certain Actions by Parent. During the period of time from the date of this Agreement until the Effective Time of the Merger, Parent shall not, and shall not permit any of its subsidiaries to, (i) pay any extraordinary dividend, make any extraordinary redemption of any equity securities or make any other extraordinary distribution of cash or other property to its securityholders or
(ii) sell, transfer or otherwise dispose any of its assets out of the ordinary course of business unless it receives consideration equal to the fair market value of such assets (as determined in good faith by the board of directors of Parent).

                                   ARTICLE V
                   Covenants Relating to Conduct of Business

     SECTION 5.01. Conduct of Business. (a) Ordinary Course. During the period from the date of this Agreement to the Effective Time of the Merger, the Company shall, and shall cause its subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, use all reasonable efforts to preserve intact their current business organizations, keep available the services of their current officers and employees and preserve their relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time of the Merger, the Company shall not, and shall not permit any of its subsidiaries to:

          (i) (x) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, other than dividends and distributions by any direct or indirect wholly owned subsidiary of the Company to its parent, (y) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (z) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

          (ii) issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities (other than (1) the issuance of Common Stock (and associated Rights) upon the exercise of Company Stock Options outstanding on the date of this Agreement in accordance with their present terms and (2) the issuance of Common Stock (and associated Rights) upon the exercise of Convertible Sub Notes in accordance with their terms);

          (iii) amend its certificate of incorporation, by-laws or other comparable charter or organizational documents;

          (iv) acquire or agree to acquire (x) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or (y) any assets that are material, individually or in the aggregate, to the Company and its subsidiaries taken as a whole, except purchases of inventory (other than real property) in the ordinary course of business consistent with past practice;

          (v) (A) grant to any employee, officer or director of Company or any of its subsidiaries any increase in compensation, except in the ordinary course of business consistent with prior practice or to the extent required under employment agreements in effect as of the date of the most recent financial statements included in the Filed SEC Documents, (B) grant to any employee, officer or director of Company or any of its subsidiaries any increase in severance or termination pay, except to the extent required under any agreement in effect as of the date of the most recent financial statements included in the Filed SEC Documents, (C) enter into any employment, consulting, indemnification, severance or termination agreement with any such employee having an annual salary greater than $75,000, officer or director, (D) establish, adopt, enter into or amend in any material respect any collective bargaining agreement or Benefit Plan or (E) take any action to accelerate any material rights or benefits, or make any material determinations not in the ordinary course of business consistent with prior practice, under any collective bargaining agreement or Benefit Plan, except as otherwise required by applicable law or regulation;

          (vi) make any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company, except insofar as may have been required by a change in GAAP or other applicable laws or regulations;

          (vii) sell, lease, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of properties or assets of the Company and its subsidiaries having a fair market value in excess of $50,000, except sales or inventory (other than real property) in the ordinary course of business consistent with past practice;

          (viii) (y) incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any 'keep well' or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, other than any guarantee of indebtedness or debt securities of Elder Healthcare Developers, LLC (including through the issuance of letters of credit) in an aggregate amount not to exceed $10,000,000, or (z) make any loans, advances or capital contributions to, or investments in, any other person, other than to the Company or any direct or indirect wholly owned subsidiary of the Company, in the case of clause (y) or (z) above is in an amount which exceeds $50,000;

          (ix) make or agree to make any new capital expenditure or expenditures which, individually, is in excess of $500,000 or, in the aggregate, are in excess of $5,000,000;

          (x) make any material tax election, amend any material tax return or settle or compromise any material tax liability or refund;

          (xi) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than required payments of interest under the terms of the Convertible Sub Notes or the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Company included in the Filed SEC Documents or incurred in the ordinary course of business consistent with past practice, or waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement to which the Company or any of its subsidiaries is a party;

          (xii) except as part of the Transactions as contemplated by this Agreement, enter into any transaction, agreement, arrangement or understanding with V Corp. or any of its affiliates; or

          (xiii) authorize any of, or commit or agree to take any of, the foregoing actions (it being understood and agreed that the Company shall not be deemed to have breached the foregoing covenant by virtue of the Company's obligation to repurchase the Convertible Sub Notes at the election of the holders thereof following the consummation of the Merger in accordance with the 'Change of Control' provisions of the Indenture).

     (b) Other Actions. The Company shall not, and shall not permit any of its subsidiaries to, take any action that would, or that could reasonably be expected to, result in (i) any of the representations and warranties of the Company set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) except as otherwise permitted by Section 5.02, any of the conditions to the Merger set forth in
Article VII not being satisfied.

     (c) Advice of Changes. The Company shall promptly advise Parent orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen, would have, a Material Adverse Effect on the Company.

     SECTION 5.02. No Solicitation. (a) The Company shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director or employee of, or any investment banker, attorney or other advisor or representative of, the Company or any of its subsidiaries to, (i) directly or indirectly solicit, initiate, or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or
(iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal; provided, however, that, prior to the adoption of this Agreement by the stockholders of the Company, to the extent required by the fiduciary obligations of the Board of Directors of the Company, as determined in good faith by a majority of the disinterested members thereof based on the advice of outside counsel, the Company may (x) in response to an unsolicited request therefor, participate in discussions or negotiations with, or furnish information with respect to the Company pursuant to a customary confidentiality agreement (as determined by the Company's independent counsel) to, any person in connection with any takeover proposal or potential takeover proposal or (y) issue a press release or other public announcement disclosing the receipt by the Company of any takeover proposal.

Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any executive officer of the Company or any of its subsidiaries or any investment banker, attorney or other advisor or representative of the Company or any of its subsidiaries, whether or not such person is purporting to act on behalf of the Company or any of its subsidiaries or otherwise, shall be deemed to be a breach of this Section 5.02(a) by the Company. For purposes of this Agreement, 'takeover proposal' means any proposal for a merger or other business combination involving the Company or any of its Significant Subsidiaries, any proposal for the issuance by the Company of additional equity securities equal to 20% or more of the outstanding equity securities of the Company as consideration for the assets or securities of another person or any proposal or offer to acquire in any manner, directly or indirectly, additional equity securities equal to 20% or more of the outstanding equity securities of the Company, or 20% or more of the assets of the Company (and, with respect to assets, its subsidiaries, taken as a whole), other than the Transactions.

     (b) Neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Sub, the approval or recommendation by such Board of Directors or any such committee of this Agreement or the Merger or (ii) approve or recommend, or propose to approve or recommend, any takeover proposal. Notwithstanding the foregoing, the Board of Directors of the Company (or any committee thereof), to the extent required by the fiduciary obligations thereof, as determined in good faith by a majority of the disinterested members thereof based on the advice of outside counsel, may approve or recommend (and, in connection therewith, withdraw or modify its approval or recommendation of this Agreement and the Merger) another takeover proposal; provided, however that the Board of Directors of the Company (or any committee thereof) may not approve or recommend another takeover proposal, or withdraw or modify its approval or recommendation of this Agreement, the Merger and the Transactions until 48 hours after Parent shall have received the written notice set forth in Section 5.02(c) below with respect to such takeover proposal.

     (c) The Company promptly shall advise Parent orally and in writing, within 24 hours of receipt of any takeover proposal or any inquiry with respect to or which could reasonably be expected to lead to any takeover proposal, and the material terms and conditions of such proposal or inquiry (including any change to the material terms of any such takeover proposal or inquiry).

                                   ARTICLE VI
                             Additional Agreements

     SECTION 6.01. Preparation of Proxy Materials. (a) As soon as practicable following the execution of this Agreement, the Company will prepare and file with the SEC a preliminary Proxy Statement and a Rule 13e-3 Transaction Statement on Schedule 13E-3 (together with all amendments and supplements thereto, the 'Schedule 13E-3'; the Proxy Statement and the Schedule 13E-3 are collectively referred to herein as the 'Proxy Materials'). The Company will use its best efforts to respond to any comments of the SEC or its staff and to cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after such filing. The Company will notify Parent promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Materials or for additional information and will supply Parent with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Materials or the Merger. If at any time prior to the adoption of this Agreement by the Company's stockholders there shall occur any event that should be set forth in an amendment or supplement to the Proxy Materials, the Company will promptly prepare and mail to its stockholders such an amendment or supplement. The Company will not mail any Proxy Materials or any amendment or supplement thereto if Parent reasonably objects thereto. Each of the Company, Parent and Sub agrees promptly to correct any information provided by it for use in the Proxy Materials if and to the extent that such information shall have become false or misleading in any material respect, and the Company further agrees to take all steps necessary to amend or supplement the Proxy Materials and to cause the Proxy Materials as so amended or supplemented to be filed with the SEC and to be disseminated to the Company's stockholders, in each case as and to the extent required by applicable Federal securities laws. The Company agrees to provide Parent, Sub and their counsel copies of any written comments the Company or its counsel may receive from the SEC or its staff with respect to the Proxy Materials promptly after the receipt of such comments.

     (b) Subject to any necessary SEC approvals of the Proxy Materials, the Company will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the 'Stockholders Meeting') for the purpose of approving this Agreement and the Transactions. The Company will, through its Board of Directors or a committee thereof, recommend to its stockholders approval of this Agreement and the Transactions, except to the extent that the Board of Directors of the Company or a committee thereof shall have withdrawn or modified its approval or recommendation of this Agreement or the Merger as permitted by Section 5.02(b). Without limiting the generality of the foregoing, except as otherwise provided herein the Company agrees that its obligations pursuant to the first sentence of this Section 6.01(b) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of any takeover proposal or (ii) the withdrawal or modification by the Board of Directors of the Company of its approval or recommendation of this Agreement or the Merger.

     SECTION 6.02. Access to Information; Confidentiality. The Company shall, and shall cause each of its subsidiaries to, afford to Parent, and to Parent's officers, employees, accountants, counsel, financial advisers and other representatives, reasonable access during normal business hours during the period prior to the Effective Time of the Merger to all their respective properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause each of its subsidiaries to, furnish promptly to Parent (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities laws and (b) all other information concerning its business, properties and personnel as Parent may reasonably request. All such information shall be held in accordance with the confidentiality agreement (the 'Confidentiality Agreement') dated February 2, 1998, as amended.

     SECTION 6.03. Reasonable Efforts; Notification. (a) Upon the terms and subject to the conditions set forth in this Agreement, unless, to the extent permitted by Section 5.02(b), the Board of Directors of the Company (or a committee thereof) approves or recommends another takeover proposal, each of the parties agrees to use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary notifications, registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of any of the Transactions, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of the Operative Agreements. In connection with and without limiting the foregoing, the Company and its Board of Directors shall (i) take all reasonable action necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger, any Operative Agreement or any of the other Transactions and (ii) if any state takeover statute or similar statute or regulation becomes applicable to the Merger, any Operative Agreement or any other Transaction, take all reasonable action necessary to ensure that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by the Operative Agreements and otherwise to minimize the effect of such statute or regulation on the Merger and the other Transactions. Notwithstanding the foregoing, the Board of Directors of the Company (or any committee thereof) shall not be prohibited from taking any action permitted by Section 5.02(b).

     (b) The Company shall give prompt notice to Parent, and Parent or Sub shall give prompt notice to the Company, of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or
(ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

     SECTION 6.04. Rights Agreement. (a) The Board of Directors of the Company shall take all further action (in addition to that referred to in Section 4.01(o)) reasonably requested in writing by Parent (including redeeming the Rights immediately prior to the Effective Time of the Merger or amending the Rights Agreement) in order to render the Rights inapplicable to the Merger and the other Transactions. Except as provided in this Agreement or requested in writing by Parent prior to the Stockholders Meeting, the Board of Directors of the Company shall not (i) amend the Rights Agreement or (ii) take any action with respect to, or, except as specifically permitted by Section 6.04(b), make any determination under, the Rights Agreement (including a redemption of the Rights).

     (b) If, to the extent permitted by Section 5.02(b), the Board of Directors of the Company (or a committee thereof) approves or recommends a takeover proposal, the Company may take any action in order to render the Rights inapplicable to such takeover proposal; provided, however, that the foregoing shall not permit the Company to make any determination under, or take any action with respect to, the Rights Agreement in order to render the Rights applicable to the Merger or any of the other Transactions or to redeem the Rights.

     SECTION 6.05. Stock Options. (a) Subject to Section 6.05(d), at the Effective Time of the Merger (and without any action by Board of Directors of the Company or any committee administering the Stock Plans), all outstanding stock options to purchase shares of Common Stock ('Company Stock Options') heretofore granted under any stock option or stock appreciation rights plan, program or arrangement of the Company (collectively, the 'Stock Plans'), shall be canceled in exchange for the right to receive a cash payment by the Surviving Corporation at that time of an amount equal to (i) the excess, if any, of (x) the price per share of Common Stock to be paid pursuant to the Merger over (y) the exercise price per share of Common Stock subject to such Company Stock Option, multiplied by (ii) the number of shares of Common Stock for which such Company Stock Option shall not theretofore have been exercised (the 'Option Consideration') (irrespective of whether and the extent to which any or all such options are exercisable or will be exercisable at the Effective Time). Schedule 6.05(a) identifies all Stock Plans in effect as of the date of this Agreement.

     (b) All amounts payable pursuant to this Section 6.05 shall be subject to any required withholding of taxes and shall be paid without interest. The Company shall use its commercially reasonable efforts to obtain all consents of the holders of the Company Stock Options as shall be necessary to effectuate the foregoing. Notwithstanding anything to the contrary contained in this Agreement, payment shall, at Parent's request, be withheld in respect of any Company Stock Option until all necessary consents for such Company Stock Option are obtained.

     (c) The Stock Plans shall terminate as of the Effective Time of the Merger, and the provisions in any other Benefit Plan providing for the issuance, transfer or grant of any capital stock of the Company or any interest in respect of any capital stock of the Company shall be deleted as of the Effective Time of the Merger, and the Company shall ensure that following the Effective Time of the Merger no holder of a Company Stock Option or any participant in any Stock Plan or other Benefit Plan shall have any right thereunder to acquire any capital stock of the Surviving Corporation except as set forth in Section 6.05(d).

     (d) Notwithstanding anything the contrary contained herein, the provisions of Section 6.05(a) shall not apply to the Company Stock Options listed on
Schedule 6.05(d) (the 'Rollover Options'). The Rollover Options shall remain outstanding after the Effective Time of the Merger as options to acquire shares of the Surviving Corporation, except that the number of shares and the exercise price with respect thereto shall be equitably adjusted by the Board of Directors of the Surviving Corporation as of the Effective Time of the Merger in order to preserve the aggregate spread with respect to each Rollover Option. For purposes of the immediately preceding sentence, (i) the aggregate 'spread' with respect to each Rollover Option immediately prior to the Effective Time of the Merger shall be equal to the product of (x) the number of shares covered by such Rollover Option and (y) the excess of the Merger Consideration over the exercise price of such Rollover Option and (ii) the aggregate 'spread' with respect to each Rollover Option immediately following the Effective Time of the Merger shall be equal to the product of (x) the number of shares covered by such Rollover Option and (y) the excess of the fair market value of one share of Common Stock of the Surviving Corporation (as determined in good faith by the Board of Directors of the Surviving Corporation, provided that if Parent shall purchase any shares of Common Stock of the Surviving Corporation at or immediately following the Effective Time of the Merger, the fair market value of one share of Common Stock shall be deemed to be equal to the price per share paid by Parent) over the exercise price of such Rollover Option. The Rollover Options shall be subject after the

Effective Time of the Merger to the same terms and conditions that applied before the Effective Time of the Merger with the following exceptions: (i) any provision or agreement providing for the accelerated vesting of such Rollover Options as a result of the transactions contemplated by this Agreement shall not be given effect (so that the original vesting schedule shall continue to apply to such Rollover Options) and (ii) the shares of the Surviving Corporation delivered upon exercise of the Rollover Options shall be subject to the shareholder provisions set forth in the Shareholders Agreement. Before the Effective Time of the Merger, the Company shall take any reasonable actions (including obtaining any employee consent) as are necessary to implement the provisions of this Section 6.05(d). The Surviving Corporation shall adopt a stock option plan as of the Effective Time of the Merger that shall provide for the issuance of the Rollover Options and by virtue of the Merger and without the need of any further corporate action, the Surviving Corporation shall assume all obligations of the Company under the Rollover Options.

     SECTION 6.06. Benefit Plans. Except as provided in Section 6.05(c), Parent will cause the Surviving Corporation to maintain for the period from the Effective Time of the Merger through December 31, 1998 the Benefit Plans of the Company and its subsidiaries in effect on the date of this Agreement or to provide benefits to employees of the Company and its subsidiaries that are not materially less favorable in the aggregate to such employees than those in effect on the date of this Agreement. For purposes of participation, vesting and benefit accrual under any such plans, the service of the employees of Company and its subsidiaries prior to the Effective Time shall be treated as service with any employer participating in such employee benefit plans. Parent also shall cause the Surviving Corporation and its subsidiaries to honor in accordance with their terms all employment, severance, consulting and other compensation contracts, agreements and other arrangements disclosed in the Filed SEC Documents or in any schedule hereto between any of the Company or any of its subsidiaries and any current or former director, officer, or employee thereof, and all provisions for vested benefits or other vested amounts earned or accrued through the Effective Time under the Benefit Plans.

     SECTION 6.07. Indemnification. Parent and Sub agree that all rights to indemnification for acts or omissions occurring prior to the Effective Time of the Merger now existing in favor of the current or former directors or officers of the Company and its subsidiaries as provided in their respective certificates of incorporation or by-laws (or similar organizational documents) shall survive the Merger and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Time of the Merger. Parent will cause to be maintained for a period of not less than six years from the Effective Time of the Merger the Company's current directors' and officers' insurance and indemnification policy to the extent that it provides coverage for events occurring prior to the Effective Time of the Merger (the 'D&O Insurance') for all persons who are directors and officers of the Company on the date of this Agreement, so long as the annual premium therefor would not be in excess of 200% of the last annual premium paid prior to the date of this Agreement (the 'Maximum Premium'). If the existing D&O Insurance expires, is terminated or canceled during such six-year period, Parent will use all reasonable efforts to cause to be obtained as much D&O Insurance as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium, on terms and conditions no less advantageous than the existing D&O Insurance. The Company represents to Parent that the Maximum Premium is $240,720.

     SECTION 6.08. Fees and Expenses. (a) Except as provided below, all fees and expenses incurred in connection with the Merger, this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

     (b) The Company shall pay to Parent upon demand a fee of $18,209,496, payable in same day funds, plus all Expenses (as defined below) of the Company, if (i) the Company terminates this Agreement pursuant to Section 8.01(f); (ii) Parent terminates this Agreement pursuant to Section 8.01(c), provided that the breach or failure to perform by the Company giving rise to such right to terminate under Section 8.01(c) must be a deliberate breach or failure to perform with the intent of frustrating the Closing; (iii) Parent terminates this Agreement pursuant to Section 8.01(d); (iv) any person makes a takeover proposal that was not withdrawn more than ten days prior to the date of the Stockholders Meeting and thereafter this Agreement is terminated pursuant to Section 8.01(b)(i); or (v) any person makes a takeover proposal that was not withdrawn on the date 60 days prior to the Outside Date (as defined in Section 8.01(b)(ii)) and the Company Stockholder Approval is not obtained prior to termination of this Agreement. Any fee payable to Parent by the Company pursuant to this Section 6.08(b) is herein referred to as the 'Termination Fee.'

     (c) For purposes of this Agreement, the term 'Expenses' shall mean, with respect to a party hereto, all reasonable out-of-pocket fees and expenses incurred or paid by or on behalf of such party or any of its affiliates in connection with the Merger or the consummation of any of the Transactions, including all fees and expenses of counsel, investment banking firms, accountants, experts and consultants to such party or any or its affiliates and all fees and expenses of banks, investment banking firms and other financial institutions and their respective counsel, accountants and agents in connection with arranging or providing financing (collectively, the 'Expenses').

     (d) Parent shall reimburse all of the Expenses of the Company upon demand if this Agreement is terminated by the Company pursuant to Section 8.01(e).

     SECTION 6.09. Public Announcements. Parent and Sub, on the one hand, and the Company, on the other hand, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transactions, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange. The parties agree that (a) the initial press release to be issued with respect to the Transactions is set forth in Exhibit A to this Agreement, (b) such initial press release shall contain a statement to the effect that, to the extent required by the fiduciary obligations of the Board of Directors of the Company, determined in good faith by a majority of the disinterested members thereof based on the advice of outside counsel, the Company may, in response to an unsolicited request therefor, furnish information with respect to the Company to any person pursuant to an appropriate confidentiality agreement, and (c) the Company shall be entitled to prepare (in its sole discretion) and file a report on Form 8-K with the SEC pursuant to the Exchange Act describing this Agreement and the Merger and file the Operative Agreements as exhibits to such Form 8-K.

     SECTION 6.10. Transfer Taxes. Parent shall pay or cause Sub to pay any state, local, foreign or provincial sales, use, real property transfer, stock, transfer, stock or similar tax (including any interest or penalties with respect thereto) payable in connection with the consummation of the Merger (collectively, the 'Transfer Taxes'). The Company agrees to cooperate with Parent or Sub, as the case may be, in the filing of any returns with respect to the Transfer Taxes, including supplying in a timely manner a complete list of all real property interests held by the Company and its subsidiaries and any information with respect to such property that is reasonably necessary to complete such returns. The portion of the consideration allocable to the assets giving rise to such Transfer Taxes shall be agreed to by the Company and the Parent.

     SECTION 6.11. Support Agreements. Parent and Sub hereby represent and warrant to the Company that the Support Agreements, complete and correct copies of which (including all amendments or other modifications thereto) are attached hereto as Exhibits B-1 and B-2, are the only contracts, agreements, arrangements or other understandings currently in effect related to the Transactions by and among Parent and/or any of its affiliates, on the one hand, and V Corp. and/or any other stockholder of the Company, on the other hand. Parent and Sub will not (directly or indirectly) amend either or both of the Support Agreements, or enter into any other contract, agreement, arrangement or other understanding related (directly or indirectly) to the Transactions with any stockholder of the Company (record or beneficial), without the prior written consent of the Company.

     SECTION 6.12. Headquarters. Parent, Sub and Surviving Corporation hereby covenant that from and after the Effective Time of the Merger until the date that is three years after the Effective Time of the Merger, the corporate headquarters and principal offices of the Company and, after the Effective Time of the Merger, the Surviving Corporation, shall remain in the Louisville, Kentucky, metropolitan area.

                                  ARTICLE VII
                              Conditions Precedent

     SECTION 7.01. Conditions to Each Party's Obligation To Effect the
Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

     (a) Stockholder Approval. The Company shall have obtained the Company Stockholder Approval.

     (b) HSR Act. The waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired.

     (c) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that each of the parties shall have used its reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

     SECTION 7.02. Conditions to Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are further subject to the following conditions:

     (a) Representations and Warranties. There shall not exist inaccuracies in the representations and warranties of the Company set forth in the Agreement, in each case as of the Closing Date (except for representations and warranties confined to a specified date, which speak only to such date), such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a
(A) Material Adverse Effect on the Company or (B) material adverse impact on the ability of the Company (i) to perform its obligations under this Agreement or
(ii) to consummate the Merger (disregarding for purposes of such determination any exceptions for materiality or Material Adverse Effect contained in such representations and warranties so as not to 'double-count'), and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

     (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

     (c) No Litigation. There shall not be pending any suit, action or proceeding by any Governmental Entity or any other person, or before any court or governmental authority, agency or tribunal, domestic or foreign, in each case that has a reasonable likelihood of success, (i) challenging the acquisition by Parent or Sub of any shares of Common Stock, seeking to restrain or prohibit the consummation of the Merger or any of the other Transactions, or seeking to obtain from the Company, Parent or Sub any damages that are material in relation to the Company and its subsidiaries taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by the Company, Parent or any of their respective subsidiaries of any material portion of the business or assets of the Company, Parent or any of their respective subsidiaries, or to compel the Company, Parent or any of their respective subsidiaries to dispose of or hold separate any material portion of the business or assets of the Company, Parent or any of their respective subsidiaries, as a result of the Merger or any of the other Transactions, (iii) seeking to impose limitations on the ability of Parent or Sub to acquire or hold, or exercise full rights of ownership of, any shares of Common Stock, including, without limitation, the right to vote the Common Stock purchased by it on all matters properly presented to the stockholders of the Company, (iv) seeking to prohibit Parent or any of its subsidiaries from effectively controlling in any material respect the business or operations of the Company or its subsidiaries, or (v) which otherwise has a Material Adverse Effect on the Company.

     (d) Material Filings and Notices. There shall have been made by the Company and its subsidiaries, as applicable, all material filings and notifications required to be made to any Governmental Entity in connection with the Merger, and all material consents, approvals, authorizations and Permits required to be obtained by the Company and its subsidiaries from any Governmental Entity at or prior to the Effective Time of the Merger shall have been obtained.

     SECTION 7.03. Condition to Obligation of the Company. The obligation of the Company to effect the Merger is subject to the following conditions:

     (a) Parent and Sub shall have performed in all material respects all obligations to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent and Sub by their respective chief executive officers and chief financial officers to such effect.

     (b) Representations and Warranties. There shall not exist inaccuracies in the representations and warranties of Parent and Sub set forth in this Agreement, in each case as of the Closing Date (except for representations and warranties confined to a specified date, which speak only to such date), such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a (A) Material Adverse Effect on Parent or (B) material adverse impact on the ability of Parent or Sub, respectively, (i) to perform their respective obligations under this Agreement or (ii) in the case of Parent and Sub, to consummate the Merger (disregarding for purposes of such determination any exceptions for materiality or Material Adverse Effect contained in such representations and warranties so as not to 'double-count'), except as otherwise contemplated by this Agreement, and the Company shall have received a certificate signed on behalf of Parent and Sub by the chief executive officers and chief financial officers of Parent and Sub, respectively, to such effect.

     (c) Solvency Opinion. The Company shall have received a solvency letter, dated as of the Closing Date, from a nationally recognized valuation firm, as to the solvency of the Surviving Corporation after the Effective Time of the Merger, in form and substance reasonably satisfactory to the Company.

                                  ARTICLE VIII
                       Termination, Amendment and Waiver

     SECTION 8.01. Termination. This Agreement may be terminated at any time prior to the Effective Time of the Merger, whether before or after approval of matters presented in connection with the Merger by the stockholders of the
Company:

     (a) by mutual written consent of Parent, Sub and the Company;

     (b) by either Parent or the Company:

          (i) if, upon a vote at a duly held Stockholders Meeting (or any adjournment thereof), the Company Stockholder Approval shall not have been obtained;

          (ii) if the Merger is not consummated on or before October 31, 1998 (the 'Outside Date'), unless the failure to consummate the Merger is the result of a wilful and material breach of this Agreement by the party seeking to terminate this Agreement; provided, however, that the passage of such period shall be tolled for any part thereof during which any party shall be subject to a nonfinal order, decree, ruling or action restraining, enjoining or otherwise prohibiting the consummation of the Merger;

          (iii) if any Governmental Entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; or

          (iv) if any condition to the obligation of such party to consummate the Merger set forth in Section 7.02 (in the case of Parent) or 7.03 (in the case of the Company) becomes incapable of satisfaction prior to the Outside Date; provided, however, that the terminating party is not then in wilful and material breach of any representation, warranty or covenant contained in this Agreement);

     (c) by Parent, if the Company breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.02(a) or 7.02(b) and (ii) cannot be or has not been cured within 30 days after the giving of written notice to the Company of such breach (provided that Parent is not then in wilful and material breach of any representation, warranty or covenant contained in this Agreement);

     (d) by Parent:

          (i) if the Board of Directors of the Company or any committee thereof withdraws or modifies in a manner adverse to Parent its approval of recommendation of this Agreement or fails to recommend to the Company's stockholders that they give the Company Stockholder Approval, or such Board of Directors or any committee thereof resolves to take any of the foregoing actions; or

          (ii) if the Board of Directors of the Company fails to reaffirm publicly and unconditionally its recommendation to the Company's stockholders that they give the Company Stockholder Approval within five business days of Parent's written request to do so (which request may be made at any time following public disclosure of a takeover proposal, which public reaffirmation must also include the unconditional rejection of such takeover proposal);

     (e) by the Company, if either Parent or Sub breaches or fails to perform in any material respect of any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.03(a) or 7.03(b) and
(ii) cannot be or has not been cured within 30 days after the giving of written notice to Parent of such breach (provided that the Company is not then in wilful and material breach of any representation, warranty or covenant in this Agreement); or

     (f) by the Company prior to receipt of the Company Stockholder Approval in accordance with Section 8.05(b); provided, however, that the Company shall have complied with all provisions thereof, including the notice provisions therein.

     SECTION 8.02. Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Sub or the Company, other than the provisions of Section 4.01(v), Section 4.02(d), the last sentence of Section 6.02, Section 6.08, this Section 8.02 and Article IX and except to the extent that such termination results from the wilful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in the Operative Agreements.

     SECTION 8.03. Amendment. This Agreement may be amended by the parties at any time before or after receipt of the Company Stockholder Approval; provided, however, that after any such approval, there shall not be made any amendment that by law requires further approval by such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties. Notwithstanding the foregoing, without the written consent of V Corp., the parties shall not make any amendment to this Agreement that (i) reduces the Merger Consideration or changes the form of the Merger Consideration provided herein, (ii) changes the number of V Corp. Retained Shares or the number of shares of Common Stock into which the V Corp. Retained Shares shall be converted as of the Effective Time of the Merger or (iii) amends Section 6.05.

     SECTION 8.04. Extension; Waiver. At any time prior to the Effective Time of the Merger, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of
Section 8.03, waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

     SECTION 8.05. Procedure for Termination, Amendment, Extension or
Waiver. (a) A termination of this Agreement pursuant to Section 8.01, an amendment of this Agreement pursuant to Section 8.03 or an extension or waiver pursuant to Section 8.04 shall, in order to be effective, require (a) in the case of Parent, Sub or the Company, action by its Board of Directors or the duly authorized designee of its Board of Directors and (b) in the case of the Company, action by a majority of the members of the Board of Directors of the Company who were members thereof on the date of this Agreement and remain as such hereafter or the duly authorized designee of such members.

     (b) The Company may terminate this Agreement pursuant to Section 8.01(f) only if (i) the Board of Directors of the Company has received a takeover proposal, (ii) in light of such takeover proposal a majority of the disinterested directors of the Company shall have determined in good faith, based upon the advice of outside counsel, that the Board of Directors of the Company should withdraw or modify its approval or recommendation of the Merger or this Agreement in order to comply with its fiduciary duty under applicable law, (iii) the Company has notified Parent in writing of the determinations described in clause (ii) above, (iv) at least 48 hours following receipt by Parent of the notice referred to in clause (iii) above, and taking into account any revised proposal made by Parent since receipt of the notice referred to in clause (iii) above, a majority of the disinterested directors of the Company has again made the determinations referred to in clause (ii) above, (v) the Company is in compliance in all material respects with Section 5.02 and (vi) the Company has previously paid the fee due under Section 6.08. Acceptance by Parent of the fee due under Section 6.08 shall constitute acceptance by Parent of the validity of any termination of this Agreement under Section 8.01(f) and this Section 8.05(b).

                                   ARTICLE IX
                               General Provisions

     SECTION 9.01. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time of the Merger. This
Section 9.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time of the Merger.

     SECTION 9.02. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a) if to Parent or Sub, to

          Kapson Senior Quarters Corp.
           242 Crossways Park Drive
           Woodbury, NY 11797
           Attention: Glenn Kaplan and Ray DiGuardi
           Telecopy: (516) 921-8998
           Telephone: (516) 921-8900

           with copies to:

           Lazard Freres Real Estate Investors L.L.C.
           30 Rockefeller Plaza, 63rd Floor
           New York, NY 10020
           Attention: Robert P. Freeman and Murry N. Gunty
           Telecopy: (212) 332-5980
           Telephone: (212) 632-6000

           and

           Cravath, Swaine & Moore
           Worldwide Plaza
           825 Eighth Avenue
           New York, NY 10019
           Attention: Kevin J. Grehan, Esq.
           Telecopy: (212) 474-3700
           Telephone: (212) 474-1490

          (b) if to the Company, to

          ATRIA COMMUNITIES, INC.
           501 South Fourth Avenue
           Suite 140
           Louisville, KY 40202
           Attention: William C. Ballard Jr.
                    W. Patrick Mulloy, II
                    Audra J. Eckerle, Esq.
          Telecopy: (502) 719-1699
           Telephone: (502) 719-1600

          with a copy to:

           Alston & Bird LLP
           One Atlantic Center
           1201 West Peachtree Street
           Atlanta, GA 30309-3424

           Attention: J. Vaughan Curtis, Esq.
           Telecopy: (404) 881-4777
           Telephone: (404) 881-7397

     SECTION 9.03. Definitions.  For purposes of this Agreement:

     (a) an 'affiliate' of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person (it being understood and agreed that a person shall be deemed to 'control' (i) any corporation of which such person owns at least 40% of the outstanding equity interests and (ii) any partnership or limited liability company of which such person is the general partner or managing member, as applicable; provided, however, that V Corp. shall not be deemed to be an affiliate of the Company);

     (b) 'Company Stock Option' has the meaning assigned thereto in Section 6.05(a).

     (c) 'Company Stockholder Approval' has the meaning assigned thereto in
Section 4.01(m).

     (d) 'GAAP' means United States generally accepted accounting principles;

     (e) 'Material Adverse Change' or 'Material Adverse Effect' means, when used in connection with the Company or Parent, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) that (i) is materially adverse to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of such party and its subsidiaries taken as a whole, (ii) would materially impair the ability of such party to perform its obligations under this Agreement or (iii) would prevent or materially delay the consummation by such party of any of the Transactions.

     (f) 'Medicaid' means that means-tested entitlement program under Title XIX of the Social Security Act that provides federal grants to states for medical assistance based on specific eligibility criteria. (Social Security Act of 1965, Title XIX, P.L. 89-97, as amended; 42 U.S.C. 1396 et seq.).

     (g) 'Medicare' means that government-sponsored entitlement program under Title XVIII of the Social Security Act that provides for a health insurance system for eligible elderly and disabled individuals. (Social Security Act of 1965, Title XVIII, P.L. 89-87, as amended, 42 U.S.C. 1395 et seq.).

     (h) 'Permitted Liens' means (i) Liens (other than Liens imposed under ERISA or any Environmental Law, or in connection with any Environmental Claim) for taxes or other assessments or charges of Governmental Entities that are not yet delinquent or that are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves are being maintained by the Company or its subsidiaries to the extent required by GAAP, (ii) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens (other than Liens imposed under ERISA or any Environmental Law or in connection with any Environmental Claim) imposed by law and created in the ordinary course of business for amounts not yet overdue or which are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained by the Company or its subsidiaries to the extent required by GAAP, (iii) easements, rights-of-way, covenants and restrictions which are customary and typical for properties similar to the Company Properties and which do not (x) interfere materially with the ordinary conduct of any Company Property or the business of the Company and its subsidiaries as a whole or (y) detract materially from the value or usefulness of the Company Properties to which they apply, (iv) Liens described or disclosed on Schedule B of any title insurance policy held by the Company and its subsidiaries and provided to Parent and (iv) the other Liens, if any, described in Schedule 4.01(s)(i);

     (i) 'person' means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity;

     (j) 'Proxy Materials' has the meaning assigned thereto in Section 6.01(a).

     (k) 'Stockholders Meeting' has the meaning assigned thereto in Section 6.01(c).

     (l) a 'subsidiary' of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of

Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person;

     (m) 'takeover proposal' has the meaning assigned thereto in Section 5.02.

     SECTION 9.04. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words 'include', 'includes' or 'including' are used in this Agreement, they shall be deemed to be followed by the words 'without limitation'.

     SECTION 9.05. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 9.06. Entire Agreement; No Third-Party Beneficiaries. The Operative Agreements and the Confidentiality Agreement, taken together, (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of the Transactions and (b) except for the provisions of Article III and Sections 6.06 and 6.07 and the last sentence of Section 8.03, are not intended to confer upon any person other than the parties any rights or remedies hereunder.

     SECTION 9.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

     SECTION 9.08. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any affiliate of Parent, but no such assignment shall relieve Sub of any of its obligations under this Agreement. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     SECTION 9.09. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of New York or the State of Delaware or any Delaware state court in the event any dispute arises out of any Operative Agreement or any of the Transactions, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to any Operative Agreement or any of the Transactions in any court other than a Federal or state court sitting in the State of New York or the State of Delaware or a Delaware state court.

     IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          KAPSON SENIOR QUARTERS CORP.

                                          By: /s/ EVAN A. KAPLAN________________
                                            Name: Evan A. Kaplan
                                            Title: President

                                          KA ACQUISITION CORP.

                                          By: /s/ EVAN A. KAPLAN________________
                                            Name: Evan A. Kaplan
                                            Title: President

                                          ATRIA COMMUNITIES, INC.

                                          By: /s/ W. PATRICK MULLOY, II_________
                                            Name: W. Patrick Mulloy, II
                                            Title: President/CEO

                                                                  EXECUTION COPY

          FIRST AMENDMENT, dated as of May 19, 1998 (the 'First Amendment'), to the Agreement and Plan of Merger dated as of April 19, 1998 (the 'Merger Agreement') among KAPSON SENIOR QUARTERS CORP., a Delaware corporation ('Parent'), KA ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Parent ('Sub'), and ATRIA COMMUNITIES, INC., a Delaware corporation (the 'Company').

     WHEREAS the respective Boards of Directors of Parent, Sub and the Company, have previously approved the merger of the Sub (the 'Merger') with and into the Company, upon the terms and subject to the conditions set forth in the Merger Agreement; and

     WHEREAS Parent, Sub and the Company desire to amend the Merger Agreement as set forth herein and the respective Boards of Directors of Parent, Sub and the Company have approved the Merger upon the terms and subject to the conditions set forth in the Merger Agreement as amended hereby;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment to Section 3.01 of the Merger Agreement. Section 3.01(a) of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

          '(a) Capital Stock of Sub. Each issued and outstanding share of the common stock of Sub shall be converted into and become 9,135.802 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Surviving Corporation; provided, however, that at any time prior to ten calendar days prior the Stockholders Meeting, Parent and Sub may elect, by written notice to the Company and Vencor, to change the number of shares of Common Stock of the Surviving Corporation into which each share of capital stock of Sub shall be converted at the Effective Time of the Merger to any number of shares not less than 9,135.802 and not greater than 11,111.111; provided further, however, that, at or immediately prior to the Effective Time of the Merger, Parent shall make an equity contribution to Sub in an aggregate amount equal to the product of (x) $20.25 and (y) the aggregate number of shares of Common Stock of the Surviving Corporation into which the outstanding shares of common stock of Sub shall be converted at the Effective Time of the Merger.'

     SECTION 2. Amendment to Section 4.02(h). Section 4.02(h) of the Merger Agreement is hereby amended by adding the following sentence to the end of such
Section: 'Parent and Sub hereby represent and warrant to the Company that the outstanding capital stock of Sub immediately prior to the Effective Time of the Merger will consist solely of 1,000 shares of common stock, par value $0.01 per share, owned of record and beneficially by Parent or an affiliate of Parent.'

     SECTION 3. Amendment to Certain Provisions Relating to Rollover
Options. (a) Subparagraph (ii) of Section 4.01(l) of the Merger Agreement is hereby amended by replacing the reference to 'Rollover Options' to a reference to 'Nonaccelerating Rollover Options'.

          (b) The first sentence of Section 6.05(d) is hereby amended by replacing the reference to 'Schedule 6.05(d)' to 'Schedule 6.05(d)(i)'.

          (c) The fourth sentence of Section 6.05(d) of the Merger Agreement is hereby amended and restated in its entirety as follows:

          'The Rollover Options shall be subject after the Effective Time of the Merger to the same terms and conditions that applied before the Effective Time of the Merger (including terms and conditions that will cause the accelerated vesting of the Rollover Options as a result of the transactions contemplated by this Agreement) with the following exceptions: (i) with respect to the Company Stock Options identified on Schedule 6.05(d)(ii) (the 'Nonaccelerating Rollover Options'), any provision or agreement providing for (x) the accelerated vesting of such Nonaccelerating Rollover Options as a result of the transactions contemplated by this Agreement or
     (y) the expiration or cancellation of such Nonaccelerating Rollover Options upon the termination of employment for any reason ('Termination') of the holder of

     Nonaccelerating Rollover Options shall not be given effect provided, that,
     (1) the original vesting schedule shall continue to apply to such Nonaccelerating Rollover Options and (2) upon the vesting of any Nonaccelerating Rollover Options that have not vested as of the date of Termination, the holder thereof shall receive an amount of cash therefor equal to the aggregate spread with respect to each Nonaccelerating Rollover Option; (ii) upon Termination of the holder of any Rollover Options, such holder shall receive an amount of cash equal to the aggregate spread with respect to each Rollover Option, except for Nonaccelerating Rollover Options that are unvested as of such Termination (which are governed by clause (i) above); and (iii) the shares of the Surviving Corporation delivered upon exercise of the Rollover Options shall be subject to the shareholder provisions set forth in the Shareholders Agreement. For purposes of the immediately preceding sentence, the aggregate 'spread' with respect to each Rollover Option shall be equal to the product of (x) the number of shares covered by such Rollover Option and (y) the excess of (A) the fair market value of one share of Common Stock of the Surviving Corporation at the date of determination (either the date of Termination or vesting, as applicable), over (B) the exercise price of such Rollover Option.'

          (d) Schedule 6.05(d) to the Merger Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

          (e) Schedule 4.01(l) to the Merger Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit B hereto.

     SECTION 4. Amendment to Section 6.08(b). The first sentence of Section 6.08(b) is hereby amended and restated in its entirety as follows:

          The Company shall pay to Parent upon demand a fee of $18,209,496, payable in same day funds, plus all Expenses (as defined below) of Parent, if (i) the Company terminates this Agreement pursuant to Section 8.01(f);
     (ii) Parent terminates this Agreement pursuant to Section 8.01(c), provided that the breach or failure to perform by the Company giving rise to such right to terminate under Section 8.01(c) must be a deliberate breach or failure to perform with the intent of frustrating the Closing; (iii) Parent terminates this Agreement pursuant to Section 8.01(d); (iv) any person makes a takeover proposal that was not withdrawn more than ten days prior to the date of the Stockholders Meeting and thereafter this Agreement is terminated pursuant to Section 8.01(b)(i); or (v) any person makes a takeover proposal that was not withdrawn on the date 60 days prior to the Outside Date (as defined in Section 8.01(b)(ii)) and the Company Stockholder Approval is not obtained prior to termination of this Agreement.

     SECTION 5. Amendment to Section 9.08 of the Merger Agreement. Section 9.08 is hereby amended by inserting the following sentence immediately after the second sentence of such Section:

          'Notwithstanding anything to the contrary in Section 2.01 or this
     Section 9.08, no person shall be substituted as a constituent corporation in the Merger unless (i) such person is a wholly owned subsidiary of Parent or a wholly owned subsidiary of an affiliate of Parent and (ii) the representations and warranties of Sub set forth in Sections 4.02(a), (b),
     (c) and (h) shall be true and correct with respect to such person.'

     SECTION 6. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     SECTION 7. Counterparts. This First Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 8. Full Force and Effect. Except as expressly modified and amended by this First Amendment, the Merger Agreement shall continue in full force and effect and is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, Parent, Sub and the Company have caused this First Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          KAPSON SENIOR QUARTERS CORP.,
                                          By: ________/s/ EVAN A. KAPLAN________
                                            Name: Evan A. Kaplan
                                            Title:  President

                                          KA ACQUISITION CORP.,
                                          By: ________/s/ EVAN A. KAPLAN________
                                            Name: Evan A. Kaplan
                                            Title:  President

                                          ATRIA COMMUNITIES, INC.,
                                          By: _______/s/ J. TIMOTHY WESLEY______
                                            Name: J. Timothy Wesley
                                            Title:  Chief Financial Officer,
                                                    Vice President of
                                                    Development and Secretary

     Pursuant to Section 8.03 of the Merger Agreement, VENCOR, INC. and VENCOR HOLDINGS, L.L.C. hereby approve the amendment of the Merger Agreement as set forth above.

                                          VENCOR, INC.,
                                          By: ___/s/ JAMES H. GILLENWATER, JR.__
                                            Name: James H. Gillenwater, Jr.
                                            Title:  Senior Vice President,
                                                    Planning and Development

                                          VENCOR HOLDINGS, L.L.C.,
                                          By: ___/s/ JAMES H. GILLENWATER, JR.__
                                            Name: James H. Gillenwater, Jr.
                                            Title:  Senior Vice President,
                                                    Planning and Development

                                                                      APPENDIX B

 SUPPORT AGREEMENT BY AND AMONG PARENT, MERGER SUB AND CERTAIN PREDECESSORS TO
                                VENCOR AND VHLLC

                                                                  CONFORMED COPY

     SUPPORT AGREEMENT dated as of April 19, 1998, between KAPSON SENIOR QUARTERS CORP., a Delaware corporation ('Parent'), KA ACQUISITION CORP., a Delaware corporation ('Sub'), and the individuals and other parties listed on Schedule A hereto (each, a 'Stockholder' and, collectively, the 'Stockholders').

     WHEREAS, Parent, Sub and Atria Communities, Inc., a Delaware corporation (the 'Company'), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the 'Merger Agreement'; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company; and

     WHEREAS each Stockholder owns the number of shares of Common Stock set forth opposite his, her or its name on Schedule A hereto (such shares of Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the 'Subject Shares' of such Stockholder); and

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that each Stockholder enter into this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Representations and Warranties of each Stockholder. Each Stockholder hereby, severally and not jointly, represents and warrants to Parent and Sub as of the date hereof in respect of himself, herself or itself as follows:

          (a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Stockholder or any of its subsidiaries under, (i) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Stockholder or any of its subsidiaries or their respective properties or assets or (ii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a Material Adverse Effect on the Stockholder,
     (y) impair the ability of the Stockholder to perform their respective obligations under this Agreement or (z) prevent the consummation of any of the Transactions. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Stockholder or any of its subsidiaries in connection with the execution and delivery of this Agreement by the Stockholder or the consummation by the Stockholder of transactions contemplated hereby, except for the filing with the SEC of such reports under Section 13(d) and 16(a) of the Exchange Act as may be required in connection with the Agreement and the transactions contemplated hereby. If the Stockholder is married and the Subject Shares of the Stockholder constitute community property or otherwise need spousal or other approval to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder's spouse, enforceable against such spouse in accordance with its terms. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. The Stockholder will execute a power of attorney in favor of at least two other Stockholders with respect to the matters covered by Sections 3(a) and 3(b) in the event of incapacity of the Stockholder.

          (b) The Subject Shares. The Stockholder is the record and beneficial owner of, or is the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares set forth opposite his, her or its name on Schedule A attached hereto, free and clear of any Liens. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite his or its name on Schedule A attached hereto. The Stockholder has the sole right to vote such Subject Shares, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement.

     SECTION 2. Representations and Warranties of Parent. Parent and Sub hereby represent and warrant to each Stockholder as follows: Parent and Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Sub. This Agreement has been duly executed and delivered by Parent and Sub and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The execution and delivery of the Operative Agreements do not, and the consummation of the Transactions and compliance with the provisions of the Operative Agreements will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent or Sub under, (i) the certificate of incorporation or by-laws (or other comparable organizational documents) of Parent or Sub, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent or Sub or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or Sub, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a Material Adverse Effect on Parent, (y) impair the ability of Parent and Sub to perform their respective obligations under this Agreement or (z) prevent the consummation of any of the Transactions. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement or the consummation by Parent or Sub, as the case may be, of any of the Transactions, except for (i) the filing with the SEC of the Proxy Materials and such reports under Sections 13 and 16(a) of the Exchange Act as may be required in connection with the Operative Agreement and the Transactions, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business,
(iii) such filings as may be required in connection with the taxes described in
Section 6.10 of the Merger Agreement and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the 'takeover' or 'blue sky' laws of various states.

     SECTION 3. Covenants of each Stockholder. Subject to Section 5 hereof, each Stockholder, severally and not jointly, covenants and agrees as follows:

          (a) The Stockholder hereby permits the Company, Parent and Sub to publish and disclose in the Proxy Materials (including all documents and schedules filed with the SEC) its identity and ownership of the Subject Shares and the nature of its commitments, arrangements and understandings under this Agreement.

          (b) (1) At any meeting of the stockholders of the Company called to seek the approval of the Merger Agreement and the Merger (the 'Company Stockholder Approval') or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement, any other Operative

     Agreement, the Merger or any other Transaction is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares of the Stockholder in favor of granting the Company Stockholder Approval.

                (2) The Stockholder hereby irrevocably grants to, and appoints, Parent Robert P. Freeman and Murry N. Gunty, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares of the Stockholder, or grant a consent or approval in respect of the Subject Shares of the Stockholder in a manner consistent with this Section 3. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except as provided herein. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of Sections 3(b) and 3(c).

          (c) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Company,
     (ii) any takeover proposal (as defined in the Merger Agreement) and (iii) any amendment of the certificate of incorporation or by-laws of the Company or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any provision of any Operative Agreement, the Merger or any other Transaction or change in any manner the voting rights of any class of capital stock of the Company. The Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

          (d) Other than this Agreement, the Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, 'Transfer'), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any person other than pursuant to the Merger or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares and shall not commit or agree to take any of the foregoing actions.

          (e) The Stockholder shall not, nor shall it authorize or permit any employee of, or any investment banker, attorney or other adviser or representative of, the Stockholder to, (i) directly or indirectly solicit, initiate or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or (iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. The Stockholder promptly shall advise Parent orally and in writing of any takeover proposal or inquiry made to the Stockholder with respect to or that could reasonably be expected to lead to any takeover proposal and the material terms of any such takeover proposal or inquiry.

          (f) The Stockholder shall use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions.

          (g) The Stockholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving the Merger Agreement, the Merger and the other Transactions. The Stockholder hereby waives, and agrees not to exercise or assent, any appraisal rights under Section 262 in connection with the Merger.

     SECTION 4. [Intentionally Omitted]

     SECTION 5. Termination. This Agreement shall terminate upon the earliest of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the Outside Date, other than with respect to the liability of any party for breach hereof prior to such termination.

     SECTION 6. Additional Matters. (a) Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated hereby.

          (b) Concurrently with the Closing of the Merger, each of J. Timothy Wesley, Andy J. Schoepf, W. Patrick Mulloy, II, and Parent shall enter into the Shareholders and Registration Rights Agreement, in the form attached as Exhibit A hereto.

          (c) No Stockholder shall be deemed to make any agreement or understanding herein in his or her capacity as a director or officer of the Company. Each Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by any Stockholder in his capacity as an officer or director of the Company (to the extent not specifically prohibited by the Merger Agreement).

     SECTION 7. General Provisions.

          (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto and consented to by the Company.

          (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.02 of the Merger Agreement and to the Stockholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

          (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words 'include', 'includes' or 'including' are used in this Agreement, they shall be deemed to be followed by the words 'without limitation'.

          (d) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          (e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against Parent when one or more counterparts have been signed by Parent and delivered to each Stockholder. This Agreement shall become effective against any Stockholder when one or more counterparts have been executed by such Stockholder and delivered to Parent. Each party need not sign the same counterpart.

          (f) Entire Agreement; No Third-Party Beneficiaries.  This Agreement
     (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto (and, with respect to Section 7(a) and (h) only, the Company) any rights or remedies hereunder.

          (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

          (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, (i) by Parent or Sub without the prior written consent of the Stockholder and the Company (except that Parent or Sub may assign, in its sole discretion, its rights and obligations hereunder to any affiliate of Parent, but no such assignment shall relieve Parent or Sub of its obligations hereunder without the consent of the Stockholder and the Company) or (ii) by any Stockholder without the prior written consent of Parent and the Company, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

          (i) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state court, any Federal court located in the State of New York or the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any New York state court, any Federal court located in the State of New York or the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any Transaction, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any Transaction in any court other than a New York state court, any Federal court sitting in the State of New York or the State of Delaware or any Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.

     IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

                                          KAPSON SENIOR QUARTERS CORP.,
                                          By: /s/ EVAN A. KAPLAN________________
                                            Name: Evan A. Kaplan
                                            Title:  President

                                          KA ACQUISITION CORP.,
                                          By: /s/ EVAN A. KAPLAN________________
                                            Name: Evan A. Kaplan
                                            Title:  President

         SIGNATURE PAGE TO SUPPORT AGREEMENT DATED AS OF APRIL 19, 1998

                                          STOCKHOLDERS:

                                          /s/ SANDRA HARDEN AUSTIN______________
                                          Sandra Harden Austin
                                          /s/ WILLIAM C. BALLARD JR.____________
                                          William C. Ballard Jr.
                                          /s/ PETER J. GRUA_____________________
                                          Peter J. Grua
                                          /s/ THOMAS T. LADT____________________
                                          Thomas T. Ladt
                                          /s/ BRUCE LUNSFORD____________________
                                          W. Bruce Lunsford
                                          /s/ W. PATRICK MULLOY, II_____________
                                          W. Patrick Mulloy, II
                                          /s/ ANDY J. SCHOEPF___________________
                                          Andy J. Schoepf
                                          /s/ R. GENE SMITH_____________________
                                          R. Gene Smith
                                          /s/ J. TIMOTHY WESLEY_________________
                                          J. Timothy Wesley

                                   SCHEDULE A

                                                                                               NUMBER OF SHARES
                                                                                                      OF
NAME AND ADDRESS OF STOCKHOLDER                                                               COMMON STOCK OWNED
-------------------------------------------------------------------------------------------   ------------------
Sandra Harden Austin                                                                                  5,000
  *
William C. Ballard Jr.                                                                               20,5001
  *
Peter J. Grua                                                                                         7,000
  *
Thomas T. Ladt                                                                                       15,0352
  *
W. Bruce Lunsford                                                                                    70,0003
  *
W. Patrick Mulloy, II                                                                               34,8054
  *
Andy J. Schoepf                                                                                     636,487
  *
R. Gene Smith                                                                                        65,000
  *
J. Timothy Wesley                                                                                     6,500
  *
* c/o Atria Communities, Inc.
  515 West Market Street
  Suite 2000
  Louisville, KY 40202

------------------
1 Includes 11,000 shares held as a custodian.

2 Includes 35 shares held as a custodian, but excludes 2,000 shares held by a partnership in which he is a general partner and 6,000 shares held by an estate of which he is the executor.

3 Includes 10,000 shares held as a custodian.

4 Includes 380 shares held as a custodian.

                                                                      APPENDIX C

 SUPPORT AGREEMENT BY AND AMONG PARENT, MERGER SUB AND CERTAIN OF THE OFFICERS
                    AND ALL OF THE DIRECTORS OF THE COMPANY

                                                                  CONFORMED COPY

     SUPPORT AGREEMENT dated as of April 19, 1998, among KAPSON SENIOR QUARTERS CORP., a Delaware corporation ('Parent'), KA ACQUISITION CORP., a Delaware corporation ('Sub'), Vencor, Inc., a Delaware corporation ('Vencor'), and Vencor Assisted Living Holdings, Inc., a Delaware corporation ('VALH') (each of Vencor and VALH, a 'Stockholder' and, collectively, the 'Stockholders').

     WHEREAS, Parent, Sub and Atria Communities, Inc., a Delaware corporation (the 'Company'), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the 'Merger Agreement'; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company;

     WHEREAS, pursuant to the Merger Agreement, the outstanding capital stock of Sub will be converted into 11,111,111 shares of Common Stock of the Surviving Corporation and the Stockholders will retain 1,234,568 shares of Common Stock of the Surviving Corporation;

     WHEREAS, each Stockholder owns the number of shares of Common Stock set forth opposite its name on Schedule A hereto (such shares of Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the 'Subject Shares' of such Stockholder); and

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent and Sub have requested that each Stockholder enter into this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Representations and Warranties of Each Stockholder. Each Stockholder hereby represents and warrants to Parent and Sub as of the date hereof as follows:

          (a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Stockholder. The Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Stockholder or any of its subsidiaries under, (i) the Certificate of Incorporation or By-laws of the Stockholder or the comparable charter or organizational documents of any of its subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Stockholder or any of its subsidiaries or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a Material Adverse Effect on the Stockholder,
     (y) impair the ability of the Stockholder to perform their respective obligations under this Agreement or (z) prevent the consummation of any of the Transactions. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Stockholder or any of its subsidiaries in connection with the execution and delivery of this Agreement by the Stockholder or the consummation by the Stockholder of transactions contemplated hereby, except for the filing with the SEC of such reports under Section 13(d) and 16(a) of the Exchange Act as may be required in connection with the Agreement and the transactions contemplated hereby.

          (b) The Subject Shares. The Stockholder is the record and/or beneficial owner of, and has good and valid title to, the Subject Shares, free and clear of any Liens. The Stockholder does not own, of record or beneficially, any shares of capital stock of Company other than the Subject Shares. The Stockholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.

     SECTION 2. Representations and Warranties of Parent and Sub. Parent and Sub hereby represent and warrant to each Stockholder as follows: Parent and Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Sub. This Agreement has been duly executed and delivered by Parent and Sub and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The execution and delivery of the Operative Agreements do not, and the consummation of the Transactions and compliance with the provisions of the Operative Agreements will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent or Sub under, (i) the certificate of incorporation or by-laws (or other comparable organizational documents) of Parent or Sub, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent or Sub or their respective properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or Sub, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a Material Adverse Effect on Parent, (y) impair the ability of Parent and Sub to perform their respective obligations under this Agreement or (z) prevent the consummation of any of the Transactions. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement or the consummation by Parent or Sub, as the case may be, of any of the Transactions, except for (i) the filing with the SEC of the Proxy Materials and such reports under Sections 13 and 16(a) of the Exchange Act as may be required in connection with the Operative Agreement and the Transactions, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business,
(iii) such filings as may be required in connection with the taxes described in
Section 6.10 of the Merger Agreement and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the 'takeover' or 'blue sky' laws of various states.

     SECTION 3. Covenants of Each Stockholder. Subject to Section 5 hereof, each Stockholder covenants and agrees as follows:

          (a) The Stockholder hereby permits the Company, Parent and Sub to publish and disclose in the Proxy Materials (including all documents and schedules filed with the SEC) its identity and ownership of the Subject Shares and the nature of its commitments, arrangements and understandings under this Agreement.

          (b) (1) At any meeting of the stockholders of the Company called to seek the approval of the Merger Agreement and the Merger (the 'Company Stockholder Approval') or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement, any other Operative Agreement, the Merger or any other Transaction is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares in favor of granting the Company Stockholder Approval.

             (2) The Stockholder hereby irrevocably grants to, and appoints, Parent, Robert P. Freeman and Murry N. Gunty, or any of them, and any individual designated in writing by any of them, and each of them individually, as the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in a manner consistent with this
        Section 3. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except as provided herein. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of Sections 3(b) and 3(c).

          (c) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Company,
     (ii) any 'takeover proposal' (as defined in the Merger Agreement) and (iii) any amendment of the certificate of incorporation or by-laws of the Company or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify any provision of any Operative Agreement, the Merger or any other Transaction or change in any manner the voting rights of any class of capital stock of the Company. The Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

          (d) Other than this Agreement, the Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, 'Transfer'), or enter into any agreement, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any person other than pursuant to the Merger or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares and shall not commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, the Stockholder may Transfer the Subject Shares to the Vencor Operating Company (as defined below) or one of its wholly owned subsidiaries in connection with the transactions described in the Vencor Proxy Statement (as defined below); provided, however, that the Vencor Operating Company (or such subsidiary, if applicable) shall execute and deliver to Parent a supplement to this Agreement agreeing to be bound by the terms hereof. 'Vencor Operating Company' means the corporation referred to as the 'Operating Company' in the Vencor Proxy Statement. The 'Vencor Proxy Statement' means definitive proxy statement included in the Schedule 14A of Vencor, as amended, filed with the Securities and Exchange Commission on March 26, 1998.

          (e) The Stockholder shall not, nor shall it authorize or permit any officer, director or employee of, or any investment banker, attorney or other adviser or representative of, the Stockholder to, (i) directly or indirectly solicit, initiate or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or (iii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. The Stockholder promptly shall advise Parent orally and in writing of any takeover proposal or inquiry made to the Stockholder with respect to or that could reasonably be expected to lead to any takeover proposal and the material terms of any such takeover proposal or inquiry.

          (f) The Stockholder shall use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions.

          (g) The Stockholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving the Merger Agreement, the Merger and the other Transactions. The Stockholder hereby waives, and agrees not to exercise or assent, any appraisal rights under Section 262 in connection with the Merger.

     SECTION 4. [Intentionally Omitted]

     SECTION 5. Termination. This Agreement shall terminate upon the earliest of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the Outside Date, other than with respect to the liability of any party for breach hereof prior to such termination.

     SECTION 6. Additional Matters. (a) The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated hereby.

          (b) Concurrently with the Closing of the Merger, each Stockholder and Parent shall enter into the Shareholders and Registration Rights Agreement, in the form attached as Exhibit A hereto.

          (c) No Stockholder shall be deemed to make any agreement or understanding herein with respect to any director or officer of such Stockholder in his or her capacity as a director or officer of the Company. Each Stockholder signs solely in its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by any director or officer of such Stockholder in his or her capacity as a director or officer of the Company (to the extent not specifically prohibited by the Merger Agreement).

     SECTION 7. General Provisions.

          (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto and consented to by the Company.

          (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent or Sub in accordance with Section 9.02 of the Merger Agreement and to the Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

          (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words 'include', 'includes' or 'including' are used in this Agreement, they shall be deemed to be followed by the words 'without limitation'.

          (d) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          (e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against Parent and Sub when one or more counterparts have been signed by Parent and Sub and delivered to each Stockholder. This Agreement shall become effective against any Stockholder when one or more counterparts have been executed by such Stockholder and delivered to Parent and Sub. Each party need not sign the same counterpart.

          (f) Entire Agreement; No Third-Party Beneficiaries.  This Agreement
     (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto (and, with respect to Section 7(a) and (h) only, the Company) any rights or remedies hereunder.

          (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

          (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, (i) by Parent or Sub without the prior written consent of the Stockholders and the Company (except that Parent or Sub may assign, in its sole discretion, its rights and obligations hereunder to any affiliate of Parent, but no such assignment shall relieve Parent or Sub of its obligations hereunder without the consent of the Stockholders and the Company) or (ii) by any Stockholder without the prior written consent of Parent and the Company (except that any Stockholder may assign, in its sole discretion, its rights and obligations hereunder to the Vencor Operating Company or one of its wholly owned subsidiaries in connection with any Transfer permitted by the last sentence of Section 3(d), but no such assignment shall relieve such Stockholder of its obligations hereunder without the consent of Parent and the Company), and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

          (i) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state court, any Federal court located in the State of New York or the State of Delaware or in any Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any New York state court, any Federal court located in the State of New York or the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any Transaction, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any Transaction in any court other than a New York state court, any Federal court sitting in the State of New York or the State of Delaware or any Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.

     IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

                                          KAPSON SENIOR QUARTERS CORP.,
                                          By: /s/ EVAN A. KAPLAN________________
                                            Name: Evan A. Kaplan
                                            Title:  President

                                          VENCOR, INC.,
                                          By: /s/ W. BRUCE LUNSFORD_____________
                                            Name: W. Bruce Lunsford
                                            Title:  Chief Executive Officer

                                          KA ACQUISITION CORP.,
                                          By: /s/ EVAN A. KAPLAN________________
                                            Name: Evan A. Kaplan
                                            Title:  President

                                   SCHEDULE A

                                                                   NUMBER OF SHARES OF
NAME AND ADDRESS OF STOCKHOLDER                                    COMMON STOCK OWNED
-------------------------------------------------------------      -------------------

Vencor                                                                           0
3300 Aegon Center
400 West Market Street
Louisville, KY 40202

VALH                                                                    10,000,000
3300 Aegon Center
400 West Market Street
Louisville, KY 40202

                                                                      APPENDIX D

             FORM OF SHAREHOLDERS AND REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT C
                                                             TO MERGER AGREEMENT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 SHAREHOLDERS AND REGISTRATION RIGHTS AGREEMENT
                        Dated as of [            ], 1998
                                     among
                            ATRIA COMMUNITIES, INC.,
                         KAPSON SENIOR QUARTERS CORP.,
                                 VENCOR, INC.,
                     VENCOR ASSISTED LIVING HOLDINGS, INC.
                                      and
            THE MANAGEMENT SHAREHOLDERS LISTED ON SCHEDULE I HERETO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                   ARTICLE I

                                                   Definitions

SECTION 1.01.      Definition of Certain Terms Used Herein..................................................   D-1
SECTION 1.02.      Usage....................................................................................   D-2

                                                    ARTICLE II
                                          Representations and Warranties

SECTION 2.01.      Representations and Warranties of the Company............................................   D-2
SECTION 2.02.      Representations and Warranties of Kapson.................................................   D-3
SECTION 2.03.      Representations and Warranties of the Vencor Shareholders................................   D-3
SECTION 2.04.      Representations and Warranties of Management Shareholders................................   D-4

                                                   ARTICLE III
                                                    Management

SECTION 3.01.      Board of Directors.......................................................................   D-5
SECTION 3.02.      Limitation on Business...................................................................   D-5
SECTION 3.03.      Administrative Services..................................................................   D-5

                                                    ARTICLE IV
                                            Transfers of Common Stock

SECTION 4.01.      Transfer Restrictions....................................................................   D-6
SECTION 4.02.      Conditions to Assignment.................................................................   D-6
SECTION 4.03.      Unregistered Securities..................................................................   D-6
SECTION 4.04.      Tag-Along Rights.........................................................................   D-7
SECTION 4.05.      Drag-Along Rights........................................................................   D-7

                                                    ARTICLE V
                                               Registration Rights

SECTION 5.01.      Demand Registration......................................................................   D-8
SECTION 5.02.      Piggyback Registrations..................................................................   D-9
SECTION 5.03.      Hold-Back Agreements.....................................................................   D-9
SECTION 5.04.      Registration Expenses....................................................................   D-9
SECTION 5.05.      Registration Procedures..................................................................   D-10
SECTION 5.06.      Certain Other Obligations with Regard to Registration....................................   D-13
SECTION 5.07.      Indemnification..........................................................................   D-13

                                                    ARTICLE VI
                                                Term of Agreement

                                                   ARTICLE VII
                                             Miscellaneous Provisions

SECTION 7.01.      Specific Performance.....................................................................   D-15
SECTION 7.02.      Legend...................................................................................   D-15
SECTION 7.03.      Conflicts and Inconsistent Agreements....................................................   D-15

SECTION 7.04.      Complete Agreement.......................................................................   D-15
SECTION 7.05.      Amendment................................................................................   D-15
SECTION 7.06.      Successors; Assigns......................................................................   D-15
SECTION 7.07.      Attorney Fees............................................................................   D-15
SECTION 7.08.      Notices..................................................................................   D-15
SECTION 7.09.      Interpretation; Exhibits and Schedules...................................................   D-16
SECTION 7.10.      Counterparts.............................................................................   D-16
SECTION 7.11.      Entire Agreement.........................................................................   D-16
SECTION 7.12.      Severability.............................................................................   D-17
SECTION 7.13.      Consent to Jurisdiction..................................................................   D-17
SECTION 7.14.      Governing Law............................................................................   D-17

EXHIBIT A          Instrument of Accession

                      SHAREHOLDERS AND REGISTRATION RIGHTS

     AGREEMENT dated as of [       ], 1998, among ATRIA COMMUNITIES, INC., a
Delaware corporation (the 'Company'); KAPSON SENIOR QUARTERS CORP., a Delaware corporation ('Kapson'); VENCOR, INC., a Delaware corporation ('Vencor'), and VENCOR ASSISTED LIVING HOLDINGS, INC., a Delaware corporation ('VALH') (each of V Corp. and VALH, a 'V Corp. Shareholder' and, collectively, the 'V Corp. Shareholders'); and the other shareholders set forth on Schedule I hereto (collectively, the 'Management Shareholders' and, together with Kapson and the V Corp. Shareholders, the 'Shareholders').

                             Preliminary Statements

     WHEREAS, the Company, Kapson and KA Acquisition Corp. have entered into an Agreement and Plan of Merger dated as of April [ ], 1998 (the 'Merger Agreement');

     WHEREAS, as of the Effective Time of the Merger (as defined in the Merger Agreement), the Company has authorized capital stock consisting of 50,000,000 shares of common stock, par value $0.01 per share ('Common Stock');

     WHEREAS, as of the Effective Time of the Merger, (i) Kapson is the record and beneficial owner of 11,111,111 shares of Common Stock, (ii) V Corp. is the record and beneficial owner of [ ] shares of Common Stock and VALH is the record and beneficial owner of [ ]shares of Common Stock and (iii) the Management Shareholders are the record and beneficial owners of an aggregate of [ ] shares of Common Stock and options to purchase an aggregate of [ ] shares of Common Stock; and

     WHEREAS, the Shareholders believe it to be in their best interests and the best interests of the Company that they enter into this Agreement providing for certain rights and restrictions with respect to certain equity securities of the Company owned by them or their transferees.

     NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  Definitions

     SECTION 1.01. Definition of Certain Terms Used Herein. As used herein, the following terms shall have meanings specified below:

     'Custodial Care/Healthcare Business' means (i) the development, ownership, operation or management of any assisted or independent living community, long-term care facility, hospital, outpatient clinic, nursing center or any other facility that is used or useful in the provision of custodial care or healthcare services, (ii) any custodial care or healthcare business affiliated or associated with any facility referred to in clause (i) above and (iii) any business related, ancillary or complementary to the foregoing.

     'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     'GAAP' shall mean generally accepted accounting principles applied on a consistent basis.

     'Governmental Entity' shall mean any Federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

     'IPO' shall mean the initial public offering of the Company's Common Stock.

     'Liens' shall mean any pledges, claims, liens, charges, encumbrances or security interests of any kind or nature whatsoever.

     'Majority-in-Interest' shall mean the holders of a majority of the outstanding shares of Common Stock.

     'Merger Agreement' shall mean the Agreement and Plan of Merger among the Company, Kapson and KA Acquisition Corp., dated as of April [ ], 1998.

     'Percentage Interest' means, as to any Shareholder at any time, such Shareholder's pro rata share, expressed as a percentage, of the total number of shares of Common Stock outstanding at such time (excluding treasury shares).

     'SEC' shall mean the Securities and Exchange Commission and any successor commission or agency having similar powers.

     'Securities Act' shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     'Shareholder' shall mean (a) Kapson, (b) the Vencor Shareholders, (c) each Management Shareholder and (d) from and after the date on which it acquires Common Stock and executes a supplement to this Agreement substantially in the form of Exhibit A hereto and agrees to be bound by the terms hereof, each other purchaser or transferee of Shares.

     'Transfer' shall have the meaning set forth in Section 4.01.

     'Vencor Operating Company' shall mean the corporation referred to as the 'Operating Company' in the Vencor Proxy Statement.

     'Vencor Proxy Statement' shall mean the definitive proxy statement included in the Schedule 14A of Vencor, as amended, filed with the Securities and Exchange Commission on March 26, 1998.

     SECTION 1.02. Usage. The definitions in this Article I shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references in this Agreement to Articles, Sections and Exhibits shall be deemed to be references to Articles, Sections and Exhibits of or to this Agreement, unless the context shall otherwise require. The words 'include', 'includes' and 'including' shall be deemed to be followed by the phrase 'without limitation', regardless of whether such phrase so appears.

                                   ARTICLE II
                         Representations and Warranties

     SECTION 2.01. Representations and Warranties of the Company. The Company hereby represents and warrants to each other party hereto as follows:

     (a) Authority; No Conflicts; Consents. The Company has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. The Company has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution and delivery of this Agreements does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its subsidiaries under, (i) the Certificate of Incorporation or By-laws of the Company or the comparable charter or organizational documents of any of its subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its subsidiaries or their respective properties or assets or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or their respective properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of transactions contemplated hereby.

     (b) Legal Proceedings. There are no judgments, orders or decrees of any kind against the Company that are unpaid or unsatisfied, nor is there any legal action, suit or other legal or administrative proceeding pending, threatened or reasonably anticipated that could be filed against the Company, that would adversely affect the ability of the Company to perform its obligations under this Agreement.

     (c) Bankruptcy or Insolvency. The Company has not filed or commenced, or suffered or submitted to the filing or commencement of, any bankruptcy or insolvency proceeding under applicable law.

     SECTION 2.02. Representations and Warranties of Kapson. Kapson hereby represents and warrants to each other party hereto as follows:

     (a) Authority; No Conflicts; Consents. Kapson has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Kapson of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Kapson. Kapson has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Kapson, enforceable against Kapson in accordance with its terms. The execution and delivery of this Agreements does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Kapson under, (i) the Certificate of Formation or the Limited Liability Company Agreement of Kapson, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Kapson or its properties or assets or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Kapson or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Kapson in connection with the execution and delivery of this Agreement by Kapson or the consummation by Kapson of transactions contemplated hereby.

     (b) Ownership of Shares. After giving effect to the Closing, Kapson will own the shares of Common Stock as indicated in the preliminary statements to this Agreement, in each case free and clear of any pledge or other encumbrance.

     (c) Legal Proceedings. There are no judgments, orders or decrees of any kind against Kapson that are unpaid or unsatisfied, nor is there any legal action, suit or other legal or administrative proceeding pending, threatened or reasonably anticipated that could be filed against Kapson, that would adversely affect the ability of Kapson to perform its obligations under this Agreement.

     (d) Bankruptcy or Insolvency. Kapson has not filed or commenced, or suffered or submitted to the filing or commencement of, any bankruptcy or insolvency proceeding under applicable law.

     SECTION 2.03. Representations and Warranties of the Vencor
Shareholders. The V Corp. Shareholders jointly and severally hereby represent and warrant to each other party hereto as follows:

     (a) Authority; No Conflicts; Consents. Each Vencor Shareholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by each Vencor Shareholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Vencor Shareholder. Each V Corp. Shareholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of such Vencor Shareholder, enforceable against such Vencor Shareholder in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of any Vencor Shareholder or any of its subsidiaries under, (i) the Certificate of Incorporation or By-laws of any Vencor Shareholder or the comparable charter or organizational documents of any of its subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to any Vencor Shareholder or any of their respective subsidiaries or their respective properties or assets or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to any Vencor Shareholder or any of its subsidiaries or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to any Vencor Shareholder or any of its subsidiaries in connection with the execution and delivery of this Agreement by any Vencor Shareholder or the consummation by any Vencor Shareholder of the transactions contemplated hereby.

     (b) Ownership of Shares. After giving effect to the Closing, each Vencor Shareholder will own the shares of Common Stock as indicated in the preliminary statements to this Agreement, in each case free and clear of any pledge or other encumbrance.

     (c) Legal Proceedings. There are no judgments, orders or decrees of any kind against any Vencor Shareholder that are unpaid or unsatisfied, nor is there any legal action, suit or other legal or administrative proceeding pending, threatened or reasonably anticipated that could be filed against any Vencor Shareholder, that would adversely affect the ability of such Vencor Shareholder to perform its obligations under this Agreement.

     (d) Bankruptcy or Insolvency. Neither Vencor Shareholder has filed or commenced, or suffered or submitted to the filing or commencement of, any bankruptcy or insolvency proceeding under applicable law.

     SECTION 2.04. Representations and Warranties of Management
Shareholders. Each Management Shareholder hereby represents and warrants to each of the other parties hereto as follows:

     (a) Authority; No Conflicts; Consents. Such Management Shareholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by such Management Shareholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Management Shareholder. Such Management Shareholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of such Management Shareholder, enforceable against such Management Shareholder in accordance with its terms. The execution and delivery of this Agreements does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of such Management Shareholder or any of its subsidiaries under, (i) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to such Management Shareholder or any of its subsidiaries or their respective properties or assets or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Management Shareholder or any of its subsidiaries or their respective properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such Management Shareholder or any of its subsidiaries in connection with the execution and delivery of this Agreement by such Management Shareholder or the consummation by such Management Shareholder of transactions contemplated hereby.

     (b) Ownership of Shares. After giving effect to the Closing, such Management Shareholder will own the shares of Common Stock, as indicated in the preliminary statement to this Agreement, in each case free and clear of any pledge or other encumbrance.

     (c) Legal Proceedings. There are no judgments, orders or decrees of any kind against such Management Shareholder that are unpaid or unsatisfied, nor is there any legal action, suit or other legal or administrative proceeding pending, threatened or reasonably anticipated that could be filed against such Management Shareholder, that would adversely affect the ability of such Management Shareholder to perform its obligations under this Agreement.

     (d) Bankruptcy or Insolvency. Such Management Shareholder has not filed or commenced, or suffered or submitted to the filing or commencement of, any bankruptcy or insolvency proceeding under applicable law.

                                  ARTICLE III
                                   Management

     SECTION 3.01. Board of Directors. From and after the date hereof, each Shareholder shall take all action necessary, including but not limited to the voting of capital stock of the Company, to cause one member of the Board of Directors of the Company to be a person designated by Vencor who is reasonably acceptable to Kapson. Notwithstanding the foregoing, if, as a result of any Transfer or Transfers of Common Stock after the date hereof by any Vencor Shareholder, the aggregate Percentage Interest of the Vencor Shareholders shall be less than 5%, (i) Vencor shall no longer be entitled to designate one member of the Company's Board of Directors and (ii) Vencor shall cause the individual then serving on the Company's Board of Directors who shall have been designated by Vencor to promptly resign.

     SECTION 3.02. Limitation on Business. (a) So long as V Corp shall have the right to designate one director pursuant to Section 3.01 (the 'Vencor Director'), without the consent of the Vencor Director, the Company shall not
(i) engage in any business other than the Custodial Care/Healthcare Business or
(ii) merge or consolidate with, or sell all or substantially all its assets to, any person pursuant to a transaction in which the Vencor Shareholders will receive stock of a person that is engaged in any business other than the Custodial Care/Healthcare Business. Notwithstanding the foregoing, if (A) a majority of the Board of Directors of the Company votes to approve any transaction described in clause (i) or (ii) above and (B) the Vencor Director does not approve such transaction, Kapson shall have the right, exercisable within 10 business days after such vote, to purchase all shares of Common Stock owned by the Vencor Shareholders (the 'Vencor Shares') for a cash purchase price equal to the Fair Market Value (as defined below) of the Vencor Shares, in which event the prohibition set forth in the first sentence of this paragraph shall no longer apply. The closing of the purchase by Kapson of the Vencor Shares shall take place within 20 business days after the determination of the Fair Market Value pursuant to paragraph (b) below.

     (b) Within 10 business days after Kapson shall elect to purchase the Vencor Shares pursuant to paragraph (a) of this Section, Kapson and Vencor shall each select an independent appraiser nationally recognized as qualified to appraise businesses engaged in the Custodial Care/Healthcare Business (a 'Qualified Appraiser'), who shall seek to agree on a single appraisal of Fair Market Value. If such Qualified Appraisers fail to agree on such appraisal within 20 business days after their selection, such Qualified Appraisers shall select a third Qualified Appraiser (or, in the absence of their agreement on such selection, the independent accountants of the Company shall select a third Qualified Appraiser), who shall deliver its appraisal of Fair Market Value to Kapson and Vencor within 20 business days of the selection of such third Qualified Appraiser.

     SECTION 3.03. Administrative Services. Vencor agrees to continue to provide to the Company the same administrative and support services relating to employee benefits as are currently being provided through December 31, 1998, unless the Company elects to terminate such services prior to such date. [In consideration for such services, the Company will pay to Vencor the same amount in respect of such services as currently being paid by the Company.]

                                   ARTICLE IV
                           Transfers of Common Stock

     SECTION 4.01. Transfer Restrictions. (a) No Vencor Shareholder nor any Management Shareholder shall sell, transfer, pledge, assign or otherwise dispose of (collectively, 'Transfer') any shares of Common Stock without first obtaining the written approval of Kapson; provided, however, that such approval shall not be required in connection with:

          (i) the Transfer of shares of Common Stock by any Vencor Shareholder to any wholly owned direct or indirect subsidiary of Vencor (including, without limitation, the Vencor Operating Company or any of its wholly owned subsidiaries);

          (ii) the sale by any Shareholder of Common Stock in an IPO.

     (b) Any Transfer by reason of the death or legal incapacity of a Management Shareholder shall not constitute a violation of this Section 4.01, provided that the transferee is a family member of such Management Shareholder.

     (c) Any Transfer made in violation of the applicable provisions of this Agreement shall be void and without legal effect.

     SECTION 4.02. Conditions to Assignment. (a) No Transfer of Common Stock shall be effective unless and until the transferee has executed and delivered to each remaining Shareholder a supplement to this Agreement (i) agreeing to be bound by the terms hereof and (ii) agreeing to such additional restrictions on Transfers as any other Shareholder may reasonably request in order to put into effect the same substantive restrictions under this Article IV as theretofore applied to the transferring Shareholder (taking into account differences in ownership structure). Notwithstanding the foregoing, the provisions of this
Section 4.02 shall not apply to any Transfer of shares of Common Stock in an IPO or to any subsequent Transfer of shares of Common Stock acquired in an IPO.

     (b) Each Transfer of Common Stock shall be made in compliance with all applicable laws and regulations; and no such Transfer shall be effective unless and until all governmental consents necessary in connection therewith shall have been obtained and all governmental requirements satisfied. If requested by any other Shareholder, the transferring Shareholder shall deliver to each other Shareholder evidence of its compliance with the foregoing requirements, including an opinion of counsel reasonably satisfactory to each Shareholder.

     SECTION 4.03. Unregistered Securities. (a) Each Shareholder represents that it has been advised that the shares of Common Stock owned by it have not been registered under the Securities Act. Each Shareholder agrees that, in addition to being bound by the other restrictions on transfer contained herein, it will not, directly or indirectly, offer, transfer, sell or otherwise dispose of any of the shares of Common Stock held by it (or solicit any offers to purchase or otherwise acquire any such shares) unless such transfer, sale or other disposition is made (i) pursuant to an effective registration statement under the Securities Act and all applicable state and foreign securities and blue sky laws or (ii) pursuant to an available exemption from registration under, or otherwise in compliance with, the Securities Act and all applicable state and foreign securities and blue sky laws.

     (b) Each certificate representing shares of Common Stock shall bear the following legend: 'The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of unless such transfer, sale or disposition is made pursuant to an effective registration statement under said Act or pursuant to an available exemption from registration under, or otherwise in compliance with, said Act.'

     (c) The restriction referred to in the legend required pursuant to Section 4.03(b) shall terminate and cease to be effective as to any particular shares of Common Stock at the earlier of (i) the time when, in the opinion of counsel for the holder thereof and counsel for the Company, such restriction is no longer required in order to assure compliance with the Securities Act and all applicable state and foreign securities and blue sky laws and (ii) the time when such shares of Common Stock shall have been effectively registered under the Securities Act and all applicable state securities and blue sky laws. At the time such restriction shall terminate and cease to be effective as to any such shares, any holder of such shares shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), replacement certificates for such shares not bearing the legend set forth in Section 4.03(b).

     SECTION 4.04. Tag-Along Rights. (a) Subject to Sections 4.01, 4.02 and 4.05, if Kapson at any time proposes to sell any of its Common Stock (other than to an affiliate of Kapson), Kapson shall have the obligation, and each other Shareholder shall have the right, to require the proposed transferee to purchase from each such other Shareholder a number of shares of Common Stock equal to the product (rounded up to the nearest whole number) of (i) the number of shares of Common Stock proposed to be sold in the contemplated sale (or such greater number of shares of Common Stock the proposed transferee indicates it is willing to purchase in order to accommodate the Shareholders who elect to tag along pursuant to this Section 4.04), and (ii) a fraction, (x) the numerator of which is the Percentage Equity Interest of such other Shareholder and (y) the denominator of which is the aggregate Percentage Equity Interest of all Shareholders participating in such sale, at the same price per share as that received by Kapson, and such purchase and sale shall otherwise take place upon the same terms and conditions given to Kapson, provided that in order to be entitled to exercise its right to sell any of its Common Stock to the proposed purchaser pursuant to this Section 4.04, a Shareholder must agree to make substantially the same representations, warranties, covenants and indemnities and other similar agreements as Kapson agrees to make in connection with the proposed sale.

     (b) Kapson shall give notice to the other Shareholders of each proposed sale giving rise to tag-along rights under this Section 4.04 at least 30 days prior to the proposed consummation of such sale, setting forth the name and address of the proposed purchaser, the number of shares proposed to be so sold, the proposed amount and form of consideration and terms and conditions of payments offered by such proposed purchaser, the percentage of shares each other Shareholder may sell to such proposed purchaser (in accordance with the first sentence of this Section 4.04(a)) and a representation that the proposed purchaser has been informed of the tag-along rights provided for in this Section
4.04 and has agreed to purchase shares in accordance with the terms hereof. The tag-along rights provided for in this Section 4.04 must be exercised by a Shareholder within 20 days following receipt of the notice required by the preceding sentence, by delivery of a written notice to Kapson indicating such Shareholder's desire to exercise its rights and specifying the number of shares it desires to sell (up to the maximum number of shares required to be purchased from such Shareholder pursuant to the first sentence of Section 4.04(a)).

     (c) If the proposed purchaser fails to purchase shares from any Shareholder that has properly exercised its tag-along rights, then Kapson shall not be permitted to make the proposed sale, and any such attempted sale shall be void and of no effect.

     (d) If any Shareholder exercises its tag-along rights under this Section 4.04, the closing of the purchase of the shares with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of Kapson's shares.

     SECTION 4.05. Drag-Along Rights. (a) If Kapson at any time proposes to sell at least a majority of its Common Stock in a bona fide transaction with a third party, Kapson shall have the right to cause each other Shareholder (whereupon such Shareholder shall have the obligation) to sell the same proportion of its Common Stock to the same purchaser at the same price per share as that received by Kapson, and such purchase and sale shall take place upon the same terms and conditions as to be paid and given to Kapson, provided that a Shareholder (other than Kapson) shall not be obligated to make any representations, warranties, covenants or indemnities to the purchaser other than representations, warranties, covenants and indemnities customarily given by selling shareholders selling under similar circumstances, and a Shareholder's liability in respect of any such representations, warranties, covenants or indemnities shall not exceed the sale price for its Common Stock.

     (b) Kapson shall give notice to the other Shareholders of any proposed sale giving rise to drag-along rights under this Section 4.05 at least 30 days prior to the proposed consummation of such sale, setting forth the name and address of the proposed purchaser, the number of shares proposed to be so sold, the proposed amount and form of consideration and terms and conditions of payments offered by such proposed purchaser. If the proposed purchaser fails to purchase shares from any Shareholder, then Kapson shall not be permitted to make the proposed sale, and any such attempted sale shall be void and of no effect.

     (c) The closing of the purchase of the Common Stock with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of Kapson's Common Stock.

                                   ARTICLE V
                              Registration Rights

     SECTION 5.01. Demand Registration. (a) Subject to the other restrictions set forth herein (including the hold-back restrictions set forth in Section 5.03), at any time following the IPO, Vencor may make a written request to the Company for registration under the Securities Act of all (but not less than all) of the Common Stock it then owns (a 'Demand Registration'). Any such request by Vencor shall specify the aggregate amount of Common Stock to be registered and also shall specify the intended method of disposition thereof. Within ten business days after receipt of such registration request, the Company shall commence preparation of the registration of the specified number of shares of Common Stock; provided, however, that the Company may, upon written notice to Vencor given within such ten-business day period, delay such commencement for a reasonable period of time (the 'Blockage Period'), but not for more than 75 calendar days from the Company's receipt of the request for such registration
(x) as is necessary to prepare audited financial statements of the Company for its most recently completed fiscal year or other audited financial statements required in the registration statement or (y) if the Company would be required to disclose in such registration statement the existence of any facts relating to a proposed acquisition, financing or other material corporate development not otherwise required to be publicly disclosed and the Board of Directors of the Company shall have in good faith determined that such disclosure would be materially adverse to the Company. Such notice of delay shall explain, in reasonable detail, the reasons for such delay. If the Company shall so delay commencement of the preparation of such registration, Vencor may, within 30 calendar days after receipt of the notice of delay, notify the Company that it is withdrawing its request for Demand Registration, and such request for registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes of this Section 5.01. Aggregate Blockage Periods under this Section 5.01(a) shall not exceed 150 days in any calendar year.

     (b) Except as provided by Section 5.01(d) below, Vencor shall be entitled to one Demand Registration under this Section 5.01.

     (c) If the Demand Registration involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of shares proposed to be included in such Demand Registration is such as to materially adversely affect the success of such offering or the trading price of the Common Stock, then the number of shares of Common Stock to be registered in such offering shall be reduced or limited to the number that, in the reasonable opinion of such managing underwriter, can be sold without materially adversely affecting the success of such offering or the trading price of the Common Stock.

     (d) If (i) any Common Stock sought to be registered by Vencor in a Demand Registration pursuant to this Section 5.01 are not included in such registration pursuant to Section 5.01(c), (ii) a Demand Registration pursuant to this Section
5.01 is delayed pursuant to Section 5.01(a) and does not become effective within 120 days following the Blockage Period referred to in Section 5.01(a), (iii) a Demand Registration under this Section 5.01 is not delayed pursuant to Section 5.01(a) and the registration statement filed in respect of such Demand Registration does not for any reason become effective within 120 days after Vencor's demand for registration under this Section 5.01, (iv) such registration statement, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Company or any of its subsidiaries or (v) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company or any of its subsidiaries, then in each such case such Demand Registration shall not be counted for purposes of calculating the number of demand rights exercised by Vencor in Section 5.01(b).

     (e) Vencor shall bear (i) all customary expenses incident to the Company's performance of or compliance with a Demand Registration, regardless of whether the registration statement becomes effective, and (ii) all expenses incurred by Vencor in connection with a Demand Registration, regardless of whether the registration statement becomes effective.

     SECTION 5.02. Piggyback Registrations. (a) If (i) the Company at any time proposes to register any of its equity securities under the Securities Act (other than a Demand Registration or a registration on Form S-4 or S-8 or any similar forms), whether or not for sale for its own account, on a form and in a manner that would permit registration of Common Stock for sale to the public under the Securities Act and (ii) the related registered offering would include Common Stock to be sold by any Shareholder, the Company will promptly give notice to the other Shareholders of its intention to do so (which notice shall include the anticipated filing date of the registration statement and the number of its equity securities proposed to be included in the registration statement). Upon the written request of any such other Shareholder delivered to the Company within 30 calendar days after the receipt of any such notice (which request shall specify the Common Stock intended to be disposed of by such Shareholder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all of the Common Stock that the Company has been so requested to register; provided, however, that:

          (A) if, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Shareholder who made a request as hereinabove provided and thereupon shall be relieved of its obligation to register any Common Stock in connection with such registration; and

          (B) if such registration involves an underwritten offering, all holders of Common Stock requesting to be included in the Company's registration must sell their Common Stock to the underwriters selected by the Company.

     (b) The Company shall not be obligated to effect any registration of Common Stock under this Section 5.02 incidental to (i) the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans or (ii) any Demand Registration.

     (c) If a registration pursuant to this Section 5.02 involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of shares proposed to be included in such registration should be limited, then the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the number of shares of Common Stock requested by Shareholders to be included in such registration that, in the opinion of such managing underwriter, can be sold without materially adversely affecting the success of such offering, such amount to be allocated pro rata among all such requesting Shareholders on the basis of the respective Percentage Interests of the Shareholders proposing to register shares in the offering.

     (d) In connection with any underwritten offering with respect to which Shareholders shall have requested registration pursuant to this Section 5.02, the Company shall have the right to select the managing underwriter or underwriters with respect to the offering.

     SECTION 5.03. Hold-Back Agreements. (a) Each Shareholder (whether or not such Shareholder owns Common Stock to be covered by a registration statement filed pursuant to Section 5.01 or 5.02), agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such registration statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during such period agreed by Kapson with respect to its Common Stock (but not longer than one year) beginning on the closing date of each underwritten offering made pursuant to such registration statement, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

     SECTION 5.04. Registration Expenses. (a) Except as provided in Section 5.04(b), all expenses incident to the Company's performance of or compliance with a piggyback registration pursuant to Section 5.02 will be borne by the Company, regardless of whether the registration statement becomes effective, including:

          (1) all registration and filing fees;

          (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Common Stock under the laws of such jurisdictions as the managing underwriters may designate);

          (3) printing, messenger, telephone and delivery expenses;

          (4) fees and disbursements of counsel for the Company;

          (5) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and 'cold comfort' letters required by or incident to such performance);

          (6) fees and disbursements of underwriters (excluding discounts, commissions, fees or legal expenses of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Common Stock to be sold by any Shareholder);

          (7) fees and expenses of other persons retained by the Company; and

          (8) fees and expenses of one counsel for the Shareholders seeking registration of their Common Stock under Section 5.02, such counsel to be
     (i) selected by the holders of a majority of the Common Stock to be registered in such registration by Shareholders, and (ii) subject to the reasonable approval of the Company.

     (b) Each Shareholder shall bear the cost of (i) fees and disbursements of its legal counsel (other than the counsel contemplated by Section 5.04(a)(8)),
(ii) discounts, commissions, fees or legal expenses of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Common Stock to be sold by such Shareholder and (iii) taxes incurred by such Shareholder.

     SECTION 5.05. Registration Procedures. In connection with any registration of Common Stock owned by a Shareholder under the Securities Act pursuant to this
Article V, the Company will use its best efforts to effect such registration to permit the sale of such Common Stock in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) Before filing a registration statement or prospectus or any amendments or supplements thereto, furnish to counsel for the selling Shareholders, and to such Shareholders and the underwriters, if any, upon request, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, Shareholders and underwriters, as applicable, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which the holders of a Majority-in-Interest of the Common Stock of the selling Shareholders covered by such registration statement, or such counsel, if any, shall reasonably object.

     (b) Prepare and file with the U.S. Securities and Exchange Commission (the 'SEC') such amendments and post-effective amendments to the registration statement, and such supplements to the prospectus, as may be reasonably requested by any selling Shareholder or any underwriter of Common Stock or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep the registration statement effective for the applicable period and cause the prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus.

     (c) Notify the selling Shareholders and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing:

          (1) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

          (2) of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information;

          (3) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

          (4) if at any time the representations and warranties of the Company contemplated by paragraph (l) below cease to be true and correct;

          (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (6) that an event has occurred or a condition exists, such that the registration statement, the prospectus or any document incorporated therein by reference contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (d) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest practicable time.

     (e) If requested by the managing underwriter or underwriters or the holders of a Majority-in-Interest of the Common Stock being sold in connection with an underwritten offering, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a Majority-in-Interest of the Common Stock being sold agree should be included therein relating to the plan of distribution with respect to such Common Stock, including information with respect to the amount of Common Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Common Stock to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

     (f) Furnish to each selling Shareholder and each managing underwriter, if any, without charge, at least one conformed copy of the registration statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

     (g) Deliver to each selling Shareholder and the underwriters, if any, without charge, as many copies of the prospectus and any amendment or supplement thereto as such persons may reasonably request; the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Shareholders and the underwriters, if any, in connection with the offering and sale of the Common Stock covered by the prospectus or any amendment or supplement thereto, subject to the requirements of the Securities Act and the rules and regulations thereunder.

     (h) Prior to any public offering of Common Stock, register or qualify such shares of Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any underwriter or the holders of a Majority-in-Interest of the Common Stock being sold reasonably request in writing and do what is reasonably necessary or advisable to enable the disposition in such jurisdictions of the Common Stock covered by the registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, to subject itself to taxation in any such jurisdiction or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

     (i) Cooperate with the selling Shareholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the shares of Common Stock to be sold and not bearing any restrictive legends; and cause such shares of Common Stock to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Common Stock to the underwriters.

     (j) Use its best efforts to cause the Common Stock covered by the applicable registration statement to be (i) registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Common Stock and (ii) listed for trading on the national securities exchange or reported on the national securities system, as applicable, on which the Common Stock is then listed or reported.

     (k) If any fact exists which results in the registration statement, the prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Common Stock, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (l) Enter into agreements (including underwriting agreements in customary form) and take all other appropriate actions in order to expedite or facilitate the disposition of such Common Stock and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

          (1) make such representations and warranties to the holders of such Common Stock and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

          (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the holders of a Majority-in-Interest of the Common Stock being sold) addressed to each selling Shareholder and the underwriters, if any, covering the matters customarily covered in opinions requested in similar underwritten offerings;

          (3) obtain 'cold comfort' letters and updates thereof from the Company's independent certified public accountants addressed to the selling Shareholders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in 'cold comfort' letters delivered to underwriters in connection with similar underwritten offerings;

          (4) if requested, provide the indemnification in accordance with the provisions and procedures of Section 5.07 to all parties to be indemnified pursuant to such Section; and

          (5) deliver such documents and certificates as may be reasonably requested by the holders of a Majority-in-Interest of the Common Stock being sold and the managing underwriters, if any, to evidence compliance with clause (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at the effectiveness of such registration statement and at each closing under any underwriting or similar agreement as and to the extent required thereunder.

     (m) Make available for inspection by a representative of the holders of a Majority-in-Interest of the Common Stock covered by the registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the registration, in each case as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or by law.

     (n) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 calendar days after the end of any 12-month period (or 90 calendar days, if such period is a fiscal year) (1) commencing at the end of any fiscal quarter in which shares of Common Stock are sold to underwriters in an underwritten offering, or (2) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statements shall cover said 12-month periods.

     SECTION 5.06. Certain Other Obligations with Regard to Registration. (a) The Company may require each seller of Common Stock as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information, as may otherwise be required to be included in the registration statement.

     (b) Each Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 5.05(c)(3), (5) or (6), such Shareholder will forthwith discontinue disposition of shares of Common Stock or prospectuses in all jurisdictions until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.05(k), or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Shareholder will deliver to the Company all copies, other than permanent file copies then in such Shareholder's possession, of the prospectus covering such shares of Common Stock current at the time of receipt of such notice.

     (c) If a registration pursuant to Section 5.02 involves an underwritten offering, no Shareholder requesting to have its Common Stock included in such registration may participate in such registration unless such Shareholder (i) agrees to sell such Shareholder's Common Stock on the basis provided in any underwriting arrangements approved by the Company and a Majority-in-Interest of the Shareholders exercising registration rights pursuant to Section 5.02 and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     SECTION 5.07. Indemnification. (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Shareholder selling Common Stock pursuant to a registration statement under this Article V, its officers, directors, employees and agents and each person who controls such Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an 'Indemnified Holder') from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or the final prospectus included therein or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Shareholder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Shareholder or any underwriter failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale of shares of Common Stock and (ii) the final prospectus would have completely corrected such untrue statement or omission; and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the final prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the final prospectus and if, having previously been furnished by or on behalf of the Company with copies of the final prospectus as so amended or supplemented, such Shareholder or any underwriter thereafter fails to deliver such final prospectus as so amended or supplemented, prior to or concurrently with the sale of shares of Common Stock to the person asserting such loss, claim, damage, liability or expense who purchased such Common Stock which are the subject thereof from such Shareholder. This indemnity will be in addition to any liability which the Company may otherwise have. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders.

     If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding and failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding or (c) the named parties in any action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder which are different from or additional to those available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related action or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by the Indemnified Holders holding a Majority-in-Interest of the Common Stock held by all Indemnified Holders). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

     (b) Indemnification by Selling Shareholder. Each Shareholder selling Common Stock pursuant to a registration statement under this Article V (an 'Indemnifying Holder') agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Indemnifying Holder, but only with respect to information relating to such Indemnifying Holder furnished in writing by such Indemnifying Holder expressly for use in such registration statement or the final prospectus included therein, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against an Indemnifying Holder, such Indemnifying Holder shall have the rights and duties given the Company; and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Indemnified Holder by Section 5.07(a).

     (c) Contribution. If the indemnification provided for in this Section 5.07 is unavailable to an indemnified party under Section 5.07(a) or Section 5.07(b) (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Indemnified Holder or Indemnifying Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VI
                               Term of Agreement

     This Agreement shall terminate on the date of the closing of the IPO; provided, however, that the provisions of Article V (Registration Rights) shall continue in full force and effect until the second anniversary of the IPO.

                                  ARTICLE VII
                            Miscellaneous Provisions

     SECTION 7.01. Specific Performance. The parties hereto agree that the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of breach by any party damages would not be an adequate remedy, and each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity; and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

     SECTION 7.02. Legend. Each certificate representing shares of the Company's Common Stock shall bear the following legend: 'The securities represented by this certificate are subject to terms and conditions (including restrictions on voting and transfer) set forth in a Shareholders and Registration Rights Agreement dated as of [ ], 1998, a copy of which may be obtained from Atria Communities, Inc. or from the holder of this security. No transfer of such securities will be made on the books of, or be effective with respect to, Atria Communities, Inc. unless accompanied by evidence of compliance with the terms of such Agreement.'

     SECTION 7.03. Conflicts and Inconsistent Agreements. Each of the Shareholders and the Company shall take all action reasonably necessary, including but not limited to the voting of capital stock of the Company, to ensure that the Articles of Incorporation and By-laws of the Company or other governing documents of the Company's subsidiaries do not conflict with the terms of this Agreement. Neither the Company nor any Shareholder shall enter into any agreement inconsistent with the terms of this Agreement.

     SECTION 7.04. Complete Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the matters referred to herein and supersedes all prior agreements and understandings among the parties hereto with respect to the matters referred to herein.

     SECTION 7.05. Amendment. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by each party hereto.

     SECTION 7.06. Successors; Assigns. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

     SECTION 7.07. Attorney Fees. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and expenses, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

     SECTION 7.08. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by prepaid telex, cable or telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

          (i) if to the Company:

           Atria Communities, Inc.
           501 South Fourth Avenue
           Suite 140
           Louisville, KY 40202
           Attention: W. Patrick Mulloy, II
           Telecopy: (502) 719-1699
           Telephone: (502) 719-1665

          (ii) if to Kapson:

           Kapson Senior Quarters Corp.
           Kapson Senior Quarters Corp.
           242 Crossways Park Drive
           Woodbury, NY 11797
           Attention: Glenn Kaplan and Ray DiGuardi
           Telecopy: (516) 921-8998
           Telephone: (516) 921-8900

          with copies to:

           Lazard Freres Real Estate Investors L.L.C.
           30 Rockefeller Plaza, 63rd Floor
           New York, NY 10020
           Attention: Robert P. Freeman and Murry N. Gunty
           Telecopy: (212) 332-5980
           Telephone: (212) 632-6000

        and

           Cravath, Swaine & Moore
           Worldwide Plaza
           825 Eighth Avenue
           New York, NY 10019
           Attention: Kevin J. Grehan, Esq.
           Telecopy: (212) 474-3700
           Telephone: (212) 474-1490

          (iii) if to Vencor:

           400 West Market Street
           Louisville, KY 40202
           Attention: Chief Operating Officer
           Telecopy: [            ]
           Telephone: [            ]

          with a copy to:

           400 West Market Street
           Louisville, KY 40202
           Attention: General Counsel
           Telecopy: [            ]
           Telephone: [            ]

     SECTION 7.09. Interpretation; Exhibits and Schedules. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement.

     SECTION 7.10. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

     SECTION 7.11. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. Neither party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

     SECTION 7.12. Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstance.

     SECTION 7.13. Consent to Jurisdiction. (a) Each party hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement; and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding will be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court sitting in New York. Each party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party irrevocably consents to service of process in connection with any matter referred to above by personal delivery, or by registered or certified mail, postage prepaid, to it at its address specified for notice. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each party agrees that, in the event of any breach of this Section, the other party has no adequate remedy at law and shall be entitled to injunctive relief to enforce the terms of this Section.

     SECTION 7.14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                          KAPSON SENIOR QUARTERS CORP.,
                                          By: __________________________________
                                            Name:
                                            Title:

                                          VENCOR, INC.,
                                          By: __________________________________
                                            Name: Joseph L. Landenwich
                                            Title: Corporate Counsel

                            MANAGEMENT SHAREHOLDERS

        Signature Page to Shareholders and Registration Rights Agreement

                                          ______________________________________
                                          [Name]

                                          ______________________________________
                                          [Name]

                                          ______________________________________
                                          [Name]

                                          ______________________________________
                                          [Name]

                                                                       EXHIBIT A
                                                             TO SHAREHOLDERS AND
                                                   REGISTRATION RIGHTS AGREEMENT

                            INSTRUMENT OF ACCESSION

     The undersigned, ________________, in order to become the owner or holder of __________ shares of Common Stock, par value $0.01 per share (the 'Shares'), of ATRIA COMMUNITIES, INC., a Delaware corporation, hereby agrees to become a Shareholder party to that certain Shareholders and Registration Rights
Agreement, dated as of [              ], 1998 (the 'Shareholders Agreement'), a
copy of which is attached hereto, and to become a 'Shareholder' with respect to such shares for all purposes provided therein. This Instrument of Accession shall take effect and shall become a part of said Shareholders Agreement.

     The undersigned agrees not to Transfer any Shares unless as a condition precedent thereto the transferee shall have executed and delivered an Instrument of Accession. Defined terms used herein and not otherwise defined herein have the meanings given them in the Shareholders Agreement.

     Executed as of the date set forth below under the laws of the State of New York.

                                          Name:_________________________________
                                          Address: _____________________________
                                          ______________________________________
                                          ______________________________________

Date:

                                                                      APPENDIX E

              SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

                        DELAWARE GENERAL CORPORATION LAW

SECTION 262. APPRAISAL RIGHTS.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word 'stockholder' means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words 'stock' and 'share' mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words 'depository receipt' mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constitutent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders.

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this tide is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituted corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constitutent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section, provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entited to appraisal rights. Such notice may, if given on or after the effective date of the merger or consolidation, shall also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or
     (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with the subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (b) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection
(d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, is such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, Section 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, Section 24; 57 Del. Laws, c. 148, Sections 27-29; 59 Del. Laws, c. 106, Section 12; 60 Del. Laws, c. 371, Sections 3-12; 63 Del. Laws, c. 25, Section 14; 63 Del. Laws, c. 152, Sections 1, 2; 64 Del. Laws, c. 112, Sections 46-54; 66 Del. Laws, c. 136, Sections 30-32; 66 Del. Laws, c. 352, Section 9; 67 Del. Laws, c. 376, Sections 19, 20; 68 Del. Laws, c. 337, Sections 3, 4; 69 Del. Laws, c. 61, Section 10; 69
Del. Laws, c. 262, Sections 1-9; 70 Del. Laws, c. 79, Section 16; 70 Del. Laws,
c. 186, Section 1; 70 Del. Laws, c. 299, Sections 2, 3; 70 Del. Laws, c. 349,
Section 22; 71 Del. Laws, c. 120, Section 15.)

                                                                      APPENDIX F

                     OPINION OF BT ALEX. BROWN INCORPORATED

                                                                      APPENDIX F

[LOGO] BT Alex Brown
Incorporated

                                                          [LOGO]   Bankers Trust
                                                             Architects of Value

                                 April 19, 1998

Board of Directors
Atria Communities, Inc.
501 South Fourth Avenue
Louisville, Kentucky 40202

Members of the Board:

     Atria Communities, Inc., a Delaware corporation ('Atria'), Kapson Senior Quarters Corp., a Delaware corporation ('Kapson'), and KA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Kapson ('Sub'), have proposed to enter into an Agreement and Plan of Merger, dated as of April 19, 1998 (the 'Merger Agreement'). Pursuant to the Merger Agreement, the implementation of which is contingent on approval by the stockholders of Atria, Sub will be merged with and into Atria (the 'Merger') and each outstanding share of the common stock, par value $0.10 per share, of Atria (the 'Atria Common Stock') will be converted into the right to receive $20.25 in cash (the 'Merger Consideration'), subject to adjustment under certain circumstances specified in the Merger Agreement. We have been advised by representatives of Atria that Vencor, Inc. ('Vencor') and certain members of the management of Atria will, in connection with the transactions contemplated by the Merger, rollover a portion of their shares of Atria Common Stock or options to purchase such shares into newly issued securities of Atria (such stockholders and option holders, the 'Rollover Holders'). You have requested our opinion as to whether the Merger Consideration is fair, from a financial point of view, to the holders of Atria Common Stock (other than Rollover Holders).

     BT Alex. Brown Incorporated ('BT Alex. Brown'), as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Board of Directors of Atria in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Merger and a portion of which is payable upon the the delivery of this opinion. We previously have acted as lead managing underwriter and as lead placement agent in connection with various financings relating to the securities of Atria, for which services we have received compensation. With your consent, BT Alex. Brown and/or affiliates thereof may participate in the financing of the Merger, for which services we would receive compensation. BT Alex. Brown maintains a market in Atria Common Stock and regularly publishes research reports regarding the health care industry and the businesses and securities of Atria and other publicly owned companies in the health care industry. In the ordinary course of business, BT Alex. Brown may actively trade the securities of Atria for our own account and the account of our customers and, accordingly, may at any time hold a long or short position in securities of Atria.

     In connection with this opinion, we have reviewed and analyzed certain publicly available financial information and other information concerning Atria and certain internal analyses and other information furnished to us by Atria. We have also held discussions with the members of the senior management of Atria and representatives of Kapson regarding the business and prospects of Atria. In addition, we have (i) reviewed the reported prices and trading activity for Atria Common Stock, (ii) compared certain financial and stock market information for Atria with similar information for certain other publicly traded companies,
(iii) reviewed the financial terms of certain recent business combinations which we deemed comparable in whole or in part, (iv) reviewed the terms of the Merger Agreement, and (v) performed such other studies and analyses and considered such other factors as we deemed appropriate.

Board of Directors
Atria Communities, Inc.
April 19, 1998
Page 2

     We have not independently verified the information described above and for purposes of this opinion have assumed the accuracy, completeness and fairness thereof. With respect to the information relating to the prospects of Atria, we have assumed that such information reflects the best currently available judgments and estimates of the management of Atria as to the likely future financial performance of Atria. In addition, we have not made an independent evaluation or appraisal of the assets or liabilities of Atria, nor have we been furnished with any such evaluations or appraisals. Our opinion is based on market, economic and other conditions as they exist and can be evaluated as of the date of this letter.

     In connection with our engagement, we were authorized to solicit, and did solicit, interest from third parties with respect to the acquisition of Atria.

     Our advisory services and the opinion expressed herein were prepared for the use of the Board of Directors of Atria and do not constitute a recommendation to any stockholder as to how such stockholder should vote on the proposed Merger. We hereby consent to the inclusion of this opinion letter in its entirety as an exhibit to the proxy statement of Atria distributed in connection with the Merger.

     Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Merger Consideration is fair, from a financial point of view, to the holders of Atria Common Stock (other than Rollover Holders).

                                          Very truly yours,
                                          BT ALEX. BROWN INCORPORATED

                                      F-2